AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 12, 1997
                                             REGISTRATION NO. 333-______
--------------------------------------------------------------------------
==========================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                              -----------------

                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)
                  Delaware                           13-3172275
      (STATE OR OTHER JURISDICTION       (I.R.S. EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION OR ORGANIZATION)
                              -----------------
                              600 STEAMBOAT ROAD
                         GREENWICH, CONNECTICUT 06830
                                (203) 625-2700
   (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                 OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                              -----------------
                               JOHN C. ANDERSON
                       FINANCIAL ASSET SECURITIES CORP.
                              600 STEAMBOAT ROAD
                         GREENWICH, CONNECTICUT 06830
                                (203) 625-5673
   (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                         CODE, OF AGENT FOR SERVICE)

                              -----------------
                               WITH A COPY TO:

     PAUL D. STEVELMAN, ESQ.                             STEPHEN B. ESKO, ESQ.
 FINANCIAL ASSET SECURITIES CORP.                            BROWN & WOOD LLP
       600 STEAMBOAT ROAD                               ONE WORLD TRADE CENTER
   GREENWICH, CONNECTICUT 06830                        NEW YORK, NEW YORK 10048

                              -----------------

       APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
     From time to time on or after the effective date of the registration statement, as determined by market conditions.

                              ------------------

     IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. / /
     IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, PLEASE CHECK THE FOLLOWING BOX. /X/
     IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING./ /____________
     IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING./ /____________
     IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX./ /

                       CALCULATION OF REGISTRATION FEE

                                                          Proposed        Proposed
                                           Amount         Maximum          Maximum        Amount of
        Title of Each Class of             to be       Offering Price     Aggregate     Registration
     Securities to Be Registered         Registered      Per Unit*     Offering Price*       Fee
Asset Backed Securities . . . . . . .   $1,000,000,000      100%       $1,000,000,000     $295,000

     *  Estimated for the purpose of calculating the registration fee.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Pursuant to Rule 429 of the Securities and Exchange Commission's Rules and Regulations under the Securities Act of 1933, as amended, the Prospectus and Prospectus Supplement contained in this Registration Statement also relates to Registrant's registration statement No. 333-29381 as previously filed by the Registrant on Form S-3.
==========================================================================




   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                 SUBJECT TO COMPLETION, DATED JANUARY 12, 1997

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED __________, 1997)

                       FINANCIAL ASSET SECURITIES CORP.
                                  DEPOSITOR
   $___________ (APPROXIMATE) CLASS A, (    %) (VARIABLE PASS-THROUGH RATE)
                  ASSET BACKED CERTIFICATES, SERIES 199_-___

      DISTRIBUTIONS PAYABLE ON THE __TH DAY OF EACH MONTH, COMMENCING ON
                               _______ __, 199_

                             --------------------
     The Series 199_-___ Certificates will consist of the Class A Certificates (the "Senior Certificates"), one or more classes of subordinate certificates (the "Subordinate Certificates"), and the Class R Certificates (the "Residual Certificates"). The Senior Certificates, the Subordinate Certificates and the Residual Certificates are collectively referred to herein as the "Certificates." Only the Senior Certificates are offered hereby.

     The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement, dated as of __________ __, 199_, among Financial Asset
Securities Corp. (the  "Depositor"), (              ), as servicer  (referred
to herein as "(          )", the  "Seller" or the "Servicer," as applicable),
and (            ), as trustee  (the "Trustee"). The Trust Fund  will consist primarily of a pool of certain (adjustable rate) (fixed rate) home equity (revolving credit line) loans made or to be made in the future (the "Mortgage Loans") secured (partially)(primarily) by second deeds of trust or mortgages on residential properties (or, in certain limited cases, mixed-use properties) that are primarily one- to four-family properties (each a "Mortgaged Property"), the collections in respect of such Mortgage Loans, and certain other property relating to such mortgage loans. (The Mortgage Loans will be subject to monthly mortgage rate adjustments based upon changes in the average of the prime rate published in The Wall Street Journal (the "Index"), as described herein under "The Mortgage Pool.")

     The Trust Fund is subject to optional termination under the limited circumstances described herein. Any such optional termination may result in an early retirement of the Senior Certificates offered hereby. Distributions to Certificateholders will be made on the ___th day of each month or, if such ___th day is not a business day, on the first business day thereafter (each, a "Distribution Date"), commencing in _________ 199_.

     The Senior Certificates will have an initial aggregate principal balance of approximately $___________ and will evidence in the aggregate an initial beneficial ownership interest of approximately ____% in the Trust Fund. The remaining beneficial ownership interest in the Trust Fund will be evidenced by the Subordinate Certificates and the Residual Certificates. The rights of the Subordinate Certificateholders to receive distributions with respect to the Mortgage Loans will be subordinated to the rights of the Senior Certificateholders to the extent described herein.

     Except  for  certain  representations  and  warranties relating  to  the
Mortgage Loans, (          )'s  obligations with respect to  the Certificates
are limited to its contractual servicing obligations. The Senior Certificates evidence interests in the Trust Fund only and are payable solely from amounts received with respect thereto. The Senior Certificates do not constitute an obligation of or an interest in the Depositor, the Trustee or
(             ),  or any  of  their respective  affiliates, and  will  not be insured or guaranteed by any governmental agency.

     FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE THE INFORMATION UNDER "RISK FACTORS" ON PAGE S-8 HEREIN AND IN THE PROSPECTUS ON PAGE 11.

 THE SENIOR CERTIFICATES OF A GIVEN SERIES REPRESENT BENEFICIAL INTERESTS IN
       THE RELATED TRUST FUND ONLY AND DO NOT REPRESENT INTERESTS IN OR
          OBLIGATIONS OF THE DEPOSITOR, ANY SELLER OR ANY AFFILIATES
           THEREOF, EXCEPT TO THE EXTENT DESCRIBED HEREIN.  NEITHER
              THE SENIOR CERTIFICATES NOR THE LOANS ARE INSURED
                   OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.
                             --------------------
   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
      AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
        THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
           COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
             PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRE-
               SENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             --------------------
                              GREENWICH CAPITAL
                                MARKETS, INC.
                             --------------------


___________ __, 199_



     THE YIELD TO INVESTORS ON THE SENIOR CERTIFICATES WILL BE SENSITIVE IN VARYING DEGREES TO, AMONG OTHER THINGS, THE RATE AND TIMING OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) OF THE MORTGAGE LOANS (AND TO THE LEVEL OF THE INDEX). THE YIELD TO MATURITY OF THE SENIOR CERTIFICATES MAY VARY FROM
THE ANTICIPATED YIELD TO THE EXTENT SUCH CERTIFICATES ARE PURCHASED AT A DISCOUNT OR PREMIUM AND TO THE EXTENT THE RATE AND TIMING OF PAYMENTS THEREON IS SENSITIVE TO PREPAYMENTS. CERTIFICATEHOLDERS OF THE SENIOR CERTIFICATES SHOULD CONSIDER, IN THE CASE OF ANY SUCH CERTIFICATES PURCHASED AT A DISCOUNT, THE RISK THAT A LOWER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD AND, IN THE CASE OF ANY SENIOR CERTIFICATES PURCHASED AT A PREMIUM, THE RISK THAT A FASTER THAN ANTICIPATED RATE OF PRINCIPAL PAYMENTS COULD RESULT IN AN ACTUAL YIELD THAT IS LOWER THAN THE ANTICIPATED YIELD.

     An election will be made to treat the Trust Fund as a real estate mortgage investment conduit (the "REMIC") for federal income tax purposes.

     Greenwich Capital Markets, Inc. (the "Underwriter") intends to make a secondary market in the Senior Certificates but has no obligation to do so. There is currently no secondary market for the Senior Certificates and there can be no assurance that such a market will develop or, if it does develop, that it will continue.
                            ______________________

     The Senior Certificates are being offered by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor are expected to be approximately $____________, plus accrued interest, before deducting issuance expenses payable by the Depositor.

     The Senior Certificates are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to approval of certain legal matters by counsel. It is expected that delivery of the Senior Certificates will be made against payment therefor on or about _______ __, 199_, at the offices of the Underwriter, 600 Steamboat Road, Greenwich, Connecticut 06830.
                            ______________________

     This Prospectus Supplement does not contain complete information about the offering of the Senior Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Senior Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

     UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SENIOR CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. THIS IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.




                               SUMMARY OF TERMS

     This Summary of Terms is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used in this Summary of Terms are defined elsewhere in this Prospectus Supplement or in the Prospectus.

Title of Certificates         Asset  Backed  Certificates,  Series  199__-___
                              (the "Certificates"), consisting of the Class A
                              Certificates (the  "Senior Certificates"),  one
                              or  more  classes of  subordinate  certificates
                              (the "Subordinate Certificates")  and the Class
                              R Certificates  (the "Residual  Certificates").
                              Only  the   Senior  Certificates   are  offered
                              hereby.

The Depositor                 Financial   Asset    Securities   Corp.    (the
                              "Depositor"),  a Delaware  corporation, and  an
                              indirect limited purpose  finance subsidiary of
                              National Westminster  Plc and  an affiliate  of
                              Greenwich    Capital    Markets,    Inc.   (the
                              "Underwriter").  See  "The  Depositor"  in  the
                              Prospectus and "Method of Distribution" herein.
                              None of the Depositor, National Westminster Plc or any of their affiliates or any other person or entity will insure or guarantee or otherwise be obligated with respect to the Certificates.

Servicer and Seller           (        )  ("(        )")  will serve  as  the
                              Servicer  (in such  capacity, the  "Servicer").
                              See "Servicing of Mortgage Loans--The Servicer"
                              herein. The Mortgage  Loans were originated  by
                              (        ) and  were acquired by  the Depositor
                              pursuant to a  purchase agreement, dated ______
                              (the "Purchase Agreement"),  between (    ), as
                              seller, and the Depositor, as purchaser.

Cut-off Date                  _______ __, 199_.

Closing Date                  On or about ____________ __, 199_.

Trustee                       (             ), a  (                ), not  in
                              its individual capacity but solely as trustee on behalf of the Certificateholders (the "Trustee").

Description of Certificates

     A. General               The Certificates will be  issued pursuant to  a
                              Pooling and Servicing Agreement, dated as of ________ __, 199_ (the "Pooling and Servicing
                              Agreement"), among the Depositor, the Servicer and the Trustee.

                              The  Senior  Certificates,  together  with  the
                              Subordinate Certificates and the Residual Certificates, will represent the entire beneficial ownership interest in a trust fund (the "Trust") whose assets include: a pool of (adjustable) (fixed) rate home equity (revolving credit line) loans made (or to be made in the future) (the "Mortgage Loans") under certain home equity (revolving credit line) loan agreements (the "Loan Agreements") and secured (partially)(primarily) by second (deeds of trust) (mortgages) on residential properties (or, in certain limited cases, mixed-use properties) that are primarily one- to four-family properties (the "Mortgaged Properties"); the collections in respect of the Mortgage Loans received after the Cut-Off Date; property that secured a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure; (a surety bond or letter of credit); an assignment of the Depositor's rights under the Purchase Agreement (as defined below); rights under certain hazard insurance policies covering the Mortgaged Properties; and certain other property, as described more fully herein.

     B. Distributions         Distributions on  the Senior  Certificates will
                              be made on  the ___th day of each  month or, if
                              such day  is not a  business day, on  the first
                              business day  thereafter, commencing  on ______
                              __,   199_  (each,   a  "Distribution   Date").
                              Distributions on each Distribution Date will be
                              made to Certificateholders of record as  of the
                              last business  day of  the month  preceding the
                              month  of  such  Distribution  Date  (each,   a
                              "Record   Date"),   except   that   the   final
                              distribution on the Senior Certificates will be made only upon presentment and surrender of the Senior Certificates at the office or agency of the Trustee in New York, New York.

                              Distributions on the Mortgage Loans will be applied to the payment of principal and interest on the Certificates in accordance with the priorities described below. The rights of the Subordinate Certificateholders and Residual Certificateholders to receive distributions with respect to the Mortgage Loans are subordinated to the rights of the Senior Certificateholders to the extent described herein.

                                   1. Interest    Interest   will,   to   the
                                                  extent funds  are available
                                                  therefor,  be  paid  on the
                                                  Senior  Certificates in  an
                                                  amount equal to one month's
                                                  interest       at       the
                                                  Pass-Through  Rate  on  the
                                                  Certificate       Principal
                                                  Balance  thereof,  together
                                                  with  any  Unpaid  Interest
                                                  Shortfall    with   respect
                                                  thereto.  See  "Description
                                                  of    the    Certificates--
                                                  Distributions" herein.

                                   2. Principal   On each  Distribution Date,
                                                  Certificateholders  of  the
                                                  Senior Certificates will be
                                                  entitled  to   receive,  as
                                                  payments  of principal,  to
                                                  the   extent   funds    are
                                                  available   therefor  after
                                                  distributions  of  interest
                                                  on the Senior Certificates,
                                                  the Class A  Formula Amount
                                                  for such Distribution Date.
                                                  Certificateholders  of such
                                                  Certificates  also will  be
                                                  entitled  to   receive  any
                                                  Unpaid   Liquidation   Loss
                                                  Amounts.  See  "Description
                                                  of    the    Certificates--
                                                  Distributions" herein.

Pass-Through Rate             The   Pass-Through   Rate  for   a   particular
                              Distribution Date will be equal to (____%) (the
                              weighted average of  the Net Loan Rates  of the
                              Mortgage  Loans). The  Net  Loan  Rate for  any
                              Mortgage Loan will be equal to the Loan Rate of
                              such  Mortgage Loan  on the  first  day of  the
                              month preceding the  month of such Distribution
                              Date, less ____%  per annum servicing fee  rate
                              (the   "Servicing  Fee   Rate").  The   initial
                              Pass-Through  Rate for  the first  Distribution
                              Date for the Certificates in _____ 199_ is expected to be approximately ____%). See "The
                              Mortgage Pool--General" herein.

The Mortgage Loans            The Mortgage  Loans are  (partially)(primarily)
                              secured by second  deeds of trust  or mortgages
                              on Mortgaged  Properties.   The Mortgage  Loans
                              were originated  by (  ) and on or prior to the
                              Closing  Date,  (   )   will sell  the Mortgage
                              Loans to  the Depositor pursuant to  a purchase
                              agreement  (the  "Purchase  Agreement").    The
                              aggregate Cut-Off Date Principal Balance of the
                              Mortgage  Loans is  $___________ (the  "Cut-Off
                              Date Pool Balance").

                              The combined loan-to-value ratio of each Mortgage Loan, computed using (the maximum amount the borrower was permitted to draw down under the related Loan Agreement (the "Credit Limit")) and taking into account the amounts of any related senior mortgage loans (the "Combined Loan-to-Value Ratio") did not exceed __% as of the Cut-Off Date. The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was ____% as of the Cut-Off Date. See "THE MORTGAGE LENDING PROGRAM-- Underwriting Procedures Relating to the Mortgage Loans" herein.

                              Interest on each Mortgage Loan is payable monthly and computed on the related average daily outstanding Principal Balance for each billing cycle at a (fixed)(variable) rate per annum (the "Loan Rate") equal (to ___%)(at any time (subject to minimum and maximum rates, as described herein under "The Mortgage Lending
                              Program--Mortgage Loan Terms," and further subject to applicable usury limitations) to the sum of (i) (the prime rate published in the "Money Rates" section of The Wall Street Journal generally on the Monday of the week in which such Loan Rate adjusts (or, if no rate is published on such day, then on the next succeeding calendar day on which a prime rate is published), rounded to the nearest ( ) percent) and (ii) a margin generally within the range of ___% to ___%. The Loan Rate is subject to adjustment ( ).) With respect to each Mortgage Loan, a "billing cycle" is the calendar month preceding a Due Date. Interest accrued at such rate will be due on the Due Date in the month following the close of the billing cycle. (As to each Mortgage Loan, the Due Date is the __th day of the month.) The Cut-Off Date Principal Balances ranged from zero to $_______ and averaged $_______. (Credit Limits under the Mortgage Loans as of the Cut-Off ranged from approximately $_____ to $______ and averaged $______.) Each Mortgage Loan was originated in the period from _______ to _________, (and, as of the Cut-Off Date, the weighted average Credit Limit Utilization Rate (as defined herein) was approximately ___%). See "THE MORTGAGE LENDING PROGRAM" and "DESCRIPTION OF THE MORTGAGE LOANS" herein.

Servicing                     (        ) will serve as the Servicer under the
                              Pooling and  Servicing Agreement.  The Servicer
                              will be  responsible for the  servicing of  the
                              Mortgage Loans  and will receive  from interest
                              collected  on  the  Mortgage  Loans  a  monthly
                              servicing fee on  each Mortgage  Loan equal  to
                              the Principal Balance thereof multiplied by the
                              Servicing   Fee   Rate   (such   product,   the
                              "Servicing  Fee"). See  "Servicing of  Mortgage
                              Loans--Servicing  Compensation  and  Payment of
                              Expenses" herein.

                              (The Servicer is obligated to make cash advances ("Advances") with respect to delinquent payments of principal of and interest on any Mortgage Loan to the extent described herein. The Trustee will be obligated to make any such Advance if the Servicer fails in its obligation to do so, to the extent provided in the Pooling and Servicing Agreement. See "Servicing of Mortgage Loans-- Advances" herein.)

Optional Termination          On any Distribution Date on which the aggregate
                              Principal   Balance  of   the  Mortgage   Loans
                              included in the Trust Fund (the "Pool Principal
                              Balance")  is  less   than  __%  of  the   Pool
                              Principal Balance of the Mortgage Loans as of the Cut-off Date (the "Cut-off Date Principal
                              Balance"), the Servicer will have the option to purchase, in whole, the Mortgage Loans and the REO Property, if any, remaining in the Trust
                              Fund.  See "Description  of the  Certificates--
                              Optional Termination" herein.

Federal Income Tax
  Considerations              An election  will be  made to  treat the  Trust
                              Fund  as  a  "real  estate mortgage  investment
                              conduit" (the  "REMIC") for federal  income tax
                              purposes.    The    Senior    and   Subordinate
                              Certificates    will    constitute     "regular
                              interests"  in  the  REMIC  and  the   Residual
                              Certificates will constitute  the sole class of
                              "residual interests" in  the REMIC. The  Senior
                              Certificates may  be issued at  a premium.  See
                              "Certain  Federal   Income  Tax   Consequences"
                              herein and in the Prospectus.

ERISA Considerations          The acquisition  of a  Senior Certificate by  a
                              pension  or  other  employee  benefit  plan  (a
                              "Plan")  subject  to  the  Employee  Retirement
                              Income  Security   Act  of  1974,   as  amended
                              ("ERISA"), could, in some  instances, result in
                              a prohibited transaction or other violation  of
                              the  fiduciary  responsibility   provisions  of
                              ERISA and Code Section 4975. Certain exemptions
                              from the  prohibited transaction  rules granted
                              under  Prohibited  Transaction  Class Exemption
                              83-1 and under Prohibited Transaction Exemption
                              90-59 could be applicable to the acquisition of
                              Senior   Certificates.   Any   Plan   fiduciary
                              considering  whether  to  purchase  any  Senior
                              Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the provisions of ERISA and the Code.

Legal Investment              The  Senior  Certificates will  not  constitute
                              "mortgage related  securities" for  purposes of
                              the Secondary  Mortgage Market  Enhancement Act
                              of 1984 ("SMMEA") because some of the Mortgages
                              securing   Mortgage   Loans   are   not   first
                              mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based solely on first mortgages may not be legally authorized to invest in the Senior Certificates. See "Legal Investment" in the Prospectus.

Ratings It is a condition of the issuance of the Senior Certificates that they be rated "( )" by
                              (            ) ("(     )")  and  (      )    by
                              (           ) ("(       )"  and, together  with
                              (       ),   the  "Rating   Agencies").     The
                              security ratings of the Senior Certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the Rating Agencies. See "Ratings" herein.




                                 RISK FACTORS

     (Cash Flow Considerations. During the first ( )-year draw down period under the related Loan Agreements fort the Mortgage Loans, collections on such Mortgage Loans may vary because, among other things, borrowers are not required to make monthly payments of principal. With respect to some of the Mortgage Loans, during the second ( )-year draw down period, no monthly payments of principal are required. Collections on the Mortgage Loans may also vary due to seasonal purchasing and payment habits of borrowers.)

     (General credit risk may also be greater to Certificateholders than to holders of instruments representing interests in level payment first mortgage loans since no payment of principal generally is required until after either a five- or ten-year interest only period under the related Loan Agreements. Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans, substantial delay could be encountered in connection with the liquidation of Mortgage Loans that are delinquent and corresponding delays in the receipt of related proceeds by Certificateholders could occur. Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the proceeds payable to Certificateholders and thereby reduce the security for the Mortgage Loans. In the event any of the Mortgaged Properties fail to provide adequate security for the related Mortgage Loans, Certificateholders could experience a loss.)

     Prepayment Considerations. All of the Mortgage Loans may be prepaid in whole or in part at any time without penalty. Home equity loans, such as the Mortgage Loans, have been originated in significant volume only during the past few years and neither the Depositor nor the Servicer is aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional loans. The Trust's prepayment experience may be affected by a wide variety of factors, including general economic condition, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the Mortgage Loans contain due-on-sale provisions and the Servicer intends to enforce such provisions unless
(i) such enforcement is not permitted by applicable law or (ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF THE LOANS--`Due-on-Sale' Clauses" in the Prospectus.

     Legal Considerations. The Mortgage Loans are secured by deeds of trust or mortgages (which generally are second mortgages). With respect to Mortgage Loans that are secured by first mortgages, the Servicer has the power under certain circumstances to consent to a new mortgage lien on the Mortgaged Property having priority over such Mortgage Loan. Mortgage Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate, the Trust and, accordingly, the Certificateholders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "CERTAIN LEGAL ASPECTS OF THE LOANS" in the Prospectus.

     The sale of the Mortgage Loans from the Seller to the Depositor pursuant to the Purchase Agreement will be treated as a sale of the Mortgage Loans. The Seller will warrant that such transfer is either a sale of its interest in the Mortgage Loans or a grant of a first priority perfected security interest therein. In the event of an insolvency of the Seller, the receiver of the Seller may attempt to recharacterize the sale of the Mortgage Loans as a borrowing by the Seller secured by a pledge of the Mortgage Loans. If the receiver decided to challenge such transfer, delays in payments of the Certificates and possible reductions in the amount thereof could occur. The Depositor will warrant in the Pooling and Servicing Agreement that the transfer of its interest in the Mortgage Loans to the Trust is a valid transfer and assignment of such interest.

     In the event of a bankruptcy or insolvency of the Servicer, the bankruptcy trustee or receiver may have the power to prevent the Trustee or the Certificateholders from appointing a successor Servicer.

     (Servicer's Ability to Change the Terms of the Mortgage Loans. The Servicer may agree to changes in the terms of a Loan Agreement, provided that such changes (i) do not adversely affect the interest of the Certificateholders, and (ii) are consistent with prudent business practice. There can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the Mortgage Loans.)

     (Delinquent Mortgage Loans. The Trust will include Mortgage Loans which are __ or fewer days delinquent. The Cut-Off Date Principal Balance of such delinquent Mortgage Loans was $______________.)


                         THE MORTGAGE LENDING PROGRAM

     The information set forth below concerning (_______) and its underwriting policies has been provided by (_______). The Depositor does not make any representation as to the accuracy or completeness of such information.

GENERAL

     All of the Mortgage Loans were originated by (_____________________________), (the "Seller" or the "Servicer") under its mortgage lending program. The Seller first offered (adjustable rate) (fixed rate) home equity (revolving credit line) loans ("home equity loans") in 19__. As of (_____________), (____________) owned and serviced approximately
$__________ aggregate principal amount of outstanding home equity loans secured by properties located in __________ (the "Seller Portfolio").

UNDERWRITING PROCEDURES RELATING TO THE MORTGAGE LOANS

     Each home equity loan was originated after a review by the Seller in accordance with its established underwriting procedures, which were intended to assess the applicant's ability to assume and repay such home equity loans and the adequacy of the real property which serves as collateral for such home equity loans. The maximum (Principal Balance)(Credit Limit) for a home equity loan provided by the Seller was $__________.

     Each applicant for a home equity loan was required to complete an application which listed the applicant's assets, liabilities, income, credit and employment history and other demographic and personal information. If information in the loan application demonstrated that there was sufficient income and equity to justify making a home equity loan and the Seller (a) received a satisfactory independent credit bureau report on the credit history of the borrower and (b) obtained, in the case of all home equity loans originated prior to __________ a drive-by appraisal of the related Mortgaged Property or for all home equity loans originated as of __________, a satisfactory appraisal completed on forms approved by FNMA, and if such information met the Seller's underwriting standards, the Seller issued a commitment subject to satisfaction of certain other conditions. These conditions included: (i) obtaining and reviewing pay stubs, income tax returns or a verification of employment from the applicant's employer; (ii) obtaining and reviewing a verification of deposit; and (iii) obtaining and reviewing a verification of the loan in the first lien position when the home equity loan was to be in a second lien position.

     Appraisals of the Mortgaged Properties were performed by a qualified appraiser or an independent third-party, fee-based appraiser who had been previously approved for such assignment by the Seller.

     It is the Seller's policy to require a title policy insuring title mortgage in accordance with the intended lien position. (Regardless of Combined Loan-to-Value Ratios, it is the Seller's policy not to accept a position junior to any mortgage lien other than a first mortgage.)

     Generally, a home equity loan needed a Combined Loan-to-Value Ratio of __% for loans which the Seller obtained full documentary support and was not greater than __% for loans for which limited documentary support was obtained.

     After obtaining all applicable employment, credit and property information, the Seller determined whether sufficient unencumbered equity in the property existed and whether the prospective borrower had sufficient monthly income available to support the payments of interest (at the current Index Rate) in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations based on the prospective borrower's debt-to-gross income ratio. The "debt-to-gross income ratio" is the ratio of (a) certain of the borrower's debt obligations which include: (i) the monthly first mortgage payment plus taxes; (ii) monthly installment debt payments with a term of more than ten months; (iii) five percent of the total revolving obligations;
(iv) monthly alimony and child support obligations; and (v) the payment on the home equity loan (calculated at the Credit Limit and current prime rate plus margin for such home equity loan) to (b) the borrower's gross verifiable monthly income. The debt-to-gross income ratio generally did not exceed (________%).

     When the commitment conditions had been satisfied, the home equity loan was completed by signing a Loan Agreement, rescission statement, and mortgage which secured the repayment of principal of and interest on the related home equity loan. The original mortgage was then recorded in the appropriate county government office.

MORTGAGE LOAN TERMS

     (A borrower may access a  home equity loan by writing a check.)   On all
home  equity loans, there  is (a ten-year)  draw down  period as long  as the
borrower is not in default under the loan agreement.   Home equity loans bear
interest at a variable rate which may change bi-weekly. (Home equity loans may be subject to a maximum per annum interest rate (the "Maximum Rate") of
    % per annum and in all cases, are subject to applicable usury limitations.)
----
See "CERTAIN LEGAL ASPECTS OF THE LOANS--Applicability of Usury Laws" in the Prospectus. (The daily periodic rate on the home equity loans (the "Loan Rate") is the sum of the Index Rate plus a spread (the "Margin") which generally ranges between ____% and ____%, divided by 365 days or 366 days, as applicable.) (The "Index Rate" is based on (the "prime rate" published in The Wall Street Journal every second Monday rounded to the nearest one-eighth of one percent or if not published on any such date, as next published in the Wall
Street Journal.)   The annual percentage rate for  any monthly period will be based on the Prime Rate in effect the Monday on which the rate may change. (If a prime rate range is published in The Wall Street Journal, then the midpoint (average) of that range will be used.) There are no limitations on increases or decreases (except for those home equity loans which have Maximum
Rates).   Only the home  equity loans that  have Maximum Rates  of ____% also have annual adjustment caps of __% as to both increases and decreases in their Loan Rates.)

     (Billing statements are mailed monthly.) The statement details all debits and credits and specifies the minimum payment due (and the available credit line). Notice of changes in the applicable Loan Rate are provided by the Seller to the Borrower with such statements. All payments are due by the tenth day after the date the billing statement is issued.

     (The Loan Agreements and Disclosure Statement further provide that if publication of the Index Rate is discontinued, the Index Rate will be changed upon notification in accordance with such Loan Agreements and Disclosure Statements.)

     The right to obtain additional credit may be suspended or terminated or the borrower may be required to pay the entire balance due plus all other accrued but unpaid charges immediately, if the borrower fails to make any required payment by the due date, (if the total outstanding principal balance including all charges payable exceeds the Credit Limit), if the borrower made any statement or signature on any document which is fraudulent or contained a material misrepresentation, if the borrower dies or becomes incompetent, if the borrower becomes bankrupt or insolvent, if the borrower becomes subject to any judgment, lien, attachment or an execution is issued against the Mortgaged Property, the borrower fails to obtain and maintain required property insurance or if the borrower sells or transfers the Mortgaged Property or does not maintain the property. (In addition, the right to obtain additional credit may be suspended or a borrower's Credit Limit may be reduced, if the value of the Mortgaged Property decreases for any reason to less than 80% of the original appraised value, if the borrower is in default under the home equity loan, if government action impairs the Seller's lien priority or if a regulatory agency has notified the Seller that continued advances would constitute an unsafe and unsound practice.)

DELINQUENCY AND LOSS EXPERIENCE OF THE SERVICER'S PORTFOLIO

     The following tables set forth the delinquency and loss experience for each of the periods shown for the home equity loans indicated on the table. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Mortgage Loans will be similar to that set forth below.


                            DELINQUENCY EXPERIENCE
                            (DOLLARS IN THOUSANDS)

                                                                       As of _________
                                                           -----------------------------------------
                                                                            _____
                                                           -----------------------------------------
                                                              Number of
                                                                Loans                     Amount
                                                           ---------------             -------------
Amount Outstanding at
  Period End  . . . . . . . . . . . . . . . . .

Delinquency
  30-59 Days  . . . . . . . . . . . . . . . . .                                        $
  60-89 Days  . . . . . . . . . . . . . . . . .
  90 or More Days . . . . . . . . . . . . . . .
  Foreclosures and Bankruptcies . . . . . . . .
                                                                                            ----------

Total Delinquencies . . . . . . . . . . . . . .                                             $
                                                                                            ==========

30-59 Days Percentage . . . . . . . . . . . . .                                                      %
60-89 Days Percentage . . . . . . . . . . . . .                                                      %
90 or More Days Percentage  . . . . . . . . . .                                                      %
Foreclosures and Bankruptcies . . . . . . . . .



                               LOSS EXPERIENCE
                            (DOLLARS IN THOUSANDS

                                                                                  For the Year
                                                                                Ending ________
                                                                               -----------------
Average Amount
  Outstanding . . . . . . . . . . . . . . . . . . . . . . . . .            $
Gross Charge-Offs . . . . . . . . . . . . . . . . . . . . . . .            $
Recoveries  . . . . . . . . . . . . . . . . . . . . . . . . . .            $
Net Losses as a Percentage
  of Average Amount Outstanding . . . . . . . . . . . . . . . .                           %



                       SERVICING OF THE MORTGAGE LOANS

     The  information  set  forth  below  concerning  the  Servicer  and  its servicing policies has been provided by the Servicer.  The Depositor does not
make  any  representation  as  to   the  accuracy  or  completeness  of  such
information.

SERVICING OF MORTGAGE LOANS

     The Servicer will be responsible for servicing the Mortgage Loans as agent for the Trust in accordance with the Servicer's policies and procedures for servicing home equity loans and in accordance with the terms of the Pooling and Servicing Agreement.

     With  respect to real  estate secured loans,  the general policy  of the
Servicer is to initiate foreclosure on the underlying property (i) after such loan is 90 days  or more delinquent; (ii) if a notice of  default on a senior lien is received by the Servicer; or (iii) if circumstances are discovered by the  Servicer  which  would  indicate  that  a  potential  for  loss  exists.
Foreclosure  proceedings  may  be  terminated if  the  delinquency  is cured.
However, under certain circumstances, the  Servicer may elect not to commence foreclosure or stay  the foreclosure proceeding if the  borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period.  The loans  to borrowers in bankruptcy proceedings will be  restructured in accordance  with law and  with a view  to maximizing
recovery   of   such   home  equity   loans,   including   any  deficiencies.
Additionally,  any  time  during  foreclosure,  a  forbearance,  short  sale, deed-in-lieu or a payment plan can be authorized.

     After foreclosure,  if  the home  equity  loan  is secured  by  a  first mortgage lien,  title to  the  related Mortgaged  Property will  pass to  the
Servicer, or  a wholly-owned subsidiary  of the Servicer, who  will liquidate the Mortgaged  Property and  charge-off the balance  of the home  equity loan
balance  which  was not  recovered  by  the  liquidation  proceeds.   If  the
Mortgaged Property was subject  to a senior lien position, the  Servicer will either satisfy such lien at the time of foreclosure sale or take other action as  deemed necessary  to protect  the  Servicer's interest  in the  Mortgaged
Property.   If in the  judgment of the  Servicer, the cost  of maintaining or purchasing  the senior  lien position  exceeds the  economic benefit  of such action, the Servicer  will generally charge-off the entire  home equity loan, seek a money judgment against the borrower or will not pursue any recovery.

     Servicing and charge-off policies and collection practices may change over time in accordance with the Servicer's business judgment, changes in the Servicer's real estate secured (revolving credit line) loans and applicable laws and regulations, and other considerations.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each billing cycle, other than the first billing cycle, the servicing compensation to be paid to the Servicer in respect of its servicing activities relating to the Mortgage Loans will be paid to it from interest collections in respect of the Mortgage Loans and will be equal to ____% per annum (the "Servicing Fee Rate") on the aggregate Principal
Balances of the Mortgage Loans as of the first day of each such billing cycle
(the "Servicing Fee"). With respect to the first billing cycle, the Servicer will receive from such collections ___ of the amount calculated in the preceding sentence. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

     The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Servicing Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged
Properties related thereto, such right of reimbursement being prior to the rights of Certificateholders to receive any related Liquidation Proceeds.


                      DESCRIPTION OF THE MORTGAGE LOANS

MORTGAGE LOANS

     The Mortgage  Loans  were originated  pursuant  to loan  agreements  and disclosure statements (the "Loan Agreements") and are secured by mortgages or deeds of trust, most of  which are second mortgages or second deeds of trust,
on  Mortgaged Properties.   The  Mortgaged Properties  securing the  Mortgage
Loans consist primarily  of residential  properties (or,  in certain  limited cases, mixed-use properties) that are one to four-family properties.  (All of
the  Mortgaged Properties  are owner  occupied.)   Mixed-use  properties will
consist of structures  of not more  than three stories  which include one  to four residential dwellings  units and space used for  retail, professional or other  commercial uses.  Such  uses, which will not involve  more than 50% of the space in the structure, may include  doctor, dentist or law offices, real estate agencies, boutiques,  newsstands, convenience stores or  other similar types of uses intended to cater to individual customers.  The  properties may
be located in  suburban or metropolitan districts.   Any such non-residential
use will be in  compliance with local zoning laws  and regulations.  See  "--
Mortgage Loan Pool Statistics" below.

     The Cut-Off Date  Pool Balance  is $___________, which  is equal to  the aggregate Principal  Balances of the Mortgage  Loans as of ______,  199_ (the
"Cut-Off Date").  As of the _______, the Mortgage Loans were not more than 89 days delinquent and had a Loan Rate of at least ____% per annum.  The average
Cut-Off Date  Principal Balance  was $_______,  the minimum  Mortgage Cut-Off
Date Principal Balance  was zero, the maximum Cut-Off  Date Principal Balance was $_________, (the minimum Loan Rate and  the maximum Loan Rate on the Cut-
Off Date were  ____% and  ____% per  annum, respectively,)  and the  weighted average  Loan Rate on the Cut-Off Date was  ____% per annum.  (As of the Cut-
Off Date, the  weighted average Credit Limit Utilization  Rate was ____%, the minimum Credit Limit Utilization Rate  was zero and the maximum  Credit Limit
Utilization  Rate  was ______%.    The  "Credit  Limit Utilization  Rate"  is
determined by dividing the Cut-Off Date  Principal Balance of a Mortgage Loan
by  the Credit Limit  of the related  Loan Agreement.)   The weighted average
Combined Loan-to-Value Ratio of  the Mortgage Loans was ____% as  of the Cut-
Off Date.

MORTGAGE LOAN POOL STATISTICS

     The Depositor has compiled the following additional information as of the Cut-Off Date with respect to the Mortgage Loans to be included in the Trust.

                            (TABULAR INFORMATION)


ASSIGNMENT OF MORTGAGE LOANS

     At the time of issuance of the Certificates, the Depositor will transfer to the  Trust all of  its right, title and  interest in and  to each Mortgage
Loan (including its right to purchase any Additional Balances  arising in the future),  related  Loan  Agreements, mortgages  and  other  related documents
(collectively, the "Related  Documents"), including all collections  received on or with  respect to each such Mortgage  Loan on or after  the Cut-Off Date pursuant to an assignment of the Depositor's rights and obligations under the
Purchase  Agreement.   The  Trustee,  concurrently with  such  transfer, will
deliver the  Certificates.  Each Mortgage Loan  transferred to the Trust will be identified on a  schedule (the "Mortgage Loan Schedule")  delivered to the
Trustee pursuant to  the Pooling and Servicing Agreement.  Such schedule will include information as to the Cut-Off Date Principal Balance of each Mortgage
Loan, as well as information with respect to the Loan Rate.

     (The Pooling and Servicing Agreement will require that, within the time period specified therein, the Seller deliver to the Trustee (or a custodian, as the Trustee's agent for such purpose) the Mortgage Loans endorsed in blank and the Related Documents. In lieu of delivery of original mortgages, the Seller may deliver trust and correct copies thereof which have been certified as to authenticity by the appropriate county recording office where such mortgage is recorded.)

     Under the terms of the Pooling and Servicing Agreement, the Seller, acting at the Depositor's request, will have (__ days after the Closing Date) to prepare and record assignments of the mortgages related to each Mortgage
Loan in favor of the Trustee (unless opinions of counsel satisfactory to the Rating Agencies are delivered to the Trustee to the effect that recordation of such assignments is not required in the relevant jurisdictions to protect the interests of the Trustee in the Mortgage Loans).

     Within 90 days of the Closing Date, the Trustee will review the Mortgage
Loans and the Related Documents and if  any Mortgage Loan or Related Document
is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Trustee, the Seller will be  obligated to repurchase the Mortgage Loan and to deposit the Repurchase Price  into the Collection Account.  Upon  such retransfer, the Principal Balance of such Mortgage Loan will be deducted from the Pool Balance.  In lieu of any such repurchase,  the Seller may substitute
an Eligible  Substitute Mortgage Loan.   Any such repurchase  or substitution
will be considered a  payment in full of such Mortgage  Loan.  The obligation of the Seller to  accept a transfer of a Defective Mortgage  Loan is the sole remedy  regarding any  defects in  the Mortgage  Loans and  Related Documents available to the Trustee or the Certificateholders.

     With respect to any Mortgage Loan, the "Repurchase Price" is equal to the Principal Balance of such Mortgage Loan at the time of any transfer described above plus accrued and unpaid interest thereon to the date of repurchase.

     An "Eligible  Substitute Mortgage Loan" is a  mortgaged loan substituted by the  Seller for a Defective Mortgage Loan which  must, on the date of such substitution,  (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate  Principal Balance), not 5% more or less than the Principal Balance relating  to such Defective  Mortgage Loan; (ii)  (have a Loan  Rate not less than the Loan  Rate of the  Defective Mortgage Loan and  not more than  1% in
excess of the Loan Rate  of such Defective Mortgage Loan; (iii)   have a Loan
Rate based  on the same Index with adjustments to  such Loan Rate made on the same Interest Rate Adjustment  Date as that  of the Defective Mortgage  Loan;
(iv) have a Margin that is not less than the Margin of the Defective Mortgage
Loan  and  not more  than 100  basis points  higher than  the Margin  for the
Defective Mortgage Loan); (v) have a mortgage of the same or higher level  of priority as the mortgage relating to the Defective Mortgage Loan; (vi) have a remaining  term to maturity  not more than  six months earlier  and not later than the  remaining term to  maturity of the  Defective Mortgage Loan;  (vii)
comply with  each representation  and warranty as  to the Mortgage  Loans set forth in  the  Purchase Agreement  (deemed  to be  made  as of  the  date  of substitution);  and (viii) satisfy  certain other conditions specified in the
Purchase  Agreement.   To  the extent  the Principal  Balance of  an Eligible
Substitute Mortgage Loan is  less than the  Principal Balance of the  related
Defective Mortgage Loan, the Seller will be required to make a deposit to the
Collection  Account   equal  to  such  difference  ("Substitution  Adjustment
Amounts").

     The Seller  will make certain  representations and warranties as  to the accuracy in  all material  respects of certain  information furnished  to the
Trustee  with respect  to each  Mortgage Loan  (e.g., Cut-Off  Date Principal
Balance and  the Loan  Rate).   In addition,  the Seller  will represent  and
warrant, on the  Closing Date, that, among  other things: (i) at  the time of transfer to the  Depositor, the Seller has transferred or assigned all of its right, title  and interest in each  Mortgage Loan and  the Related Documents, free of any lien (subject to certain exceptions); and (ii) each Mortgage Loan was  generated  under  a  Loan  Agreement  that  complied,  at  the  time  of origination, in all material respects with applicable state and federal laws.
Upon  discovery of  a breach of  any such  representation and  warranty which materially and adversely  affects the interests of  the Certificateholders in the Mortgage Loan and Related Documents, the Seller  will have a period of 60 days after discovery or notice of the breach to effect a cure.  If the breach cannot be  cured within the  60-day period, the  Seller will be  obligated to
repurchase or  substitute the Defective  Mortgage Loan from  the Trust.   The
same procedure and limitations that are set forth above for the repurchase or substitution of  Defective Mortgage  Loans will  apply to the  transfer of  a
Mortgage Loan that is required to be repurchased or substituted because  of a breach  of  a representation  or  warranty  in  the Purchase  Agreement  that materially and adversely affects the interests of the Certificateholders.

     Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."


                       DESCRIPTION OF THE CERTIFICATES

GENERAL

     The Senior Certificates offered hereby will be issued pursuant to a Pooling and Servicing Agreement, dated as of ______ __, 199_ (the "Pooling and Servicing Agreement"), among the Depositor, the Servicer and the Trustee.
Set forth below are summaries of the specific terms and provisions pursuant to which the Senior Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Pooling and Servicing
Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

     The  Series   199_-___  Certificates  will   consist  of  the   Class  A
Certificates (the "Senior Certificates"), one  or more classes of subordinate certificates  (collectively, the "Subordinate Certificates"), and the Class R
Certificates  (the "Residual  Certificates").  The Senior  Certificates,  the
Subordinate  Certificates  and  the Residual  Certificates  are  collectively referred to  herein as the  "Certificates." Only the Senior  Certificates are
offered hereby.

     The  Senior  Certificates  will have  an  initial  Certificate Principal
Balance of approximately $_______________, and will evidence in the aggregate an initial beneficial ownership interest  of approximately ____% in the Trust
Fund. The remaining  beneficial ownership interest in the Trust  Fund will be evidenced by the Subordinate Certificates and the Residual  Certificates. The
rights   of   the    Subordinate   Certificateholders   and   the    Residual
Certificateholders  to receive  distributions with  respect  to the  Mortgage
Loans will be  subordinated to the rights of the Senior Certificateholders to the extent described herein.

     The Senior Certificates will be  issuable in fully registered form only.
The Senior Certificates will be issued in minimum dollar denominations of $(1,000) and integral multiples of $(1) in excess thereof. A single
Certificate may be issued in an amount different than described above. The assumed final maturity date of the Senior Certificates is ________ __, ____, which is the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan in the Mortgage Pool.

BOOK-ENTRY CERTIFICATES

     The Senior Certificates will be book-entry Certificates (the "Book-Entry
Certificates").   Persons  acquiring beneficial  ownership  interests in  the
Senior Certificates  ("Certificate  Owners")  will  hold  their  Certificates through the Depository Trust Company ("DTC") in the United States(, or  Cedel
Bank, soci t   anonyme, ("CEDEL") or  the Euroclear System  ("Euroclear") (in
Europe))  if they  are participants  of such  systems, or  indirectly through
organizations  which  are  participants  in  such  systems.   The  Book-Entry
Certificates will  be  issued in  one or  more certificates  which equal  the aggregate  principal  balance of  the  Certificates  and  will  initially  be
registered in  the name  of  Cede &  Co., the  nominee of  DTC.   (CEDEL  and
Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's  and Euroclear's names on the books of their respective  depositaries which in turn  will hold such positions  in customers' securities  accounts in  the depositaries' names  on the  books of
DTC.    Citibank N.A.  will act  as  depositary for  CEDEL and  the Brussels,
Belgium  Branch of  Morgan Guarantee Trust  Company of  New York will  act as depositary  for Euroclear  (in such  capacities,  individually the  "Relevant
Depositary"  and collectively the  "European Depositaries").)   Investors may
hold  such beneficial  interests in  the Book-Entry  Certificates in  minimum denominations  representing Certificate Principal  Balances of $1,000  and in
integral multiples in excess  thereof.  Except as described  below, no person acquiring  a Book-Entry  Certificate  (each, a  "beneficial  owner") will  be entitled to receive  a physical certificate representing  such Certificate (a
"Definitive  Certificate").   Unless and  until  Definitive Certificates  are
issued,   it  is  anticipated  that  the   only  "Certificateholder"  of  the
Certificates will be Cede &  Co., as nominee of DTC.  Certificate Owners will not be Certificateholders as  that term is used in the  Pooling and Servicing
Agreement.   Certificate Owners are  only permitted to exercise  their rights indirectly through Participants and DTC.

PAYMENTS ON MORTGAGE LOANS;  DEPOSITS TO COLLECTION ACCOUNT AND  DISTRIBUTION
ACCOUNT

     The Trustee shall establish and maintain on behalf of the Servicer an account (the "Collection Account") for the benefit of the Certificateholders.
The  Collection Account  will be  an  Eligible Account  (as defined  herein).
Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Mortgage Loans
(excluding amounts representing the Servicing Fee, administrative charges, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account.
Amounts so deposited may be invested in Eligible Investments (as described in the Pooling and Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies.

     The Trustee  will establish an account (the "Distribution Account") into which will  be deposited  amounts withdrawn from  the Collection  Account for distribution to Certificateholders on a Distribution  Date.  The Distribution
Account will  be an  Eligible Account.   Amounts  on deposit  therein may  be
invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An  "Eligible Account"  is an  account that  is ((i)  maintained with  a depository  institution whose  debt obligations  at the  time of  any deposit therein have the highest short-term debt rating by the  Rating Agencies, (ii)
one or more  accounts with a depository institution  which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank
Insurance Fund  ("BIF") of the  Federal Deposit Insurance Corporation  with a
minimum long-term unsecured  debt rating of (    ), (iii)  a segregated trust
account maintained with  the Trustee or  an affiliate of  the Trustee in  its fiduciary  capacity or  (iv) otherwise  acceptable to  each Rating  Agency as evidenced by  a  letter  from each  Rating  Agency to  the  Trustee,  without reduction or withdrawal of their then current ratings of the Certificates).

     Eligible   Investments  are  specified  in  the  Pooling  and  Servicing
Agreement  and are  limited  to investments  which meet  the criteria  of the
Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

DISTRIBUTIONS

     General. Distributions on the Senior Certificates will be made by the Trustee on the __th day of each month, or if such day is not a business day, on the first business day thereafter, commencing on _______ __, 199_ (each, a "Distribution Date"), to the persons in whose names such Certificates are registered at the close of business on the last business day of the month preceding the month of such Distribution Date (the "Record Date").

     Distributions on  each Distribution Date will be made by check mailed to the address of  the person entitled thereto  as it appears on  the applicable
Certificate  Register  or, in  the  case  of  a Certificateholder  who  holds
Certificates  with  an  aggregate initial  Certificate  Principal  Balance of
$___________  or more  and who  has  so notified  the Trustee  in  writing in accordance  with the  Pooling and  Servicing Agreement,  by wire  transfer in immediately available  funds to  the account of  such Certificateholder  at a bank  or  other  depository  institution  having  appropriate  wire  transfer facilities; provided, however, that  the final distribution in  retirement of the  Senior Certificates will be made  only upon presentment and surrender of such  Certificates at  the Corporate  Trust  Office of  the Trustee.  On each
Distribution  Date, a Certificateholder of  a Senior Certificate will receive such Certificateholder's  Percentage Interest of  the amounts required  to be
distributed  with  respect  to  the  Senior  Certificates.   The  "Percentage
Interest" evidenced by a Senior Certificate will equal the percentage derived by  dividing the  denomination of  such Senior  Certificate by  the aggregate denominations of all Senior Certificates.

DEPOSITS TO THE DISTRIBUTION ACCOUNT

     The Trustee  shall maintain  a distribution  account (the  "Distribution
Account") on behalf of the Certificateholders. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

          (i) the aggregate amount remitted by the Servicer from the Certificate Account;

          ((ii) all Advances;) and

          (iii) any amount required to be deposited by the Servicer in connection with any losses on Permitted Investments.

WITHDRAWALS FROM THE DISTRIBUTION ACCOUNT

     The Trustee shall withdraw funds from the Distribution Account for distribution to Certificateholders as described below under "--Allocation of Available Funds" and may from time to time make withdrawals from the Distribution Account for the following purposes:

          (i) to pay to the Servicer as servicing compensation earnings on or
     investment  income  with  respect  to   funds  in  or  credited  to  the
     Distribution Account;

          (ii) to withdraw any amount deposited in the Distribution Account and not required to be deposited therein; and

          (iii) to clear and terminate the Distribution Account upon the termination of the Pooling and Servicing Agreement.

ALLOCATION OF AVAILABLE FUNDS.

     General. Distributions to Certificateholders will be made on each Distribution Date in an amount equal to the amount of Available Funds.
"Available Funds" as of any Distribution Date, is the sum of the following amounts:

          (i) the aggregate amount on deposit in the Certificate Account as of the close of business on the immediately preceding Determination
     Date; and

          (ii) Advances with respect to such Distribution Date,

less the sum of:

               (x) the portion thereof representing (A) Principal Prepayments and Liquidation Proceeds received after the last day of the related
          Prepayment Period and (B) all Scheduled Payments or portions thereof received in respect of scheduled principal and interest on the Mortgage Loans due after the preceding Due Date, and

               (y) amounts  permitted to  be withdrawn  from the  Certificate
          Account  pursuant   to  clauses   (i)-(vii),  inclusive   under  "-
          -Withdrawals from the Certificate Account" above.

     On  each  Distribution  Date,  the  Trustee   shall  withdraw  from  the
Distribution Account  the Available Funds  and make distributions  thereof as described below and to the extent of Available Funds:

     (i)  to the Senior Certificateholders, an amount equal to the sum of (a)
     interest accrued  during  the related  Interest  Accrual Period  at  the applicable Pass-Through  Rate for the Senior Certificates  on the Senior
     Certificate   Principal  Balance   immediately  prior  to   the  related
     Distribution Date, reduced  by such Class' pro rata  share of shortfalls
     in  interest  due  to  prepayments   on  the  Mortgage  Loans  for  such
     Distribution Date and (b) any  Unpaid Interest Shortfall with respect to such Class;

     (ii) to the  Senior Certificateholders, an  amount equal to the  Class A
     Principal Formula Amount to reduce the Certificate Principal Balance thereof to zero; and

     (iii)  tothe Servicer, Nonrecoverable Advancesnot previously reimbursed.

     As more fully described in the Pooling and Servicing Agreement, the remaining Available Funds for such Distribution Date, if any, will be distributed to the Certificateholders of the Subordinate and Residual
Certificates.

     Definitions.

     The  "Pass-Through Rate"  for any  Distribution Date  is defined  in the
Summary  of  Terms   above.  The  "Unpaid  Interest  Shortfall"   as  to  any
Distribution Date  is  the amount,  if any,  by which  the  aggregate of  the
Interest Shortfalls for a Class  of Certificates for prior Distribution Dates exceeds  the aggregate  of the  amounts paid on  prior Distribution  Dates to
Certificateholders  of  Certificates   of  such  Class  as   Unpaid  Interest
Shortfalls.  The "Interest  Shortfall" as  to  any Distribution  Date is  the
amount, if any, by  which the amount paid to Certificateholders of a Class of
Certificates on  such Distribution Date  is less than  the amount  of current interest required to be paid to the Certificateholders of such Class  on such
Distribution Date.

     The "Class A Principal Formula  Amount" with respect to any Distribution
Date is an amount equal to the sum of (i) the Class A Percentage of the aggregate of the principal portion of each Scheduled Payment due during the related Due Period, whether or not received; (ii) the Class A Prepayment
Percentage of the  aggregate of Principal  Prepayments for such  Distribution
Date; (iii)  with respect  to unscheduled  recoveries allocable  to principal
(including insurance proceeds) of any Mortgage Loan which was finally liquidated during the related Prepayment Period, the lesser of (A) the Class
A Prepayment Percentage of such recovery attributable to principal of such Mortgage Loan and (B) the Class A Percentage times the related Principal
Balance; and (iv) any Unpaid Principal Shortfall for such Distribution Date.

     The "Class A Percentage" with respect to any Distribution Date equals the percentage equivalent of a fraction the numerator of which is the Certificate Principal Balance of the Senior Certificates and the denominator of which is the Pool Principal Balance. The "Pool Principal Balance" with respect to any Distribution Date equals the aggregate of the Principal
Balances of the Mortgage Loans outstanding on the Due Date in the month preceding the month of such Distribution Date.

     The "Class  A Prepayment Percentage"  with respect  to any  Distribution
Date is 100%; provided, however, that the Class A Prepayment Percentage for a Distribution Date occurring in or after _______ 199_ will be equal to the Class A Percentage for such Distribution Date if:

          (a) the percentage, for the preceding Distribution Date, determined by dividing

               (i) the aggregate Certificate Principal Balances of the Subordinate Certificates by

               (ii) the Pool Principal Balance

     is equal to or greater than __%; and

          (b) (i)  either
               (A)  aggregate  Realized  Losses  do not  exceed  __%  of  the
               Original  Certificate  Principal  Balance  of the  Subordinate
               Certificates,  and no  more  than __%  of  the Mortgage  Loans
               (measured by Principal Balance) are 61 days or more delinquent
               (or are in foreclosure or converted to REO Properties); or
               (B)  aggregate  Realized  Losses  do not  exceed  __%  of  the
               Original  Certificate  Principal  Balance of  the  Subordinate
               Certificates;  and  (ii)   at  least  one  of   the  following
               conditions is satisfied: (1) no  more than __% of the Mortgage
               Loans  (measured by  Principal Balance)  are 61  days or  more
               delinquent   (or  are  in  foreclosure  or  converted  to  REO
               Properties)  or (2)  no more  than __%  (or ____%,  if certain
               additional  tests   are  met  regarding   recent  performance)
               (measured by Principal Balance) are 91 days or more delinquent
               (or are in foreclosure or converted to REO Properties); and

          (c) no Rating Agency has reduced the original rating assigned to the Senior Certificates due to a perceived deterioration in the credit quality of the Mortgage Loans;

or certain other criteria more  fully described in the Pooling and  Servicing
Agreement are met.

     The  "Certificate  Principal  Balance"  with  respect  to  the  Class  A
Certificates, as of  any Distribution Date, will be equal  to the Certificate
Principal Balance  thereof on  the  Closing Date  (the "Original  Certificate
Principal Balance") minus all distributions of principal with respect thereto on previous Distribution Dates.

     A "Principal Prepayment" with respect to any Distribution Date is any mortgagor payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     The  "Unpaid Liquidation Loss  Amount" with respect  to any Distribution
Date is  the amount calculated  under clause  (iii)(B) of  the definition  of
"Class A Formula  Amount" for all Liquidated Loans  for the Distribution Date
following the Prepayment  Period during which such Mortgage  Loans or related
REO Properties became Liquidated Loans, less the  sum of (a) the aggregate of amounts actually distributed pursuant to clause (iii) of such definition with respect to such  Liquidated Loans on any  such Distribution Date and  (b) the
aggregate   of   Unpaid   Liquidation  Loss   Amounts   distributed   to  the
Certificateholders of the Senior Certificates on any prior Distribution Date.

     The "Unpaid Principal Shortfall" with respect to any Distribution Date is the amount, if any, by which previous distributions of principal of the Senior Certificates are less than the aggregate Class A Formula Amounts (net of amounts under clause (iv) of the definition of "Class A Formula Amount") distributed on prior Distribution Dates.

     The "Principal Balance" of any Mortgage Loan or related REO Property equals (i) as of the Cut-off Date, the Cut-off Date Principal Balance, and
(ii) as of any other date, the Cut-off Date Principal Balance minus the sum of (a) the principal portion of the Scheduled Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Liquidation Proceeds to the extent applied by the Servicer as recoveries of principal with respect to such Mortgage Loan or REO Property, which were distributed on any previous
Distribution Date, and (c) any Realized Loss with respect thereto allocated for any previous Distribution Date.

     A "Realized Loss" (i) with respect to any defaulted Mortgage Loan that is finally liquidated (a "Liquidated Loan"), is the amount of loss realized equal to the portion of the Principal Balance remaining after application of all amounts recovered (net of amounts reimbursable to the Servicer for related Advances, expenses and Servicing Fees) towards interest and principal owing on the Mortgage Loan and (ii) with respect to certain Mortgage Loans the principal balances or the scheduled payments of principal and interest of which have been reduced in connection with bankruptcy proceedings, the amount of such reduction.

SUBORDINATION OF THE SUBORDINATE CERTIFICATES

     The rights of the Certificateholders of the Subordinate Certificates and
the  Residual  Certificates to  receive  distributions  with  respect to  the
Mortgage Loans will be subordinated  to such rights of the Certificateholders of the Senior Certificates to  the extent described below. This subordination
is  intended   to  enhance   the  likelihood  of   regular  receipt   by  the
Certificateholders  of the  Senior Certificates  of  the full  amount of  the monthly  distributions  due  them,  and  to  afford  such  Certificateholders
protection  against  Realized  Losses.     The  protection  afforded  to  the
Certificateholders  of  Senior  Certificates by  means  of  the subordination
feature   will  be   accomplished   by  the   preferential   right  of   such
Certificateholders  to receive,  prior to  any distribution  being made  on a
Distribution Date in respect of the Subordinate Certificates, the amounts due them on each Distribution Date out of Available Funds on deposit on such date in  the  Certificate  Account  and,  if  necessary,  by  the  right  of  such
Certificateholders  to receive  future  distributions  with  respect  to  the
Mortgage   Loans  that   would   otherwise   have   been   payable   to   the
Certificateholders of the Subordinate Certificates.

     Unless  reduced  by  cash  flow  deficiencies  due  to delinquencies  or
liquidation   losses,  the  entitlement  of  the  Senior  Certificates  to  a disproportionate  percentage (100% unless certain  tests are satisfied as set forth in the  definition of Class  A Prepayment Percentage) of  all Principal
Prepayments will  have the  effect of accelerating  the amortization  of such
Class from  what it would have been if  such amounts had been distributed pro rata on the basis of the Certificate Principal Balances of all of the Classes
of Certificates. Any such acceleration  will increase the relative  interests of the Subordinate Certificates in the Trust Fund and the protection afforded to the  Senior Certificates  afforded thereby. If,  however, as  a result  of losses on  the Mortgage Loans, the  Pool Principal Balance  becomes less than the aggregate Certificate Principal  Balance of the Senior  Certificates, the
protection afforded  by the subordination  feature will be exhausted  and the
Senior Certificateholders will  thereafter bear all losses  and delinquencies in respect of the Mortgage Loans.

     On  each  Distribution  Date,  the   Certificateholders  of  Subordinate
Certificates will be entitled to distributions of principal and interest from
Available  Funds,   if  any,  remaining  in  the  Certificate  Account  after
distribution  to  the  Senior   Certificateholders  of  amounts  representing
principal and interest described above under "Distributions."

EXAMPLE OF DISTRIBUTIONS

     The following chart sets forth an example of distributions on the Certificates for the first month of the Trust Fund's existence:

____ _              Cut-off Date.

____ _ - ____       (A)  Prepayment Period.  The Servicer  receives Principal
                         Prepayments and interest thereon to the date of such
                         prepayment. For  succeeding Distribution  Dates, the
                         Prepayment Period will  commence on the __th  of the
                         preceding calendar month and end  on the __th of the
                         month of such Distribution Date.

____ __             (B)  Record  Date (the  last business  day  of the  month
                         preceding  the  month  of the  related  Distribution
                         Date).

____ __             (C)  Due Date  (the first  calendar day of  the month  in
                         which   the  related   Distribution  Date   occurs).
                         Scheduled Payments of principal  and interest on the
                         Mortgage Loans are due from Mortgagors.

Through ____ __     (D)  The Servicer receives Scheduled Payments due on ____
                         __ during this period.

____ __             (E)  Determination Date (the __th day of each month). The
                         Trustee  determines  the  amount  of  principal  and
                         interest  (including the amount, if any, of Advances
                         to be  made by  the Servicer)  to be  distributed to
                         Certificateholders  on  the  following  Distribution
                         Date.

____ __             (F)  Distribution Date.

Succeeding monthly periods follow the pattern of (A) through (F), except that the Prepayment Period is as indicated in the description above.
________________
(A)  Principal Prepayments received during this period will be distributed to
     Certificateholders on ____ __, 199_. When  a Mortgage Loan is prepaid in full, interest on  the amount prepaid  is collected  only from the  last scheduled Due  Date to the  date of prepayment.  Interest in  respect of
     Principal Prepayments received during the period from the second through the __th  day of  a month  will be  paid to  the Servicer  as additional servicing compensation. With respect  to Prepayment Interest  Shortfalls resulting from Principal Prepayments received during the period from the
     __th through the last day of a  calendar month, the Servicer will reduce its Servicing Fee for such month and make a corresponding deposit in the


     Certificate Account, in each case to the extent described under "Servicing of Mortgage Loans--Adjustment to Servicing Fee in Connection with Certain Prepaid Mortgage Loans" herein.

(B) Distributions of principal and interest on ____ __, 199_ will be made to Senior Certificateholders of record at the close of business on the Record Date.

(C) Scheduled Payments are due on this date and, when received, will be passed through on the related Distribution Date, with the interest adjusted to the applicable Net Loan Rates.

(D) Scheduled Payments due on ____ _, 199_ will be deposited by the Servicer in the Certificate Account within one Business Day of receipt. Such payments will include the scheduled principal payments, plus interest at the applicable Net Loan Rates on the Cut-off Date Principal Balance.

(E) As of the close of business on __________ __, 199_ the Trustee will determine the amount of principal and interest (including the amount, if any, of Advances to be made by the Servicer) which will be passed through to Senior Certificateholders. The Trustee will be obligated to distribute those Scheduled Payments due on ____ _, 199_ which have been received on or before ___________ __, 199_ (or which were the subject of an Advance), as well as all Principal Prepayments received on Mortgage
     Loans during  the related  Prepayment Period  (the Cut-off  Date through
     ____ __, 199_). In the event a Prepayment Interest Shortfall occurs during such Prepayment Period, the Servicing Fee otherwise payable to the Servicer for such month shall, to the extent of such Prepayment
     Interest  Shortfall, be  deposited by  the Servicer  in  the Certificate
     Account for distribution to Certificateholders on ____ __, 199_.

(F) The Trustee will make distributions to Certificateholders on the __th day of the month in which the related Due Date occurs, or if such day is not a business day, on the next business day.

REPORTS TO CERTIFICATEHOLDERS

     On  each   Distribution  Date,   the  Trustee   will  forward  to   each
Certificateholder a statement generally setting forth:

          (i) the amount of the related distribution to Certificateholders of
     such   Class  of   Certificates  allocable   to   principal,  separately
     identifying the aggregate  amount of any Principal  Prepayments included therein,  any Unpaid Principal  Shortfall included in  such distribution and any remaining Unpaid Principal Shortfall after giving effect to such distribution;

          (ii) the amount of such distribution to Certificateholders of such Class of Certificates allocable to interest, any Unpaid Interest
     Shortfall  included  in  such  distribution  and  any  remaining  Unpaid
     Interest Shortfall after giving effect to such distribution;

          (iii) if the distribution to the Certificateholders of such Class of Certificates is less than the full amount that would be distributable to such Certificateholders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iv)  the   Certificate  Principal   Balance  of   each  Class   of
     Certificates  after giving  effect to  the distribution of  principal on such Distribution Date;

          (v) the Pool Principal Balance for the following Distribution Date;

          (vi) the Class A Percentage for the following Distribution Date;

          (vii) the related amount of the Servicing Fees paid to or retained by the Servicer;

          (viii) the Pass-Through Rate for such Class of Certificates with respect to the current Due Period;

          ((ix) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;)

          (x) the number  and aggregate principal  amounts of Mortgage  Loans
     (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days, (2) 31 to 60 days, (3) 61 to 90 days and (4) 91 or more days and
     (B) in  foreclosure and delinquent (1) 1 to 30  days, (2) 31 to 60 days,
     (3) 61 to 90 days and (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

          (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Principal
     Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

          (xii) the total number and principal balance of any REO Properties as of the close of business on the Determination Date preceding such Distribution Date;

          (xiii)   the  Class  A  Prepayment  Percentage  for  the  following
     Distribution Date;

          (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month; and

          (xv) the Unpaid Liquidation Loss Amount.

     In addition, within  a reasonable period of  time after the end  of each calendar year, the Trustee will prepare and deliver to each Certificateholder
of   record  during  the  previous   calendar  year  a  statement  containing
information  necessary  to  enable Certificateholders  to  prepare  their tax returns. Such statements will not have been examined and reported upon  by an independent public accountant.

AMENDMENT

     The Pooling and Servicing Agreement may be amended by the Depositor, the
Servicer and the Trustee, without  the consent of Certificateholders, for any of  the purposes  set  forth  under "The  Pooling  and Servicing  Agreement--
Amendment"  in  the  Prospectus.  In  addition,  the  Pooling  and  Servicing
Agreement may be amended by the Depositor, the Servicer and the  Trustee with the consent of the Certificateholders of a Majority in Interest of each Class of Senior  and Subordinate Certificates  affected thereby for the  purpose of adding any provisions to or changing in any  manner or eliminating any of the provisions of  the Pooling  and Servicing  Agreement or  of modifying  in any manner the rights of the  Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the  Certificateholder of  such  Certificate; (ii)  adversely  affect in  any material  respect the  interests of  the Certificateholders  of any  Class of
Certificates in a manner other than as described in clause (i) above, without
the  consent   of  the  Certificateholders  of  Certificates  of  such  Class evidencing as to such Class Percentage Interests aggregating at least 66%; or
(iii)  reduce the  aforesaid percentage  of  aggregate outstanding  principal amounts of  Certificates of each  Class, the Certificateholders of  which are required  to consent  to  any  such amendment,  without  the  consent of  the
Certificateholders of all Certificates of such Class.

OPTIONAL TERMINATION

     The Servicer  will have the  right to repurchase all  remaining Mortgage
Loans and REO Properties in the Mortgage Pool and thereby effect early retirement of the Certificates, subject to the Pool Principal Balance of such Mortgage Loans and REO Properties at the time of repurchase being less than or equal to __ of the Cut-off Date Principal Balance thereof. In the event the Servicer exercises such option, the purchase price distributed with respect to each Certificate will be 100% of its then outstanding Certificate
Principal Balance and in the case of a Senior Certificate, one month's interest thereon at the applicable Pass-Through Rate plus any unpaid accrued interest. Any repurchase of the Mortgage Loans and REO Properties may result in an early retirement of the Senior Certificates.

OPTIONAL PURCHASE OF DEFAULTED LOANS

     As to any Mortgage Loan which is delinquent in payment by 91 days or more, the Servicer may, at its option, purchase such Mortgage Loan from the Trust Fund at a price equal to 100% of the Principal Balance thereof plus accrued interest thereon at the applicable Net Loan Rate from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which such amount is to be distributed.

EVENTS OF DEFAULT

     Events of Default  will consist of: (i)  any failure by the  Servicer to deposit  in the  Certificate  Account the  required amounts  or remit  to the
Trustee any  payment (other  than an Advance  required to  be made  under the terms of the Pooling and  Servicing Agreement) which continues unremedied for five business  days after the giving of written notice of such failure to the
Servicer by the Trustee  or the Depositor or to the  Servicer and the Trustee
by  the Certificateholders of  Certificates having not  less than  25% of the
Voting Rights evidenced by the Certificates; (ii) any failure by the Servicer to observe or perform in any  material respect any other of its  covenants or agreements in the Pooling and Servicing Agreement, which continues unremedied for  60 days  after the  giving  of written  notice  of such  failure to  the
Servicer by the Trustee or the Depositor, or to the Servicer  and the Trustee
by the Certificateholders of Certificates evidencing not less than 25% of the
Voting Rights evidenced  by the Certificates; (iii)  insolvency, readjustment of debt,  marshalling of assets  and liabilities or similar  proceedings, and certain actions by or on behalf of  the Servicer indicating its insolvency or inability to pay its obligations or (vi) any failure of  the Servicer to make any  Advance which continues  unremedied for the  period of  one business day after the date on which telecopied notice of such failure, requiring the same to be remedied, shall have been given  to the Servicer by the Trustee. As  of any date  of determination, 99% of the Voting  Rights will be allocated among
Certificateholders of the  Class A and Subordinate Certificates in proportion to the  Certificate Principal  Balances of  their respective  Certificates on
such  date;  and   Certificateholders  of  the  Residual   Certificates  will
collectively be entitled  to 1% of the  Voting Rights. Voting Rights  will be allocated among  the Certificates of each  such Class in  accordance with the respective Percentage Interests.

RIGHTS UPON EVENT OF DEFAULT

     So long as an Event of Default under the Pooling and Servicing Agreement remains unremedied, the Trustee may, and upon the receipt of instructions from Certificateholders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall, terminate all of the rights and obligations of the Servicer under the Pooling and Servicing
Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all of the responsibilities, duties, and liabilities of the Servicer under the Pooling and Servicing Agreement, including the obligation to make Advances. Notwithstanding the foregoing, in the event of an Event of Default arising from the Servicer's failure to make an Advance as described in clause (vi) in the preceding paragraph, the Trustee shall terminate all of the rights and obligations of the Servicer under the Pooling and Servicing
Agreement and in and to the Mortgage Loans as described in the preceding sentence.

     No Certificateholder, solely by virtue of such Certificateholder's status as a Certificateholder, will have any right under the Pooling and Servicing Agreement to institute any proceeding with respect thereto, unless such Certificateholder previously has given to the Trustee written notice of default and unless the Certificateholders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates have made written request to the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for ___ days has neglected or refused to institute any such proceeding.

THE TRUSTEE

     (             )  will be  the  Trustee under  the Pooling  and Servicing
Agreement.   The  Depositor  and   (        )  may  maintain   other  banking
relationships in  the ordinary  course of business  with the  Trustee. Senior
Certificates may be surrendered at the Corporate Trust  Office of the Trustee
located    at    (___________________________________    _____),   Attention:
(__________  Series 199_-___) or at  such other addresses  as the Trustee may designate from time to time.


                YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

(DELAY IN DISTRIBUTIONS; INDEX LAG

     The effective yield to the holders of the Senior Certificates will be lower than the yield otherwise produced by the applicable rate at which interest is passed through to such holders and the purchase price of such Certificates because monthly distributions will not be payable to such holders until the __th day (or following business day) of the month following the month in which interest accrues on the Mortgage Loans (without any additional distribution of interest or earnings thereon in respect of such delay). (In addition, the Loan Rate applicable for any Adjustment Date will be the most recent Index announced 45 days prior to each Adjustment Date. See
"The Mortgage Pool" herein.))

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

     The Servicer may purchase from the Trust Fund a Mortgage Loan which is delinquent in payment 91 days or more. The purchase price for such Mortgage
Loan shall be equal to 100% of the Principal Balance thereof plus accrued interest thereon at the applicable Net Loan Rate from the date through which interest was last paid by the related mortgagor or advanced to the first day of the month in which such amount is to be distributed. To the extent such rights are exercised, prepayments allocated to the Senior Certificates will increase.

(LIMITATION ON ADJUSTMENTS

     Although  each   of   the   Mortgage  Loans   bears   interest   at   an
(fixed)(adjustable) Loan Rate,  the monthly adjustments of the  Loan Rate for any  Mortgage Loan will  not exceed the  Periodic Rate Cap  and the Loan Rate will in no event  exceed the Maximum Rate for such  Mortgage Loan, regardless of the level  of interest rates generally  or the rate otherwise  produced by the Index  and  the Gross  Margin.  (In addition,  such  adjustments will  be subject to rounding to the nearest one-eighth of 1%.))


                               USE OF PROCEEDS

     The Depositor  will apply  the net proceeds  of the  sale of  the Senior
Certificates (together with the net proceeds  of the sale of the  Subordinate
Certificates) against the purchase price of the Mortgage Loans.


                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. The
Senior and Subordinate Certificates will constitute "regular interests" in the REMIC and the Residual Certificates will constitute the sole class of "residual interests" in the REMIC.

ORIGINAL ISSUE DISCOUNT

     The Senior  Certificates may be  issued at  a premium.  For purposes  of determining  the amount and  rate of accrual  of original issue  discount and market  discount,  the  Depositor  intends  to  assume  that  there  will  be
prepayments  on  the  Mortgage  Loans  at  a  rate  equal  to  __%   CPR.  No
representation is made as  to whether the Mortgage Loans will  prepay at that rate or any  other rate. See "Yield, Prepayment  and Maturity Considerations"
herein and  "Certain Federal Income  Tax Consequences" in the  Prospectus. If
the Certificateholders of the Senior Certificates are treated as holding such
Certificates at a premium,  such Certificateholders should consult their  tax advisors regarding the election to amortize bond premium and the method to be employed.

     As   is  described  more   fully  under  "Certain   Federal  Income  Tax
Consequences"  in  the  Prospectus, the  Senior  Certificates  will represent qualifying  assets under Sections  856(c)(5)(A) and 7701(a)(19)(C)(v)  of the
Code, and net interest income attributable to the Senior Certificates will be
"interest on  obligations secured by  mortgages on real property"  within the meaning of Section 856(c)(3)(B)  of the Code, to the extent the assets of the
Trust Fund  are assets  described in such  sections. The  Senior Certificates will represent  qualifying assets under  Section 860G(a)(3) if acquired  by a
REMIC within the prescribed time periods of the Code.

     The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Loan, the receipt of income from a source other than a Mortgage Loan or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Loans for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund will engage in any prohibited transactions in which it would recognize a material amount of net income.

     In addition, certain contributions to a Trust Fund that elects to be treated as a REMIC made after the day on which such Trust Fund issues all of its interests could result in the imposition of a tax on the Trust Fund equal to 100% of the value of the contributed property (the "Contributions Tax").
The Trust Fund will not accept contributions that would subject it to such tax.

     In addition, a Trust Fund that elects to be treated as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means gain from the sale of a foreclosure property other than qualifying rents and other qualifying income for a real estate investment trust. It is not anticipated that the Trust Fund will recognize net income from foreclosure property subject to federal income tax.

     Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on the REMIC arises out of a breach of the Servicer's or the Trustee's obligations, as the case may be, under the Pooling and Servicing Agreement and in respect of compliance with then applicable law, such tax will be borne by the Servicer or Trustee in either case out of its own funds. In the event that either the Servicer or the Trustee, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be borne by the Certificateholders of the Subordinate
Certificates. It is not anticipated that any material state or local income or franchise tax will be imposed on the Trust Fund.


                             ERISA CONSIDERATIONS

     Any Plan fiduciary which proposes to cause a Plan to acquire any of the Senior Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, of the Plan's acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.
Section 406 of ERISA prohibits "parties in interest" with respect to an employee benefit plan subject to ERISA and the excise tax provisions set forth under Section 4975 of the Code (a "Plan") from engaging in certain transactions involving such Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes on prohibited transactions involving plans described under that Section; ERISA authorizes the imposition of civil penalties for prohibited transactions involving plans not covered under
Section 4975 of the Code.

     Certain employee benefit plans, including governmental plans and certain church plans, are not subject to ERISA's requirements. Accordingly, assets of such plans may be invested in the Senior Certificates without regard to the ERISA considerations described herein and in the Prospectus, subject to the provisions of other applicable federal and state law. Any such plan which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Code may nonetheless be subject to the prohibited transaction rules set forth in Section 503 of the Code.

     Except as noted above, investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in the Senior Certificates should consider, among other factors, the extreme sensitivity of the investments to the rate of principal payments (including prepayments) on the Mortgage Loans.

     The U.S. Department  of Labor has granted to  Greenwich Capital Markets,
Inc., an  administrative exemption  (Prohibited Transaction Exemption  90-59;
Exemption Application No. D-8374) (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The Exemption applies to mortgage loans such as the Mortgage Loans in the Trust Fund.

     Among the conditions that must be satisfied for the Exemption to apply are the following:

          (1)  the acquisition  of the  certificates  by a  Plan is  on terms
     (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

          (2) the rights and interest evidenced by the certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the trust fund;

          (3) the certificates acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from Standard & Poor's Corporation ("S&P"), Moody's
     Investors Service, Inc. ("Moody's"), Duff & Phelps Inc. ("D&P") or Fitch
     Investors Service, Inc. ("Fitch");

          (4) the trustee must not be an affiliate of any other member of the Restricted Group (as defined below);

          (5)  the  sum  of  all  payments   made  to  and  retained  by  the
     underwriters in  connection with  the distribution  of the  certificates represents  not more than  reasonable compensation for  underwriting the certificates; the sum of all payments made to and retained by the seller pursuant to the assignment of the loans to the trust fund represents not more than  the fair market value of such loans;  the sum of all payments made to and  retained by the servicer and any  other servicer represents not more than  reasonable compensation for such  person's services under the agreement pursuant to which  the loans are pooled and reimbursements of such person's reasonable expenses in connection therewith; and

          (6) the Plan investing in the certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

The trust fund must also meet the following requirements:

               (i) the corpus of the trust fund must consist solely of assets of the type that have been included in other investment pools;

               (ii) certificates in such other investment pools must have been rated in one of the three highest rating categories of S&P, Moody's, Fitch or D&P for at least one year prior to the Plan's acquisition of certificates; and

               (iii)  certificates   evidencing  interests   in  such   other
          investment pools must have been  purchased by investors other  than
          Plans for  at least  one year  prior to  any Plan's acquisition  of certificates.

     Moreover,    the    Exemption     provides    relief    from     certain
self-dealing/conflict of interest prohibited transactions that may occur when the Plan  fiduciary causes a Plan  to acquire certificates  in a trust  as to which the fiduciary (or its affiliate) is  an obligor on the receivables held in the trust provided  that, among other requirements, (i) in the  case of an acquisition in connection with the initial issuance of certificates, at least fifty percent of each  class of certificates in which Plans  have invested is acquired by persons independent of  the Restricted Group; (ii) such fiduciary
(or its affiliate) is an obligor with respect to five  percent or less of the fair market value of the obligations contained in the trust; (iii) the Plan's investment in certificates  of any Class does not  exceed twenty-five percent of all  of the certificates  of that  Class outstanding  at the  time of  the acquisition;  and  (iv) immediately  after  the  acquisition,  no  more  than twenty-five  percent of  the assets of  the Plan  with respect to  which such person is a  fiduciary are invested in certificates  representing an interest in one or more  trusts containing assets sold or serviced by the same entity.
The  Exemption  does  not  apply  to  Plans  sponsored  by  the  Seller,  the
Underwriter, the Trustee, the Servicer,  any obligor with respect to Mortgage
Loans included in the  Trust Fund constituting more than five  percent of the aggregate  unamortized principal balance of the assets  in the Trust Fund, or any affiliate of such parties (the "Restricted Group").

     The  Underwriter  believes   that  the  Exemption  will  apply   to  the
acquisition  and holding  of the  Senior Certificates  by Plans and  that all conditions  of the  Exemption  other than  those within  the  control of  the investors will be met. In addition, as of the date hereof, there is no single
Mortgagor that  is the obligor  on 5% of the  Mortgage Loans included  in the
Trust Fund by aggregate  unamortized principal balance  of the assets of  the
Trust Fund.

     Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of PTCE 83-1 described in the Prospectus and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Senior
Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification, an investment in the Senior Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.


                                 UNDERWRITING

     Subject  to the  terms  and  conditions set  forth  in the  Underwriting
Agreement  between the  Depositor and  the Underwriter  (an affiliate  of the
Depositor),  the Depositor  has agreed  to sell  to the Underwriter,  and the
Underwriter  has   agreed  to  purchase   from  the  Depositor,   the  Senior
Certificates. Distribution  of the  Senior Certificates will  be made  by the
Underwriter  from time  to time  in negotiated  transactions or  otherwise at varying prices  to be determined at the time  of sale. In connection with the sale of  the Senior  Certificates,  the Underwriter  may  be deemed  to  have received  compensation  from  the  Depositor  in  the  form  of  underwriting discounts.

     The Depositor has been advised by the Underwriter that it intends to make a market in the Senior Certificates but has no obligation to do so.
There can be no assurance that a secondary market for the Senior Certificates will develop or, if it does develop, that it will continue.

     The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.


                                LEGAL MATTERS

     Certain legal matters will be passed upon for the Depositor and for the Underwriter by Brown & Wood LLP, New York, New York.


                                   RATINGS

     It is a condition of the  issuance of the Senior Certificates that  they
be  rated "(   )" by (   )  and (   ) by (        ) (together with (   ), the
"Rating Agencies").

     The ratings  assigned by  Duff  & Phelps  Credit Rating  Co. ("D&P")  to securities address  the likelihood  of the  receipt  by the  holders of  such securities  of  all  distributions  to  which they  are  entitled  under  the
transaction structure.   D&P's ratings reflect its analysis  of the riskiness
of the mortgages and  its analysis of the structure of the transaction as set forth in the operative documents.  D&P's ratings do not address the effect on yield  on the  securities attributable  to prepayments  or recoveries  on the underlying assets.

     The ratings  assigned  by Fitch  Investors  Service, L.P.  ("Fitch")  to securities address the likelihood of the receipt of  all distributions on the assets by the related holders of securities under the agreements  pursuant to
which such  securities are issued.   Fitch's ratings take  into consideration
the  credit  quality  of  the  related pool,  including  any  credit  support providers, structural and legal aspects  associated with such securities, and the extent to which the  payment stream on the pool  is adequate to make  the
payments required  by such securities.   Fitch ratings on  such securities do
not, however,  constitute a statement  regarding frequency of  prepayments of the assets.

     The  ratings assigned by Moody's Investors  Service, Inc. ("Moody's") to securities address the likelihood of the receipt by  holders of securities of
all distributions to which such holders of securities are entitled.   Moody's
ratings  on securities do not  represent any assessment  of the likelihood or rate of principal  prepayments.  The ratings  do not address  the possibility that holders of securities  might suffer a lower than anticipated  yield as a result of prepayments.

     The ratings assigned  by Standard & Poor's Ratings  Services, a Division of  The McGraw-Hill  Companies,  Inc. ("Standard  &  Poor's"), to  securities address the  likelihood of the receipt of all  distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued.  Standard & Poor's ratings take into consideration the credit quality of  the related pool, including any  credit support providers, structural and legal aspects associated  with such securities, and the extent to  which the  payment  stream on  such  pool is  adequate  to make  payments required by such securities.  Standard  & Poor's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on
the related assets.   The letter "r" attached to  a Standard & Poor's  rating
highlights  derivative, hybrid  and certain  other  types of  securities that
Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks.  The absence of an "r" symbol in the rating of a class of securities should not be taken as an indication that such securities will exhibit no volatility or variability in total return.


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
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NO  DEALER,  SALESMAN OR  OTHER  PERSON  HAS  BEEN
AUTHORIZED  TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATION  NOT CONTAINED  IN THIS  PROSPECTUS
SUPPLEMENT  OR THE  PROSPECTUS  AND, IF  GIVEN  OR
MADE, SUCH INFORMATION OR REPRESENTATION MUST  NOT
BE  RELIED UPON AS  HAVING BEEN AUTHORIZED  BY THE
DEPOSITOR  OR  THE UNDERWRITER.    THIS PROSPECTUS                             $__,___,___,___
SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN
OFFER  OF ANY SECURITIES OTHER THAN THOSE TO WHICH
THEY RELATE OR AN OFFER TO SELL, OR A SOLICITATION
OF  AN  OFFER  TO  BUY,  TO  ANY   PERSON  IN  ANY
JURISDICTION WHERE  SUCH AN OFFER  OR SOLICITATION
WOULD BE UNLAWFUL.   NEITHER THE DELIVERY  OF THIS
PROSPECTUS SUPPLEMENT  AND THE PROSPECTUS  NOR ANY                                 $______
SALE    MADE    HEREUNDER    SHALL,    UNDER   ANY                        ASSET BACKED CERTIFICATES,
CIRCUMSTANCES,  CREATE  ANY  IMPLICATION  THAT THE
INFORMATION CONTAINED HEREIN IS  CORRECT AS OF ANY
TIME SUBSEQUENT TO THEIR RESPECTIVE DATES.

               ---------------------

                 TABLE OF CONTENTS

                                              PAGE

               PROSPECTUS SUPPLEMENT
                                                                       FINANCIAL ASSET SECURITIES CORP.
Summary of Terms...........................   S-3                                (DEPOSITOR)
Risk Factors...............................   S-7
The Mortgage Lending Program...............   S-8
Servicing of the Mortgage Loans............  S-10
Description of the Mortgage Loans..........  S-11                        ---------------------------
Description of the Certificates............  S-13
Yield, Prepayment and Maturity                                              PROSPECTUS SUPPLEMENT
  Considerations...........................  S-22                               (      , 199 )
Use of Proceeds............................  S-22
Certain Federal Income Tax Consequences....  S-22                        ---------------------------
ERISA Considerations.......................  S-23
Underwriting...............................  S-25
Legal Matters..............................  S-25
Ratings....................................  S-25                       GREENWICH CAPITAL MARKETS, INC.


                    PROSPECTUS

Prospectus Supplement or Current
  Report on Form 8-K.......................     2
Incorporation of Certain Documents
  by Reference.............................     2
Available Information......................     2
Reports to Securityholders.................     3
Summary of Terms...........................     4
Risk Factors...............................    12
The Trust Fund.............................    17
Use of Proceeds............................    22
The Depositor..............................    22
Loan Program...............................    22
Description of the Securities..............    24
Credit Enhancement.........................    33
Yield and Prepayment Considerations........    38
The Agreements.............................    41
Certain Legal Aspects of the Loans.........    54
Certain Federal Income Tax
  Considerations...........................    66
State Tax Considerations...................    85
ERISA Considerations.......................    85
Legal Investment...........................    88
Method of Distribution.....................    89
Legal Matters..............................    90
Financial Information......................    90
Rating.....................................    90
=================================================           ====================================================





   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                 SUBJECT TO COMPLETION, DATED JANUARY 12, 1997

PROSPECTUS SUPPLEMENT
(TO PROSPECTUS DATED ___________, 1997)

                                $_____________
                        HOME EQUITY LOAN TRUST 199___
       $___________ HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 199_-_
    $__________ HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 199_-_

     The Home Equity Loan Trust 199__ (the "Trust") will be formed pursuant to a trust agreement to be dated as of ______, 199_ (the "Trust Agreement") and entered into by Financial Asset Securities Corp. (the "Depositor"), ________________ and _____________, as owner trustee (the "Owner Trustee").
The Trust will issue $___________ aggregate principal amount of Home Equity Loan Asset Backed Notes (the "Notes"). The Notes will be issued pursuant to an indenture to be dated as of __________ __, 199_ (the "Indenture"), between the Trust and ____________, as indenture trustee (the "Indenture Trustee"). The Trust will also issue $____________ aggregate principal amount of Home Equity Loan Asset Backed Certificates, Series 199_-_ (the "Certificates" and, together with the Notes, the "Securities").

     The Trust will consist of certain (adjustable rate) (fixed rate) home equity revolving credit line loans made or to be made in the future (the "Mortgage Loans") secured (primarily) by second deeds of trust or mortgages on residential properties that are primarily one- to four-family properties, the collections in respect of such Mortgage Loans, and certain other property relating to such mortgage loans. (In addition, the Securities will have the benefit of an irrevocable and unconditional limited financial guaranty insurance policy (the "Policy") issued by ______________ (the "Certificate Insurer") covering (describe).)

     Distributions of principal and interest on the Notes will be made on the _________ day of each month or, if such date is not a Business Day, then on the succeeding Business Day (each a "Distribution Date"), commencing on ________, 199_ to the extent described herein. Interest will accrue on the Notes at a rate (the "Note Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and at (a floating rate equal to LIBOR (as defined herein) plus ___% per annum) (___% per annum) thereafter.

     The Certificates will represent fractional undivided interests in the Trust. Distribution of principal and interest on the Certificates will be made on each Distribution Date to the extent described herein. Interest will accrue on the Certificates at a rate (the "Pass-Through Rate") equal to ___% per annum from the Closing Date to the first Distribution Date and at (a floating rate equal to LIBOR plus ___% per annum) (___% per annum) thereafter.

     Payments of interest and principal on the Notes will have equal priority with payments of principal and interest (and will be made pro rata) on the Certificates.

     There is currently no market for the Securities offered hereby and there can be no assurance that such a market will develop or if it does develop that it will continue. See "RISK FACTORS" herein.

     FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE THE INFORMATION UNDER "RISK FACTORS" ON PAGE S-10 AND IN THE PROSPECTUS ON PAGE 11.
                             ____________________

THE SECURITIES REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR, OWNER TRUSTEE, INDENTURE TRUSTEE OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT PROVIDED HEREIN. THE SECURITIES ARE NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     The  Securities offered hereby  will be  purchased by  Greenwich Capital
Markets,  Inc.  (and       )  ((collectively,)  the "Underwriter")  from  the
Depositor and will, in each case, be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The aggregate proceeds to the Depositor from the sale of the Notes are expected to be $_____________ and from the sale of the Certificates are expected to be $__________ before deducting expenses payable by the Depositor of $_______.

     The Securities are offered subject to prior sale and subject to the Underwriters' right to reject orders in whole or in part. It is expected that the Notes will be delivered in book-entry form through the facilities of The Depository Trust Company, (Cedel Bank, soci t anonyme, and the Euroclear System) on or about _______, 199_. The Securities will be offered in (Europe and) the United States of America.

                             ____________________

     UNTIL NINETY DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT, ALL DEALERS EFFECTING TRANSACTIONS IN THE SECURITIES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS TO INVESTORS. THIS IS IN ADDITION TO THE
OBLIGATION  OF  DEALERS  ACTING  AS  UNDERWRITERS  TO  DELIVER  A  PROSPECTUS
SUPPLEMENT AND PROSPECTUS WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.
                             ____________________

     Each Series of Securities offered hereby constitute part of a separate Series of Asset Backed Securities being offered by Greenwich Capital Markets, Inc. from time to time pursuant to the Prospectus dated _________ __, 1997. This Prospectus Supplement does not contain complete information about the offering of the Securities. Additional information is contained in the Prospectus and investors are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Securities may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

                             ____________________

                       GREENWICH CAPITAL MARKETS, INC.


_______________, 199_




                                   SUMMARY

     The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement or in the Prospectus.

Trust                         Home Equity  Loan Trust 199_-_  (the "Trust" or
                                   the "Issuer"),  a Delaware  business trust
                                   established   pursuant   to    the   Trust
                                   Agreement (as defined herein), dated as of
                                   ___,  199_  (the  "Cut-Off  Date").    The
                                   property of the Trust will include: a pool
                                   of (adjustable)  (fixed) rate  home equity
                                   loan revolving credit  line loans made  or
                                   to be  made in  the future  (the "Mortgage
                                   Loans"),   under   certain   home   equity
                                   revolving credit line loan agreements (the
                                   "Credit  Line  Agreements")   and  secured
                                   (primarily)  by  second (deeds  of  trust)
                                   (mortgages) on residential properties that
                                   are   primarily   one-    to   four-family
                                   properties  (the "Mortgaged  Properties");
                                   the collections in respect of the Mortgage
                                   Loans  received  after the  Cut-Off  Date;
                                   property  that  secured  a  Mortgage  Loan
                                   which has been acquired  by foreclosure or
                                   deed  in lieu  of  foreclosure; (a  surety
                                   bond or  letter of credit);  an assignment
                                   of  the   Depositor's  rights   under  the
                                   Purchase Agreement; rights under certain hazard insurance policies covering the Mortgaged Properties; and certain other property, as described more fully herein.

                                   The   Trust   will  include   the   unpaid
                                   principal balance of each Mortgage Loan as
                                   of  the Cut-Off  Date  (the "Cut-Off  Date
                                   Principal  Balance")  plus  any  additions
                                   thereto as a result  of new advances  made
                                   pursuant  to  the applicable  Credit  Line
                                   Agreement   (the   "Additional  Balances")
                                   during  the  life  of  the  Trust.    With
                                   respect  to any  date, the  "Pool Balance"
                                   will  be  equal to  the  aggregate of  the
                                   Principal Balances  of all  Mortgage Loans
                                   as of  such date.  The "Principal Balance"
                                   of  a Loan (other  than a Liquidated Loan)
                                   on  any day is  equal to its  Cut-Off Date
                                   Principal Balance, plus (i) any Additional
                                   Balances in respect of such Mortgage Loan,
                                   minus   (ii)   all   collections  credited
                                   against  the  Principal  Balance  of  such
                                   Mortgage  Loan  in   accordance  with  the
                                   related  Credit  Line Agreement  prior  to
                                   such  day.   The  Principal  Balance of  a
                                   Liquidated Loan after the final recovery of related Liquidation Proceeds shall be zero.

Securities Offered            (i) Home Equity Loan  Asset Backed Notes,  (the
                                   "Notes"); and (ii)  Home Equity Loan Asset
                                   Backed  Certificates  (the  "Certificates"
                                   and, together with the Notes, the "Securi-
                                   ties").    Each  Security  represents  the
                                   right to receive payments of interest at the variable rate described below, payable monthly, and payments of principal at such time and to the extent provided below.

Depositor                     Financial  Asset Securities  Corp., a  Delaware
                                   corporation,  and   an  indirect   limited
                                   purpose  finance  subsidiary  of  National
                                   Westminster  Plc   and  an   affiliate  of
                                   Greenwich Capital Markets, Inc.

Servicer                      __________ (the "Servicer").  The Servicer will
                                   service the Mortgage  Loans pursuant to  a
                                   Servicing  Agreement   dated  _________ 1,
                                   199_ between the Issuer and the Servicer.

Indenture                     The  Notes  will  be   issued  pursuant  to  an
                                   indenture dated as of _________, 199_ (the
                                   "Indenture")   between   the   Trust   and
                                   ________________________  in its  capacity
                                   as  indenture   trustee  (the   "Indenture
                                   Trustee").    The Indenture  Trustee  will
                                   allocate  distributions  of  principal and
                                   interest  to  holders  of the  Notes  (the
                                   "Noteholders")  in  accordance   with  the
                                   Indenture.

Trust Agreement               Pursuant  to  a  trust  agreement  dated as  of
                                   ________ 1, 199_  (the "Trust Agreement"),
                                   among   the   Depositor,    ________   and
                                   _________________ in its capacity as owner
                                   trustee (the  "Owner Trustee"),  the Trust
                                   will issue the  Certificates in an initial
                                   aggregate  amount  of  $__________.    The
                                   Certificates  will   represent  fractional
                                   undivided interests in the Trust.

The Mortgage Loans            The Mortgage  Loans are (primarily)  secured by
                                   second  deeds  of  trust or  mortgages  on
                                   Mortgaged Properties.   The Mortgage Loans
                                   were originated by (  ) and on or prior to
                                   the  Closing Date,  (   )   will sell  the
                                   Mortgage Loans  to the  Depositor pursuant
                                   to  a  purchase agreement  (the  "Purchase
                                   Agreement").   The aggregate  Cut-Off Date
                                   Principal Balance of the Mortgage loans is
                                   $___________  (the   "Cut-Off  Date   Pool
                                   Balance").

                              The combined loan-to-value ratio of each Mortgage Loan, computed using the maximum amount the borrower was permitted to draw down under the related Credit Line Agreement (the "Credit Limit") and taking into account the amounts of any related senior mortgage loans (the "Combined Loan-to-Value Ratio") did not exceed __% as of the Cut-Off Date. The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was ____% as of the Cut-Off Date. See "THE HOME EQUITY LENDING PROGRAM--Underwriting Procedures Relating to the Mortgage Loans" herein.

                              Interest  on  each  Mortgage  Loan  is  payable
                                   monthly  and   computed  on   the  related
                                   average   daily    outstanding   Principal
                                   Balance  for  each   billing  cycle  at  a
                                   variable rate per annum  (the "Loan Rate")
                                   equal at any time (subject  to minimum and
                                   maximum rates,  as described  herein under
                                   "THE HOME EQUITY LENDING PROGRAM--Mortgage
                                   Loan  Terms,"   and  further   subject  to
                                   applicable usury  limitations) to  the sum
                                   of (i)  (the prime  rate published  in the
                                   "Money Rates"  section of The  Wall Street
                                   Journal  generally on  the  Monday of  the
                                   week in  which such Loan Rate adjusts (or,
                                   if  no rate is published on such day, then
                                   on  the next  succeeding  calendar day  on
                                   which a prime rate  is published), rounded
                                   to  the nearest 1/8 of 1 percent) and (ii)
                                   a  margin generally  within  the range  of
                                   ___% to ___%.  The Loan Rate is subject to
                                   adjustment (      ).  With respect to each
                                   Mortgage  Loan, a  "billing cycle"  is the
                                   calendar  month  preceding   a  Due  Date.
                                   Interest accrued at such rate will be  due
                                   on the Due Date in the month following the
                                   close of the  billing cycle.  (As  to each
                                   Mortgage Loan, the  Due Date  is the  __th
                                   day  of the  month.)    The  Cut-Off  Date
                                   Principal Balances ranged  from $______ to
                                   $_______  and averaged  $_______.   Credit
                                   Limits under the Mortgage Loans as of  the
                                   Cut-Off ranged  from approximately  $_____
                                   to  $______ and  averaged  $______.   Each
                                   Mortgage Loan was originated in the period
                                   from _______  to _________, and, as of the
                                   Cut-Off Date, the  weighted average Credit
                                   Limit Utilization Rate (as defined herein)
                                   was  approximately  ___%.   See  "THE HOME
                                   EQUITY LENDING  PROGRAM" and  "DESCRIPTION
                                   OF THE MORTGAGE LOANS" herein.

Collections                   All collections on the  Mortgage Loans will  be
                                   allocated  by the  Servicer in  accordance
                                   with the  Loan Agreements  between amounts
                                   collected   in    respect   of    interest
                                   ("Interest   Collections")   and   amounts
                                   collected in respect  of principal ("Prin-
                                   cipal Collections"  and collectively  with
                                   Interest Collections,  the "Collections").
                                   The   Servicer   will   generally  deposit
                                   Collections distributable  to the  Holders
                                   in an account established for such purpose
                                   under   the   Servicing   Agreement   (the
                                   "Collection Account").   See  "DESCRIPTION
                                   OF THE SERVICING AGREEMENT--Allocation and
                                   Collection" herein  and "THE  AGREEMENTS--
                                   Payments  on Loans;  Deposits to  Security
                                   Account" and "--Collection Procedures" in the Prospectus.

Description of the Securities

     A.   Distributions       On each  Distribution Date, collections  on the
                                   Mortgage Loans will be applied in the following order of priority:

                              (i)  to the Servicer, the Servicing Fee;

                             (ii)  as payment  for the  accrued interest
                                   due and any  overdue accrued interest
                                   (with   interest   thereon)   on  the
                                   respective     Security     Principal
                                   Balances   of  the   Notes  and   the
                                   Certificates;

                            (iii)  as principal  on the  Securities, the
                                   excess of Principal  Collections over
                                   Additional  Balances  created  during
                                   the preceding Collection Period, such
                                   amount  to be  allocated between  the
                                   Notes  and  Certificates,  pro  rata,
                                   based  on  their  respective Security
                                   Principal Balances;

                              (iv) as principal on the Securities, as payment
                                   for any Liquidation Loss Amounts on the Mortgage Loans;

                               (v) as payment for the premium on the Policy;

                              (vi) to  reimburse  prior  draws  made  on  the
                                   Policy; and

                             (vii) any remaining amounts to the Depositor.

                              As to  any Distribution  Date, the  "Collection
                                   Period" is the calendar month preceding the month of such Distribution Date.

                              "Liquidation Loss Amount" means with respect to
                                   any   Liquidated   Mortgage    Loan,   the
                                   unrecovered Principal  Balance thereof  at
                                   the end  of the related  Collection Period
                                   in  which  such  Mortgage  Loan  became  a
                                   Liquidated  Mortgage  Loan   after  giving
                                   effect to the Net Liquidation Proceeds in connection therewith.

     B.   Note Rate           Interest  will accrue  on  the unpaid  Security
                                   Principal Balance of the  Notes at the per
                                   annum rate (the "Note Rate") equal to ___%
                                   per  annum from  the Closing  Date to  the
                                   first  Distribution  Date  and  thereafter
                                   interest will accrue on the Notes from and
                                   including the preceding  Distribution Date
                                   to but excluding such current Distribution
                                   Date (each, an  "Interest Accrual Period")
                                   at  (a floating  rate  equal to  LIBOR (as
                                   defined   herein)   plus   ___%)   (___%).
                                   (Interest will be calculated on the basis of the actual number of days in each Interest Accrual Period divided by 360.) A failure to pay interest on any Notes on any Distribution Date that continues for five days constitutes an Event of Default under the Indenture.

     C.   Pass-Through Rate   Interest will  accrue on  the unpaid  Principal
                                   Balance  of the  Certificates  at the  per
                                   annum rate (the "Pass-Through Rate") equal
                                   to ___% per annum from the Closing Date to
                                   the first Distribution Date and thereafter
                                   interest will  accrue on  the Certificates
                                   for  each  Interest Accrual  Period  at (a
                                   floating rate  equal to LIBOR  (as defined
                                   herein) plus ___%) (___%).  (Interest will
                                   be calculated on  the basis of  the actual
                                   number of  days in  each Interest  Accrual
                                   Period  divided by 360.)  A failure to pay
                                   interest  on   any  Certificates   on  any
                                   Distribution Date that continues for five days constitutes an Event of Default under the Trust Agreement.

     D.   Distribution Date   The ____ day  of each month or, if  such day is
                                   not a  Business Day,  the next  succeeding
                                   Business  Day,  commencing  with  _______,
                                   199_.  A  "Business Day" is any  day other
                                   than a  Saturday or Sunday  or another day
                                   on which banking institutions in New York,
                                   New York (and ____________) are authorized
                                   or  obligated   by  law,   regulations  or
                                   executive order to be closed.

     E.   Record Date         The last day preceding  a Distribution Date or,
                                   if the Securities are no longer Book-Entry
                                   Securities, the last day of the month preceding a Distribution Date.

     F.   Final Scheduled
          Distribution Dates  With  respect to the Certificates,
                                   ___________________.   To  the extent  not
                                   previously  paid,  the  Security Principal
                                   Balance  of the Notes  will be due  on the
                                   Distribution   Date   in   _______,  199_.
                                   Failure to pay the full principal balance of Notes on or before the applicable final scheduled payment dates constitutes an Event of Default under the Indenture.

     G.   Form and
          Registration        The Securities  will initially be  delivered in
                                   book-entry form ("Book-Entry Securities").
                                   Holders of  such Securities  may elect  to
                                   hold   their    interests   through    The
                                   Depository Trust Company  ("DTC"), (in the
                                   United  States,  or  Cedel  Bank,  soci t
                                   anonyme, ("Cedel") or the Euroclear System
                                   ("Euroclear"),  in  Europe).     Transfers
                                   within DTC (,  Cedel or Euroclear,  as the
                                   case may be,)  will be in accordance  with
                                   the usual  rules and  operating procedures
                                   of  the relevant system.   So long  as the
                                   Securities are Book-Entry Securities, such
                                   Securities  will be  evidenced  by one  or
                                   more securities registered in  the name of
                                   Cede  & Co.   ("Cede"), as the  nominee of
                                   DTC (or  one of the  relevant depositaries
                                   (collectively,        the        "European
                                   Depositaries")).   Cross-market  transfers
                                   between   persons   holding   directly  or
                                   indirectly through DTC(, on  the one hand,
                                   and  counterparties  holding  directly  or
                                   indirectly through Cedel  or Euroclear, on
                                   the  other,)  will  be   effected  in  DTC
                                   through  Citibank  N.A.   ("Citibank")  or
                                   Morgan Guaranty Trust  Company of New York
                                   ("Morgan"), the  relevant depositaries  of
                                   Cedel  and  Euroclear,  respectively,  and
                                   each  a participating member  of DTC.  The
                                   Securities will initially be registered in
                                   the name of  Cede.  The interests  of such
                                   Holders  will   be  represented   by  book
                                   entries  on   the  records   of  DTC   and
                                   participating members thereof.   No Holder
                                   of a  Security will be entitled to receive
                                   a   definitive   note   representing  such
                                   person's  interest,  except in  the  event
                                   that  Securities   in  fully   registered,
                                   certificated       form       ("Definitive
                                   Securities") are issued  under the limited
                                   circumstances described in "DESCRIPTION OF
                                   THE SECURITIES--Book-Entry Registration of
                                   Securities"  in   the  Prospectus.     All
                                   references in  this Prospectus  Supplement
                                   to  Securities   reflect  the   rights  of
                                   Holders of such Notes  only as such rights
                                   may  be  exercised  through  DTC  and  its
                                   participating organizations for so long as
                                   such  Securities  are  held by  DTC.   See
                                   "RISK FACTORS -- Book-Entry Securities" herein.

     H.   Denominations       The  Securities  will   be  issued  in  minimum
                                   denominations of $(________) and integral multiples thereof.

(Letter of Credit)
     (Surety Bond)
      Issuer                  _________________  (the  "(Letter   of  Credit)
                                   (Surety Bond) Issuer").   See "THE (LETTER
                                   OF CREDIT) (SURETY BOND) ISSUER" herein.

(Letter of Credit)
     (Surety Bond)            On the  Closing  Date, the  (Letter of  Credit)
                                   (Surety Bond) Issuer  will issue a (letter
                                   of credit) (surety bond)  (the "(Letter of
                                   Credit) (Surety  Bond)") in  favor of  the
                                   Owner  Trustee on behalf of the Trust.  In
                                   the event that, on  any Distribution Date,
                                   available  amounts   on  deposit   in  the
                                   Collection  Account  with respect  to  the
                                   preceding     Collection     Period    are
                                   insufficient to provide for the payment of
                                   the amount  required to be  distributed to
                                   the  Holders  and  the  Servicer  on  such
                                   Distribution Date,  the Trustee  will draw
                                   on the  (Letter of Credit)  (Surety Bond),
                                   to  the extent of  the (Letter  of Credit)
                                   (Surety Bond) Amount for such Distribution
                                   Date,   in  an   amount   equal  to   such
                                   deficiency.    See   "DESCRIPTION  OF  THE
                                   SECURITIES--The (Letter of Credit) (Surety
                                   Bond)   and   "--Distributions    on   the
                                   Securities"     herein     and     "CREDIT
                                   ENHANCEMENT" in the Prospectus.

((Letter of Credit)
     (Surety Bond)
      Amount                  The  amount  available  under  the  (Letter  of
                                   Credit)  (Surety  Bond) (the  "(Letter  of
                                   Credit)  (Surety  Bond) Amount")  for  the
                                   initial Distribution Date will be $
                                      .      For   each   Distribution   Date
                                   thereafter, the (Letter of Credit) (Surety
                                   Bond) Amount will equal the lesser of (i)
                                     %  of the Pool  Balance as of  the first
                                   day  of  the preceding  Collection  Period
                                   (after  giving   effect  to   any  amounts
                                   distributed with  respect to  principal of
                                   the  Mortgage  Loans on  the  Distribution
                                   Date   occurring    in   such    preceding
                                   Collection Period) and (ii) the (Letter of
                                   Credit)  (Surety Bond)  Amount  as of  the
                                   first  day  of  the  preceding  Collection
                                   Period, minus any amounts drawn under the
                                           -----
                                   (Letter  of Credit)  (Surety Bond)  during
                                   such preceding Collection Period, plus any
                                                                     ----
                                   amounts  paid  to the  (Letter  of Credit)
                                   (Surety Bond)  Issuer on  the Distribution
                                   Date   occurring    in   such    preceding
                                   Collection Period up to the amount of any previous draws on the (Letter of Credit)
                                   (Surety Bond).)

Servicing                     The Servicer will be responsible for servicing,
                                   managing  and  making collections  on  the
                                   Mortgage Loans.  On  the ________ business
                                   day,  but  no  later  than  the   ________
                                   calendar   day,   of   each   month   (the
                                   "Determination Date"),  the Servicer  will
                                   calculate,   and   instruct   the  Trustee
                                   regarding,  the  amounts  to be  paid,  as
                                   described  herein,  with  respect  to  the
                                   related Collection Period  to the Holders.
                                   See  "DESCRIPTION   OF  THE   SECURITIES--
                                   Distributions on  the Securities"  herein.
                                   The  Servicer   will  receive   a  monthly
                                   servicing fee  in the amount of  ____% per
                                   annum (the "Servicing  Fee Rate"), of  the
                                   related  Pool  Balance and  certain  other
                                   amounts,  as  servicing  compensation from
                                   the Trust.  See "SERVICING OF THE MORTGAGE
                                   LOANS--Servicing Compensation  and Payment
                                   of Expenses"  herein.  In  certain limited
                                   circumstances, the Servicer  may resign or
                                   be removed,  in  which  event  either  the
                                   Trustee or a  third-party servicer will be
                                   appointed  as  successor  Servicer.    See
                                   "SERVICING OF  THE LOANS--Certain  Matters
                                   Regarding   the    Servicer"   and    "THE
                                   AGREEMENTS--Events of Default; Rights Upon
                                   Events of Default" in the Prospectus.

(Final Payment of Principal;
     Termination              The Trust  will terminate  on the  Distribution
                                   Date   following   the  earlier   of   (i)
                                   _________________________  and  (ii)   the
                                   final payment or other liquidation of  the
                                   last Mortgage Loan and Private Security in
                                   the  Trust.   The  Mortgage Loans  will be
                                   subject  to  optional  repurchase  by  the
                                   Servicer  on any  Distribution Date  after
                                   the  Principal  Balance is  reduced  to an
                                   amount    less    than   or    equal    to
                                   $        ((5)%  of  the  initial Principal
                                   Balance).   The repurchase  price will  be
                                   equal  to  the  sum  of  the   outstanding
                                   Principal Balance  and accrued  and unpaid
                                   interest thereon  at the  weighted average
                                   of  the   Loan  Rates   through  the   day
                                   preceding  the  final  Distribution  Date.
                                   See  "DESCRIPTION   OF  THE   SECURITIES--
                                   Optional  Termination"  herein   and  "THE
                                   AGREEMENTS--Termination;          Optional
                                   Termination" in the Prospectus.)

Certain Federal Income Tax
Consequences                  In  the  opinion  of Tax  Counsel  (as  defined
                                   herein), for federal  income tax purposes,
                                   the  Securities will  be characterized  as
                                   indebtedness,  and  the  Trust  should  be
                                   characterized as  an owner trust  and will
                                   not be characterized as an association (or
                                   publicly traded partnership)  taxable as a
                                   corporation.   Each holder of  a Security,
                                   by  the  acceptance  of a  Security,  will
                                   agree to treat  the Security as  indebted-
                                   ness and the  Trust as an owner  trust for
                                   federal,  state   and  local   income  and
                                   franchise  tax  purposes.    See  "CERTAIN
                                   FEDERAL  INCOME   TAX  CONSEQUENCES"   and
                                   "STATE   TAX   CONSEQUENCES"   herein  and
                                   "CERTAIN  FEDERAL  INCOME  TAX  CONSIDERA-
                                   TIONS" and "STATE TAX CONSIDERATIONS" in the Prospectus concerning the application of federal, state and local tax laws.

Legal Investment                   The   Securities   will   not   constitute
                                   "mortgage related securities" for purposes
                                   of   the    Secondary   Mortgage    Market
                                   Enhancement Act of 1984 ("SMMEA"), because
                                   some   of  the   Mortgages  securing   the
                                   Mortgage  Loans are  not first  mortgages.
                                   Accordingly, many institutions  with legal
                                   authority  to invest  in comparably  rated
                                   securities based solely on first mortgages
                                   may not be legally authorized to invest in
                                   the Certificates.   See  "LEGAL INVESTMENT
                                   CONSIDERATIONS"    herein    and    "LEGAL
                                   INVESTMENT" in the Prospectus.

ERISA                         Generally,  plans  that  are  subject  to   the
                                   requirements  of ERISA  and  the Code  are
                                   permitted to purchase instruments like the
                                   Notes that are debt under applicable state
                                   law  and   have  no   "substantial  equity
                                   features"   without   reference   to   the
                                   prohibited  transaction   requirements  of
                                   ERISA and  the Code.   In  the opinion  of
                                   ERISA  Counsel  (as defined  herein),  the
                                   Notes will  be classified  as indebtedness
                                   without  substantial  equity  features for
                                   ERISA purposes.  However, if the Notes are
                                   deemed  to  be  equity  interests  and  no
                                   statutory,  regulatory  or  administrative
                                   exemption  applies,  the Trust  will  hold
                                   plan  assets   by  reason   of  a   Plan's
                                   investment in the Notes.  Accordingly, any
                                   Plan  fiduciary  considering   whether  to
                                   purchase  the Notes  on behalf  of  a Plan
                                   should consult with  its counsel regarding
                                   the  applicability  of the  provisions  of
                                   ERISA and the Code and the availability of
                                   any  exemptions.   Under  current law  the
                                   purchase and  holding of  the Certificates
                                   by or  on behalf of  any employee  benefit
                                   plan (a  "Plan") subject to  the fiduciary
                                   responsibility provisions of  the Employee
                                   Retirement Income Security Act of 1974, as
                                   amended   ("ERISA"),  may   result  in   a
                                   "prohibited   transaction"   within    the
                                   meaning  of ERISA  and the  Code or  other
                                   violation of the  fiduciary responsibility
                                   provisions of  ERISA and  Section 4975  of
                                   the Code.  (Consequently, Certificates may
                                   not   be   transferred   to   a   proposed
                                   transferee that is a Plan subject to ERISA
                                   or that is described in Section 4975(e)(1)
                                   of  the Code, or a person acting on behalf
                                   of  any such Plan  or using the  assets of
                                   such plan unless the Owner Trustee and the
                                   Depositor receive  the opinion  of counsel
                                   reasonably  satisfactory   to  the   Owner
                                   Trustee and  the Depositor  to the  effect
                                   that  the  purchase  and holding  of  such
                                   Certificate will not result  in the assets
                                   of  the Trust  being  deemed to  be  "plan
                                   assets" for ERISA purposes and will not be
                                   a  prohibited transaction  under ERISA  or
                                   Section  4975  of the  Code.)   See "ERISA
                                   CONSIDERATIONS"   herein   and    in   the
                                   Prospectus.

Rating                        It  is a  condition  to  the  issuance  of  the
                                   Securities that they be rated _________ by
                                   at   least   ____   nationally  recognized
                                   statistical rating  organizations (each  a
                                   "Rating  Agency").   In  general,  ratings
                                   address credit risk and do not address the
                                   likelihood  of  prepayments.   A  security
                                   rating is not a recommendation to buy, sell or hold securities.




                                 RISK FACTORS

(CASH FLOW CONSIDERATIONS

     During the  first (  )-year  draw down period  under the  related Credit
Line Agreements for the Mortgage Loans, collections on such Mortgage Loans may vary because, among other things, borrowers are not required to make monthly payments of principal. With respect to some of the Mortgage Loans, during the second ( )-year draw down period, no monthly payments of principal are required. Collections on the Mortgage Loans may also vary due to seasonal purchasing and payment habits of borrowers.

     General credit risk may also be greater to Holders than to holders of instruments representing interests in level payment first mortgage loans since no payment of principal generally is required until after eithera five-
 or ten-year interest only period under the related Credit Line Agreements. Minimum monthly payments will at least equal and may exceed accrued interest. Even assuming that the Mortgaged Properties provide adequate security for the Mortgage Loans, substantial delay could be encountered in connection with the liquidation of Mortgage Loans that are delinquent and corresponding delays in the receipt of related proceeds by Holders could occur if the (Letter of Credit) (Surety Bond) provider were unable to perform on its obligations under the (Letter of Credit) (Surety Bond). Further, liquidation expenses (such as legal fees, real estate taxes, and maintenance and preservation expenses) will reduce the proceeds payable to Holders and thereby reduce the security for the Mortgage Loans. In the event any of the Mortgaged Properties fail to provide adequate security for the related Mortgage Loans, Holders could experience a loss if the (Letter of Credit) (Surety Bond) provider were unable to perform its obligations under the (Letter of Credit) (Surety Bond).)

PREPAYMENT CONSIDERATIONS

     All of the Mortgage Loans may be prepaid in whole or in part at any time without penalty. Home equity loans, such as the Mortgage Loans, have been originated in significant volume only during the past few years and neither the Depositor nor the Servicer is aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional loans. The Trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the Mortgage Loans contain due-on-sale provisions and the Servicer intends to enforce such provisions unless (i) such enforcement is not permitted by applicable law or (ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF THE LOANS--`Due-on-Sale' Clauses" in the Prospectus.

LEGAL CONSIDERATIONS

     The Mortgage Loans are secured by deeds of trust or mortgages (which generally are second mortgages). With respect to Mortgage Loans that are secured by first mortgages, the Servicer has the power under certain circumstances to consent to a new mortgage lien on the Mortgaged Property having priority over such Mortgage Loan. Mortgage Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgage Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate (and the (Letter of Credit) (Surety Bond) provider is unable to perform its obligations under the (Letter of Credit) (Surety Bond) or if the coverage under the (Letter of Credit) (Surety Bond) is exhausted) the Trust and, accordingly, the Holders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "CERTAIN LEGAL ASPECTS OF THE MORTGAGE LOANS" herein.

     The sale of the Mortgage Loans from the Seller to the Depositor pursuant to the Purchase Agreement will be treated as a sale of the Mortgage Loans. The Seller will warrant that such transfer is either a sale of its interest in the Mortgage Loans or a grant of a first priority perfected security interest therein. In the event of an insolvency of the Seller, the receiver of the Seller may attempt to recharacterize the sale of the Mortgage Loans as a borrowing by the Seller secured by a pledge of the Mortgage Loans. If the receiver decided to challenge such transfer, delays in payments of the Securities and possible reductions in the amount thereof could occur. The
Depositor will warrant in the Trust Agreement that the transfer of its interest in the Mortgage Loans to the Trust is a valid transfer and assignment of such interest.

     If a conservator, receiver or trustee were appointed for the Seller, or if certain other events relating to the bankruptcy or insolvency of the Seller were to occur, Additional Balances would not be transferred by the Seller to the Trust pursuant to the Purchase Agreement (as assigned by the Depositor to the Trust). In such an event, an Event of Default under the Pooling and Servicing Agreement and Indenture would commence and the Owner Trustee would attempt to sell the Mortgage Loans (unless Holders holding Securities evidencing undivided interests aggregating at least 51% of each of the Security Principal Balance of the Notes and the Certificates instruct otherwise), thereby causing early payment of the Security Principal Balance of the Notes and the Certificates.

     In the event of a bankruptcy or insolvency of the Servicer, the bankruptcy trustee or receiver may have the power to prevent the Trustee or the Holders from appointing a successor Servicer.

SERVICER'S ABILITY TO CHANGE THE TERMS OF THE MORTGAGE LOANS

     The Servicer may agree to changes in the terms of a Credit Line Agreement, provided that such changes (i) do not adversely affect the interest of the Holders, and (ii) are consistent with prudent business practice. There can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the Mortgage Loans.

(DELINQUENT MORTGAGE LOANS

     The Trust will include Mortgage Loans which are 89 or fewer days delinquent. The Cut-Off Date Principal Balance of such delinquent Mortgage Loans was $______________.)


                                  THE TRUST

GENERAL

     The Issuer, Home Equity Loan Trust 199_, is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. The Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Issuer will not engage in any activity other than (i) acquiring, holding and managing the Mortgage Loans and the other assets of the Trust and proceeds therefrom, (ii) issuing the Notes and the Certificates, (iii) making payments on the Notes and the Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

     The property of the Trust will consist of: (i) each of the Mortgage Loans that are _________; (ii) collections on the Mortgage Loans received after the Cut-Off Date; (iii) Mortgaged Properties relating to the Mortgage Loans that are acquired by foreclosure or deed in lieu of foreclosure; (iv) the Collection Account and the Distribution Account (excluding net earnings thereon); (v) the (Letter of Credit) (Surety Bond); and (vi) an assignment of the Depositor's rights under the Purchase Agreement, including all rights of the Depositor to purchase Additional Balances.

     The Trust's  principal offices are  in __________, Delaware, in  care of
________________________, as Owner Trustee, at (                      ).


                  THE (LETTER OF CREDIT)(SURETY BOND) ISSUER

     The following information with respect to _________ ("_______") has been furnished by __________.

     (Description of Letter of Credit/Surety Issuer)


                       THE HOME EQUITY LENDING PROGRAM

     The information set forth below concerning (_______) and its underwriting policies has been provided by (_______). The Depositor does not make any representation as to the accuracy or completeness of such information.

GENERAL

     All of the Mortgage Loans were originated by (_____________________________), (the "Seller" or the "Servicer") under its home equity lending program. The Seller first offered adjustable rate home equity revolving credit line loans ("home equity loans") in 19__. As of (_____________), (____________) owned and serviced approximately $__________
aggregate principal amount of outstanding home equity loans secured by properties located in __________ under home equity credit lines (the "Seller Portfolio").

UNDERWRITING PROCEDURES RELATING TO THE MORTGAGE LOANS

     Each home equity loan was originated after a review by the Seller in accordance with its established underwriting procedures, which were intended to assess the applicant's ability to assume and repay such home equity loans and the adequacy of the real property which serves as collateral for such home equity loans. The maximum Credit Limit for a home equity loan provided by the Seller was $__________.

     Each applicant for a home equity loan was required to complete an application which listed the applicant's assets, liabilities, income, credit and employment history and other demographic and personal information. If information in the loan application demonstrated that there was sufficient income and equity to justify making a home equity loan and the Seller (a) received a satisfactory independent credit bureau report on the credit history of the borrower and (b) obtained, in the case of all home equity loans originated prior to __________ a drive-by appraisal of the related Mortgaged Property or for all home equity loans originated as of __________, a satisfactory appraisal completed on forms approved by FNMA, and if such information met the Seller's underwriting standards, the Seller issued a commitment subject to satisfaction of certain other conditions. These conditions included: (i) obtaining and reviewing pay stubs, income tax returns or a verification of employment from the applicant's employer; (ii) obtaining and reviewing a verification of deposit; and (iii) obtaining and reviewing a verification of the loan in the first lien position when the home equity loan was to be in a second lien position.

     Appraisals of the Mortgaged Properties were performed by a qualified appraiser or an independent third-party, fee-based appraiser who had been previously approved for such assignment by the Seller.

     It is the Seller's policy to require a title policy insuring title mortgage in accordance with the intended lien position. Regardless of Combined Loan-to-Value Ratios, it is the Seller's policy not to accept a position junior to any mortgage lien other than a first mortgage.

     Generally, a home equity loan needed a Combined Loan-to-Value Ratio of __% for loans which the Seller obtained full documentary support and was __% for loans for which limited documentary support was obtained.

     After obtaining all applicable employment, credit and property information, the Seller determined whether sufficient unencumbered equity in the property existed and whether the prospective borrower had sufficient monthly income available to support the payments of interest at the current prime rate plus the applicable margin based on the credit limit in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations based on the prospective borrower's debt-to-gross income ratio. The "debt-to-gross income ratio" is the ratio of (a) certain of the borrower's debt obligations which include: (i) the monthly first mortgage payment plus taxes; (ii) monthly installment debt payments with a term of more than ten months; (iii) five percent of the total revolving obligations; (iv) monthly alimony and child support obligations; and (v) the payment on the home equity loan calculated at the Credit Limit and current prime rate plus margin for such home equity loan to (b) the borrower's gross verifiable monthly income. The debt-to-gross income ratio generally did not exceed (________%).

     When the commitment conditions had been satisfied, the home equity loan was completed by signing a Credit Line Agreement, rescission statement, and mortgage which secured the repayment of principal of and interest on the related home equity loan. The original mortgage was then recorded in the appropriate county government office.

MORTGAGE LOAN TERMS

     A borrower  may access a home  equity loan by  writing a check.   On all
home equity loans, there is (a ten-year) draw down period as long as the borrower is not in default under the loan agreement. Home equity loans bear interest at a variable rate which may change bi-weekly. Home equity loans may be subject to a maximum per annum interest rate (the "Maximum Rate") of
    % per annum and in  all cases, are subject to applicable usury limitations.
---
See "CERTAIN LEGAL ASPECTS OF THE LOANS--Applicability of Usury Laws" in the Prospectus. The daily periodic rate on the home equity loans (the "Loan Rate") is the sum of the Index Rate plus a spread (the "Margin") which generally ranges between ____% and ____%, divided by 365 days or 366 days, as applicable.

     The "Index Rate" is based on (the prime rate published in the "Money Rates" section of The Wall Street Journal generally on the Monday of the week in which such Loan Rate adjusts (or, if no rate is published on such day, then on the next succeeding calendar day on which a prime rate is published), rounded to the nearest 1/8 of 1 percent.) The annual percentage rate for any bi-weekly period will be based on the Prime Rate in effect the Monday on which the rate may change. (If a prime rate range is published in The Wall Street Journal, then the midpoint (average) of that range will be used.) There are no limitations on increases or decreases (except for those home equity loans which have Maximum Rates). Only the home equity loans that have Maximum Rates of ____% also have annual adjustment caps of __% as to both increases and decreases in their Loan Rates.

     Billing statements are mailed monthly. The statement details all debits and credits and specifies the minimum payment due and the available credit line. Notice of changes in the applicable Loan Rate are provided by the Seller to the Borrower with such statements. All payments are due by the tenth day after the date the billing statement is issued.

     The Credit Line Agreements and Disclosure Statements further provide that if publication of the Index Rate is discontinued, the Index Rate will be changed upon notification in accordance with such Credit Line Agreements and Disclosure Statements.

     The right to obtain additional credit may be suspended or terminated or the borrower may be required to pay the entire balance due plus all other accrued but unpaid charges immediately, if the borrower fails to make any required payment by the due date, if the total outstanding principal balance including all charges payable exceeds the Credit Limit, if the borrower made any statement or signature on any document which is fraudulent or contained a material misrepresentation, if the borrower dies or becomes incompetent, if the borrower becomes bankrupt or insolvent, if the borrower becomes subject to any judgment, lien or attachment or execution is issued against the Mortgaged Property, the borrower fails to obtain and maintain required property insurance or if the borrower sells or transfers the Mortgaged Property or does not maintain the property. In addition, the right to obtain additional credit may be suspended or a borrower's Credit Limit may be reduced, if the value of the Mortgaged Property decreases for any reason to less than 80% of the original appraised value, if the borrower is in default under the home equity loan, if government action impairs the Seller's lien priority or if a regulatory agency has notified the Seller that continued advances would constitute an unsafe and unsound practice.

DELINQUENCY AND LOSS EXPERIENCE OF THE SERVICER'S PORTFOLIO

     The following tables set forth the delinquency and loss experience for each of the periods shown for the home equity loans indicated on the table. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Mortgage Loans will be similar to that set forth below.

                            DELINQUENCY EXPERIENCE
                            (DOLLARS IN THOUSANDS)

                                                                       As of _________
                                                           ----------------------------------------
                                                                            _____
                                                           ----------------------------------------
                                                              Number of
                                                                Loans                     Amount
                                                           ---------------             ------------
Amount Outstanding at
  Period End  . . . . . . . . . . . . . . . . .

Delinquency
  30-59 Days  . . . . . . . . . . . . . . . . .                                        $
  60-89 Days  . . . . . . . . . . . . . . . . .
  90 or More Days . . . . . . . . . . . . . . .
  Foreclosures and Bankruptcies . . . . . . . .
                                                                                       _________

Total Delinquencies . . . . . . . . . . . . . .                                        $
                                                                                       =========

30-59 Days Percentage . . . . . . . . . . . . .                                                %
60-89 Days Percentage . . . . . . . . . . . . .                                                %
90 or More Days Percentage  . . . . . . . . . .                                                %
Foreclosures and Bankruptcies . . . . . . . . .



                               LOSS EXPERIENCE
                            (DOLLARS IN THOUSANDS

                                                                                  For the Year
                                                                                Ending ________
                                                                           ------------------------
Average Amount
  Outstanding . . . . . . . . . . . . . . . . . . . . . . . . .            $
Gross Charge-Offs . . . . . . . . . . . . . . . . . . . . . . .            $
Recoveries  . . . . . . . . . . . . . . . . . . . . . . . . . .            $
Net Losses as a Percentage
  of Average Amount Outstanding . . . . . . . . . . . . . . . .                           %



                       SERVICING OF THE MORTGAGE LOANS

     The information set forth below concerning the Servicer and its servicing policies has been provided by the Servicer. The Depositor does not make any representation as to the accuracy or completeness of such information.

GENERAL

     The Servicer will be responsible for servicing the Mortgage Loans as agent for the Trust in accordance with the Servicer's policies and procedures for servicing home equity loans and in accordance with the terms of the Servicing Agreement.

     With respect to real estate secured loans, the general policy of the Servicer is to initiate foreclosure on the underlying property (i) after such loan is 90 days or more delinquent; (ii) if a notice of default on a senior lien is received by the Servicer; or (iii) if circumstances are discovered by the Servicer which would indicate that a potential for loss exists. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, the Servicer may elect not to commence foreclosure or stay the foreclosure proceeding if the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period. The loans to borrowers in bankruptcy proceedings will be restructured in accordance with law and with a view to maximizing recovery of such home equity loans, including any deficiencies. Additionally, any time during foreclosure, a forbearance, short sale, deed-in-lieu or a payment plan can be authorized.

     After foreclosure, if the home equity loan is secured by a first mortgage lien, title to the related Mortgaged Property will pass to the Servicer, or a wholly-owned subsidiary of the Servicer, who will liquidate the Mortgaged Property and charge-off the balance of the home equity loan balance which was not recovered by the liquidation proceeds. If the Mortgaged Property was subject to a senior lien position, the Servicer will either satisfy such lien at the time of foreclosure sale or take other action as deemed necessary to protect the Servicer's interest in the Mortgaged Property. If in the judgment of the Servicer, the cost of maintaining or purchasing the senior lien position exceeds the economic benefit of such action, the Servicer will generally charge-off the entire home equity loan, seek a money judgment against the borrower or will not pursue any recovery.

     Servicing and charge-off policies and collection practices may change over time in accordance with the Servicer's business judgment, changes in the Servicer's real estate secured revolving credit line loans and applicable laws and regulations, and other considerations.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Collection Period, other than the first Collection Period, the servicing compensation to be paid to the Servicer in respect of its servicing activities relating to the Mortgage Loans will be paid to it from interest collections in respect of the Mortgage Loans and will be equal to ____% per annum (the "Servicing Fee Rate") on the aggregate Principal Balances of the Mortgage Loans as of the first day of each such Collection Period (the "Servicing Fee"). With respect to the first Collection Period, the Servicer will receive from such collections ___ of the amount calculated in the preceding sentence. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

     The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Servicing Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged Properties related thereto, such right of reimbursement being prior to the rights of Holders to receive any related Liquidation Proceeds.


                      DESCRIPTION OF THE MORTGAGE LOANS

MORTGAGE LOANS

     The Mortgage Loans were originated pursuant to loan agreements and disclosure statements (the "Credit Line Agreements") and are secured by mortgages or deeds of trust, most of which are second mortgages or second deeds of trust, on Mortgage Properties. The Mortgaged Properties securing the Mortgage Loans consist primarily of residential properties that are one to four-family properties. ____ of the Mortgaged Properties are owner occupied. See "--Mortgage Loan Pool Statistics" below.

     The Cut-Off Date Pool Balance is $___________, which is equal to the aggregate Principal Balances of the Mortgage Loans as of ______, 199_ (the "Cut-Off Date"). As of the Cut-Off Date, the Mortgage Loans were not more than 89 days delinquent and had a Loan Rate of at least ____% per annum. The average Cut-Off Date Principal Balance was $_______, the minimum Mortgage Cut-Off Date Principal Balance was zero, the maximum Cut-Off Date Principal Balance was $_________, the minimum Loan Rate and the maximum Loan Rate on the Cut-Off Date were ____% and ____% per annum, respectively, and the weighted average Loan Rate on the Cut-Off Date was ____% per annum. As of the Cut-Off Date, the weighted average Credit Limit Utilization Rate was ____%, the minimum Credit Limit Utilization Rate was zero and the maximum Credit Limit Utilization Rate was ______%. The "Credit Limit Utilization Rate" is determined by dividing the Cut-Off Date Principal Balance of a Mortgage Loan by the Credit Limit of the related Credit Line Agreement. The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was ____% as of the Cut-Off Date.

MORTGAGE LOAN POOL STATISTICS

     The Depositor has compiled the following additional information as of the Cut-Off Date with respect to the Mortgage Loans to be included in the Trust.

                            (TABULAR INFORMATION)


ASSIGNMENT OF MORTGAGE LOANS

     At the time of issuance of the Securities, the Depositor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan (including its right to purchase any Additional Balances arising in the future), related Credit Line Agreements, mortgages and other related documents (collectively, the "Related Documents"), including all collections received on or with respect to each such Mortgage Loan on or after the Cut-Off Date pursuant to an assignment of the Depositor's rights and obligations under the Purchase Agreement. The Owner Trustee, concurrently with such transfer, will deliver the Securities. Each Mortgage Loan transferred to the Owner Trust will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Owner Trustee pursuant to the Purchase Agreement. Such schedule will include information as to the Cut-Off Date Principal Balance of each Mortgage Loan, as well as information with respect to the Loan Rate.

     The Purchase Agreement will require that, within the time period specified therein, the Seller deliver to the Owner Trustee (or a custodian, as the Owner Trustee's agent for such purpose) the Mortgage Loans endorsed in blank and the Related Documents. In lieu of delivery of original mortgages, the Seller may deliver trust and correct copies thereof which have been certified as to authenticity by the appropriate county recording office where such mortgage is recorded.

     Under the terms of the Purchase Agreement, the Seller, acting at the Depositor's request, will have (__ days after the Closing Date) to prepare and record assignments of the mortgages related to each Mortgage Loan in favor of the Owner Trustee (unless opinions of counsel satisfactory to the Rating Agencies and the Certificate Insurer are delivered to the Owner Trustee and the Certificate Insurer to the effect that recordation of such assignments is not required in the relevant jurisdictions to protect the interests of the Owner Trustee in the Mortgage Loans).

     Within 90 days of the Closing Date, the Owner Trustee will review the Mortgage Loans and the Related Documents and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Seller and the Depositor by the Owner Trustee, the Seller will be obligated to repurchase the Mortgage Loan and to deposit the Repurchase Price into the Collection Account. Upon such retransfer, the Principal Balance of such Mortgage Loan will be deducted from the Pool Balance. In lieu of any such repurchase, the Seller may substitute an Eligible Substitute Mortgage Loan. Any such repurchase or substitution will be considered a payment in full of such Mortgage Loan. The obligation of the Seller to accept a transfer of a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Owner Trustee or the Holders.

     With respect to any Mortgage Loan, the "Repurchase Price" is equal to the Principal Balance of such Mortgage Loan at the time of any transfer described above plus accrued and unpaid interest thereon to the date of repurchase.

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Seller for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not 5% more or less than the Principal Balance relating to such Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Loan Rate based on the same Index with adjustments to such Loan Rate made on the same Interest Rate Adjustment Date as that of the Defective Mortgage Loan; (iv) have a Margin that is not less than the Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Margin for the Defective Mortgage Loan; (v) have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan; (vi) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (vii) comply with each representation and warranty as to the Mortgage Loans set forth in the Purchase Agreement (deemed to be made as of the date of substitution); and
(viii) satisfy certain other conditions specified in the Purchase Agreement. To the extent the Principal Balance of an Eligible Substitute Mortgage Loan is less than the Principal Balance of the related Defective Mortgage Loan, the Seller will be required to make a deposit to the Collection Account equal to such difference ("Substitution Adjustment Amounts").

     The Seller will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Owner Trustee with respect to each Mortgage Loan (e.g., Cut-Off Date Principal Balance and the Loan Rate). In addition, the Seller will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Seller has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien (subject to certain exceptions); and (ii) each Mortgage Loan was generated under a Credit Line Agreement that complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Holders in the Related Mortgage Loan and Related Documents, the Seller will have a period of 60 days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the 60-day period, the Seller will be obligated to repurchase or substitute the Defective Mortgage Loan from the Trust. The same procedure and limitations that are set forth above for the repurchase or substitution of Defective Mortgage Loans will apply to the transfer of a Mortgage Loan that is required to be repurchased or substituted because of a breach of a representation or warranty in the Purchase Agreement that materially and adversely affects the interests of the Holders.

     Mortgage Loans required to be transferred to the Seller as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."


                    DESCRIPTION OF THE SERVICING AGREEMENT

     The Servicer shall establish and maintain on behalf of the Owner Trustee an account (the "Collection Account") for the benefit of the Holders. The Collection Account will be an Eligible Account (as defined herein). Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing administrative charges, annual fees, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the
Servicing Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies. Not later than the fifth Business Day prior to each Distribution Date (the "Determination Date"), the Servicer will notify the Owner Trustee and the Indenture Trustee of the amount of such deposit to be included in funds available for the related Distribution Date.

     The  Owner Trustee and the Indenture  Trustee will establish one or more accounts (the "Security Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Holders on a Distribution Date. The Security Account will be an Eligible Account. Amounts on deposit therein will be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An "Eligible Account" is an account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, (ii) one or more accounts with a depository institution which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation established by such fund with a minimum long-term unsecured debt rating of ____, (iii) a segregated trust account maintained with the Owner Trustee or an Affiliate of the Owner Trustee in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Owner Trustee, without reduction or withdrawal of their then current ratings of the Securities.

     Eligible Investments are specified in the Servicing Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Securities.

ALLOCATIONS AND COLLECTIONS

     All collections on the Mortgage Loans will generally be allocated in accordance with the Credit Line Agreements between amounts collected in respect of interest and amounts collected in respect of principal. As to any Distribution Date, "Interest Collections" will be equal to the aggregate of the amounts collected during the related Collection Period, including Net Liquidation Proceeds (as defined below), allocated to interest pursuant to the terms of the Credit Line Agreements.

     As to any Distribution Date, "Principal Collections" will be equal to the sum of (i) the amounts collected during the related Collection Period, including Net Liquidation Proceeds, and allocated to principal pursuant to the terms of the Credit Line Agreements and (ii) any Substitution Adjustment Amounts. "Net Liquidation Proceeds" with respect to a Mortgage Loan are equal to the aggregate of all amounts received upon liquidation of such Mortgage Loan, including, without limitation, insurance proceeds, reduced by related expenses, but not including the portion, if any, of such amount that exceeds the Principal Balance of the Mortgage Loan at the end of the Collection Period immediately preceding the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan plus accrued and unpaid interest thereon through the date of liquidation.

     With respect to any date, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Mortgage Loans as of such date. The Principal Balance of a Mortgage Loan (other than a Liquidated Mortgage
Loan) on any day is equal to the Cut-Off Date Principal Balance thereof, plus
(i) any Additional Balances in respect of such Mortgage Loan minus (ii) all collections credited against the Principal Balance of such Mortgage Loan in accordance with the related Credit Line Agreement prior to such day. The Principal Balance of a Liquidated Mortgage Loan after final recovery of related Liquidation Proceeds shall be zero.

HAZARD INSURANCE

     The Servicing Agreement provides that the Servicer maintain certain hazard insurance on the Mortgaged Properties relating to the Mortgage Loans. While the terms of the related Credit Line Agreements generally require borrowers to maintain certain hazard insurance, the Servicer will not monitor the maintenance of such insurance.

     The Servicing Agreement requires the Servicer to maintain for any Mortgaged Property relating to a Mortgage Loan acquired upon foreclosure of a Mortgage Loan, or by deed in lieu of such foreclosure, hazard insurance with extended coverage in an amount equal to the lesser of (a) the maximum insurable value of such Mortgaged Property or (b) the outstanding balance of such Mortgage Loan plus the outstanding balance on any mortgage loan senior to such Mortgage Loan at the time of foreclosure or deed in lieu of foreclosure, plus accrued interest and the Servicer's good faith estimate of the related liquidation expenses to be incurred in connection therewith. The Servicing Agreement provides that the Servicer may satisfy its obligation to cause hazard policies to be maintained by maintaining a blanket policy insuring against losses on such Mortgaged Properties. If such blanket policy contains a deductible clause, the Servicer will be obligated to deposit in the Collection Account the sums which would have been deposited therein but for such clause. The Servicer will initially satisfy these requirements by maintaining a blanket policy. As set forth above, all amounts collected by the Servicer (net of any reimbursements to the Servicer) under any hazard policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property) will ultimately be deposited in the Collection Account.

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements on the property by fire, lightning, explosion, smoke, windstorm and hail, and the like, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Mortgage Loans will be underwritten by different insurers and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by state laws and most of such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all-inclusive or an exact description of the insurance policies relating to the Mortgaged Properties.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into default when in accordance with applicable servicing procedures under the Servicing Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities, provided the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase net Liquidation Proceeds. The Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Holders or the (Transferor)(Seller). "Net Liquidation Proceeds" with respect to a Mortgage Loan is the amount received upon liquidation of such Mortgage Loan reduced by related expenses, which may include the amount advanced in respect of a senior mortgage, up to the unpaid Principal Balance of the Mortgage Loan plus accrued and unpaid interest thereon.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Collection Period, other than the first Collection Period, the Servicer will receive from interest collections in respect of the Mortgage Loan a portion of such interest collections as a monthly Servicing Fee in the amount equal to ___% per annum ("Servicing Fee Rate") on the aggregate Principal Balances of the Mortgage Loans as of the first day of each such Collection Period. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

     The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the Servicing Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged Properties, such right of reimbursement being prior to the rights of Holders to receive any related Net Liquidation Proceeds.


                        DESCRIPTION OF THE SECURITIES

GENERAL

     The Notes  will  be  issued  pursuant  to  the  Indenture  dated  as  of
___________,  199_, between  the  Trust  and  _______________,  as  Indenture
Trustee. The Certificates will be issued pursuant to the Trust Agreement dated as of ______________, 199_, among the Depositor, __________, and
______________, as Owner Trustee. The following summaries describe certain provisions of the Securities, Indenture and Trust Agreement. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreement. As used herein, "Agreement" shall mean either the Trust Agreement or the Indenture, as the context requires.

     The Securities will be issued in fully registered, certificated form only. The Securities will be freely transferrable and exchangeable at the corporate trust office of the Owner Trustee, with respect to the Certificates or the Indenture Trustee with respect to the Notes.

BOOK-ENTRY SECURITIES

     The Senior Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Senior Certificates ("Certificate Owners") will hold their Certificates through the Depository Trust Company ("DTC") in the United States(, or CEDEL or Euroclear (in Europe)) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. (CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for CEDEL and the Brussels, Belgium Branch of Morgan Guarantee Trust Company of New York will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").) Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal Balances of $1,000 and in integral multiples of $1 in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

DISTRIBUTIONS

     On each Distribution Date, collections on the Mortgage Loans will be applied in the following order of priority:

          (i)  to the Servicer, the Servicing Fee;

          (ii) as payment for the accrued interest due and any overdue accrued interest on the respective Security Principal Balance of the Notes and the Certificates;

          (iii) as principal on the Securities, the excess of Principal Collections over Additional Balances created during the preceding
     Collection Period, such amount to be allocated between the Notes and Certificates pro rata, based on their respective Security Principal Balances;

          (iv) as principal on the Securities, as payment for any Liquidation Loss Amounts on the Mortgage Loans;

          (v)  as payment for  the premium for the  (Letter of Credit)(Surety
     Bond);

          (vi) to reimburse prior draws made on the (Letter of Credit)(Surety
     Bond); and

          (vii) any remaining amounts to the Depositor.

     As to any Distribution Date, the "Collection Period" is the calendar month preceding the month of such Distribution Date.

     "Liquidation Loss Amount" means with respect to any Liquidated Mortgage Loan, the unrecovered Principal Balance thereof at the end of the Collection Period in which such Mortgage Loan became a Liquidated Mortgage Loan after giving effect to the Net Liquidation Proceeds in connection therewith.

INTEREST

     Note  Rate.   Interest  will  accrue on  the  unpaid Security  Principal
     ----------
Balance of the Notes at the per annum rate (the "Note Rate") equal to __% per annum from the Closing Date to the first Distribution Date and thereafter interest will accrue on the Notes from and including the preceding Distribution Date to but excluding such current Distribution Date (each, an "Interest Accrual Period") at (a floating rate equal to LIBOR (as defined
herein)  plus __%) (__%).   (Interest will be  calculated on the  basis of the
actual number of days in each Interest Accrual Period by 360.) A failure to pay interest on any Notes on any Distribution Date that continues for five days constitutes an Event of Default under the Indenture.

     Pass-Through  Rate.    Interest  will  accrue  on  the  unpaid  Security
     ------------------
Principal Balance of the Certificates at the per annum rate (the "Pass-Through Rate") equal to __% per annum from the Closing Date to the first Distribution Date and thereafter interest will accrue on the Certificates for each Interest Accrual Period at (a floating rate equal to LIBOR (as defined herein) plus __%) (__%). (Interest will be calculated on the basis of the actual number of days in each Interest Accrual Period divided by 360.) A failure to pay interest on any Certificates on any Distribution Date that continues for five days constitutes an Event of Default under the Trust Agreement.

OPTIONAL TERMINATION

     The Trust will terminate on the Distribution Date following the earlier of (i) _________________________ and (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust. The Mortgage Loans will be subject to optional repurchase by the Servicer on any Distribution Date after the Principal Balance is reduced to an amount less than or equal to
$        ((5)% of the initial Principal  Balance).  The repurchase price will be equal to the sum of the outstanding Principal Balance and accrued and unpaid interest thereon at the weighted average of the Loan Rates through the day preceding the final Distribution Date.


                                THE DEPOSITOR

     Financial Asset Securities Corp., the Depositor, is a Delaware corporation organized on August 2, 1995 for the limited purpose of acquiring, owning and transferring Mortgage Assets and selling interests therein or bonds secured thereby. It is an indirect limited purpose finance subsidiary of National Westminster Plc and an affiliate of Greenwich Capital Markets, Inc. Greenwich Capital Markets, Inc. is a registered broker dealer engaged in the United States government securities and related capital markets business. The Depositor maintains its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830. Its telephone number is (203) 625-2700.


                                THE INDENTURE

     The following summary describes certain terms of the Indenture. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Indenture. Whenever particular sections or defined terms of the Indenture are referred to, such sections or defined terms are thereby incorporated herein by reference. See "DESCRIPTION OF THE NOTES" herein for a summary of certain additional terms of the Indenture.

REPORTS TO NOTEHOLDERS

     The Indenture Trustee will mail to each Noteholder, at such Noteholder's request, at its address listed on the Note Register maintained with the Indenture Trustee a report setting forth certain amounts relating to the Notes.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

     With respect to the Notes, "Events of Default" under the Indenture will consist of: (i) a default for five days or more in the payment of any interest on any Note; (ii) a default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; (iii) a default in the observance or performance of any covenant or agreement of the Trust made in the Indenture and the continuation of any such default for a period of 30 days after notice thereof is given to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the holders of at least 25% in principal amount of the Notes then outstanding;
(iv) any representation or warranty made by the Trust in the Indenture or in any certificate delivered pursuant thereto or in connection therewith having been incorrect in a material respect as of the time made, and such breach not having been cured within 30 days after notice thereof is given to the Trust by the Indenture Trustee or to the Trust and the Indenture Trustee by the holders of at least 25% in principal amount of Notes then outstanding; or (v) certain events of bankruptcy, insolvency, receivership or liquidation of the Trust. (The amount of principal required to be paid to Noteholders under the Indenture will generally be limited to amounts available to be deposited in the Collection Account. Therefore, the failure to pay principal on the Notes generally will not result in the occurrence of an Event of Default until the final scheduled Distribution Date for such Notes.) If there is an Event of Default with respect to a Note due to late payment or nonpayment of interest due on a Note, additional interest will accrue on such unpaid interest at the interest rate on the Note (to the extent lawful) until such interest is paid. Such additional interest on unpaid interest shall be due at the time such interest is paid. If there is an Event of Default due to late payment or nonpayment of principal on a Note, interest will continue to accrue on such principal at the interest rate on the Note until such principal is paid. If an Event of Default should occur and be continuing with respect to the Notes, the Indenture Trustee or holders of a majority in principal amount of Notes then outstanding may declare the principal of such Notes to be immediately due and payable. Such declaration may, under certain circumstances, be rescinded by the holders of a majority in principal amount of the Notes then outstanding. If the Notes are due and payable following an Event of Default with respect thereto, the Indenture Trustee may institute proceedings to collect amounts due or foreclose on Trust property or exercise remedies as a secured party. If an Event of Default occurs and is continuing with respect to the Notes, the Indenture Trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the Notes, if the Indenture Trustee reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities which might be incurred by it in complying with such request. Subject to the provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding or any remedy available to the Indenture Trustee, and the holders of a majority in principal amount of the Notes then outstanding may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes. No holder of a Note will have the right to institute any proceeding with respect to the Indenture, unless (i) such holder previously has given the Indenture Trustee written notice of a continuing Event of Default, (ii) the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the Indenture Trustee to institute such proceeding in its own name as Indenture Trustee, (iii) such holder or holders have offered the Indenture Trustee reasonable indemnity, (iv) the Indenture Trustee has for 60 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Indenture Trustee during the 60-day period by the holders of a majority in principal amount of the Notes. In addition, the Indenture Trustee and the Noteholders, by accepting the Notes, will covenant that they will not at any time institute against the Trust any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law. With respect to the Trust, neither the Indenture Trustee nor the Owner Trustee in its individual capacity, nor any holder of a Certificate representing an ownership interest in the Trust nor any of their respective owners, beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the Notes or for the agreements of the Trust contained in the Indenture.

CERTAIN COVENANTS

     The Indenture will provide that the Trust may not consolidate with or merge into any other entity, unless (i) the entity formed by or surviving such consolidation or merger is organized under the laws of the United States, any state or the District of Columbia, (ii) such entity expressly assumes the Trust's obligation to make due and punctual payments upon the Notes and the performance or observance of any agreement and covenant of the Trust under the Indenture, (iii) no Event of Default shall have occurred and be continuing immediately after such merger or consolidation, (iv) the Trust has been advised that the ratings of the Securities then in effect would not be reduced or withdrawn by any Rating Agency as a result of such merger or consolidation and (v) the Trust has received an opinion of counsel to the effect that such consolidation or merger would have no material adverse tax consequence to the Trust or to any Noteholder or Certificateholder. The Trust will not, among other things, (i) except as expressly permitted by the Indenture, sell, transfer, exchange or otherwise dispose of any of the assets of the Trust, (ii) claim any credit on or make any deduction from the principal and interest payable in respect of the Notes (other than amounts withheld under the Code or applicable state law) or assert any claim against any present or former holder of Notes because of the payment of taxes levied or assessed upon the Trust, (iii) dissolve or liquidate in whole or in part,
(iv) permit the validity or effectiveness of the Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the Notes under the Indenture except as may be expressly permitted thereby or (v) permit any lien, charge excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Trust or any part thereof, or any interest therein or the proceeds thereof. The Trust may not engage in any activity other than as specified under "The Trust" herein. The Trust will not incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the Notes and the Indenture.

ANNUAL COMPLIANCE STATEMENT

     The Trust will be required to file annually with the Indenture Trustee a written statement as to the fulfillment of its obligations under the Indenture.

INDENTURE TRUSTEE'S ANNUAL REPORT

     The  Indenture  Trustee will  be  required  to  mail each  year  to  all
Noteholders a report relating to any change in its eligibility and qualification to continue as Indenture Trustee under the Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of any indebtedness owing by the Trust to the Indenture Trustee in its individual capacity, any change in the property and funds physically held by the Indenture Trustee as such and any action taken by it that materially affects the Notes and that has not been previously reported, but if no such changes have occurred, then no report shall be required.

SATISFACTION AND DISCHARGE OF INDENTURE

     The Indenture will be discharged with respect to the collateral securing the Notes upon the delivery to the Indenture Trustee for cancellation of all the Notes or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all the Notes.

MODIFICATION OF INDENTURE

     With the consent of the holders of a majority in principal amount of the Notes then outstanding, the Trust and the Indenture Trustee may execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the Indenture, or modify (except as provided below) in any manner the rights of the Noteholders. Without the consent of the holder of each outstanding Note affected thereby, however, no supplemental indenture will: (i) change the due date of any installment of principal of or interest on any Note or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where or the coin or currency in which any Note or any interest thereon is payable; (ii) impair the right to institute suit for the enforcement of certain provisions of the Indenture regarding payment; (iii) reduce the percentage of the aggregate amount of the outstanding Notes, the consent of the holders of which is required for any supplemental indenture or the consent of the holders of which is required for any waiver of compliance with certain provisions of the Indenture or of certain defaults thereunder and their consequences as provided for in the Indenture; (iv) modify or alter the provisions of the Indenture regarding the voting of Notes held by the Trust, the Depositor or an affiliate of any of them; (v) decrease the percentage of the aggregate principal amount of Notes required to amend the sections of the Indenture which specify the applicable percentage of aggregate principal amount of the Notes necessary to amend the Indenture or certain other related agreements; or (vi) permit the creation of any lien ranking prior to or on a parity with the lien of the Indenture with respect to any of the collateral for the Notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the Indenture on any such collateral or deprive the holder of any Note of the security afforded by the lien of the Indenture. The Trust and the Indenture Trustee may also enter into supplemental indentures, without obtaining the consent of the Noteholders, for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Noteholders; provided that such action will not materially and adversely affect the interest of any Noteholder.

VOTING RIGHTS

     At all times, the voting rights of Noteholders under the Indenture will be allocated among the Notes pro rata in accordance with their outstanding principal balances.

CERTAIN MATTERS REGARDING THE INDENTURE TRUSTEE AND THE DEPOSITOR

     Neither the Depositor, the Indenture Trustee nor any director, officer or employee of the Depositor or the Indenture Trustee will be under any liability to the Trust or the related Noteholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Indenture or for errors in judgment; provided, however, that none of the Indenture Trustee, the Depositor and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Indenture. Subject to certain limitations set forth in the Indenture, the Indenture Trustee and any director, officer, employee or agent of the Indenture Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Indenture other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under such Indenture or by reason of reckless disregard of its obligations and duties under the Indenture. Any such indemnification by the Trust will reduce the amount distributable to the Noteholders. All persons into which the Indenture Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Indenture Trustee under each Indenture.


                             THE TRUST AGREEMENT

     The following summary describes certain terms of the Trust Agreement. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Trust Agreement. Whenever particular sections or defined terms of the Trust Agreement are referred to, such sections or defined terms are thereby incorporated herein by reference. See "DESCRIPTION OF THE SECURITIES" herein for a summary of certain additional terms of the Trust Agreement.

REPORTS TO HOLDERS

     Concurrently with each distribution to the Holders of the Certificates, the Servicer will forward to the Owner Trustee for mailing to such Holder a statement setting forth other items:

            (i) the amount of interest included in such distribution and the related Certificate Rate;

           (ii) the amount, if any, of overdue accrued interest included in such distribution (and the amount of interest thereon);

          (iii) the amount, if any, of the remaining overdue accrued interest after giving effect to such distribution;

           (iv)  the   amount,  if  any,   of  principal  included   in  such
     distribution;

            (v) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such distribution;

           (vi)  the  amount,   if  any,   of   the  aggregate   unreimbursed
     Liquidation Loss Amounts after giving effect to such distribution;

          (vii)  the Servicing Fee for such Distribution Date;

         (viii)  the Pool Balance  as of the end of  the preceding Collection
     Period;

           (ix) the number and aggregate Principal Balances of the Mortgage Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Collection Period; and

            (x) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure.

     In the case of information furnished pursuant to clauses (iii), (iv) and
(v) above, the amounts shall be expressed as a dollar amount per Security with a $1,000 denomination.

     Within 60 days after the end of each calendar year, the Servicer will be required to forward to the Owner Trustee a statement containing the information set forth in clauses (iii) and (viii) above aggregated for such calendar year.

AMENDMENT

     The Trust Agreement may be amended by the Depositor and the Owner Trustee, without consent of the Holders, to cure any ambiguity, to correct or supplement any provision or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions thereof or of modifying in any manner the rights of such Holders; provided, however, that such action will not, as evidenced by an opinion of counsel satisfactory to the Owner Trustee, adversely affect in any material respect the interests of any Holders. The Trust Agreement may also be amended by the Depositor and the Owner Trustee with the consent of the holders of Certificates evidencing at least a majority in principal amount of then outstanding Certificates and Holders owning Voting Interests (as herein defined) aggregating not less than a majority of the aggregate Voting Interests for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Trust Agreement or modifying in any manner the rights of the Holders.

INSOLVENCY EVENT

     "Insolvency Event" means, with respect to any Person, any of the following events or actions; certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings with respect to such Person and certain actions by such Person indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations. Upon termination of the Trust, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Collection Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds from any such sale, disposition or liquidation of the Mortgage Loans will be treated as collections on the Mortgage Loans and deposited in the Collection Account. The Trust Agreement will provide that the Owner Trustee does not have the power to commence a voluntary proceeding in bankruptcy with respect to the Trust without the unanimous prior approval of all Holders (including the Depositor) of the Trust and the delivery to the Owner Trustee by each Holder (including the Depositor) of a certificate certifying that the Holder reasonably believes that the Trust is insolvent.

LIABILITY OF THE DEPOSITOR

     Under the Trust Agreement, the Depositor will agree to be liable directly to an injured party for the entire amount of any losses, claims, damages or liabilities (other than those incurred by a Noteholder or a Holder in the capacity of an investor with respect to the Trust) arising out of or based on the arrangement created by the Trust Agreement.

VOTING INTERESTS

     As of any date, the aggregate principal balance of all Certificates outstanding will constitute the voting interest of the Issuer (the "Voting Interests"), except that, for purposes of determining Voting Interests, Certificates owned by the Issuer or its affiliates (other than the Depositor) will be disregarded and deemed not to be outstanding, and except that, in determining whether the Owner Trustee is protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee knows to be so owned will be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Owner Trustee the pledgor's right so to act with respect to such Certificates and that the pledgee is not the Issuer or its affiliates.

CERTAIN MATTERS REGARDING THE OWNER TRUSTEE AND THE DEPOSITOR

     Neither the Depositor, the Owner Trustee nor any director, officer or employee of the Depositor or the Owner Trustee will be under any liability to the Trust or the related Holders for any action taken or for refraining from the taking of any action in good faith pursuant to the Trust Agreement or for errors in judgment; provided, however, that none of the Owner Trustee, the Depositor and any director, officer or employee thereof will be protected against any liability which would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under the Trust Agreement. Subject to certain limitations set forth in the Trust Agreement, the Owner Trustee and any director, officer, employee or agent of the Owner Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense incurred in connection with investigating, preparing to defend or defending any legal action, commenced or threatened, relating to the Trust Agreement other than any loss, liability or expense incurred by reason of willful malfeasance, bad faith or gross negligence in the performance of its duties under such Trust Agreement or by reason of reckless disregard of its obligations and duties under the Trust Agreement. Any such indemnification by the Trust will reduce the amount distributable to the Holders. All persons into which the Owner Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Owner Trustee under each Trust Agreement.


                           ADMINISTRATION AGREEMENT

     The _________________, in its capacity as Administrator, will enter into the Administration Agreement with the Trust and the Owner Trustee pursuant to which the Administrator will agree, to the extent provided in such Administration Agreement, to provide notices and perform other administrative obligations required by the Indenture and the Trust Agreement.


                            THE INDENTURE TRUSTEE

     (   ) is the Indenture Trustee under the Indenture.  The mailing address
of the Indenture Trustee is (   ), Attention: Corporate Trust Department.


                              THE OWNER TRUSTEE

     (   ) is  the  Owner Trustee  under the  Trust Agreement.   The  mailing
address  of  the  Owner   Trustee  is  (    ),  Attention:   Corporate  Trust
Administration.


                               USE OF PROCEEDS

     The net proceeds from the sale of the Securities will be applied by the Depositor towards the purchase price of the Mortgage Loans.


                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     On January 27, 1994, the Internal Revenue Service issued final regulations ("final OID regulations") relating to original issue discount ("OID"). The discussion under "Certain Federal Income Tax Consequences-- Taxation of Debt Securities" in the Prospectus applies with respect to the final OID regulations.

     Prospective purchasers should see "CERTAIN FEDERAL INCOME TAX CONSEQUENCES" in the Prospectus for a discussion of the application of certain federal income and state tax laws to the Trust Fund and the Securities.


                            STATE TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "Certain Federal Income Tax Consequences" herein, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Securities offered hereunder. State income tax law may differ substantially from the corresponding federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors should consult their own tax advisors with respect to the various tax consequences of investments in the Securities offered hereunder.


                             ERISA CONSIDERATIONS

GENERAL

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code impose certain restrictions on employee benefit plans subject to ERISA or plans or arrangements subject to
Section 4975 of the Code ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under section 401(a) of the Code and exempt from taxation under section 501(a) of the Code is subject to the prohibited transaction rules set forth in section 503 of the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Securities should consult with its counsel with respect to the potential consequences under ERISA, and the Code, of the Plan's acquisition and ownership of the Securities. See "ERISA CONSIDERATIONS" in the Prospectus. Investments by Plans are also subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

PROHIBITED TRANSACTIONS

GENERAL

     Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions (including loans) involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction. Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

PLAN ASSET REGULATION

     The United States Department of Labor ("Labor") has issued final regulations concerning the definition of what constitutes the assets of a Plan for purposes of ERISA and the prohibited transaction provisions of the Code (the "Plan Asset Regulation"). The Plan Asset Regulation describes the circumstances under which the assets of an entity in which a Plan invests will be considered to be "plan assets" such that any person who exercises control over such assets would be subject to ERISA's fiduciary standards. Under the Plan Asset Regulation, generally when a Plan invests in another entity, the Plan's assets do not include, solely by reason of such investment, any of the underlying assets of the entity. However, the Plan Asset Regulation provides that, if a Plan acquires an "equity interest" in an entity that is neither a "publicly-offered security" (as defined therein) nor a security issued by an investment company registered under the Investment Company Act of 1940, the assets of the entity will be treated as assets of the Plan investor unless certain exceptions apply. If the (Notes/Certificates) were deemed to be equity interests and no statutory, regulatory or administrative exemption applies, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes. Such plan assets would include an undivided interest in any assets held by the Trust. In such an event, the Trustee and other persons, in providing services with respect to the Trust's assets, may be parties in interest with respect to such Plans, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA, and Section 4975 of the Code with respect to transactions involving the Trust's assets. (Under the Plan Asset Regulation, the term "equity interest" is defined as any interest in an entity other than an instrument that is treated as indebtedness under "applicable local law" and which has no "substantial equity features." Although the Plan Assets Regulation is silent with respect to the question of which law constitutes "applicable local law" for this purpose, Labor has stated that these determinations should be made under the state law governing interpretation of the instrument in question. In the preamble to the Plan Assets Regulation, Labor declined to provide a precise definition of what features are equity features or the circumstances under which such features would be considered "substantial," noting that the question of whether a plan's interest has substantial equity features is an inherently factual one, but that in making a determination it would be appropriate to take into account whether the equity features are such that a Plan's investment would be a practical vehicle for the indirect provision of investment management services. Brown & Wood ("ERISA Counsel") has rendered its opinion that the Notes will be classified as indebtedness without substantial equity features for ERISA purposes. ERISA Counsel's opinion is based upon the terms of the Notes, the opinion of Tax Counsel that the Notes will be classified as debt instruments for federal income tax purposes and the ratings which have been assigned to the Notes. However, if contrary to ERISA Counsel's opinion the Notes are deemed to be equity interests in the Trust and no statutory, regulatory or administrative exemption applies, the Trust could be considered to hold plan assets by reason of a Plan's investment in the Notes.)

THE UNDERWRITER'S EXEMPTION

     Labor has granted to Greenwich Capital Markets, Inc. (the "Underwriter") an administrative exemption (Prohibited Transaction Exemption 90-59 (the "Exemption")) which exempts from the application of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code transactions relating to: (i) the acquisition, sale and holding by Plans of certificates representing an undivided interest in certain asset backed pass-through trusts with respect to which the Underwriter or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (ii) the servicing, operation and management of such asset backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the (Notes/Certificates) by a Plan provided that certain conditions (some of which are described below) are met.

     Among the conditions that must be satisfied for the Exemption to apply are the following:

          (1) the acquisition of the (Notes/Certificates) by a Plan is on terms (including the price for the (Notes/Certificates)) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party;

          (2) the rights and interest evidenced by the (Notes/Certificates) acquired by the Plan are not subordinated to the rights and interests evidenced by other (Notes/Certificates) of the trust;

          (3) the (Notes/Certificates) acquired by the Plan have received a rating at the time of such acquisition that is one of the three highest generic rating categories from either Standard & Poor's Corporation, Moody's Investors Service, Inc, Duff & Phelps Inc. or Fitch Investors Service, Inc.;

          (4) the trustee must not be an affiliate of the Underwriter, the Trustee, any Servicer, any obligor with respect to assets held in the Trust Fund constituting more than five percent of the aggregate unamortized principal balance of the assets in the Trust;

          (5)  the  sum  of  all  payments   made  to  and  retained  by  the
     Underwriters in connection with the distribution of the (Notes/Certificates) represents not more than reasonable compensation for underwriting the (Notes/Certificates); the sum of all payments made to and retain by the Issuer pursuant to the assignment of the Mortgage Loans to the Trust Fund represents not more than the fair market value of such Mortgage Loans; the sum of all payments made to and retained by the servicer represents not more than reasonable compensation for such person's services under a pooling and servicing agreement and reimbursements of such person's reasonable expenses in connection therewith; and

          (6) the Plan investing in the (Notes/Certificates) is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

     The Underwriter believes that the Exemption will apply to the acquisition and holding of the (Notes/Certificates) by Plans and that all conditions of the Exemption other than those within the control of the investors will be met.

REVIEW BY PLAN FIDUCIARIES

     Any Plan fiduciary considering whether to purchase any (Notes/Certificates) on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any (Notes/Certificates), a fiduciary of a Plan should make its own determination as to whether the Trust, as obligor on the (Notes/Certificates), is a party in interest with respect to the Plan, the availability of the exemptive relief provided in the Plan Asset Regulations and the availability of any other prohibited transaction exemptions. Purchasers should analyze whether the decision may have an impact with respect to purchases of the (Notes/Certificates).


                       LEGAL INVESTMENT CONSIDERATIONS

     The appropriate characterization of the Securities under various legal investment restrictions, and thus the ability of investors subject to these
restrictions   to  purchase  Securities,   may  be  subject   to  significant
interpretive  uncertainties.   All investors  whose  investment authority  is
subject to legal restrictions should consult their own legal advisors to determine whether, and to what extent, the Securities will constitute legal investments for them. The Depositor makes no representation as to the proper
characterization   of  the  Securities  for  legal  investment  or  financial institution regulatory purposes, or as to the ability of particular investors to purchase Securities under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Securities) may adversely affect the liquidity of the Securities.


                                 UNDERWRITING

     Subject to the terms and conditions set forth in the Underwriting Agreement, the Depositor has agreed to sell to Greenwich Capital Markets, Inc. (the "Underwriter"), and the Underwriter has agreed to purchase from the Depositor, the Securities. The Underwriter is obligated to purchase all the Securities offered hereby if any are purchased. Distribution of the Securities will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor are expected to be $________________ from the sale of the Notes and $___________ from the sale of the Certificates, before deducting expenses payable by the Depositor of $_________. In connection with the purchase and sale of the Securities, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts, concessions or commissions.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or contribute payments the Underwriter may be required to make in respect thereof. The Depositor is an affiliate of the Underwriter. The Underwriter is an affiliate of the Depositor.


                                LEGAL MATTERS

     Certain legal matters with respect to the Securities will be passed upon for the Depositor by Brown & Wood LLP, New York, New York and for the Underwriter by Brown & Wood LLP, New York, New York.


                                   RATINGS

     It  is a condition to issuance that each  Class of the Notes be rated be
rated not lower than "_________" by (         ) and _______ by (    ).  It is
a condition to issuance that the Certificates be rated at least "___" by ( ) and "___" by ( ). A securities rating addresses the likelihood of the receipt by Certificateholders and Noteholders of distributions on the Mortgage Loans. The rating takes into consideration the structural, legal and tax aspects associated with the Certificates and Notes. The ratings on the Securities do not, however, constitute statements regarding the possibility that Certificateholders or Noteholders might realize a lower than anticipated yield. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.

     The ratings assigned by Duff & Phelps Credit Rating Co. ("D&P") to securities address the likelihood of the receipt by the holders of such securities of all distributions to which they are entitled under the transaction structure. D&P's ratings reflect its analysis of the riskiness of the mortgages and its analysis of the structure of the transaction as set forth in the operative documents. D&P's ratings do not address the effect on yield on the securities attributable to prepayments or recoveries on the underlying assets.

     The ratings assigned by Fitch Investors Service, L.P. ("Fitch") to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Fitch's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such securities, and the extent to which the payment stream on the pool is adequate to make the payments required by such securities. Fitch ratings on such securities do not, however, constitute a statement regarding frequency of prepayments of the assets.

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") to securities address the likelihood of the receipt by holders of securities of all distributions to which such holders of securities are entitled. Moody's ratings on securities do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that holders of securities might suffer a lower than anticipated yield as a result of prepayments.

     The ratings assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), to securities address the likelihood of the receipt of all distributions on the assets by the related holders of securities under the agreements pursuant to which such securities are issued. Standard & Poor's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such securities, and the extent to which the payment stream on such pool is adequate to make payments required by such securities. Standard & Poor's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related assets. The letter "r" attached to a Standard & Poor's rating highlights derivative, hybrid and certain other types of securities that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol in the rating of a class of securities should not be taken as an indication that such securities will exhibit no volatility or variability in total return.



==================================================      ======================================================
NO  DEALER,  SALESMAN OR  OTHER  PERSON  HAS  BEEN
AUTHORIZED  TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATION  NOT CONTAINED  IN THIS  PROSPECTUS
SUPPLEMENT  OR THE  PROSPECTUS  AND, IF  GIVEN  OR
MADE, SUCH INFORMATION OR REPRESENTATION MUST  NOT
BE  RELIED UPON AS  HAVING BEEN AUTHORIZED  BY THE
DEPOSITOR  OR  THE UNDERWRITER.    THIS PROSPECTUS                            $__,___,___,___
SUPPLEMENT AND THE PROSPECTUS DO NOT CONSTITUTE AN
OFFER  OF ANY SECURITIES OTHER THAN THOSE TO WHICH
THEY RELATE OR AN OFFER TO SELL, OR A SOLICITATION
OF  AN  OFFER  TO  BUY,  TO  ANY   PERSON  IN  ANY
JURISDICTION WHERE  SUCH AN OFFER  OR SOLICITATION
WOULD BE UNLAWFUL.   NEITHER THE DELIVERY  OF THIS
PROSPECTUS SUPPLEMENT  AND THE PROSPECTUS  NOR ANY
SALE    MADE    HEREUNDER    SHALL,    UNDER   ANY                     HOME EQUITY LOAN TRUST 199___
CIRCUMSTANCES,  CREATE  ANY  IMPLICATION  THAT THE                    $______ (FIXED) (FLOATING) RATE
INFORMATION CONTAINED HEREIN IS  CORRECT AS OF ANY                           ASSET BACKED NOTES
TIME SUBSEQUENT TO THEIR RESPECTIVE DATES.                            $______ (FIXED) (FLOATING) RATE
                                                                         ASSET BACKED CERTIFICATES,

               ---------------------
                 TABLE OF CONTENTS

                                              PAGE

               PROSPECTUS SUPPLEMENT

Summary....................................   S-3
Risk Factors...............................  S-11
The Trust..................................  S-12
The (Letter of Credit)(Surety Bond)                                   FINANCIAL ASSET SECURITIES CORP.
  Issuer...................................  S-13                               (DEPOSITOR)
The Home Equity Lending Program............  S-13
Servicing of the Mortgage Loans............  S-15
Description of the Mortgage Loans..........  S-16
Description of the Servicing Agreement.....  S-18                       ---------------------------
Description of the Securities..............  S-21
The Depositor..............................  S-22                          PROSPECTUS SUPPLEMENT
The Indenture..............................  S-22                              (      , 199 )
The Trust Agreement........................  S-25
Administration Agreement...................  S-27                       ---------------------------
The Indenture Trustee......................  S-28
The Owner Trustee..........................  S-28
Use of Proceeds............................  S-28
Certain Federal Income Tax Consequences....  S-28                     GREENWICH CAPITAL MARKETS, INC.
State Tax Consequences.....................  S-28
ERISA Considerations.......................  S-28
Legal Investment Considerations............  S-30
Underwriting...............................  S-31
Legal Matters..............................  S-31
Ratings....................................  S-31

                  PROSPECTUS

Prospectus Supplement or Current
  Report on Form 8-K.......................     2
Incorporation of Certain Documents by
  Reference................................     2
Available Information......................     2
Reports to Securityholders.................     3
Summary of Terms...........................     4
Risk Factors...............................    12
The Trust Fund.............................    17
Use of Proceeds............................    22
The Depositor..............................    22
Loan Program...............................    22
Description of the Securities..............    24
Credit Enhancement.........................    33
Yield and Prepayment Considerations........    38
The Agreements.............................    41
Certain Legal Aspects of the Loans.........    54
Certain Federal Income Tax
  Considerations...........................    66
State Tax Considerations...................    85
ERISA Considerations.......................    85
Legal Investment...........................    88
Method of Distribution.....................    89
Legal Matters..............................    90
Financial Information......................    90
Rating.....................................    90
=================================================       ======================================================





   Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.



                 SUBJECT TO COMPLETION, DATED JANUARY 12, 1997

PROSPECTUS SUPPLEMENT
(To Prospectus dated ___________, 1997)

         HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 199__-__

                       FINANCIAL ASSET SECURITIES CORP.
                                  DEPOSITOR

                        ( __________________________ )
                           TRANSFEROR AND SERVICER

     The Home Equity Loan Asset Backed Certificates, Series 199__-__ (the "Certificates") will evidence in the aggregate the entire beneficial interest in the Home Equity Loan Trust 199__-__ (the "Trust") to be formed pursuant to a Pooling and Servicing Agreement among Financial Asset Securities Corp., as
Depositor, (                             ), as Transferor and Servicer, and
            -----------------------------
(                    ), as Trustee.   The property of the  Trust will include
 --------------------
(i) certain home equity revolving credit line loans (the "Mortgage Loans") secured by (first or)(second) (deeds of trust) (mortgages) on residential properties that are primarily one- to four-family properties, the collections in respect of such Mortgage Loans, and certain other property relating to such Mortgage Loans(, including the benefit of a (Letter of Credit) (Surety
Bond) as described more fully herein) and (ii) certain pass-through certificates (the "Private Securities") representing fractional, undivided interests in the Mortgage Loans. The Servicer will service the Mortgage Loans, and the Transferor will own the undivided interest in the Trust not represented by the Certificates.

     All of the Mortgage Loans will be acquired by Financial Asset Securities
Corp. (the "Depositor") from (                    ).  The aggregate undivided
interest in the Trust represented by the Certificates will initially be equal to $__________, which as of ______, 199_ (the "Cut-Off Date") is approximately ___%  of the  outstanding Principal  Balances  of the  Mortgage
Loans.

     Distributions of principal and interest on the Certificates will be made on the ____ day of each month or, if such date is not a Business Day, on the succeeding Business Day (each, a "Distribution Date"), commencing _____________. On each Distribution Date holders of the Certificates will be entitled to receive, from and to the limited extent of funds available in the Distribution Account (as defined herein), distributions with respect to interest and principal calculated as set forth herein. The Certificates are not guaranteed by the Depositor, the Trustee, the Transferor, the Servicer or any affiliate thereof.

     There is currently no market for the Certificates offered hereby and there can be no assurance that such a market will develop or if it does develop that it will continue. See "RISK FACTORS" herein.

     FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE THE INFORMATION UNDER "RISK FACTORS" ON PAGE S-10 AND IN THE PROSPECTUS ON PAGE 11.
                               ----------------

THE CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE SERVICER, THE TRANSFEROR, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT AS SET FORTH HEREIN. NEITHER THE CERTIFICATES NOR THE MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                      Price to         Underwriting     Proceeds to
                                                      Public(1)         Discount(2)  the Depositor(3)
Per Certificate . . . . . . . . . . . . . . .
Total . . . . . . . . . . . . . . . . . . . .


(1) Plus accrued interest, if any, from _____________________.
(2) The Depositor has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(3) Before deducting expenses, estimated to be $___________.

                              ------------------
The Certificates are offered subject to receipt and acceptance by the Underwriter, to prior sale and to the Underwriter's right to reject any order in whole or in part and to withdraw, cancel or modify the offer without notice. It is expected that delivery of the Certificates will be made in book-entry form through the facilities of The Depository Trust Company,( Cedel Bank, soci t anonyme, and the Euroclear System) on or about ____________, 199__. The Certificates will be offered in (Europe) and the United States of America.

                              -----------------
                              GREENWICH CAPITAL
                                MARKETS, INC.

____________, 1997

                        ------------------------------

Certain persons participating in this offering may engage in transactions that stabilize, maintain, or otherwise affect the price of the Certificates. Such transactions may include stabilizing and the purchase of Offered Certificates to cover syndicate short positions. For a description of these activities, see "UNDERWRITING" herein.

THE CERTIFICATES WILL CONSTITUTE A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE DEPOSITOR PURSUANT TO ITS PROSPECTUS DATED (_________, 199__), OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION
REGARDING THIS OFFERING WHICH IS NOT CONTAINED HEREIN, AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL.




                                   SUMMARY

The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Certain capitalized terms used in the Summary are defined elsewhere in the Prospectus Supplement or in the Prospectus. Reference is made to the Index of Defined Terms herein and the Index of Defined Terms in the Prospectus for the definitions of certain capitalized terms.

Trust Home Equity Loan Trust 199__-__ (the "Trust") will be formed pursuant to a pooling and servicing agreement (the "Agreement") to be dated as of _______, 199__ (the "Cut-Off Date") among Financial Asset Securities Corp., as depositor (the "Depositor"),
                              (                       ), as transferor and
                               -----------------------
                              Servicer (together with any successor in such capacity, the "Transferor" and "Servicer",
                              respectively), and (                   ), as
                                                  -------------------
                              trustee (the "Trustee"). The property of the Trust will include: a pool of (adjustable-) (fixed-) rate home equity loan revolving credit line loans made or to be made in the future (the "Mortgage Loans"), under certain home equity revolving credit line loan agreements (the "Credit Line Agreements") and secured by (first)(second) (deeds of trust) (mortgages) on residential properties that are primarily one- to four-family properties (the "Mortgaged Properties"); the collections in respect of the Mortgage Loans received after the Cut-Off Date; property that secured a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure; (a surety bond or letter of credit); certain pass-through certificates (the "Private Securities") representing fractional, undivided interests in Mortgage Loans; an assignment of the Depositor's rights under the Purchase Agreement; rights under certain hazard insurance policies covering the Mortgaged Properties; and certain other property, as described more fully herein.

                              The Trust will include the unpaid principal balance of each Mortgage Loan as of the Cut-Off Date (the "Cut-Off Date Principal Balance") plus any additions thereto as a result of new advances made pursuant to the applicable Credit Line Agreement (the "Additional Balances") during the life of the Trust. With respect to any date, the "Pool Balance" will be equal to the aggregate of the Principal Balances of all Mortgage Loans as of such date. The "Principal Balance" of a Loan (other than a Liquidated
                              Loan) on any day is equal to its Cut-Off Date Principal Balance, plus (i) any Additional Balances in respect of such Mortgage Loan, minus (ii) all collections credited against the Principal Balance of such Mortgage Loan in accordance with the related Credit Line Agreement prior to such day. The Principal Balance of a Liquidated Loan after the final recovery of related Liquidation Proceeds shall be zero.

Securities Offered            The Home Equity Loan Asset-Backed Certificates,
                              Series    199__-__    offered    hereby    (the
                              "Certificates") represent the  right to receive
                              payments  of  interest at  the  (variable) rate
                              described  below   (the  "Certificate   Rate"),
                              payable monthly, and payments of principal with
                              respect  to  the  Mortgage  Loans, the  Private
                              Securities or, in  certain circumstances, draws
                              on  the (Letter of Credit) (Surety Bond) to the
                              extent provided below.  The aggregate undivided
                              interest (the "Investor Interest") in the Trust
                              represented  by  the  Certificates  as  of  the
                              Cut-Off   Date   will  equal   $__________   of
                              principal (the  "Original Principal  Balance"),
                              which  represents  approximately  ___%  of  the
                              aggregate Cut-Off Date Principal Balance, which
                              will  decline  as  principal  is  paid  to  the
                              Certificateholders   during  the   Amortization
                              Period,  except as  otherwise provided  herein.
                              The   Transferor   will  hold   the   remaining
                              undivided interest (the  "Transferor Interest")
                              in   the   Trust   not   represented   by   the
                              Certificates.   The Transferor as  of any  date
                              shall be the holder of the  Transferor Interest
                              which  initially will  be the  Depositor.   The
                              Depositor  intends  to  convey  the  Transferor
                              Interest to (        ) on  or about the Closing
                              Date.  The Certificates will be issued pursuant
                              to  the Agreement.  The principal amount of the
                              outstanding   Certificates    (the   "Principal
                              Balance")  on any date is equal to the Original
                              Principal  Balance   minus  the   aggregate  of
                              amounts  actually distributed  as principal  to
                              the  Certificateholders.   See "DESCRIPTION  OF
                              THE CERTIFICATES" herein.

The Mortgage Loans            The    Mortgage    Loans   are    secured    by
                              (first)(second) deeds of trust or mortgages  on
                              Mortgaged Properties.   The Mortgage Loans were
                              originated  by (   )  and  on or  prior to  the
                              Closing Date, the Transferor will sell the Mortgage Loans to the Depositor pursuant to a purchase agreement (the "Purchase Agreement").
                              The aggregate Cut-Off Date Principal Balance of the Mortgage Loans is $___________ (the "Cut-
                              Off Date Pool Balance").

                              The combined loan-to-value ratio of each Mortgage Loan, computed using the maximum amount the borrower was permitted to draw down under the related Credit Line Agreement (the "Credit Limit") and taking into account the amounts of any related senior mortgage loans (the "Combined Loan-to-Value Ratio") did not exceed __% as of the Cut-Off Date. The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was ____% as of the Cut-Off Date. See "THE HOME EQUITY LENDING PROGRAM--Underwriting Procedures Relating to the Mortgage Loans" herein.

                              Interest on each Mortgage Loan is payable monthly and computed on the related average daily outstanding Principal Balance for each billing cycle at a variable rate per annum (the "Loan Rate") equal at any time (subject to minimum and maximum rates, as described herein under "THE HOME EQUITY LENDING PROGRAM-- Mortgage Loan Terms," and further subject to applicable usury limitations) to the sum of (i) (the prime rate published in the "Money Rates" section of The Wall Street Journal generally on the Monday of the week in which such Loan Rate adjusts (or, if no rate is published on such day, then on the next succeeding calendar day on which a prime rate is published), rounded to the nearest 1/8 of 1 percent) ( ) and (ii) a margin generally within the range of ___% to ___%. The Loan Rate is subject to adjustment (
                                  ).  With  respect to each Mortgage  Loan, a
                              "billing cycle" is the calendar month preceding a Due Date. Interest accrued at such rate will be due on the Due Date in the month following the close of the billing cycle. (As to each Mortgage Loan, the Due Date is the ____ day of the month.) The Cut-Off Date Principal Balances ranged from zero to $_______ and averaged $_______. Credit Limits under the Mortgage Loans as of the Cut-Off ranged from approximately $_____ to $______ and averaged $______. Each Mortgage Loan was originated in the period from _______ to _________, and, as of the Cut-Off Date, the weighted average Credit Limit Utilization Rate (as defined herein) was approximately ___%. See "THE HOME EQUITY LENDING PROGRAM" and "DESCRIPTION OF THE MORTGAGE LOANS" herein.

                              During the term of the Trust, all Additional Balances will be property of the Trust. The aggregate amount of the loan balances at any time (the "Pool Balance") will fluctuate from day to day because the amount of draws by borrowers and the amount of principal payments will usually differ on each day. Because the Transferor Interest represents the interest in the Trust not represented by the Certificates, the amount of the Transferor Interest will fluctuate from day to day as draws are made and principal is paid under the Mortgage Loans.

                              The Loan Balance of a Mortgage Loan (other than a Liquidated Mortgage Loan) on any day is equal to its principal balance on the Cut-Off Date, plus (i) any Additional Balances in respect of such Mortgage Loan, minus (ii) all collections credited against the principal balance of such Mortgage Loan in accordance with the related Loan Agreement prior to such day.

                              The aggregate undivided interest in the Loan Balances in the Trust evidenced by the
                              Certificates will never exceed the Security Principal Balance regardless of the amount of the Pool Balance at any time.

                              The principal amount of the outstanding Certificates (the "Security Principal Balance") on any date is equal to the principal balance of the Certificates on the Closing Date minus the aggregate of amounts actually distributed as principal to the Certificateholders.

Private Securities            The   Private   Securities   are   pass-through
                              certificates representing  beneficial interests
                              in Mortgage  Loans.   (The individual  Mortgage
                              Loans  underlying  the Private  Securities  are
                              insured or guaranteed by  the United States  or
                              an  agency  or  instrumentality  thereof.   The
                              Private  Securities   themselves  are   not  so
                              insured  or  guaranteed.)     Payments  on  the
                              Private Securities will be distributed directly to the Trustee as the registered owner of such Private Securities.

Collections                   All  collections on the  Mortgage Loans and the
                              Private  Securities will  be  allocated by  the
                              Servicer in accordance with the Loan Agreements
                              between   amounts  collected   in  respect   of
                              interest ("Interest  Collections") and  amounts
                              collected in  respect of  principal ("Principal
                              Collections"  and  collectively  with  Interest
                              Collections, the "Collections").   The Servicer
                              will     generally     deposit      Collections
                              distributable to  the  Holders  in  an  account
                              established for  such purpose under  the Agree-
                              ment (the "Collection Account").  See "DESCRIP-
                              TION OF THE  CERTIFICATES--Payments on Mortgage
                              Loans;  Deposits  to   Collection  Account  and
                              Distribution   Account"    herein   and    "THE
                              AGREEMENTS--Payments  on  Loans;   Deposits  to
                              Security     Accounts"    and     "--Collection
                              Procedures" in the Prospectus.

Denominations                 The Certificates  will be offered  for purchase
                              in   denominations  of   $(___)  and   integral
                              multiples thereof.   The interest in  the Trust
                              evidenced  by  a Certificate  (the  "Percentage
                              Interest") will be equal to the percentage derived by dividing the denomination of such Certificate by the Original Security Principal
                              Balance.

Registration of Certificates  The  Certificates will  initially be  issued in book-entry form. Persons acquiring beneficial ownership interests in the Certificates ("Certificate Owners") will hold such interests through The Depository Trust Company ("DTC"), in the United States, or Cedel Bank, soci t anonyme, ("CEDEL") or the Euroclear System
                              ("Euroclear"), in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system. So long as the Certificates are Book-Entry Certificates (as defined herein), such Certificates will be evidenced by one or more Certificates registered in the name of Cede & Co. ("Cede"), as the nominee of DTC or one of the relevant depositaries (collectively, the
                              "European    Depositaries").       Cross-market
                              transfers between persons holding directly or indirectly through DTC, on the one hand, and counterparties holding directly or indirectly through CEDEL or Euroclear, on the other, will be effected in DTC through Citibank, N.A. ("Citibank") or Morgan Guaranty Trust Company of New York ("Morgan"), the relevant depositaries of CEDEL or Euroclear, respectively, and each a participating member
                              of    DTC.        The   interests    of    such
                              Certificateholders will be represented by book-entries on the records of DTC and participating members thereof. No Certificate Owner will be entitled to receive a definitive certificate representing such person's interest, except in the event that Definitive Certificates (as defined herein) are issued under the limited circumstances described herein. All references in this Prospectus Supplement to any Certificates reflect the rights of Certificate Owners only as such rights may be exercised through DTC and its participating organizations for so long as such Certificates are held by DTC. See "RISK FACTORS--Book-Entry Certificates", "DESCRIPTION
                              OF THE CERTIFICATES--Book-Entry Certificates" and "ANNEX I" hereto.

Depositor                     The Depositor of (the  Mortgage Loans) (and the
                              Private  Securities)  will be  Financial  Asset
                              Securities   Corp.   The   principal  executive
                              offices  of the  Depositor are  located at  600
                              Steamboat  Road,  Greenwich,  Connecticut 06830
                              (telephone   (203)   625-2700).      See   "THE
                              DEPOSITOR" in the Prospectus.

Servicer                      The  Servicer  of  the Mortgage  Loans  and the
                              Private  Securities will be  (           ) (the
                              "Servicer"). The principal executive offices of the Servicer are located ____________ (telephone (___) _______). See "SERVICING OF THE MORTGAGE LOANS" herein.

Certificate Rate              The  "Certificate   Rate"  applicable   to  any
                              Distribution Date will generally equal the  sum
                              of ((a)  the London Interbank offered  rate for
                              one-month    Eurodollar    deposits   ("LIBOR")
                              appearing on the Telerate  Screen Page 3750, as
                              of  the second  LIBOR Business Day  (as defined
                              herein) prior to  the first day of  the related
                              Interest Period  (or as  of two LIBOR  Business
                              Days prior to the Closing Date, in  the case of
                              the  first  Interest  Period)  and (b)  ____%).
                              Notwithstanding the foregoing, in no event will
                              the   amount  of   interest   required  to   be
                              distributed in respect  of the Certificates  on
                              any Distribution Date  exceed a  rate equal  to
                              (____________________).      Interest   on  the
                              Certificates will accrue as described below.

Interest Interest will be distributed monthly on the __ day of each month or, if such day is not a business day, on the next succeeding business day (each, a "Distribution Date"), commencing on _______, at the Certificate Rate for the related Interest Accrual Period (as defined below). The Certificate Rate for a Distribution Date will equal (the arithmetic mean of London Interbank offered quotations for one-month United States deposits ("LIBOR") determined as specified herein, as of the second LIBOR Business Day prior to the immediately preceding Distribution Date (or as of ___________, 199_, in the case of the first Distribution Date) plus ( ) of 1%, subject to a maximum rate described under "DESCRIPTION OF THE CERTIFICATES--Distributions on the Certificates" herein) (___% per annum). Interest on the Certificates in respect of any Distribution Date will accrue from the preceding Distribution Date (or in the case of the first Distribution Date, from the date of the initial issuance of the Certificates (the "Closing Date") through the day preceding such Distribution Date (each such period, an "Interest Accrual Period") on the basis of the (actual number of days in the Interest Period and a 360-day year). Interest payments will be funded from the portion of the Interest Collections collected during the immediately preceding calendar month (or, in the case of the initial Distribution Date, the period from _____, 199_ through the last day of the calendar month immediately preceding such Distribution Date) (the "Collection Period") allocable to the Investor Interest( and, if necessary, from draws on the (Letter of Credit) (Surety Bond)). See "DESCRIPTION OF THE CERTIFICATES" herein and "RISK FACTORS--Credit Enhancement" and "CREDIT ENHANCEMENT" in the Prospectus.

Revolving Period              In  order to  maintain  the Security  Principal
                              Balance at  $_______(except in  certain limited
                              circumstances)  for a  period of  approximately
                              ______months from the first day of the month in
                              which the  Certificates are issued or  for such
                              shorter   period  as   may   result  from   the
                              occurrence of  an Early Amortization  Event, as
                              described  herein  (the   "Revolving  Period"),
                              Principal Collections allocable to the Investor
                              Interest will be paid  to the Transferor rather
                              than   the  Certificateholders   so  that   the
                              Certificateholders maintain  the same  Investor
                              Interest   in  the   Trust.     Unless  earlier
                              terminated  by  the  occurrence   of  an  Early
                              Amortization Event,  the Revolving  Period will
                              end  on  _______.    See  "DESCRIPTION  OF  THE
                              CERTIFICATES" herein.

Principal Payments;
  Amortization Period         Unless an Early  Amortization Event shall  have
                              earlier occurred,  during the  period beginning
                              _____________  and  ending  when  the  Security
                              Principal  Balance has been  reduced to zero or
                              when  the   Trust  otherwise   terminates  (the
                              "Amortization  Period"), Principal  Collections
                              allocated  to  the  Investor  Interest will  no
                              longer  be paid  to the Transferor  but instead
                              will    be   distributed    monthly   to    the
                              Certificateholders as  provided herein  on each
                              Distribution    Date    beginning    with   the
                              Distribution  Date in  the month  following the
                              month   in   which  the   Amortization   Period
                              commences.       See   "DESCRIPTION    OF   THE
                              CERTIFICATES--Early Amortization Events" herein
                              for a discussion of the events which might lead
                              to the  early commencement of  the Amortization
                              Period.   During  the Amortization  Period, the
                              amount  of Principal  Collections allocable  to
                              the   Investor    Interest   (the    "Principal
                              Allocation")  will  equal   the  ratio  of  the
                              Security Principal Balance to the Pool Balance,
                              in each case as  of the end of the last  day of
                              the Revolving Period (the "Investor Percentage"
                              for such  period) multiplied  by the  Principal
                              Collections   received   during   the   related
                              Collection Period.

                              Allocations based upon the Investor Percentage during the Amortization Period may result in distributions of principal with respect to any Collection Period to Certificateholders in amounts that are greater relative to the declining balance of the Security Principal Balance than would be the case if no fixed Investor Percentage were used to determine the percentage of Principal Collections distributed in respect of the Investor Interest. See "DESCRIPTION OF THE CERTIFICATES--Payments on Mortgage Loans; Deposits to Collection Account and Distribution Account" herein.

((Letter of Credit)
  (Surety Bond)
  Issuer                      _________________  (the  "(Letter   of  Credit)
                              (Surety Bond)  Issuer").   See "THE  (LETTER OF
                              CREDIT) (SURETY BOND) ISSUER" herein.)

((Letter of Credit)
  (Surety Bond)               On the  Closing  Date, the  (Letter of  Credit)
                              (Surety Bond)  Issuer will  issue a  (letter of
                              credit) (surety bond)  (the "(Letter of Credit)
                              (Surety  Bond)") in  favor  of  the Trustee  on
                              behalf of the Trust.  In the event that, on any
                              Distribution Date, available amounts on deposit
                              in the Collection Account  with respect to  the
                              preceding Collection Period are insufficient to
                              provide for the payment  of the amount required
                              to be distributed to the Certificateholders and
                              the  Servicer on  such  Distribution Date,  the
                              Trustee will  draw on  the  (Letter of  Credit)
                              (Surety  Bond), to the extent of the (Letter of
                              Credit)   (Surety   Bond)   Amount   for   such
                              Distribution  Date, in an  amount equal to such
                              deficiency.      See    "DESCRIPTION   OF   THE
                              CERTIFICATES--The  (Letter  of  Credit) (Surety
                              Bond) and "--Distributions on the Certificates"
                              herein   and   "CREDIT  ENHANCEMENT"   in   the
                              Prospectus.)

((Letter of Credit)
  (Surety Bond)
  Amount The amount available under the (Letter of Credit) (Surety Bond) (the "(Letter of Credit)
                              (Surety   Bond)   Amount")  for   the   initial
                              Distribution Date will  be $       .  For  each
                              Distribution Date thereafter, the (Letter of Credit) (Surety Bond) Amount will equal the
                              lesser  of (i)     %  of the Pool Balance as of
                              the first day of the preceding Collection Period (after giving effect to any amounts distributed with respect to principal of the
                              Mortgage   Loans  on   the  Distribution   Date
                              occurring in such preceding Collection Period) and (ii) the (Letter of Credit) (Surety Bond) Amount as of the first day of the preceding
                              Collection  Period,  minus  any  amounts  drawn
                                                   -----
                              under the (Letter of Credit) (Surety Bond) during
                              such preceding Collection Period, plus any
                                                                ----
                              amounts paid to  the (Letter  of Credit)  (Surety
                              Bond) Issuer on the Distribution Date occurring in such preceding Collection Period up to the amount of any previous draws on the (Letter of Credit) (Surety Bond).)

Record Date                   The  last  day  (of  the  month)   preceding  a
                              Distribution Date.

Servicing                     The Servicer will be responsible for servicing,
                              managing and making collections on the Mortgage
                              Loans.      The  Servicer   will   deposit  all
                              collections in  respect of  the Mortgage  Loans
                              into  the   Collection  Account   as  described
                              herein.   Not later  than the  _______ Business
                              Day  prior  to  each  Distribution  Date   (the
                              "Determination   Date"),   the   Trustee   will
                              calculate the amounts to  be paid, as described
                              herein,  to  the   Certificateholders  on  such
                              Distribution  Date.   See  "DESCRIPTION OF  THE
                              CERTIFICATES--Distributions        on       the
                              Certificates."  With respect to each Collection
                              Period, other than the first Collection Period,
                              the  Servicer  will  receive  from payments  in
                              respect of  interest on the Mortgage  Loans, on
                              behalf of itself, a portion of such payments as
                              a monthly servicing  fee (the "Servicing  Fee")
                              in   the  amount   of  ____%  per   annum  (the
                              "Servicing Fee Rate")  on the Principal Balance
                              of each Mortgage  Loan as of  the first day  of
                              each  such Collection Period as to which such a
                              payment  was made.   With respect to  the first
                              Collection  Period, the  Servicer will  receive
                              from such  collections  ______  of  the  amount
                              calculated  in  the  preceding sentence.    See
                              "DESCRIPTION  OF  THE   CERTIFICATES--Servicing
                              Compensation and  Payment of  Expenses" herein.
                              In certain limited  circumstances, the Servicer
                              may resign or be removed, in which event either
                              the Trustee  or a third-party  servicer will be
                              appointed  as   a  successor  Servicer.     See
                              "DESCRIPTION   OF   THE   CERTIFICATES--Certain
                              Matters Regarding the Servicer" herein.

Trustee                       (                                        ) (the
                              "Trustee"), will act as Trustee on behalf of the Certificateholders.

Final Payment of
  Principal;
  Termination                 The Trust  will terminate  on the  Distribution
                              Date following the earlier of (i) the reduction
                              of the  Security Principal Balance to  zero and
                              after which there  is no unreimbursed  Security
                              Principal  Balance  Loss Deduction  Amount  and
                              (ii)  the final payment or other liquidation of
                              the last Mortgage Loan and  Private Security in
                              the  Trust.   The  Investor  Interest  will  be
                              subject   to   optional   retransfer   to   the
                              Transferor on any  Distribution Date after  the
                              Security  Principal Balance  is  reduced to  an
                              amount   less    than   or   equal   to       $
                              __________________  ((___)%   of  the   initial
                              Security  Principal Balance).   The  retransfer
                              price  will  be   equal  to  the  sum   of  the
                              outstanding  Security  Principal   Balance  and
                              accrued and  unpaid  interest  thereon  at  the
                              Certificate Rate through  the day preceding the
                              final Distribution Date.   See "DESCRIPTION  OF
                              THE  CERTIFICATES--Termination;  Retirement  of
                              the Certificates" herein  and "THE AGREEMENTS--
                              Terminations;  Optional  Termination"   in  the
                              Prospectus.

Mandatory Retransfer
  of Certain Mortgage
  Loans and
  Private Securities          The Depositor will make certain representations
                              and warranties in the Agreement with respect to
                              the  Mortgage Loans  and Private  Securities in
                              its capacity  as Depositor.  If  the Transferor
                              breaches  certain  of its  representations  and
                              warranties with respect to any Mortgage Loan or
                              Private  Security and  such breach,  materially
                              and adversely  affects  the  interests  of  the
                              Trust(,)  (or) the  Certificateholders (or  the
                              (Letter of Credit) (Surety Bond) Issuer) and is
                              not cured  within  the  specified  period,  the
                              Mortgage  Loan  or  Private  Security  will  be
                              removed from the Trust after the  expiration of
                              a specified period  from the date on  which the
                              Transferor becomes aware  or receives notice of
                              such  breach  and  will be  reassigned  to  the
                              Transferor.   SEE "DESCRIPTION OF  THE CERTIFI-
                              CATES--Assignment of Mortgage Loans" herein.

Certain Federal Tax
  Considerations              (Special tax  counsel to  the Transferor  is of
                              the  opinion  that,  under  existing  law,  the
                              Certificates are properly characterized as debt
                              for Federal  income tax  purposes.   Under  the
                              Agreement, the Transferor  and the Certificate-
                              holders will agree to treat the Certificates as
                              indebtedness  for  Federal,   state  and  local
                              income  and  franchise   tax  purposes.     See
                              "CERTAIN FEDERAL INCOME  TAX CONSIDERATIONS" in
                              the  Prospectus   for  additional   information
                              concerning the application of Federal income tax laws.)

ERISA Considerations          The  acquisition of a  Certificate by a pension
                              or  other  employee  benefit  plan  (a  "Plan")
                              subject  to  the   Employee  Retirement  Income
                              Security  Act  of 1974,  as  amended ("ERISA"),
                              could,   in  some   instances,   result  in   a
                              "prohibited transaction" or  other violation of
                              the  fiduciary  responsibility   provisions  of
                              ERISA   and  Code   Section   4975.     Certain
                              exemptions  from  the   prohibited  transaction
                              rules could be applicable to the acquisition of
                              such   Certificates.     Any   Plan   fiduciary
                              considering whether to purchase any Certificate
                              on behalf  of a  Plan should  consult with  its
                              counsel  regarding  the  applicability  of  the
                              provisions of ERISA  and the Code.   See "ERISA
                              CONSIDERATIONS" herein and in the Prospectus.

Legal Investment
  Considerations              The Certificates will  not constitute "mortgage
                              related   securities"  for   purposes  of   the
                              Secondary  Mortgage Market  Enhancement Act  of
                              1984 ("SMMEA"), because  some of the  Mortgages
                              securing  the  Mortgage  Loans  are  not  first
                              mortgages.  Accordingly, many institutions with
                              legal authority to  invest in comparably  rated
                              securities based solely on first mortgages  may
                              not  be  legally authorized  to  invest  in the
                              Certificates.        See    "LEGAL   INVESTMENT
                              CONSIDERATIONS" herein and "LEGAL INVESTMENT" in the Prospectus.

Certificate Rating            It  is a  condition  to  the  issuance  of  the
                              Certificates   that  they   be  rated   in  the
                              ___________   by   at  least   two   nationally
                              recognized  statistical   rating  organizations
                              (each a "Rating Agency").  In  general, ratings
                              address  credit risk  and  do  not address  the
                              likelihood  of  prepayments.     See  "RATINGS"
                              herein   and  "RISK   FACTORS--Rating  of   the
                              Securities" in the Prospectus.




                                 RISK FACTORS

PREPAYMENT CONSIDERATIONS

     All of the Mortgage Loans may be prepaid in whole or in part at any time without penalty. Home equity loans, such as the Mortgage Loans, have been originated in significant volume only during the past few years and neither the Depositor nor the Servicer is aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional loans. The Trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing and homeowner mobility. In addition, substantially all of the Mortgage Loans contain due-on-sale provisions and the Servicer intends to enforce such provisions unless (i) such enforcement is not permitted by applicable law or (ii) the Servicer, in a manner consistent with reasonable commercial practice, permits the purchaser of the related Mortgaged Property to assume the Mortgage Loan. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF THE LOANS--`Due-on-Sale' Clauses" in the Prospectus.

(LEGAL CONSIDERATIONS

     The Mortgage Loans are secured by first and second mortgages (representing approximately ____% and ____% of the Pool Balance as of the Cut-Off Date, respectively). With respect to Mortgage Loans that are junior in priority to liens having a first priority with respect to the related Mortgaged Property ("First Liens"), the Servicer has the power under certain circumstances to consent to a new mortgage lien on such Mortgaged Property having priority over such Mortgage Loan in connection with the refinancing of such First Lien. Mortgage Loans secured by second mortgages are entitled to proceeds that remain from the sale of the related Mortgaged Property after any related senior mortgage loan and prior statutory liens have been satisfied. In the event that such proceeds are insufficient to satisfy such loans and prior liens in the aggregate, the Trust and, accordingly, the Certificateholders, bear (i) the risk of delay in distributions while a deficiency judgment against the borrower is obtained and (ii) the risk of loss if the deficiency judgment cannot be obtained or is not realized upon. See "CERTAIN LEGAL ASPECTS OF THE LOANS" in the Prospectus.

     The sale of the Mortgage Loans from the Transferor to the Depositor pursuant to the Purchase Agreement will be treated by the Transferor and the Depositor as a sale of the Mortgage Loans for all purposes other than federal, state or local income or franchise tax purposes. The Transferor will warrant that such transfer is a sale of its interest in the Mortgage Loans or a grant of a first priority perfected security interest therein. In the event of an insolvency of the Transferor, the receiver of the Transferor may attempt to recharacterize the sale of the Mortgage Loans as a borrowing by the Transferor secured by a pledge of the Mortgage Loans. If the receiver decided to challenge such transfer, delays in payments of the Certificates and possible reductions in the amount thereof could occur. The Depositor will warrant in the Agreement that the transfer of the Mortgage Loans to the Trust is a valid transfer and assignment of such interest.)

(SERVICER'S ABILITY TO CHANGE THE TERMS OF THE MORTGAGE LOANS

     The Servicer may permit an increase in the Credit Limit under a Mortgage Loan if the new Credit Limit under the Mortgage Loan, plus the outstanding principal balance of any related senior loans, does not exceed (i) __% (__% for a condominium, townhouse, duplex, or vacation condo/house), if the market value of the Mortgaged Property is $ _____ or less, or __% (__% for a condominium, townhouse, duplex, or vacation condo/house), and if the market value of the Mortgage Property exceeds $ _________, based upon an appraisal or the tax assessed value of the Mortgaged Property at the time the increase was requested. An increase in the Credit Limit under a Mortgage Loan in accordance with the previous sentence may be made without the consent of the Trustee. Additional Balances arising under a Mortgage Loan as a result of an increase in the Credit Limit will be treated the same as Additional Balances arising under a Mortgage Loan for which there has been no increase in the Credit Limit. In addition to such changes, the Servicer may agree to other changes in the terms of a Loan Agreement, provided that such changes (i) do not materially adversely affect the interest of the Certificateholders, (ii) are consistent with prudent business practice, (iii) are also being applied to the comparable segment of home equity credit lines being held for the Servicer's own account, and (iv) do not change the terms of the Mortgage Loan so as to change the terms for the amortization of principal. There can be no assurance that changes in applicable law or the marketplace for home equity loans or prudent business practice will not result in changes in the terms of the Credit Line. The Servicer may also extend the period during which draws under the Mortgage Loans may be made.)

(DELINQUENT MORTGAGE LOANS

     The Trust will include Mortgage Loans which are ___ days or fewer delinquent. As of the Cut-Off Date, the aggregate Loan Balance of such delinquent Mortgage Loans was $ ____. (In addition, the Mortgage Loans in all likelihood include obligations of borrowers who are or are about to become bankrupt or insolvent.) If there are not sufficient funds from Interest Collections allocated to the Investor Interest to cover the Liquidation Loss Amount for any Collection Period and the (Letter of Credit) (Surety Bond) Amount has been reduced to zero, the Security Principal Balance will be reduced, which (unless otherwise later reimbursed) would result in a reduction in the aggregate amount of principal returned to the Certificateholders and in the amount of Interest Collections allocable to the Investor Interest and available to provide protection against defaults in subsequent Collection Periods.)


                 (THE (LETTER OF CREDIT)(SURETY BOND) ISSUER

     The following information with respect to _________ ("_______") has been furnished by __________.

     (Description of Letter of Credit/Surety Issuer))


                       THE HOME EQUITY LENDING PROGRAM

     The information set forth below concerning (_______) and its underwriting policies has been provided by (_______). The Depositor does not make any representation as to the accuracy or completeness of such information.

GENERAL

     All of the Mortgage Loans were originated by (_____________________________), (the "Transferor" or the "Servicer") under its home equity lending program. The Transferor first offered adjustable-rate home equity revolving credit line loans ("home equity loans") in 19__. As of (_____________), (____________) owned and serviced approximately $__________ aggregate principal amount of outstanding home equity loans secured by properties located in __________ under home equity credit lines (the "Transferor Portfolio").

UNDERWRITING PROCEDURES RELATING TO THE MORTGAGE LOANS

     (Each home equity loan was originated after a review by the Transferor in accordance with its established underwriting procedures, which were intended to assess the applicant's ability to assume and repay such home equity loans and the adequacy of the real property which serves as collateral for such home equity loans. The maximum Credit Limit for a home equity loan provided by the Transferor was $__________.

     Each applicant for a home equity loan was required to complete an application which listed the applicant's assets, liabilities, income, credit and employment history and other demographic and personal information. If information in the loan application demonstrated that there was sufficient income and equity to justify making a home equity loan and the Transferor (a) received a satisfactory independent credit bureau report on the credit history of the borrower and (b) obtained, in the case of all home equity loans originated prior to __________, a drive-by appraisal of the related Mortgaged Property, or for all home equity loans originated as of __________, a satisfactory appraisal completed on forms approved by FNMA, and if such information met the Transferor's underwriting standards, the Transferor issued a commitment subject to satisfaction of certain other conditions. These conditions included: (i) obtaining and reviewing pay stubs, income tax returns or a verification of employment from the applicant's employer; (ii) obtaining and reviewing a verification of deposit; and (iii) obtaining and reviewing a verification of the loan in the first lien position when the home equity loan was to be in a second lien position.

     Appraisals of the Mortgaged Properties were performed by a qualified appraiser or an independent third-party, fee-based appraiser who had been previously approved for such assignment by the Transferor.

     It is the Transferor's policy to require a title policy insuring title mortgage in accordance with the intended lien position. Regardless of Combined Loan-to-Value Ratios, it is the Transferor's policy not to accept a position junior to any mortgage lien other than a first mortgage.

     Generally, a home equity loan needed a Combined Loan-to-Value Ratio of __% for loans for which the Transferor obtained full documentary support and
__% for loans for which limited documentary support was obtained.

     After obtaining all applicable employment, credit and property information, the Transferor determined whether sufficient unencumbered equity in the property existed and whether the prospective borrower had sufficient monthly income available to support the payments of interest at the current prime rate plus the applicable margin based on the credit limit in addition to any senior mortgage loan payments (including any escrows for property taxes and hazard insurance premiums) and other monthly credit obligations based on the prospective borrower's Debt-to-Gross Income Ratio. The "Debt-to-Gross Income Ratio" is the ratio of (a) certain of the borrower's debt obligations which include: (i) the monthly first mortgage payment plus taxes; (ii) monthly installment debt payments with a term of more than ten months; (iii) five percent of the total revolving obligations; (iv) monthly alimony and child support obligations; and (v) the payment on the home equity loan calculated at the Credit Limit and current prime rate plus margin for such home equity loan to (b) the borrower's gross verifiable monthly income. The Debt-to-Gross Income Ratio generally did not exceed (________%).

     When the commitment conditions had been satisfied, the home equity loan was completed by signing a Credit Line Agreement, rescission statement, and mortgage which secured the repayment of principal of and interest on the related home equity loan. The original mortgage was then recorded in the appropriate county government office.

MORTGAGE LOAN TERMS

     (A borrower may access a home equity loan by writing a check. On all home equity loans, there is (a ten-year) draw down period as long as the borrower is not in default under the loan agreement. Home equity loans bear interest at a (fixed rate)(variable rate which may change bi-weekly). Home equity loans may be subject to a maximum per annum interest rate (the
"Maximum Rate") of      % per annum and in all cases, are subject to
                  -----
applicable usury limitations.  See "CERTAIN LEGAL ASPECTS OF LOANS--
Applicability  of  Usury  Laws"  in  the Prospectus.   The daily  periodic rate
on the home equity loans (the "Loan Rate") is the sum of the Index Rate (as defined herein) plus a spread (the "Margin") which generally ranges between ____% and ____%, divided by 365 days or 366 days, as applicable.

     The "Index Rate" is based on (the "prime rate" published in The Wall Street Journal every second Monday rounded to the nearest one-eighth of one percent or if not published on any such date, as next published in the Wall
Street Journal) (          ).   The annual percentage rate  for any bi-weekly
                 ----------
period will be based on the Prime  Rate in effect  the Monday on which the rate
may change.   (If a prime rate  range is published in The Wall  Street Journal, then the midpoint (average) of that range will be used.) There are no limitations on increases or decreases (except for those home equity loans which have Maximum Rates). Only the home equity loans that have Maximum Rates of ____% also have annual adjustment caps of __% as to both increases and decreases in their Loan Rates.

     Billing statements are mailed monthly. The statement details all debits and credits and specifies the minimum payment due and the available credit line. Notice of changes in the applicable Loan Rate are provided by the Transferor to the Borrower with such statements. All payments are due by the
(     ) day after the date the billing statement is issued.

     The Credit Line Agreements further provide that if publication of the Index Rate is discontinued, the Index Rate will be changed upon notification in accordance with such Credit Line Agreements.

     The right to obtain additional credit may be suspended or terminated or the borrower may be required to pay the entire balance due plus all other accrued but unpaid charges immediately, if the borrower fails to make any required payment by the due date, if the total outstanding principal balance including all charges payable exceeds the Credit Limit, if the borrower made any statement or signature on any document which is fraudulent or contained a material misrepresentation, if the borrower dies or becomes incompetent, if the borrower becomes bankrupt or insolvent, if the borrower becomes subject to any judgment, lien, attachment or execution which is issued against the Mortgaged Property, if the borrower fails to obtain and maintain required property insurance or if the borrower sells or transfers the Mortgaged Property or does not maintain the Mortgaged Property. In addition, the right to obtain additional credit may be suspended or a borrower's Credit Limit may be reduced, if the value of the Mortgaged Property decreases for any reason to less than 80% of the original appraised value, if the borrower is in default under the home equity loan, if government action impairs the Transferor's lien priority or if a regulatory agency has notified the Transferor that continued advances would constitute an unsafe and unsound practice.)

DELINQUENCY AND LOSS EXPERIENCE OF THE SERVICER'S PORTFOLIO

     The following tables set forth the delinquency and loss experience for each of the periods shown for the home equity loans indicated on the table. The Servicer believes that there have been no material trends or anomalies in the historical delinquency and loss experience as represented in the following tables. The data presented in the following tables are for illustrative purposes only, and there is no assurance that the delinquency and loss experience of the Mortgage Loans will be similar to that set forth below.


                            DELINQUENCY EXPERIENCE
                            (DOLLARS IN THOUSANDS)

                                                                       As of _________
                                                            --------------------------------------
                                                                            _____
                                                            --------------------------------------
                                                              Number of
                                                                Loans                     Amount
                                                            -------------               ----------
Amount Outstanding at
  Period End  . . . . . . . . . . . . . . . . .

Delinquency
  30-59 Days  . . . . . . . . . . . . . . . . .                                        $
  60-89 Days  . . . . . . . . . . . . . . . . .
  90 or More Days . . . . . . . . . . . . . . .
  Foreclosures and Bankruptcies . . . . . . . .
                                                                                       _________

Total Delinquencies . . . . . . . . . . . . . .                                        $
                                                                                       =========

30-59 Days Percentage . . . . . . . . . . . . .                                                %
60-89 Days Percentage . . . . . . . . . . . . .                                                %
90 or More Days Percentage  . . . . . . . . . .                                                %
Foreclosures and Bankruptcies . . . . . . . . .



                               LOSS EXPERIENCE
                            (DOLLARS IN THOUSANDS

                                                                                  For the Year
                                                                                Ending ________
                                                                           ------------------------
Average Amount
  Outstanding . . . . . . . . . . . . . . . . . . . . . . . . .            $
Gross Charge-Offs . . . . . . . . . . . . . . . . . . . . . . .            $
Recoveries  . . . . . . . . . . . . . . . . . . . . . . . . . .            $
Net Losses as a Percentage
  of Average Amount Outstanding . . . . . . . . . . . . . . . .                           %



                       SERVICING OF THE MORTGAGE LOANS

     The information set forth below concerning the Servicer and its servicing policies has been provided by the Servicer. The Depositor does not make any representation as to the accuracy or completeness of such information.

SERVICING OF MORTGAGE LOANS

     The Servicer will be responsible for servicing the Mortgage Loans as agent for the Trust in accordance with the Servicer's policies and procedures for servicing home equity loans and in accordance with the terms of the Agreement.

     With respect to real estate secured revolving credit line loans, the general policy of the Servicer is to initiate foreclosure on the underlying property (i) after such loan is 90 days or more delinquent; (ii) if a notice of default on a senior lien is received by the Servicer; or (iii) if circumstances are discovered by the Servicer which would indicate that a potential for loss exists. Foreclosure proceedings may be terminated if the delinquency is cured. However, under certain circumstances, the Servicer may elect not to commence foreclosure or stay the foreclosure proceeding if the borrower's default is due to special circumstances which are temporary and are not expected to last beyond a specified period. The loans to borrowers in bankruptcy proceedings will be restructured in accordance with law and with a view to maximizing recovery of such home equity loans, including any deficiencies. Additionally, any time during foreclosure, a forbearance, short sale, deed-in-lieu or a payment plan can be authorized.

     After foreclosure, if the home equity loan is secured by a first mortgage lien, title to the related Mortgaged Property will pass to the Servicer, or a wholly-owned subsidiary of the Servicer, who will liquidate the Mortgaged Property and charge-off the balance of the home equity loan balance which was not recovered by the liquidation proceeds. If the Mortgaged Property was subject to a senior lien position, the Servicer will either satisfy such lien at the time of the foreclosure sale or take other action as deemed necessary to protect the Servicer's interest in the
Mortgaged Property. If in the judgment of the Servicer, the cost of maintaining or purchasing the senior lien position exceeds the economic benefit of such action, the Servicer will generally charge-off the entire home equity loan, seek a money judgment against the borrower or will not pursue any recovery.

     Servicing and charge-off policies and collection practices may change over time in accordance with the Servicer's business judgment, changes in the Servicer's real estate secured revolving credit line loans and applicable laws and regulations, and other considerations.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Collection Period, other than the first Collection Period, the servicing compensation to be paid to the Servicer in respect of its servicing activities relating to the Mortgage Loans will be paid to it from interest collections in respect of the Mortgage Loans and will be equal to ____% per annum (the "Servicing Fee Rate") on the aggregate Principal Balances of the Mortgage Loans as of the first day of each such Collection Period (the "Servicing Fee"). With respect to the first Collection Period, the Servicer will receive from such collections ___% of the amount calculated in the preceding sentence. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

     The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the
Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Registrar and any paying agent. In addition, the Servicer will be entitled to reimbursement for certain expenses incurred by it in connection with defaulted Mortgage Loans and in connection with the restoration of Mortgaged Properties related thereto, such right of reimbursement being prior to the rights of Certificateholders to receive any related Liquidation Proceeds.


                      DESCRIPTION OF THE MORTGAGE LOANS

MORTGAGE LOANS

     The Mortgage Loans were originated pursuant to loan agreements and disclosure statements (the "Credit Line Agreements") and are secured by mortgages or deeds of trust, most of which are second mortgages or second deeds of trust, on Mortgaged Properties. The Mortgaged Properties securing the Mortgage Loans consist primarily of residential properties that are one- to four-family properties. (___ of the Mortgaged Properties are owner-occupied.) See "--Mortgage Loan Pool Statistics" below.

     The Cut-Off Date Pool Balance is $___________, which is equal to the aggregate Principal Balances of the Mortgage Loans as of ______, 199_ (the "Cut-Off Date"). As of the _______, the Mortgage Loans were not more than 89 days delinquent and had a Loan Rate of at least ____% per annum. The average Cut-Off Date Principal Balance was $_______, the minimum Mortgage Cut-Off Date Principal Balance was zero, the maximum Cut-Off Date Principal Balance was $_________, the minimum Loan Rate and the maximum Loan Rate on the Cut-Off Date were ____% and ____% per annum, respectively, and the weighted average Loan Rate on the Cut-Off Date was ____% per annum. As of the Cut-Off Date, the weighted average Credit Limit Utilization Rate was ____%, the minimum Credit Limit Utilization Rate was zero and the maximum Credit Limit Utilization Rate was ______%. The "Credit Limit Utilization Rate" is determined by dividing the Cut-Off Date Principal Balance of a Mortgage Loan by the Credit Limit of the related Credit Line Agreement. The weighted average Combined Loan-to-Value Ratio of the Mortgage Loans was ____% as of the Cut-Off Date.

MORTGAGE LOAN POOL STATISTICS

     The Depositor has compiled the following additional information as of the Cut-Off Date with respect to the Mortgage Loans to be included in the Trust.


                            (TABULAR INFORMATION)


                     PREPAYMENT AND YIELD CONSIDERATIONS

     The rate of principal payments on the Certificates, the aggregate amount of distributions on the Certificates and the yield to maturity of the Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules (which will change periodically to accommodate adjustments to the Loan Rates) of the Mortgage Loans and by the rate of principal prepayments (including for this purpose prepayments resulting from refinancing, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases by the Transferor or Servicer). The Mortgage Loans may be prepaid by the Mortgagors at any time without a prepayment penalty. See "The Mortgage Pool" herein.

     Prepayments, liquidations and purchases of the Mortgage Loans (including any optional purchase by the Servicer of a defaulted Mortgage Loan and any optional repurchase of the remaining Mortgage Loans in connection with the termination of the Trust, in each case as described herein) will result in distributions on the Certificates of principal amounts which would otherwise be distributed over the remaining terms of the Mortgage Loans. Since the rate of payment of principal of the Mortgage Loans will depend on future events and a variety of factors, no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of a Certificate may vary from the anticipated yield will depend upon the degree to which such Certificate is purchased at a discount or premium, and the degree to which the timing of payments thereon is sensitive to prepayments, liquidations and purchases of the Mortgage Loans.

     The rate of prepayment on the Mortgage Loans cannot be predicted. Home equity loans such as the Mortgage Loans have been originated in significant volume only during the past few years and neither the Depositor nor the Servicer is aware of any publicly available studies or statistics on the rate of prepayment of such Mortgage Loans. Generally, home equity loans are not viewed by borrowers as permanent financing. Accordingly, the Mortgage Loans may experience a higher rate of prepayment than traditional first mortgage loans. The prepayment experience of the Trust with respect to the Mortgage Loans may be affected by a wide variety of factors, including economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and changes affecting the deductibility for Federal income tax purposes of interest payments on home equity loans. Substantially all of the Mortgage Loans contain "due-on-sale" provisions, and, with respect to the Mortgage Loans, the Servicer is required by the Agreement to enforce such provisions, unless such enforcement is not permitted by applicable law. The enforcement of a "due-on-sale" provision will have the same effect as a prepayment of the related Mortgage Loan. See "CERTAIN LEGAL ASPECTS OF LOANS--`Due-on-Sale' Clauses" in the Prospectus.

     No assurance can be given as to the level of prepayments that will be experienced by the Trust and it can be expected that a portion of borrowers will not prepay their Mortgage Loans to any significant degree. See "DESCRIPTION OF THE CERTIFICATES--Weighted Average Life of the Certificates" in the Prospectus.


                       DESCRIPTION OF THE CERTIFICATES

     The Certificates will be issued pursuant to the Agreement. The form of the Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus Supplement and the Prospectus is a part. The following summaries describe certain provisions of the Agreement. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement. Wherever particular sections or defined terms of the Agreement are referred to, such sections or defined terms are hereby incorporated herein by reference.

GENERAL

     The Certificates will be issued in denominations of $(1,000) and integral multiples thereof (except that one Certificate may be issued in a denomination that is not an integral multiple of $1000) and will evidence specified undivided interests in the Trust. (Section 6.01) The property of the Trust will consist of, to the extent provided in the Agreement: a pool of (adjustable) (fixed) rate home equity loan revolving credit line loans made or to be made in the future (the "Mortgage Loans"), under certain home equity revolving credit line loan agreements (the "Credit Line Agreements") and secured (primarily) by second (deeds of trust) (mortgages) on residential properties that are primarily one- to four-family properties (the "Mortgaged Properties"); the collections in respect of the Mortgage Loans received after the Cut-Off Date; property that secured a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure; (a surety bond or letter of credit); certain pass-through certificates (the "Private Securities") representing fractional, undivided interests in the Mortgage Loans, an assignment of the Depositor's rights under the Purchase Agreement; rights under certain hazard insurance policies covering the Mortgaged Properties; and certain other property, as described more fully herein. The Trust will include the unpaid principal balance of each Mortgage Loan as of the Cut-Off Date (the "Cut-Off Date Principal Balance") plus any additions thereto as a result of new advances made pursuant to the applicable Credit Line Agreement (the "Additional Balances") during the life of the Trust. Definitive Certificates (as defined below), if issued, will be transferable and exchangeable at the corporate trust office of the Trustee, which will initially act as Certificate Registrar. See "--Book-Entry Certificates" below. No service charge will be made for any registration of exchange or transfer of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. (Section 6.02)

     The aggregate undivided interest in the Trust Fund represented by the Certificates as of the Closing Date will equal $__________ of principal (the "Original Principal Balance"), which represents approximately ___% of the aggregate Cut-Off Date Principal Balance. The principal amount of the outstanding Certificates (the "Certificate Principal Balance") on any Distribution Date is equal to the Original Principal Balance minus the aggregate of amounts actually distributed as principal to the Certificateholders. See "--Distributions on the Certificates" below. Each Certificate represents the right to receive payments of interest at the Certificate Rate and payments of principal as described below.

     The Transferor will own the interest (the "Transferor Interest") not represented by the Certificates. The Transferor Interest will represent an undivided interest in the Trust, including the right to receive certain percentages (the "Transferor Percentages") of Interest Collections and Principal Collections. The initial amount of the Transferor Interest was determined, among other factors, to be able to absorb reductions in the aggregate amount of Loan Balances in the Trust without causing an Early Amortization Event, which would result in the early commencement of the Amortization Period. There can be no assurance that the Transferor Interest will be sufficient for such purpose. While the Transferor is obligated (subject to certain conditions and limitations) to transfer Eligible Additional Mortgage Loans (to the extent available) to the Trust, there can be no assurance that sufficient Eligible Additional Mortgage Loans will be available.

     During the Revolving Period, the Security Principal Balance will remain constant except in certain limited circumstances. See "--Distributions on the Certificates" below. The Pool Balance, however, will vary each day as principal is paid on the Mortgage Loans, liquidation losses are incurred, Additional Balances are drawn down by borrowers under the Mortgage Loans, Mortgage Loans are retransferred to the Transferor or Eligible Additional Mortgage Loans are transferred to the Trust. Consequently, the amount of the Transferor Interest will fluctuate each day to reflect the changes in the Pool Balance. During the Amortization Period, the Security Principal Balance will decline as the Investor Percentage of Principal Collections is distributed to the Certificateholders. As a result, during the Amortization Period, the Transferor Interest may increase each month to reflect the reductions in the Security Principal Balance but may change each day to reflect the variations in the Pool Balance.

     The   holder   of  a   Certificate   is   referred   to  herein   as   a
"Certificateholder."

BOOK-ENTRY CERTIFICATES

     The Senior Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Senior Certificates ("Certificate Owners") will hold their Certificates through the Depository Trust Company ("DTC") in the United States(, or CEDEL or Euroclear (in Europe)) if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. (CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank N.A. will act as depositary for CEDEL and the Brussels, Belgium Branch of Morgan Guarantee Trust Company of New York will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries").) Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing Certificate Principal Balances of $1,000 and in integral multiples in excess thereof. Except as described below, no person acquiring a Book-Entry Certificate (each, a "beneficial owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

ASSIGNMENT OF MORTGAGE LOANS

     At the time of issuance of the Certificates, the Depositor will transfer to the Trust all of its right, title and interest in and to each Mortgage Loan (including Additional Balances arising in the future), the related mortgage note, mortgages and other related documents (collectively, the "Related Documents"), including all payments received on or with respect to each such Mortgage Loan on or after the Cut-Off Date. (Section 2.01) The Trustee, concurrently with such transfer, will deliver the Certificates and the Transferor Interest to the Depositor. (Section 2.07) Each Mortgage Loan transferred to the Trust will be identified on a schedule (the "Mortgage Loan Schedule") delivered to the Trustee pursuant to the Agreement. Such schedule will include information as to the Cut-Off Date Principal Balance of each Mortgage Loan, as well as information with respect to the Loan Rate. (Article I).

     The Agreement will require that, within the time period specified therein, the Depositor will deliver or cause to be delivered to the Trustee (or a custodian, as the Trustee's agent for such purpose) the Mortgage Loans endorsed to the Trustee and the Related Documents. In lieu of delivery of original mortgages, the Depositor may deliver or cause to be delivered true and correct copies thereof which have been certified as to authenticity by the appropriate county recording office where such mortgage is recorded.

     Under the terms of the Agreement, the Transferor, acting at the Depositor's request, will have ____ days after the Closing Date to prepare and record assignments of the mortgages related to each Mortgage Loan in favor of the Trustee (unless opinions of counsel satisfactory to the Rating Agencies and the Certificate Insurer are delivered to the Trustee and the Certificate Insurer to the effect that recordation of such assignments is not required in the relevant jurisdictions to protect the interests of the Trustee in the Mortgage Loans). If the recording information with respect to any assignment of Mortgage is unavailable within ____ days of the Closing Date, such assignment will be prepared and recorded promptly after receipt of such information, but in no event later than one year after the Closing Date.

     Within ____ days of the Closing Date, the Trustee will review the Mortgage Loans and the Related Documents pursuant to the Agreement and if any Mortgage Loan or Related Document is found to be defective in any material respect and such defect is not cured within 90 days following notification thereof to the Transferor and the Depositor by the Trustee, the Transferor will be obligated to either (i) substitute for such Mortgage Loan an Eligible Substitute Mortgage Loan; or (ii) purchase such Mortgage Loan at a price (the "Purchase Price") equal to the outstanding Principal Balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest thereon and (ii) 30 days' interest thereon, computed at the Loan Rate, net of the Servicing Fee if the Transferor is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer. The Purchase Price will be deposited in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises. The obligation of the Transferor to repurchase or substitute for a Defective Mortgage Loan is the sole remedy regarding any defects in the Mortgage Loans and Related Documents available to the Trustee or the Certificateholders. (Section 2.02)

     In connection with the substitution of an Eligible Substitute Mortgage Loan, the Transferor will be required to deposit in the Collection Account on or prior to the next succeeding Determination Date after such obligation arises an amount (the "Substitution Adjustment") equal to the excess of the Principal Balance of the related Defective Mortgage Loan, together with the greater of (x) all accrued and unpaid interest thereon and (y) 30 days' interest thereon, computed at the Loan Rate, net of the Servicing Fee if the Transferor is the Servicer, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Mortgage Loan, over the Principal Balance of such Eligible Substitute Mortgage Loan.

     An "Eligible Substitute Mortgage Loan" is a mortgage loan substituted by the Transferor for a Defective Mortgage Loan which must, on the date of such substitution, (i) have an outstanding Principal Balance (or, in the case of a substitution of more than one Mortgage Loan for a Defective Mortgage Loan, an aggregate Principal Balance), not in excess of, and not more than 5% less than, the Principal Balance of the Defective Mortgage Loan; (ii) have a Loan Rate not less than the Loan Rate of the Defective Mortgage Loan and not more than 1% in excess of the Loan Rate of such Defective Mortgage Loan; (iii) have a Loan Rate based on the Prime Rate with adjustments to such Loan Rate made on the same Adjustment Date as that of the Defective Mortgage Loan; (iv) have a Margin that is not less than the Margin of the Defective Mortgage Loan and not more than 100 basis points higher than the Margin for the Defective Mortgage Loan; (v) have a mortgage of the same or higher level of priority as the mortgage relating to the Defective Mortgage Loan; (vi) have a remaining term to maturity not more than six months earlier and not later than the remaining term to maturity of the Defective Mortgage Loan; (vii) comply with each representation and warranty as to the Mortgage Loans set forth in the Agreement (deemed to be made as of the date of substitution); and (viii) satisfy certain other conditions specified in the Agreement.

     The Transferor will make certain representations and warranties as to the accuracy in all material respects of certain information furnished to the Trustee with respect to each Mortgage Loan (e.g., Cut-Off Date Principal Balance and the Loan Rate). In addition, the Transferor will represent and warrant, on the Closing Date, that, among other things: (i) at the time of transfer to the Depositor, the Transferor has transferred or assigned all of its right, title and interest in each Mortgage Loan and the Related Documents, free of any lien (subject to certain exceptions); and (ii) each Mortgage Loan complied, at the time of origination, in all material respects with applicable state and federal laws. Upon discovery of a breach of any such representation and warranty which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan and Related Documents, the Transferor will have a period of ____ days after discovery or notice of the breach to effect a cure. If the breach cannot be cured within the ____-day period, the Transferor will be obligated to (i) substitute for such Defective Mortgage Loan an Eligible Substitute Mortgage Loan or (ii) purchase such Defective Mortgage Loan from the Trust. The same procedure and limitations that are set forth above for the substitution or purchase of Defective Mortgage Loans as a result of deficient documentation relating thereto will apply to the substitution or purchase of a Defective Mortgage Loan as a result of a breach of a representation or warranty in the Agreement that materially and adversely affects the interests of the Certificateholders. (Section 2.04)

     Mortgage Loans required to be transferred to the Transferor as described in the preceding paragraphs are referred to as "Defective Mortgage Loans."

     Pursuant to the Agreement, the Servicer will service and administer the Mortgage Loans as more fully set forth above.

(TRANSFERS OF ELIGIBLE ADDITIONAL MORTGAGE LOANS TO THE TRUST

     If, for each of ( ) consecutive business days during the Revolving Period, the Transferor Interest for each such date is less than ( )% of the Pool Balance, then not later than the ( ) business day of the calendar month beginning at least ( ) business days after such ( ) business day thereafter the Transferor will be obligated to transfer to the Trust Eligible Additional Mortgage Loans (but only to the extent available in the (Transferor's) (Seller's) portfolio), which may be generated under home equity credit lines in any billing cycle, so that, after giving effect to such transfer, the Transferor Interest will equal at least ( )% of the Pool Balance on such date. An "Eligible Additional Mortgage Loan" is a home equity loan that, as of the date of notice by the Transferor to the Trustee, the Servicer and the (Letter of Credit) (Surety Bond) Issuer of its transfer to the Trust (the "Notice Date"), was an Eligible Mortgage Loan and that, as of the Notice Date, complies with the representations and warranties described under "Assignment of Mortgage Loans" above. The Transferor must satisfy the following conditions, among others, in order to transfer Eligible Additional Mortgage Loans to the Trust: (i) the Pool Balance, after giving effect to such transfer, will not exceed $ ; (ii) the Mortgage Files for such Eligible Additional Mortgage Loans shall have been delivered to the Trustee (or a custodian on its behalf); and (iii) the Transferor shall have given notice of the proposed transfer to each Rating Agency and no Rating Agency has notified the Transferor in writing prior to the transfer date that such transfer will result in a reduction or withdrawal of its then-current rating for the Certificates.

     In addition, the Transferor may, at its election, transfer Eligible Additional Mortgage Loans subject to satisfaction of the conditions described above.)

(OPTIONAL RETRANSFERS OF MORTGAGE LOANS TO THE TRANSFEROR

     Subject to the conditions specified in the Agreement, the Transferor may, at its option, require the retransfer of one or more Mortgage Loans from the Trust to it on the last day of any Collection Period. The Pool Balance after giving effect to such retransfer must not be less than the Pool Balance on the Closing Date. The Transferor will be required to satisfy the following conditions, among others: (i) the Transferor shall reasonably believe that such retransfer will not cause an Early Amortization Event to occur; (ii) as of the ( ) business day prior to the proposed transfer, not more than ( )% (based on Loan Balances) of the Mortgage Loans (after giving effect to the proposed transfer) are delinquent more than 30 days and the weighted average delinquency of all of the Mortgage Loans (before and after giving effect to the proposed transfer) is not more than 60 days; (iii) the Depositor shall have represented that no selection procedures reasonably believed by the Depositor to be adverse to the interests of the Certificateholders or the (Letter of Credit) (Surety Bond) Issuer were used to select the Mortgage Loans to be removed; (iv) the Transferor shall have received evidence satisfactory to it that the reassignment will not, as of the date thereof, prevent the transfer of the Mortgage Loans (including any Additional Balances) to the Trust from being recognized as a sale under generally accepted accounting principles and shall have received no evidence that such reassignment will, as of the date thereof, prevent such transfer from being recognized as a sale for regulatory purposes; and (v) each Rating Agency shall have been notified of the proposed retransfer and prior to the date of retransfer no Rating Agency has notified the Depositor in writing that such retransfer would result in a reduction or withdrawal of its then-current rating of the Certificates.)

PAYMENTS ON MORTGAGE LOANS; DEPOSITS TO COLLECTION ACCOUNT AND DISTRIBUTION ACCOUNT

     The Trustee shall establish and maintain on behalf of the Servicer an account (the "Collection Account") for the benefit of the Certificateholders. The Collection Account will be an Eligible Account (as defined herein).
Subject to the investment provision described in the following paragraphs, upon receipt by the Servicer of amounts in respect of the Mortgage Loans (excluding amounts representing the Servicing Fee, administrative charges, taxes, assessments, credit insurance charges, insurance proceeds to be applied to the restoration or repair of a Mortgaged Property or similar items), the Servicer will deposit such amounts in the Collection Account. Amounts so deposited may be invested in Eligible Investments (as described in the Agreement) maturing no later than one Business Day prior to the date on which the amount on deposit therein is required to be deposited in the Distribution Account or on such Distribution Date if approved by the Rating Agencies and the Certificate Insurer.

     The Trustee will establish an account (the "Security Account") into which will be deposited amounts withdrawn from the Collection Account for distribution to Certificateholders on a Distribution Date. The Security Account will be an Eligible Account. Amounts on deposit therein may be invested in Eligible Investments maturing on or before the Business Day prior to the related Distribution Date.

     An "Eligible Account" is an account that is (i) maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, (ii) one or more accounts with a depository institution which accounts are fully insured by either the Savings Association Insurance Fund ("SAIF") or the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation with a minimum long-term unsecured debt rating of ( ), (iii) a segregated trust account maintained with the Trustee or an affiliate of the Trustee in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Trustee, without reduction or withdrawal of their then current ratings of the Certificates.

     Eligible Investments are specified in the Agreement and are limited to investments which meet the criteria of the Rating Agencies from time to time as being consistent with their then current ratings of the Certificates.

     Investor Percentage and Transferor Percentage. Pursuant to the Agreement, the Servicer will allocate between the Investor Interest and the Transferor Interest all amounts (including any Net Liquidation Proceeds) collected under the Mortgage Loans on account of interest ("Interest Collections"), all amounts (including Net Liquidation Proceeds) collected under the Mortgage Loans on account of principal ("Principal Collections") and the amount of the unrecovered Loan Balance of any Defaulted Mortgage Loan at the end of the Collection Period in which such Defaulted Mortgage Loan became a Defaulted Mortgage Loan (the "Liquidation Loss Amount"). A "Defaulted Mortgage Loan" is a Mortgage Loan that has been written off as uncollectible by the Servicer. The Collection Period for a Distribution Date is the calendar month preceding such Distribution Date or, in the case of the first Distribution Date, the period from the Cut-Off Date through the last day of the calendar month preceding the month in which such Distribution Date occurs. The Servicer will make each allocation by reference to the Investor Percentage and the Transferor Percentage applicable in each case during a Collection Period.

     For convenience, this Prospectus Supplement refers to the Investor Percentage with respect to Interest Collections, Principal Collections and Liquidation Loss Amounts as if the Investor Percentage were the same percentage at all times in each case. The Investor Percentage may be a different percentage for each Collection Period, and will vary primarily as a result of changes in the Pool Balance.

     The Investor Percentage will be calculated as follows:

     Interest Collections and Liquidation Loss Amounts. When used with respect to Interest Collections and Liquidation Loss Amounts at any time, "Investor Percentage" means the percentage equivalent of a fraction the numerator of which is the Security Principal Balance and the denominator of which is the Pool Balance, in each case as of the end of the immediately preceding Collection Period (or, in the case of the first Collection Period, as of the Closing Date).

     Principal Collections during the Revolving Period. When used with respect to Principal Collections during the Revolving Period, "Investor Percentage" means the percentage equivalent of a fraction the numerator of which is the amount of the Security Principal Balance and the denominator of which is the Pool Balance, in each case as of the end of the immediately preceding Collection Period (or, in the case of the first Collection Period, as of the Closing Date).

     Principal Collections during the Amortization Period. When used with respect to Principal Collections during the Amortization Period, "Investor Percentage" means the percentage equivalent of a fraction the numerator of which is the amount of the Security Principal Balance and the denominator of which is the Pool Balance, in each case as of the end of the Revolving Period.

     The Transferor Percentage will, in all cases, be equal to 100% minus the applicable Investor Percentage.

     As a result of the calculations described above, Interest Collections in each Collection Period will be allocated to the Certificateholders based on the relationship of the Security Principal Balance to the Pool Balance (which may fluctuate from month to month). As described above, the Investor Percentage applied when allocating Principal Collections is expected to vary from month to month during the Revolving Period, because the Security Principal Balance as a percentage of the Pool Balance will fluctuate from month to month. During the Amortization Period, however, the amount of Principal Collections allocated to the Investor Interest will be determined by reference to a fixed percentage which will be equal to the Investor Percentage with respect to Principal Collections on the last day of the Revolving Period.

     Deposits in the Collection Account and Payments to the Depositor. On the Closing Date, the Servicer will deposit in the Collection Account funds in the amount of the Investor Percentage of Interest Collections on the Mortgage Loans received during the period from the Cut-Off Date to the second business day preceding the Closing Date, but not in excess of the amount needed to distribute the required interest on the Certificates and the Servicing Fee to be distributed on the initial Distribution Date. On and after the Closing Date, the Servicer will, subject to the following paragraph, deposit on a daily basis within two business days following receipt thereof (i) during each Collection Period in the Revolving Period, the Investor Percentage of Interest Collections and (ii) during each Collection Period in the Amortization Period, the Investor Percentage of all Interest Collections and Principal Collections. The Servicer will pay to the Transferor within two business days of its receipt thereof (i) during each Collection Period in the Revolving Period, the Transferor Percentage of all Interest Collections and, if the Transferor Interest (after giving effect to any transfers of Additional Balances or Eligible Additional Mortgage Loans to the Trust on such day) is equal to or greater than zero, the Transferor Percentage of all Principal Collections and the Investor Percentage of all Principal Collections and (ii) during each Collection Period in the Amortization Period, the Transferor Percentage of Interest Collections and, if the Transferor Interest (after giving effect to any transfers of Additional Balances or Eligible Additional Mortgage Loans to the Trust on such day) is greater than zero, the Transferor Percentage of all Principal Collections.

     The Trustee will deposit in the Security Account any amounts drawn on the (Letter of Credit) (Surety Bond) as described below.

     Any Principal Collections not paid to the Transferor because of the limitations described above ("Unallocated Principal Collections"), will be deposited and retained in the Collection Account for payment to the Transferor, during the Revolving Period, if and when the Transferor Interest is greater than zero and, during the Amortization Period, to the Certificateholders.

DISTRIBUTIONS ON THE CERTIFICATES

     On the (___) day preceding each Distribution Date, the Trustee shall transfer funds from the Collection Account to the Distribution Account for
the distributions  described below.   Beginning  with  the Distribution  Date
occurring on               ,  distributions on the Certificates  will be made
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by the Trustee out of  amounts on deposit in the Security  Account on each
Distribution Date to the persons in whose names such Certificates are registered at the close of business on the (day prior to each Distribution
Date) (the "Record Date"), except  as  provided in  "Registration  of
Certificates"  below.   The  term "Distribution Date" means the       day of
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each month (or if such      day is not a business day the next succeeding
                       ----
business day).  Distributions will be made by  check  mailed  (or  upon   the
request  of  a  Certificateholder  owning Certificates  having denominations
aggregating at least $          , by wire transfer or otherwise) to the address
                       ----------
of the person entitled thereto ((which, in the case of Book-Entry Certificates, will be DTC or its nominee)) as it appears on the Certificate Register in
amounts calculated  as described herein on the        business  day (but no
                                               ------
later  than the          calendar day)  of the month in which the related
                --------
Distribution  Date occurs (the  "Determination Date").   However,
the final distribution in respect of the Certificates will be made only upon presentation and surrender thereof at the office or the agency of the Trustee specified in the notice to Certificateholders of such final distribution.

     Distributions of Interest Collections and Required Amounts. On each Distribution Date, the Trustee, on behalf of the Trust, shall pay the following amounts in the following order of priority to the following persons from the Investor Interest of all Interest Collections collected during the related Collection Period, together with the Required Amount, if any, drawn on the (Letter of Credit) (Surety Bond) for such Distribution Date.

     ((i)   to the Certificateholders,  interest at the Certificate  Rate for the Interest Accrual Period preceding such Distribution Date on the Security Principal Balance outstanding immediately prior to such Distribution Date;

     (ii) to the Certificateholders, any interest on the Certificates accrued in accordance with clause (i) that has not been previously distributed to Certificateholders plus, to the extent legally permissible, interest thereon at the Certificate Rate applicable from time to time (an "Unpaid Interest Shortfall");

     (iii) to the Servicer, the Investor Servicing Fee for the related Interest Accrual Period and all accrued and unpaid Investor Servicing Fees for previous Interest Periods;

     (iv) if such Distribution Date is in the Revolving Period, to the Transferor, the Investor Percentage of the aggregate of all Liquidation Loss amounts incurred in the preceding Collection Period; provided that the Transferor Interest (after giving effect to any transfers of Additional Balances and Eligible Additional Mortgage Loans on such date and to the distribution of such Liquidation Loss Amount) is equal to or greater than zero;

     (v)   if such Distribution  Date is in  the Amortization Period,  to the
Certificateholders,  the  Investor   Percentage  of  the  aggregate   of  all
Liquidation Loss Amounts incurred in the preceding Collection Period;

     (vi) to the Certificateholders, the aggregate of the amounts allocable pursuant to clause (v) that were not previously distributed pursuant to such clause (each such undistributed amount being referred to herein as a "Security Principal Balance Loss Deduction Amount"); and

     (vii) to the Certificateholders, accrued and unpaid interest on each unreimbursed Security Principal Balance Loss Deduction Amount (such interest being calculated at the Certificate Rate for each Interest Accrual Period during which such unreimbursed amount was outstanding.)

     A Security Principal Balance Loss Deduction Amount represents a loss of principal in respect of Defaulted Mortgage Loans allocable to the Investor Interest and will arise when the Investor Percentage of Interest Collections and the Required Amount are not sufficient to cover such loss, in accordance with the priority of distributions described above. As described under "General" above, any Security Principal Balance Loss Deduction Amounts which have not been reimbursed, as provided herein, will reduce the Security Principal Balance.

     The Required Amount for each Distribution Date will be the lesser of (i) the (Letter of Credit) (Surety Bond) Amount and (ii) the amount, if any, by which (a) the full amount distributable on such Distribution Date pursuant to clauses (i) through (vii) above exceeds (b) the Investor Percentage of the Interest Collections for the related Collection Period. The Required Amount will be drawn on the (Letter of Credit) (Surety Bond).

     Distributions of Principal. On each Distribution Date after the first Collection Period in the Amortization Period, the Trustee will distribute to the Certificateholders the Investor Percentage of Principal Collections received in the preceding Collection Period. In addition, the Trustee will distribute to Certificateholders on any Distribution Date during the Amortization Period any Retransfer Deposit Amount (or drawn on the (Letter of Credit) (Surety Bond) in respect thereof) received in the preceding Collection Period and any Unallocated Principal Collections then on deposit in the Distribution Account. The aggregate distributions of principal to the Certificateholders will not exceed the Initial Security Principal Balance.

CERTIFICATE RATE

     (The "Certificate Rate" for a Distribution Date will generally equal the sum of (a) LIBOR and (b) ____% per annum. Notwithstanding the foregoing, in no event will the amount of interest required to be distributed in respect of the Certificates on any Distribution Date exceed a rate equal to the average of the Loan Rates (net of the Servicing Fee Rate) as of the first day of the month preceding the month of such Distribution Date, weighted on the basis of the Principal Balance of each Mortgage Loan as of such date (adjusted to an effective rate reflecting accrued interest calculated on the basis of a 360-day year consisting of twelve 30-day months).)

     Interest on the Certificates in respect of any Distribution Date will accrue on the Principal Balance from the preceding Distribution Date (or in the case of the first Distribution Date, from the Closing Date) through the day preceding such Distribution Date (each such period, an "Interest Accrual Period") on the basis of a 360-day year consisting of twelve 30-day months.

     (Calculation of LIBOR. "LIBOR" with respect to any Distribution Date will be determined by the Trustee and will be equal to the offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the second LIBOR Business Day (as defined below) prior to the previous Distribution Date, which appear on the Reuters Screen LIBO Page as of approximately 11:00 A.M., London time, on such date of calculation. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of such offered rates. If fewer than two such quotations appear, LIBOR with respect to such Distribution Date will be determined at approximately 11:00 A.M., London time, on such determination date on the basis of the rate at which deposits in United States dollars having the Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Trustee and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Trustee will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean (rounded upwards as aforesaid) of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Distribution Date will be the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately 11:00 A.M., New York City time, on such determination date by three major banks in New York, New York selected by the Trustee for loans in United States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Bank are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.)

     (For purposes of calculating LIBOR, a "LIBOR Business Day" will be any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market and "Reuters Screen LIBO Page" will be the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).)

THE (LETTER OF CREDIT) (SURETY BOND)

     On the Closing Date, the (Letter of Credit) (Surety Bond) Issuer will issue the (Letter of Credit) (Surety Bond) in favor of the Trustee on behalf of the Trust to support payments on the Certificates. On each Determination Date, the Servicer will determine the amounts required to be drawn on the (Letter of Credit) (Surety Bond), up to the (Letter of Credit) (Surety Bond) Amount, on the related Distribution Date. See "Distributions on Certificates" above.

     The amount available under the (Letter of Credit) (Surety Bond) (the "(Letter of Credit) (Surety Bond) Amount") for the initial Distribution Date will be $__________. For each Distribution Date thereafter, the (Letter of Credit) (Surety Bond) Amount will equal the lesser of (i) ___% of the Pool Balance as of the first day of the preceding Collection Period (after giving effect to any amounts distributed with respect to principal of the Mortgage Loans on the Distribution Date occurring in such preceding Collection Period) and (ii) the (Letter of Credit) (Surety Bond) Amount as of the first day of the preceding Collection Period, minus any amounts drawn under the (Letter of Credit) (Surety Bond) during such preceding Collection Period, plus any amounts paid to the (Letter of Credit) (Surety Bond) Issuer on the Distribution Date occurring in such preceding Collection Period up to the amount of any previous draws on the (Letter of Credit) (Surety Bond).

EARLY AMORTIZATION EVENTS

     As described above, the Revolving Period will continue until the close of business on the last day of __________ unless an Early Amortization Event occurs prior thereto. The term "Early Amortization Event" refers to any of the following events:

          ((a) failure on the part of the Servicer or the Depositor (i) to make any payment or deposit on the date required under the Agreement within five business days after such payment or deposit is required to be made, (ii) to observe or perform in any material respect certain covenants of the Servicer or the Depositor or (iii) to observe or perform in any material respect any other covenants or agreements of the Servicer or the Depositor set forth in the Agreement, which failure, in each case, materially and adversely affects the interests of the Certificateholders and which, in the case of clause (iii), continues unremedied for a period of 60 days after written notice and continues to materially and adversely affect the interests of the Certificateholders for such period;

          (b) any representation or warranty made by the Servicer or the Depositor in the Agreement proves to have been incorrect in any material respect when made, as a result of which the interests of the Certificateholders are materially and adversely affected, which continues to be incorrect in any material respect for a period of 60 days after written notice and which continues to materially and adversely affect the interests of the Certificateholders for such period; provided, however, that an Early Amortization Event shall not be deemed to occur thereunder if the Depositor has accepted retransfer of the related Mortgage Loan or all such Mortgage Loans, if applicable, during such period (or such longer period (not to exceed an additional 60 days) as the Trustee may specify) in accordance with the provisions of the Agreement;

          (c) the Trust becomes subject to registration as an investment company under the Investment Company Act of 1940, as amended;

          (d) if the Depositor fails to transfer to the Trust Eligible Additional Mortgage Loans by the time it is required to do so;

          (e) an Event of Default under the Agreement (as described in the Prospectus under "THE AGREEMENTS--Events of Default") occurs;

          (f)  the (Letter of Credit) (Surety Bond) Amount is less than     %
     of the Security Principal Balance; or

          (g) if the average of the Investor Percentage of Interest Collections for any three consecutive Collection Periods is less than the amounts to be distributed to Certificateholders as set forth in subsections (i) through (vii) under "Distributions on the Certificates-- Distributions of Interest Collections and Required Amounts" above for the three Distribution Dates relating to such Collection Periods.)

     (In the case of any event described in clauses (a) or (b), an Early Amortization Event will be deemed to have occurred only if, after the expiration of the applicable grace period, if any, described in such clauses, either the Trustee or holders of Certificates evidencing Percentage Interests aggregating more than 51% or the (Letter of Credit) (Surety Bond) Issuer (but only if the (Letter of Credit) (Surety Bond) is outstanding or the (Letter of Credit) (Surety Bond) Issuer has not been fully reimbursed for all amounts paid to the Trust by the (Letter of Credit) (Surety Bond) Issuer), by written notice to the Depositor and the Servicer (and to the Trustee if given by the Certificateholders or the (Letter of Credit) (Surety Bond) Issuer) declare that an Early Amortization Event has occurred as of the date of such notice. In the case of any event described in clauses (c), (d), (e) or (f), an Early Amortization Event will be deemed to have occurred without any notice or other action on the part of the Trustee or the Certificateholders or the (Letter of Credit) (Surety Bond) Issuer immediately upon the occurrence of such event. On the date on which an Early Amortization Event is deemed to have occurred, the Amortization Period will commence. In such event, distributions of principal to the Certificateholders will begin on the first Distribution Date following the month in which the Early Amortization Event occurs. If, because of the occurrence of an Early Amortization Event, the Amortization Period begins earlier than __________, the date on which the Amortization Period is scheduled to commence, Certificateholders will begin receiving distributions of principal earlier than they would otherwise have under the Agreement, which may shorten the final maturity of the Certificates.)

REPORTS TO CERTIFICATEHOLDERS

     Concurrently with each distribution to the Certificateholders, the Trustee will forward to each Certificateholder a statement setting forth among other items:

            (i) the amount of interest included in such distribution and the related Certificate Rate;

           (ii) the amount, if any, of overdue accrued interest included in such distribution (and the amount of interest thereon);

          (iii) the amount, if any, of the remaining overdue accrued interest after giving effect to such distribution;

           (iv)  the   amount,  if  any,   of  principal  included   in  such
     distribution;

            (v) the amount, if any, of the reimbursement of previous Liquidation Loss Amounts included in such distribution;

           (vi)  the   amount,  if   any,   of  the   aggregate  unreimbursed
     Liquidation Loss Amounts after giving effect to such distribution;

          (vii)  the Servicing Fee for such Distribution Date;

         (viii)  the Pool Balance  as of the end of  the preceding Collection
     Period;

           (ix) the number and aggregate Principal Balances of the Mortgage Loans as to which the minimum monthly payment is delinquent for 30-59 days, 60-89 days and 90 or more days, respectively, as of the end of the preceding Collection Period; and

            (x) the book value of any real estate which is acquired by the Trust through foreclosure or grant of deed in lieu of foreclosure.

     In the case of information furnished pursuant to clauses (iii), (iv) and
(v) above, the amounts shall be expressed as a dollar amount per Security with a $1,000 denomination. Within 60 days after the end of each calendar year, the Trustee will forward to each Person, if requested in writing by such Person, who was a Certificateholder during the prior calendar year.

COLLECTION AND OTHER SERVICING PROCEDURES ON MORTGAGE LOANS

     The Servicer will make reasonable efforts to collect all payments called for under the Mortgage Loans and will, consistent with the Agreement, follow such collection procedures as it follows from time to time with respect to the home equity loans in its servicing portfolio comparable to the Mortgage Loans. Consistent with the above, the Servicer may in its discretion waive any late payment charge or any assumption or other fee or charge that may be collected in the ordinary course of servicing the Mortgage Loans. (Section 3.02)

     With respect to the Mortgage Loans, the Servicer may arrange with a borrower a schedule for the payment of interest due and unpaid for a period, provided that any such arrangement is consistent with the Servicer's policies with respect to the home equity mortgage loans it owns or services. With respect to Mortgage Loans that are junior in priority to a First Lien on a Mortgaged Property, the Servicer has the power under certain circumstances to consent to a new mortgage lien on such Mortgaged Property having priority over such Mortgage Loan in connection with the refinancing of such First Lien.

HAZARD INSURANCE

     The Servicer will cause to be maintained fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the outstanding Principal Balance on the Mortgage Loan and any related senior lien(s), (ii) the full insurable value of the premises securing the Mortgage Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis in each case in an amount not less than such amount as is necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Generally, if the Mortgaged Property is in an area identified in the Federal Register by the Flood Emergency Management Agency as FLOOD ZONE "A", such flood insurance has been made available and the Servicer determines that such insurance is necessary in accordance with accepted second mortgage servicing practices of prudent lending institutions, the Servicer will cause to be purchased a flood insurance policy with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (a) the outstanding Principal Balance of the Mortgage Loan and the first lien, (b) the full insurable value of the Mortgaged Property, or (c) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended. The Servicer will also maintain on REO Property, to the extent such insurance is available, fire and hazard insurance in the applicable amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted second mortgage servicing practices of prudent lending institutions, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary second mortgage servicing procedures) will be deposited in the Collection Account, subject to retention by the Servicer to the extent such amounts constitute servicing compensation or to withdrawal pursuant to the Agreement.

     In the event that the Servicer obtains and maintains a blanket policy as provided in the Agreement insuring against fire and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance of the Mortgage Loans without coinsurance; and otherwise complies with the requirements of the first paragraph of this subsection, the Servicer will be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

     The Servicer will foreclose upon or otherwise comparably convert to ownership Mortgaged Properties securing such of the Mortgage Loans as come into default when, in accordance with applicable servicing procedures under the Agreement, no satisfactory arrangements can be made for the collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer will follow such practices as it deems necessary or advisable and as are in keeping with its general subordinate mortgage servicing activities, provided the Servicer will not be required to expend its own funds in connection with foreclosure or other conversion, correction of default on a related senior mortgage loan or restoration of any property unless, in its sole judgment, such foreclosure, correction or restoration will increase Net Liquidation Proceeds. (Section 3.06) The Servicer will be reimbursed out of Liquidation Proceeds for advances of its own funds as liquidation expenses before any Net Liquidation Proceeds are distributed to Certificateholders.

SERVICING COMPENSATION AND PAYMENT OF EXPENSES

     With respect to each Due Period, other than the first Due Period, the Servicer will receive from interest payments in respect of the Mortgage Loans a portion of such interest payments as a monthly Servicing Fee in the amount equal to ____% per annum ("Servicing Fee Rate") on the Principal Balance of each Mortgage Loan as of the first day of each such Due Period as to which such payment was made. All assumption fees, late payment charges and other fees and charges, to the extent collected from borrowers, will be retained by the Servicer as additional servicing compensation.

     The Servicer will pay certain ongoing expenses associated with the Trust and incurred by it in connection with its responsibilities under the
Agreement, including, without limitation, payment of the fees and disbursements of the Trustee, any custodian appointed by the Trustee, the Certificate Registrar and any paying agent.

     The  Servicer's   right  to  reimbursement  for  unreimbursed  Servicing
Advances is limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, released mortgaged property proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed. The Servicer's right to reimbursement for unreimbursed Monthly Advances shall be limited to late collections of interest on any Mortgage Loan and to Liquidation Proceeds and Insurance Proceeds on the related Mortgage Loan. The Servicer's right to such reimbursements is prior to the rights of Certificateholders.

EVIDENCE AS TO COMPLIANCE

     The Agreement provides for delivery on or before the last day of the fifth month following the end of the Servicer's fiscal year, beginning in 199_, to the Trustee, the Certificate Insurer and the Rating Agencies of an annual statement signed by an officer of the Servicer to the effect that the Servicer has fulfilled its material obligations under the Agreement throughout the preceding fiscal year, except as specified in such statement. (Section 3.10)

     On or before the last day of the fifth month following the end of the Servicer's fiscal year, beginning in 199_, the Servicer will furnish a report prepared by a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Depositor) to the Trustee, the Certificate Insurer and the Rating Agencies to the effect that such firm has examined certain documents and the records relating to servicing of the Mortgage Loans under the Uniform Single Audit Program for Mortgage Bankers and such firm's conclusion with respect thereto. (Section 3.11)

     The Servicer's fiscal year is the calendar year.

CERTAIN MATTERS REGARDING THE SERVICER

     The Agreement provides that the Servicer may not resign from its obligations and duties thereunder, except in connection with a permitted transfer of servicing, unless (i) such duties and obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities of a type and nature presently carried on by it or its affiliate or (ii) upon the satisfaction of the following conditions: (a) the Servicer has proposed a successor servicer to the Trustee in writing and such proposed successor servicer is reasonably acceptable to the Trustee; (b) the Rating Agencies have confirmed to the Trustee that the appointment of such proposed successor servicer as the Servicer will not result in the reduction or withdrawal of the then current rating of the Certificates; and (c) such proposed successor servicer is reasonably acceptable to the Certificate Insurer. No such resignation will become effective until the Trustee or a successor servicer has assumed the Servicer's obligations and duties under the Agreement. (Section 7.04)

     The Servicer may perform any of its duties and obligations under the Agreement through one or more subservicers or delegates, which may be affiliates of the Servicer. Notwithstanding any such arrangement, the
Servicer  will   remain  liable  and   obligated  to  the  Trustee   and  the
Certificateholders for the Servicer's duties and obligations under the Agreement, without any diminution of such duties and obligations and as if the Servicer itself were performing such duties and obligations. (Section 7.05)

     The Agreement provides that the Servicer will indemnify the Trust Fund and the Trustee from and against any loss, liability, expense, damage or injury suffered or sustained as a result of the Servicer's actions or omissions in connection with the servicing and administration of the Mortgage Loans which are not in accordance with the provisions of the Agreement. The Agreement provides that neither the Depositor nor the Servicer nor their directors, officers, employees or agents will be under any other liability to the Trust, the Trustee, the Certificateholders or any other person for any action taken or for refraining from taking any action pursuant to the Agreement. However, neither the Depositor nor the Servicer will be protected against any liability which would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence of the Depositor or the Servicer in the performance of its duties under the Agreement or by reason of reckless disregard of its obligations thereunder. In addition, the Agreement provides that the Servicer will not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its servicing responsibilities under the Agreement. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interest of the Certificateholders thereunder. (Sections 7.03, 7.05, 7.06 and 8.02)

     Any corporation into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any corporation succeeding to the business of the Servicer shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything in the Agreement to the contrary notwithstanding. (Section 7.02)

EVENTS OF SERVICING TERMINATION

     "Events of Servicing Termination" will consist of: (i) (A) any failure by the Servicer to make any required Monthly Advance or (B) any other failure of the Servicer to deposit in the Collection Account any deposit required to be made under the Agreement, which failure continues unremedied for one Business Day after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificateholders evidencing an aggregate, undivided interest in the Trust Fund of at least 25% of the Certificate Principal Balance; (ii) any failure by the Servicer duly to observe or perform in any material respect any other of its covenants or agreements in the Agreement which, in each case, materially and adversely affects the interests of the Certificateholders and continues unremedied for 60 days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificateholders evidencing an aggregate, undivided interest in the Trust of at least 25% of the Certificate Principal Balance; (iii) any failure by the Servicer to make any required Servicing Advance, which failure continues unremedied for a period of 30 days after the giving of written notice of such failure to the Servicer by the Trustee, or to the Servicer and the Trustee by the Certificateholders evidencing an aggregate, undivided interest in the Trust of at least 25% of the Certificate Principal Balance; or (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to the Servicer and certain actions by the Servicer indicating insolvency, reorganization or inability to pay its obligations (an "Insolvency Event").

     Upon the occurrence and continuation beyond the applicable grace period of the event described in clause (i) (A) above, if any Monthly Advance is not made by 12:00 Noon New York Time on the second Business Day prior to the applicable Distribution Date, the Trustee or a successor Servicer will immediately assume the duties of the Servicer.

     Upon removal or resignation of the Servicer, the Trustee will be the Successor Servicer (the "Successor Servicer"). The Trustee, as Successor Servicer, will be obligated to make Monthly Advances and Servicing Advances and certain other advances unless it determines reasonably and in good faith that such advances would not be recoverable. If, however, the Trustee is unwilling or unable to act as Successor Servicer, or if the majority of Certificateholders so requests, the Trustee may appoint, or petition a court of competent jurisdiction to appoint any established mortgage loan servicing institution having a net worth of not less than $15,000,000 as the Successor Servicer in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer.

     Notwithstanding the foregoing, a delay in or failure of performance referred to under clause (i) above for a period of ten Business Days or referred to under clause (ii) above for a period of 30 Business Days, shall not constitute an Event of Servicing Termination if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or other similar occurrence. Upon the occurrence of any such event the Servicer shall not be relieved from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Agreement and the Servicer shall provide the Trustee, the Depositor, and the Certificateholders prompt notice of such failure or delay by it, together with a description of its efforts to so perform its obligations.

RIGHTS UPON AN EVENT OF SERVICING TERMINATION

     So long as an Event of Servicing Termination remains unremedied, either the Trustee, or Certificateholders evidencing an aggregate, undivided interest in the Trust of at least 51 % of the Certificate Principal Balance may terminate all of the rights and obligations of the Servicer under the
Agreement and in and to the Mortgage Loans, whereupon the Trustee will succeed to all the responsibilities, duties and liabilities of the Servicer under the Agreement and will be entitled to similar compensation arrangements. In the event that the Trustee would be obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a housing and home finance institution or other mortgage loan or home equity loan servicer with all licenses and permits required to perform its obligations under the Agreement and having a net worth of at least $25,000,000 to act as successor to the Servicer under the Agreement. Pending such appointment, the Trustee will be obligated to act in such capacity unless prohibited by law. Such successor will be entitled to receive the same compensation that the Servicer would otherwise have received (or such lesser compensation as the Trustee and such successor may agree). (Sections 8.01 and 8.02) A receiver or conservator for the Servicer may be empowered to prevent the termination and replacement of the Servicer if the only Event of Servicing Termination that has occurred is an Insolvency Event.

AMENDMENT

     The Agreement may be amended from time to time by the Transferor, the Servicer, the Depositor and the Trustee, but without the consent of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with any other provisions of the Agreement, to add to the duties of the Depositor or the Servicer to comply with any requirements imposed by the Internal Revenue Code or any regulation thereunder, or to add or amend any provisions of the Agreement as required by the Rating Agencies in order to maintain or improve any rating of the Certificates (it being understood that, after obtaining the ratings in effect on the Closing Date, neither the Depositor, the Trustee nor the Servicer is obligated to obtain, maintain, or improve any such rating) or to add any other provisions with respect to matters or questions arising under the Agreement which shall not be inconsistent with the provisions of the Agreement, provided that such action will not, as evidenced by an opinion of counsel, materially and adversely affect the interests of any Certificateholder; provided, that any such amendment will not be deemed to materially and adversely affect the Certificateholders and no such opinion will be required to be delivered if the person requesting such amendment obtains a letter from each Rating Agency stating that such amendment would not result in a downgrading of the then current rating of the Certificates. The Agreement may also be amended from time to time by the Transferor, the Servicer, the Depositor, and the Trustee, with the consent of Certificateholders evidencing an aggregate, undivided interest in the Trust of at least 51% of the Certificate Principal Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Certificateholders, provided that no such amendment will (i) reduce in any manner the amount of, or delay the timing of, collections of payments on the Certificates or distributions or payments under the Policy which are required to be made on any Certificate without the consent of the Certificateholder or
(ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding. (Section 11.01)

TERMINATION; RETIREMENT OF THE CERTIFICATES

     The Trust will terminate on the Distribution Date following the later of
(A) payment in full of all amounts owing to the Certificate Insurer and (B) the earliest of (i) the Distribution Date on which the Security Principal Balance has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan in the Trust, (iii) the optional transfer to the Servicer of the Mortgage Loans, as described below and (iv) the Distribution Date in (____________), on which date the Policy will be available to pay the outstanding Class A Principal Balance.

     The Servicer will have the right to repurchase all remaining Mortgage Loans and REO Properties in the Trust and thereby effect early retirement of the Certificates, subject to the Pool Balance of such Mortgage Loans and REO Properties at the time of repurchase being less than or equal to (__%) of the Pool Balance as of the Cut-Off Date. In the event the Servicer exercises such option, the purchase price distributed with respect to each Certificate will be 100% of its then outstanding principal balance (subject to reduction as provided in the Agreement if the purchase price is based in part on the appraised value of any REO Properties and such appraised value is less than the Principal Balance of the related Mortgage Loans plus (y) the greater of
(i) the aggregate amount of accrued and unpaid interest on the Mortgage Loans through the related Due Period and (ii) 30 days' accrued interest thereon at the Loan Rate, in each case net of the Servicing Fee plus (z) any unreimbursed amounts due to the Certificate Insurer under the Agreement and I and I Payments.

     The termination of the Trust will be effected in a manner consistent with applicable federal income tax regulations and the status of the Trust as a REMIC.

OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS

     Any affiliate of the Transferor has the option to purchase from the Trust Fund any Mortgage Loan 90 days or more delinquent at a purchase price equal to the outstanding principal balance of such Mortgage Loan as of the date of purchase, plus the greater of (i) all accrued and unpaid interest on such principal balance and (ii) 30 days' interest on such principal balance, computed at the Loan Rate.

     Notwithstanding the foregoing, any such affiliate of the Transferor may only exercise its option with respect to the Mortgage Loan or Mortgage Loans that have been delinquent for the longest period at the time of such repurchase.

THE TRUSTEE

     (                                             ) with its principal place
of business in  (                  ), has been named Trustee  pursuant to the
Agreement.

     The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor and the Servicer.

     The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee, (as approved by the (Letter of Credit) (Surety Bond) Provider). The Depositor may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. Upon becoming aware of such circumstances, the Depositor will be obligated to appoint a successor Trustee(, as approved by the (Letter of Credit) (Surety Bond) Provider). Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. (Section 9.07)

     No holder of a Certificate will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless Certificateholders evidencing an aggregate, undivided interest in the Trust of at least 51% of the Certificate Principal Balance have made written requests upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. (Section 11.03) The Trustee will be under no obligation to exercise any of the trusts or powers vested in it by the Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby. (Sections 9.01 and 9.02)

CERTAIN ACTIVITIES

     The Trust Fund will not: (i) borrow money; (ii) make loans; (iii) invest in securities for the purpose of exercising control; (iv) underwrite securities; (v) except as provided in the Agreement, engage in the purchase and sale (or turnover) of investments; (vi) offer securities in exchange for property (except Certificates for the Mortgage Loans); or (vii) repurchase or otherwise reacquire its securities. See "--Evidence as to Compliance" above for information regarding reports as to the compliance by the Servicer with the terms of the Agreement.


                    DESCRIPTION OF THE PURCHASE AGREEMENT

     The Mortgage Loans to be transferred to the Trust by the Depositor will be purchased by the Depositor from __________________________________ (the
"Transferor") pursuant to the Purchase Agreement to be entered into between the Depositor, as purchaser of the Mortgage Loans, and the Transferor, as seller of the Mortgage Loans. Under the Purchase Agreement, the Transferor will agree to transfer the Mortgage Loans to the Depositor. Pursuant to the Agreement, the Mortgage Loans will be immediately transferred by the Depositor to the Trust, and the Depositor will assign its rights in, to and under the Purchase Agreement, to the Trust. The following summary describes certain terms of the form of the Purchase Agreement and is qualified in its entirety by reference to the form of Purchase Agreement.

TRANSFER OF MORTGAGE LOANS

     Pursuant to the Purchase Agreement, the Transferor will transfer and assign to the Depositor all of its right, title and interest in and to the Mortgage Loans and the Related Documents. The purchase price of the Mortgage Loans is a specified percentage of the face amount thereof as of the time of transfer and is payable by the Depositor, as applicable, in cash.

REPRESENTATIONS AND WARRANTIES

     The Transferor will represent and warrant to the Depositor that, among other things, as of the Closing Date, it is duly organized and in good standing and that it has the authority to consummate the transactions contemplated by the Purchase Agreement.

     The Transferor will also represent and warrant to the Depositor, that, among other things, (a) the information with respect to the applicable Mortgage Loan set forth in the schedule attached to the Purchase Agreement is true and correct in all material respects and (b) immediately prior to the sale of the Mortgage Loans to the Depositor, the Transferor was the sole owner and holder of the Mortgage Loans free and clear of any and all liens and security interests. The Transferor will make similar representations and warranties in the Agreement. The Transferor will also represent and warrant to the Depositor, that, among other things, as of the Closing Date, the Purchase Agreement constitutes a legal, valid and binding obligation of the Transferor. In the event of a breach of any such representations and warranties which has a material adverse effect on the interests of the Certificateholders or the Certificate Insurer, the Transferor will repurchase or substitute for the Mortgage Loans as described herein under "DESCRIPTION OF THE CERTIFICATES--Assignment of Mortgage Loans."

     The Transferor has also agreed to indemnify the Depositor and the Trust from and against certain losses, liabilities and expenses (including reasonable attorneys' fees) suffered or sustained pursuant to the Purchase Agreement.

ASSIGNMENT TO THE TRUST

     The Transferor expressly acknowledges and consents to the Depositor's transfer of its rights relating to the Mortgage Loans under the Purchase
Agreement to the Trust. The Transferor also agrees to perform its obligations under the Purchase Agreement for the benefit of the Trust.

TERMINATION

     The Purchase Agreement will terminate upon the termination of the Trust.


                               USE OF PROCEEDS

     The net proceeds to be received from the sale of the Certificates will be applied by the Depositor towards the purchase of the (Mortgage Loans) (Private Securities). The (Mortgage Loans) (Private Securities) will have been acquired by the Depositor from the Transferor.


                   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     The following discussion, which summarizes certain U.S. federal income tax aspects of the purchase, ownership and disposition of the Certificates, is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations thereunder, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change, possibly retroactively. This discussion does not address every aspect of the U.S. federal income tax laws which may be relevant to Certificate Owners in light of their personal investment circumstances or to certain types of Certificate Owners subject to special treatment under the
U.S.  federal  income  tax  laws  (for  example,  banks  and  life  insurance companies). Accordingly, investors should consult their tax advisors regarding U.S. federal, state, local, foreign and any other tax consequences to them of investing in the Certificates.

CHARACTERIZATION OF THE CERTIFICATES AS INDEBTEDNESS

     Based on the application of existing law to the facts as set forth in the Agreement and other relevant documents and assuming compliance with the terms of the Agreement as in effect on the date of issuance of the Certificates, Brown & Wood LLP, special tax counsel to the Depositor ("Tax Counsel"), is of the opinion that the Certificates will be treated as debt instruments for Federal income tax purposes as of such date. Accordingly, upon issuance, the Certificates will be treated as "Debt Securities" as described in the Prospectus. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" in the Prospectus.

     The Transferor and the Certificateholders express in the Agreement their intent that, for applicable tax purposes, the Certificates will be indebtedness secured by the Mortgage Loans. The Transferor, the Depositor and the Certificateholders, by accepting the Certificates, and each Certificate Owner by its acquisition of a beneficial interest in a Certificate, have agreed to treat the Certificates as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the Transferor intends to treat this transaction as a sale of an interest in the Asset Balances of the Mortgage Loans for financial accounting and certain regulatory purposes.

     In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the Internal Revenue Service (the "IRS") and the courts have set forth several factors to be taken into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel has analyzed and relied on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Mortgage Loans has been retained by the Transferor and has not been transferred to the Certificate Owners.

     In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel has advised that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the Certificates as debt or otherwise makes the rationale of those cases inapplicable to this situation.

TAXATION OF INTEREST INCOME OF CERTIFICATE OWNERS

     Assuming that the Certificate Owners are holders of debt obligations for U.S. federal income tax purposes, the Certificates generally will be taxable as Debt Securities. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS" in the Prospectus.

     While it is  not anticipated that the  Certificates will be issued  at a greater than de minimis discount, under Treasury regulations (the "OID Regulations") it is possible that the Certificates could nevertheless be deemed to have been issued with original issue discount ("OID") if the interest were not treated as "unconditionally payable" under the OID Regulations. If such regulations were to apply, all of the taxable income to be recognized with respect to the Certificates would be includible in income of Certificate Owners as OID, but would not be includible again when the interest is actually received. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Debt Securities; Interest and Acquisition Discount" in the Prospectus for a discussion of the application of the OID rules if the Certificates are in fact issued at a greater than de minimis discount or are treated as having been issued with OID under the OID Regulations. For purposes of calculating OID, it is likely that the Certificates will be treated as Pay-Through Securities.

POSSIBLE CLASSIFICATION OF THE CERTIFICATES AS A PARTNERSHIP OR ASSOCIATION TAXABLE AS A CORPORATION

     The opinion of Tax Counsel is not binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this Prospectus with respect to the Certificates constitutes a sale of the Mortgage Loans (or an interest therein) to the Certificate Owners and that the proper classification of the legal relationship between the Transferor and the Certificate Owners resulting from this transaction is that of a partnership (including a publicly traded partnership), a publicly traded partnership treated as a corporation, or an association taxable as a corporation. Since Tax Counsel has advised that the Certificates will be treated as indebtedness in the hands of the Certificateholders for U.S. federal income tax purposes, the Transferor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations as such requirements would apply if the Certificates were treated as indebtedness.

     If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the Trust would be subject to U.S. federal income tax at corporate income tax rates on the income it derives from the Mortgage Loans, which would reduce the amounts available for distribution to the Certificate Owners. Cash distributions to the Certificate Owners generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits.

     If the transaction were treated as creating a partnership between the Certificate Owners and the Transferor, the partnership itself would not be subject to U.S. federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the Transferor and each Certificate Owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the Certificate Owner could differ if the Certificates were held to constitute partnership interests rather than indebtedness.

POSSIBLE CLASSIFICATION AS A TAXABLE MORTGAGE POOL

     In relevant part, Section 7701(i) of the Code provides that any entity (or a portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Subject to a grandfather provision for existing entities, any entity (or a portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages, (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the entity's debt obligations (or an underlying arrangement), payments on such debt obligations bear a relationship to the debt instruments held by the entity.

     Assuming that all of the provisions of the Agreement, as in effect on the date of issuance, are complied with, Tax Counsel is of the opinion that the arrangement created by the Agreement will not be a taxable mortgage pool under Section 7701(i) of the Code because only one class of indebtedness secured by the Mortgage Loan is being issued.

     The opinion of Tax Counsel is not binding on the IRS or the courts. If the IRS were to contend successfully (or future regulations were to provide) that the arrangement created by the Agreement is a taxable mortgage pool, such arrangement would be subject to U.S. federal corporate income tax rate on its taxable income generated by ownership of the Mortgage Loans. Such a tax might reduce amounts available for distributions to Certificate Owners. The amount of such tax would depend upon whether distributions to Certificate Owners would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

FOREIGN INVESTORS

     In general, subject to certain exceptions, interest (including OID) paid on a Certificate to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax, provided that such interest is not effectively connected with a trade or business of the recipient in the United States and the Certificate Owner provides the required foreign person information certification. See "CERTAIN FEDERAL INCOME TAX CONSIDERATIONS--Tax Treatment of Foreign Investors" in the Prospectus.

     If the interests of the Certificate Owners were deemed to be partnership interests, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of such foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, such foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against such foreign partner's U.S. income tax liability.

     If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.

BACKUP WITHHOLDING

     Certain Certificate Owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Certificates if the Certificate Owners, upon issuance, fail to supply the Trustee or his broker with his taxpayer identification number, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee or his broker with a certified statement, under penalty of perjury, that he is not subject to backup withholding.

     The Trustee will be required to report annually to the IRS, and to each Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Certificates (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "Certificateholder" of record is Cede, as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on the Certificates owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct Federal taxpayer identification number and a statement that he or she is not subject to backup withholding. Should a non-exempt Certificate Owner fail to provide the required certification, the Participants or Indirect Participants will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's Federal income tax liability.


                                 STATE TAXES

     The Depositor makes no representations regarding the tax consequences of purchase, ownership or disposition of the Certificates under the tax laws of any state. Investors considering an investment in the Certificates should consult their own tax advisors regarding such tax consequences.

     ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE CERTIFICATES.


                             ERISA CONSIDERATIONS

     Any Plan fiduciary which proposes to cause a Plan to acquire any of the Certificates should consult with its counsel with respect to the potential consequences under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code, of the Plans acquisition and ownership of such Certificates. See "ERISA Considerations" in the Prospectus.

     The U.S. Department of Labor has granted to Greenwich Capital Markets, Inc. ("GCM") Prohibited Transaction Exemption 90-59 (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which GCM or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. The Exemption will apply to the acquisition, holding and resale of the Certificates by a Plan provided that certain conditions (certain of which are described below) are met.

     Among the conditions which must be satisfied for the Exemption to apply are the following:

          (1) The acquisition of the Certificates by a Plan is on terms (including the price for such Certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

          (2) The rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

          (3) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch Investors Service, L.P.;

          (4) The sum of all payments made to and retained by the Underwriter in connection with the distribution of the Certificates represents not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Transferors pursuant to the sale of the Mortgage Loans to the Trust represents not more than the fair market value of such Mortgage Loans; the sum of all payments made to and retained by the Servicer represent not more than reasonable compensation for the Servicers' services under the Agreement and reimbursement of the Servicer's reasonable expenses in connection therewith;

          (5) The Trustee is not an affiliate of the Underwriter, the Transferor, the Servicer, the (Letter of Credit) (Surety Bond) provider, any borrower whose obligations under one or more Mortgage Loans constitute more than 5% of the aggregate unamortized principal balance of the assets in the Trust, or any of their respective affiliates (the "Restricted Group"); and

          (6) The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     The Underwriter believes that the Exemption will apply to the acquisition and holding of the Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors will be met.

     Any Plan fiduciary considering whether to purchase any Certificates on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Certificates, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions.

     Prospective institutional purchasers of the Certificates should consult with their counsel regarding ERISA considerations associated with such a purchase. Purchasers should analyze whether the decision may have an impact with respect to purchases of the Certificates.


                       LEGAL INVESTMENT CONSIDERATIONS

     (Although, as a condition to their issuance, the Certificates will be rated in the highest rating category of each Rating Agency,) the Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"), because not all of the Mortgages securing the Mortgage Loans are first mortgages. Accordingly, many institutions with legal authority to invest in comparably rated securities based on first mortgage loans may not be legally authorized to invest in the Certificates, which because they evidence interests in a pool that includes junior mortgage loans are not "mortgage related securities" under SMMEA. See "LEGAL INVESTMENT" in the Prospectus.


                                 UNDERWRITING

     Subject to the terms and conditions set forth in the underwriting agreement, dated _________, 199_ (the "Underwriting Agreement"), among the Depositor and Greenwich Capital Markets, Inc. (the "Underwriter"), the
Depositor has agreed to sell to the Underwriter and the Underwriter has agreed to purchase from the Depositor all of the Certificates.

     The Depositor has been advised by the Underwriter that it proposes to initially offer the Certificates to the public at the offering price set forth herein and to certain dealers at such price less a discount not in excess of _____% of the Certificate denominations. The Underwriter may allow and such dealers may reallow a discount not in excess of _____% of the Certificate denominations to certain other dealers. After the initial public offering, the public offering price, such concessions and such discounts may be changed.

     Until the distribution of the Certificates is completed, rules of the Commission may limit the ability of the Underwriter and certain selling group members to bid for and purchase the Certificates. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Certificates.

     In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

     Neither the Depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Certificates. In addition, neither the Depositor nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

     After the initial public offering of the Certificates, the public offering price and such concessions may be changed.

     The Depositor is an affiliate of the Underwriter.

     The Underwriting Agreement provides that the Depositor will indemnify the Underwriter against certain civil liabilities, including liabilities under the Act.


                                LEGAL MATTERS

     Certain legal matters with respect to the Certificates will be passed upon for the Depositor by Brown & Wood LLP, New York, New York and for the Underwriters by Brown & Wood LLP, New York, New York.


                                   RATINGS

     It is a  condition to issuance that  the Certificates be rated  at least
(          )  by  at  least  two  nationally  recognized  statistical  rating organizations.

     A securities rating addresses the likelihood of the receipt by Certificateholders of distributions on the Mortgage Loans. The rating takes into consideration the characteristics of the Mortgage Loans and the structural, legal and tax aspects associated with the Certificates. The ratings on the Certificates do not, however, constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans or the possibility that Certificateholders might realize a lower than anticipated yield.

     (The ratings assigned to the Certificates will depend primarily upon the creditworthiness of the (Letter of Credit) (Surety Bond) provider. Any reduction in a rating assigned to the claims-paying ability of the (Letter of Credit) (Surety Bond) provider below the ratings initially assigned to the Certificates may result in a reduction of one or more of the ratings assigned to the Certificates.)

     The ratings assigned by Duff & Phelps Credit Rating Co. ("D&P") to securities address the likelihood of the receipt by the certificateholders of all distributions to which they are entitled under the transaction structure. D&P's ratings reflect its analysis of the riskiness of the assets and its analysis of the structure of the transaction as set forth in the operative documents. D&P's ratings do not address the effect on yield on the certificates attributable to prepayments or recoveries on the underlying assets.

     The ratings assigned by Fitch Investors Service, L.P. ("Fitch") to certificates address the likelihood of the receipt of all distributions on the mortgage loans by the related certificateholders under the agreements pursuant to which such certificates are issued. Fitch's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on the pool is adequate to make the payments required by such certificates. Fitch ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments of the assets.

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") to certificates address the likelihood of the receipt by certificateholders of all distributions to which such certificateholders are entitled. Moody's ratings on certificates do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that certificateholders might suffer a lower than anticipated yield as a result of prepayments.

     The ratings assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies ("Standard & Poor's"), to certificates address the likelihood of the receipt of all distributions on the assets by the related certificateholders under the agreements pursuant to which such certificates are issued. Standard & Poor's ratings take into consideration the credit quality of the related pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. Standard & Poor's ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related assets. The letter "r" attached to a Standard & Poor's rating highlights derivative, hybrid and certain other types of certificates that Standard & Poor's believes may experience high volatility or high variability in expected returns due to non-credit risks. The absence of an "r" symbol in the rating of a class of certificates should not be taken as an indication that such certificates will exhibit no volatility or variability in total return.

     A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each securities rating should be evaluated independently of similar ratings on different securities.




                            INDEX OF DEFINED TERMS
                            ----------------------

Terms                                                                    Page
-----                                                                    ----

Accredited investor . . . . . . . . . . . . . . . . . . . . . . . . . .  S-41
accredited investor . . . . . . . . . . . . . . . . . . . . . . . . . .  S-41
Additional Balances . . . . . . . . . . . . . . . . . . . . . . . . S-3, S-19
Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3
Amortization Period . . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
Assignment of Mortgage Loans  . . . . . . . . . . . . . . . . . . . . .  S-22
Beneficial owner  . . . . . . . . . . . . . . . . . . . . .  S-14, S-21, S-20
BIF . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-14, S-24
Billing cycle . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-5
Book-Entry Certificates . . . . . . . . . . . . . . . . . .  S-13, S-21, S-20
Cede  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
CEDEL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Certificate Owners  . . . . . . . . . . . . . . . . . . S-13, S-21, S-6, S-20
Certificate Principal Balance . . . . . . . . . . . . . . . . . . . . .  S-19
Certificate Rate  . . . . . . . . . . . . . . . . . . . . . .  S-3, S-7, S-27
Certificateholder . . . . . . . . . . . . . . . . . . . . .  S-14, S-21, S-20
Certificates  . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3, S-25
Citibank  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-37
Collection Account  . . . . . . . . . . . . . . . . . . . . . S-14, S-6, S-23
Collection Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7
Collections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Combined Loan-to-Value Ratio  . . . . . . . . . . . . . . . . . . . . . . S-4
Credit Limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Credit Limit Utilization Rate . . . . . . . . . . . . . . . . . . . . .  S-18
Credit Line Agreements  . . . . . . . . . . . . . . . . . . . S-3, S-17, S-19
Cut-Off Date  . . . . . . . . . . . . . . . . . . . . . . S-1, S-3, S-4, S-18
Cut-Off Date Pool Balance . . . . . . . . . . . . . . . . . . . . . . . . S-4
Cut-Off Date Principal Balance  . . . . . . . . . . . . . . . . . . S-3, S-19
D&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-43
Debt-to-Gross Income Ratio  . . . . . . . . . . . . . . . . . . . . . .  S-14
Defaulted Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . .  S-24
Defective Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . .  S-22
Definitive Certificate  . . . . . . . . . . . . . . . . . .  S-14, S-21, S-20
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . S-9, S-25
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . .  S-14
Distribution Date . . . . . . . . . . . . . . . . . . . . . .  S-1, S-7, S-25
DTC . . . . . . . . . . . . . . . . . . . . . . . . . . S-13, S-21, S-6, S-20
Early Amortization Event  . . . . . . . . . . . . . . . . . . . . . . .  S-28
Eligible Account  . . . . . . . . . . . . . . . . . . . . . . . .  S-14, S-23
Eligible Additional Mortgage Loan . . . . . . . . . . . . . . . . . . .  S-22
Eligible Substitute Mortgage Loan . . . . . . . . . . . . . . . . . . .  S-21
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11, S-40
Euroclear . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
European Depositaries . . . . . . . . . . . . . . . . . S-14, S-21, S-6, S-20
Events of Servicing Termination . . . . . . . . . . . . . . . . . . . .  S-33
Exemption . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-40
First Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-12
Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-43
GCM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-40
Home equity loans . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Index Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-27
Index Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-15
Insolvency Event  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-33
Interest Collections  . . . . . . . . . . . . . . . . . . . . . . . S-6, S-24
Interest Period . . . . . . . . . . . . . . . . . . . . . . . . . . S-7, S-27
Investor Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Investor Percentage . . . . . . . . . . . . . . . . . . . . . . . . S-8, S-24
IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-38
LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-7, S-27
LIBOR Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-27
Liquidation Loss Amount . . . . . . . . . . . . . . . . . . . . . . . .  S-24
Loan Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4, S-15
Margin  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-15
Maximum Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-14
Moody's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-43
Morgan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3, S-19
Mortgage related securities . . . . . . . . . . . . . . . . . . . . S-9, S-11
Mortgaged Properties  . . . . . . . . . . . . . . . . . . . . . . . S-3, S-19
Notice Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-22
OID . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-38
OID Regulations . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-38
Original Principal Balance  . . . . . . . . . . . . . . . . . . . . S-4, S-19
Percentage Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . S-6
Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11
Pool Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-3, S-5
Prime rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-15
Principal Allocation  . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . .  S-3, S-4
Principal Collections . . . . . . . . . . . . . . . . . . . . . . . S-6, S-24
Private Securities  . . . . . . . . . . . . . . . . . . . . .  S-1, S-3, S-19
Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . S-4
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-11
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-25
Registration of Certificates  . . . . . . . . . . . . . . . . . . . . .  S-25
Related Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Relevant Depositary . . . . . . . . . . . . . . . . . . . .  S-14, S-21, S-20
Restricted Group  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-41
Reuters Screen LIBO Page  . . . . . . . . . . . . . . . . . . . . . . .  S-27
Revolving Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-8
SAIF  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-14, S-24
Security Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-23
Security Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . S-5
Security Principal Balance Loss Deduction Amount  . . . . . . . . . . .  S-26
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-3, S-7, S-13
Servicing Fee . . . . . . . . . . . . . . . . . . . . . . . . . .  S-10, S-17
Servicing Fee Rate  . . . . . . . . . . . . . . . . . . . .  S-10, S-17, S-31
SMMEA . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-9, S-11, S-42
Standard & Poor's . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-43
Substitution Adjustment . . . . . . . . . . . . . . . . . . . . . . . .  S-21
Successor Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . .  S-33
Tax Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-37
Transferor  . . . . . . . . . . . . . . . . . . . . . . . . . S-3, S-13, S-36
Transferor Interest . . . . . . . . . . . . . . . . . . . . . . . . S-4, S-20
Transferor Percentages  . . . . . . . . . . . . . . . . . . . . . . . .  S-20
Transferor Portfolio  . . . . . . . . . . . . . . . . . . . . . . . . .  S-13
Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-1, S-3
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-3, S-10
Unallocated Principal Collections . . . . . . . . . . . . . . . . . . .  S-25
Underwriter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  S-42
Underwriting Agreement  . . . . . . . . . . . . . . . . . . . . . . . .  S-42
Unpaid Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . .  S-26
(Letter of Credit) (Surety Bond)  . . . . . . . . . . . . . . . . . . . . S-9
(Letter of Credit) (Surety Bond) Amount . . . . . . . . . . . . . . S-9, S-28
(Letter of Credit) (Surety Bond) Issuer . . . . . . . . . . . . . . . . . S-9




                                   ANNEX I






==================================================         ==========================================================
NO DEALER,  SALESMAN  OR  OTHER  PERSON  HAS  BEEN
AUTHORIZED TO GIVE  ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS  OTHER  THAN  THOSE  CONTAINED  IN
THIS  PROSPECTUS SUPPLEMENT  OR THE  PROSPECTUS IN
CONNECTION WITH THE OFFER MADE  BY THIS PROSPECTUS
SUPPLEMENT AND  THE PROSPECTUS  AND,  IF GIVEN  OR
MADE,  SUCH  INFORMATION  OR  REPRESENTATIONS MUST                             $(_____________)
NOT BE  RELIED UPON AS  HAVING BEEN  AUTHORIZED BY                               (APPROXIMATE)
THE UNDERWRITER.    NEITHER THE  DELIVERY OF  THIS
PROSPECTUS  NOR  ANY  SALE  MADE  HEREUNDER  SHALL                             HOME EQUITY LOAN
UNDER  ANY  CIRCUMSTANCES  CREATE  ANY IMPLICATION                               ASSET BACKED
THAT  THERE  HAS BEEN  NO  CHANGE  SINCE THE  DATE                       CERTIFICATES, SERIES 199__-__
HEREOF.    THIS  PROSPECTUS  SUPPLEMENT   AND  THE
PROSPECTUS   DO  NOT   CONSTITUTE   AN  OFFER   OR
SOLICITATION  BY  ANYONE IN  ANY  JURISDICTION  IN
WHICH SUCH  OFFER  OR SOLICITATION  IS NOT  AUTHO-
RIZED OR IN  WHICH THE PERSON MAKING SUCH OFFER OR
SOLICITATION  IS  NOT QUALIFIED  TO  DO  SO OR  TO
ANYONE  TO  WHOM  IT  IS  UNLAWFUL  TO  MAKE  SUCH
SOLICITATION.
                  _______________

                 TABLE OF CONTENTS                                     FINANCIAL ASSET SECURITIES CORP.
                                                                                   DEPOSITOR
               PROSPECTUS SUPPLEMENT
                                            PAGE
                                                                           (______________________)
Summary...................................  S-3                             TRANSFEROR AND SERVICER
Risk Factors.............................. S-12
The Home Equity Lending Program........... S-13
Servicing of the Mortgage Loans........... S-16
Description of the Mortgage Loans......... S-18
Prepayment and Yield Considerations....... S-18
Description of the Certificates........... S-19
Description of the Purchase Agreement..... S-36
Use of Proceeds........................... S-37
ERISA Considerations...................... S-37
Legal Investment Considerations........... S-42
Underwriting.............................. S-42
Legal Matters............................. S-42                        _________________________________
Ratings................................... S-42
                                                                             PROSPECTUS SUPPLEMENT
                                                                               [_________, 199_]
                                                                       _________________________________
                    PROSPECTUS

Prospectus Supplement or Current
  Report on Form 8-K.....................     2
Incorporation of Certain Documents by
  Reference..............................     2
Available Information....................     2
Reports to Securityholders...............     3
Summary of Terms.........................     4                         GREENWICH CAPITAL MARKETS, INC.
Risk Factors.............................    12
The Trust Fund...........................    17
Use of Proceeds..........................    22
The Depositor............................    22
Loan Program.............................    22
Description of the Securities............    24
Credit Enhancement.......................    33
Yield and Prepayment Considerations......    38
The Agreements...........................    41
Certain Legal Aspects of the Loans.......    54
Certain Federal Income Tax
  Considerations.........................    66
State Tax Considerations.................    85
ERISA Considerations.....................    85
Legal Investment.........................    88
Method of Distribution...................    90
Legal Matters............................    89
Financial Information....................    90
Rating...................................    90
===============================================            ==========================================================





                 SUBJECT TO COMPLETION, DATED JANUARY 12, 1997
PROSPECTUS
                           ASSET BACKED SECURITIES
                             (ISSUABLE IN SERIES)
                       FINANCIAL ASSET SECURITIES CORP.
                                  DEPOSITOR
                                -------------
    This Prospectus relates to the issuance of Asset Backed Certificates (the "Certificates") and the Asset Backed Notes (the "Notes" and, together with the Certificates, the "Securities"), which may be sold from time to time in one or more series (each, a "Series") by Financial Asset Securities Corp. (the "Depositor") on terms determined at the time of sale and described in this Prospectus and the related Prospectus Supplement. The Securities of a Series will evidence beneficial ownership of a trust fund (a "Trust Fund"). As specified in the related Prospectus Supplement, the Trust Fund for a Series of Securities will include certain assets (the "Trust Fund Assets") which will primarily consist of (i) closed-end and/or revolving home equity loans (the"Home Equity Loans") secured primarily by subordinate liens on one-
 to four-family residential properties, (ii) home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") that are either unsecured or secured primarily by subordinate liens on one- to four-family residential properties, or by purchase money security interests in the home improvements financed thereby (the "Home Improvements") and/or (iii) Private Asset Backed Securities (as defined herein). The Home Equity Loans and the Home Improvement Contracts are collectively referred to herein as the "Loans". The Trust Fund Assets will be acquired by the Depositor, either directly or indirectly, from one or more institutions (each, a "Seller"), which may be affiliates of the Depositor, and conveyed by the Depositor to the related Trust Fund. A Trust Fund also may include insurance policies, reserve accounts, reinvestment income, guaranties, obligations, agreements, letters of credit or other assets to the extent described in the related Prospectus Supplement.

    Each Series of Securities will be issued in one or more classes. Each class of Securities of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Trust Fund Assets in the related Trust Fund. A Series of Securities may include one or more classes that are senior in right of payment to one or more other classes of Securities of such Series. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof prior to one or more other classes of Securities of such Series or after the occurrence of specified events, in each case as specified in the related Prospectus Supplement.

    Distributions to Securityholders will be made monthly, quarterly, semi-annually or at such other intervals and on the dates specified in the related Prospectus Supplement. Distributions on the Securities of a Series will be made from the assets of the related Trust Fund or Funds or other assets pledged for the benefit of the Securityholders as specified in the related Prospectus Supplement.

    The related Prospectus Supplement will describe any insurance or guarantee provided with respect to the related Series of Securities including, without limitation, any insurance or guarantee provided by the Department of Housing and Urban Development, the United States Department of Veterans' Affairs or any private insurer or guarantor. The only obligations of the Depositor with respect to a Series of Securities will be to obtain certain representations and warranties from each Seller and to assign to the Trustee for the related Series of Securities the Depositor's rights with respect to such representations and warranties. The principal obligations of the Master Servicer named in the related Prospectus Supplement with respect to the related Series of Securities will be limited to obligations pursuant to certain representations and warranties and to its contractual servicing obligations, including any obligation it may have to advance delinquent payments on the Trust Fund Assets in the related Trust Fund.

    The yield on each class of Securities of a Series will be affected by, among other things, the rate of payments of principal (including prepayments) on the Trust Fund Assets in the related Trust Fund and the timing of receipt of such payments as described herein and in the related Prospectus Supplement. A Trust Fund may be subject to early termination under the circumstances described herein and in the related Prospectus Supplement.

    If specified in a Prospectus Supplement, one or more elections may be made to treat the related Trust Fund or specified portions thereof as a "real estate mortgage investment conduit" ("REMIC") for federal income tax purposes. See "Certain Material Federal Income Tax Consequences."

    FOR A DISCUSSION OF CERTAIN RISKS ASSOCIATED WITH AN INVESTMENT IN THE SECURITIES, SEE THE INFORMATION UNDER "RISK FACTORS" ON PAGE 11.

THE CERTIFICATES OF A GIVEN SERIES REPRESENT BENEFICIAL INTERESTS IN, AND THE
 NOTES OF A GIVEN SERIES REPRESENT OBLIGATIONS OF, THE RELATED TRUST FUND
   ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR,
     ANY SELLER OR ANY AFFILIATES THEREOF, EXCEPT TO THE EXTENT DESCRIBED
       IN THE RELATED PROSPECTUS SUPPLEMENT.  NEITHER THE SECURITIES NOR
         THE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY,
           EXCEPT TO THE EXTENT DESCRIBED IN THE RELATED PROSPECTUS
                                 SUPPLEMENT.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS
     THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
       COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
          PROSPECTUS OR THE RELATED PROSPECTUS SUPPLEMENT.
                ANY REPRESENTATION TO THE CONTRARY IS A
                             CRIMINAL OFFENSE.

    Prior to issuance there will have been no market for the Securities of any Series and there can be no assurance that a secondary market for any Securities will develop, or if it does develop, that it will continue. This Prospectus may not be used to consummate sales of Securities of any Series unless accompanied by a Prospectus Supplement. Offers of the Securities may be made through one or more different methods, including offerings through underwriters, as more fully described under "Method of Distribution" herein and in the related Prospectus Supplement. All Securities will be distributed by, or sold by underwriters managed by:

                       GREENWICH CAPITAL MARKETS, INC.


____________, 1997

    Until  90 days after the date  of each Prospectus Supplement, all dealers effecting transactions in the securities covered by such Prospectus Supplement, whether or not participating in the distribution thereof, may be required to deliver such Prospectus Supplement and this Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus and Prospectus Supplement when acting as underwriters and with respect to their unsold allotments or subscriptions.

             PROSPECTUS SUPPLEMENT OR CURRENT REPORT ON FORM 8-K

    The Prospectus Supplement or Current Report on Form 8-K relating to the Securities of each Series to be offered hereunder will, among other things, set forth with respect to such Securities, as appropriate: (i) a description of the class or classes of Securities and the Pass-Through Rate or method of determining the rate or the amount of interest, if any, to be passed through to each such class; (ii) the aggregate principal amount and Distribution Dates relating to such Series and, if applicable, the initial and final scheduled Distribution Dates for each class; (iii) information as to the assets comprising the Trust Fund, including the general characteristics of the Trust Fund Assets included therein and, if applicable, the insurance policies, surety bonds, guaranties, letters of credit or other instruments or agreements included in the Trust Fund or otherwise, and the amount and source of any reserve account; (iv) the circumstances, if any, under which the Trust Fund may be subject to early termination; (v) the method used to calculate the amount of principal to be distributed with respect to each class of Securities; (vi) the order of application of distributions to each of the classes within such Series, whether sequential, pro rata, or otherwise; (vii) the Distribution Dates with respect to such Series; (viii) additional information with respect to the method of distribution of such Securities;
(ix) whether one or more REMIC elections will be made and designation of the regular interests and residual interests; (x) the aggregate original percentage ownership interest in the Trust Fund to be evidenced by each class of Securities; (xi) information as to the Trustee; (xii) information as to the nature and extent of subordination with respect to any class of Securities that is subordinate in right of payment to any other class; and
(xiii) information as to the Master Servicer.

              INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

    There are incorporated herein by reference all documents and reports filed or caused to be filed by the Depositor with respect to a Trust Fund pursuant to Section 13(a), 14 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") prior to the termination of the offering of Securities evidencing interests therein. Upon request by any person to whom this Prospectus is delivered in connection with the offering of one or more classes of Securities, the Depositor will provide or cause to be provided without charge a copy of any such documents and/or reports incorporated herein by reference, in each case to the extent such documents or reports relate to such classes of Securities, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to: Paul D. Stevelman, Assistant Secretary, Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, telephone number (203) 625-2756. The Depositor has determined that its financial statements are not material to the offering of any Securities.

                            AVAILABLE INFORMATION

    The Depositor has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933, as amended, with respect to the Securities. This Prospectus, which forms a part of the Registration Statement, and the Prospectus Supplement relating to each Series of Securities contain summaries of the material terms of the documents referred to herein and therein, but do not contain all of the information set forth in the Registration Statement pursuant to the Rules and Regulations of the Commission. For further information, reference is made to such Registration Statement and the exhibits thereto. Such Registration Statement and exhibits can be inspected and copied at prescribed rates at the public reference facilities maintained by the Commission at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located as follows: Midwest Regional Office, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048. In addition, the Securities and Exchange Commission (the "Commission") maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Depositor, that file electronically with the Commission.

    No person has been authorized to give any information or to make any representation other than those contained in this Prospectus and any Prospectus Supplement with respect hereto and, if given or made, such information or representations must not be relied upon. This Prospectus and any Prospectus Supplement with respect hereto do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the Securities offered hereby and thereby nor an offer of the Securities to any person in any state or other jurisdiction in which such offer would be unlawful. The delivery of this Prospectus at any time does not imply that information herein is correct as of any time subsequent to its date.

                          REPORTS TO SECURITYHOLDERS

    Periodic and annual reports concerning the related Trust Fund for a Series of Securities are required under an Agreement to be forwarded to Securityholders. However, such reports will neither be examined nor reported on by an independent public accountant. See "Description of the Securities-- Reports to Securityholders".




                               SUMMARY OF TERMS

    This summary  is qualified in its  entirety by reference to  the detailed information appearing elsewhere in this Prospectus and in the related Prospectus Supplement with respect to the Series offered thereby and to the related Agreement (as such term is defined below) which will be prepared in connection with each Series of Securities. Unless otherwise specified, capitalized terms used and not defined in this Summary of Terms have the meanings given to them in this Prospectus and in the related Prospectus Supplement.

Title of Securities          Asset  Backed Certificates  (the "Certificates")
                             and  Asset  Backed   Notes  (the  "Notes"   and,
                             together    with    the    Certificates,     the
                             "Securities"), which are issuable in Series.

Depositor        	     Financial Asset Securities Corp., a Delaware
                             corporation, an indirect limited purpose finance subsidiary of National Westminster Bank Plc and an affiliate of Greenwich Capital Markets, Inc. See
                             "The Depositor" herein.

Trustee      		     The  trustee (the  "Trustee") for each Series  of
                             Securities will be  specified in  the  related
                             Prospectus  Supplement.   See "The Agreements"
                             herein for a description of the Trustee's rights and obligations.

Master Servicer              The entity  or entities  named as  Master Servicer
                             (the "Master Servicer")  will  be specified  in
                             the related Prospectus  Supplement.    See "The
                             Agreements--Certain Matters   Regarding   the
                             Master  Servicer   and   the Depositor".

Trust Fund Assets            Assets  of the Trust Fund for a Series of
                             Securities will  include  certain   assets  (the
                             "Trust Fund Assets")  which will primarily
                             consist of (a) Loans or  (b) Private  Asset
                             Backed Securities,  together with payments in
                             respect of such Trust  Fund Assets and certain
                             other accounts, obligations or agreements, in each
                             case as specified in the related Prospectus
                             Supplement.  The Loans  will be collected in a
                             pool (each,  a "Pool") as of  the first day  of
                             the month of  the issuance of the related  Series
                             of Securities  or  such  other date  specified  in
                             the Prospectus Supplement  (the "Cut-off Date").
                             Trust Fund  assets also  may  include insurance
                             policies, cash  accounts,  reinvestment   income,
                             guaranties, letters  of credit  or other  assets
                             to the extent described in the related Prospectus
                             Supplement.  See "Credit Enhancement".   In
                             addition, if the related Prospectus Supplement so provides, the related Trust Funds' assets will include the funds on deposit in an account (a
			     "Pre-Funding Account") which will be used to purchase additional Loans during the period specified in the related Prospectus Supplement.
                             See "The Agreements--Pre-Funding Accounts".

A.  Loans                    The Loans will consist of (i) closed-end loans
                             (the "Closed-End  Loans") and/or  revolving home
                             equity loans  or certain balances   therein  (the
                             "Revolving  Credit   Line  Loans", together  with
                             the   Closed-End  Loans,  the  "Home  Equity
                             Loans"),  and  (ii)   home  improvement
                             installment  sales contracts   and  installment
                             loan  agreements   (the  "Home Improvement
                             Contracts").  The Home Equity Loans and the Home
                             Improvement Contracts are  collectively referred
                             to herein as the "Loans".   All Loans will have
                             been purchased by the Depositor, either directly or through an affiliate, from one or more Sellers.

        	             As specified in the related Prospectus Supplement, the Home Equity Loans will, and the Home Improvement Contracts may, be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a mortgaged property (the "Mortgaged Property"), which may be subordinated to one or more senior liens on
                             the Mortgaged   Property,  as described   in  the
                             related Prospectus Supplement. As specified in the related Prospectus Supplement, Home Improvement Contracts may be unsecured or secured by purchase money security interests in the Home Improvements financed thereby. The Mortgaged Properties and the Home Improvements are collectively referred to herein as the "Properties".

B. Private Asset-
  Backed Securities          Private  Asset Backed Securities may include (a)
                             pass-through      certificates      representing
                             beneficial  interests  in certain  loans  and/or
                             (b) collateralized  obligations secured by  such
                             loans.    Private Asset  Backed  Securities  may
                             include  stripped  securities  representing   an
                             undivided interest  in all or  a part  of either
                             the   principal  distributions   (but  not   the
                             interest   distributions)   or   the    interest
                             distributions    (but    not    the    principal
                             distributions) or  in some specified  portion of
                             the  principal and  interest distributions  (but
                             not   all  of  such  distributions)  on  certain
                             loans.   Although individual loans  underlying a
                             Private Asset Backed Security may  be insured or
                             guaranteed by  the United States or an agency or
                             instrumentality thereof,  they need not  be, and
                             the Private  Asset Backed Securities  themselves
                             will not  be so insured or guaranteed.  Payments
                             on the  Private Asset Backed Securities  will be
                             distributed   directly   to   the   Trustee   as
                             registered  owner of  such Private  Asset Backed
                             Securities.  See "The  Trust Fund--Private Asset
                             Backed Securities".

Description of
  the Securities             Each Security will represent  a beneficial
			     ownership interest in, or will be secured by the assets of, a Trust Fund created by the Depositor pursuant to an Agreement among the Depositor, the Master Servicer and the Trustee for the related Series. The Securities of any Series may be issued in one or more classes as specified in the related Prospectus Supplement.
			     A Series of Securities may include one or more classes of senior Securities (collectively, the "Senior Securities") and one or more classes of subordinate Securities (collectively, the
                             "Subordinated Securities"). Certain Series or classes of Securities may be covered by insurance policies or other forms of credit enhancement, in each case as described herein and in the related Prospectus Supplement.

        		     One or  more classes of Securities of each Series
			     (i) may be entitled to receive distributions allocable only to principal, only to interest or to any combination thereof; (ii) may be entitled to receive distributions only of prepayments of principal throughout the lives
			     of the Securities or during specified periods;
			     (iii) may be subordinated in the right to receive distributions of scheduled payments of principal, prepayments of principal, interest or any combination thereof to one or more other
			     classes of Securities of such Series throughout the lives of the Securities or during specified periods; (iv) may be entitled to receive such distributions only after the occurrence of events specified in the related Prospectus Supplement; (v) may be entitled to receive distributions in accordance with a schedule or formula or on the basis of collections from designated portions of the assets in the related Trust Fund; (vi) as to Securities entitled to distributions allocable to interest, may be entitled to receive interest at a fixed rate or a rate that is subject to change from time to time; and (vii) as to Securities entitled to distributions allocable to interest, may be entitled to distributions allocable to interest only after the occurrence of events specified
			     in the related Prospectus Supplement and may accrue interest until such events occur, in
			     each  case  as   specified  in  the   related
			     Prospectus Supplement.   The timing and amounts
			     of such distributions may vary among classes, over time, or otherwise as specified in the related Prospectus Supplement.

Distributions on
  the Securities             Distributions on the Securities  entitled  thereto
                             will be made monthly or at such other intervals and on the dates specified in the related Prospectus
                             Supplement (each, a "Distribution Date") out of the payments received in respect of the assets of the related Trust Fund or Funds or other assets pledged for the benefit of the Securities as specified in the related Prospectus Supplement.
                             The amount allocable to payments of principal and interest on any Distribution Date will be determined as specified in the related Prospectus
                             Supplement.  Allocations of  distributions among
                             Securityholders of a single class shall be set forth in the related Prospectus Supplement.

        		    Unless otherwise specified  in the related
			    Prospectus Supplement, the aggregate original principal balance of the Securities will not exceed the aggregate distributions allocable to principal that such Securities will be entitled to receive. If specified in the related Prospectus Supplement, the Securities will have an aggregate original principal balance equal to the aggregate unpaid principal balance of the Trust Fund Assets as of the first day of the month of creation of the Trust Fund and will bear interest in the aggregate at a rate equal to the interest rate borne by the underlying Loans (the "Loan Rate") and/or Private Asset Backed Securities, net of the aggregate servicing fees and any other amounts specified in the related Prospectus Supplement (the "Pass-Through Rate"). If specified in the related Prospectus Supplement, the aggregate original principal balance of the Securities and interest rates on the classes of Securities will be determined based on the cash flow on the Trust Fund Assets.

        		    The rate at which interest will be passed through to holders of each class of Securities entitled thereto may be a fixed rate or a rate that is subject to change from time to time from the time and for the periods, in each case as specified in the related Prospectus Supplement. Any such rate may be calculated on a loan-by-loan, weighted average, notional amount or other basis, in each case as described in the related Prospectus Supplement.

Compensating
  Interest       	    If  so specified  in the related Prospectus
			    Supplement, the Master Servicer will be required to remit to the Trustee, with respect to each Loan in the related Trust Fund as to which a principal prepayment in full or a principal payment which is in excess of the scheduled monthly payment and is not intended to cure a delinquency was received during any Due Period, an amount, from and to the extent of amounts otherwise payable to the Master Servicer
			    as servicing compensation, equal to (i) the excess, if any, of (a) 30 days' interest on the principal balance of the related Loan at the Loan Rate net of the per annum rate at which the Master Servicer's servicing fee accrues, over
			    (b) the amount of interest actually received on such Loan during such Due Period, net of the Master Servicer's servicing fee or (ii) such other amount as described in the related
			    Prospectus Supplement.  See   "Description
			    of the  Securities--Compensating Interest".

Credit Enhancement          The assets in a Trust Fund or the Securities  of
                            one or  more classes in  the related  Series may
                            have the benefit of  one or more types of credit
                            enhancement   as   described  in   the   related
                            Prospectus Supplement.   The protection  against
                            losses afforded by  any such credit support  may
                            be  limited.    The  type,  characteristics  and
                            amount of credit enhancement  will be determined
                            based  on  the  characteristics  of   the  Loans
                            and/or    Private   Asset    Backed   Securities
                            underlying or  comprising the Trust  Fund Assets
                            and other  factors and  will  be established  on
                            the basis of requirements of each  Rating Agency
                            rating  the Securities  of  such  Series.    See
                            "Credit Enhancement."

A. Subordination            The  rights  of  the  holders  of  the
			    Subordinated Securities of a Series to receive distributions with respect to the assets in the related Trust Fund will be subordinated to such rights of the holders of the Senior Securities of the same Series to the extent described in the related Prospectus Supplement.

                            This  subordination  is   intended  to  enhance
			    the likelihood of regular receipt by holders of Senior Securities of the full amount of monthly payments of principal and interest due them.
			    The protection  afforded  to the holders  of
			    Senior Securities of a Series by means of the subordination feature will be accomplished by (i) the preferential right of such holders to receive,
			    of the  related   Subordinated Securities, the
			    amounts of interest and/or principal due them on each Distribution Date out of the funds available for distribution on such date in the related
			    Security  Account   and,  to   the  extent
			    described in the  related Prospectus Supplement,
			    by the  right  of   such  holders  to  receive
			    future distributions  on the  assets in  the
			    related Trust Fund that would  otherwise have
		            been payable to the holders of Subordinated Securities; (ii) reducing the ownership interest of the related Subordinated Securities; (iii)
			    a combination of clauses  (i) and (ii)  above; or
			    (iv)  as otherwise described  in the related
                            the related Prospectus Supplement, subordination may apply only in the event of certain types
			    of losses not covered by other forms of credit support, such as hazard losses not covered by standard hazard insurance policies, losses due to the bankruptcy or fraud of the
                            borrower.    The  related  Prospectus   Supplement
                            will  set   forth information   concerning,  among
                            other things, the amount of subordination of a class or classes of Subordinated Securities in a Series, the circumstances in which such subordination will be applicable, and the
                            manner,  if  any,  in  which   the  amount  of
                            subordination will decrease over time.

B. Reserve Account           One or more  reserve accounts (each, a  "Reserve
                             Account") may be established  and maintained for
                             each Series.  The related  Prospectus Supplement
                             will  specify   whether  or  not   such  Reserve
                             Accounts will be included  in the corpus of  the
                             Trust  Fund  for  such  Series   and  will  also
                             specify   the  manner  of  funding  the  related
                             Reserve Accounts and the conditions under which the amounts in any such Reserve Accounts will be used to make distributions to holders of Securities of a particular class or released from the related Reserve Account.

C. Special Hazard Insurance
    Policy       	     Certain classes  of  Securities may  have the
			     benefit of a Special Hazard Insurance Policy. Certain physical risks that are not otherwise insured against by standard hazard insurance policies may be covered by a Special Hazard Insurance Policy or Policies. Each Special Hazard Insurance Policy will be limited in scope and will cover losses pursuant to the provisions of each such Special Hazard Insurance Policy as described in the related Prospectus Supplement.

D. Bankruptcy Bond           One   or   more   bankruptcy   bonds   (each   a
                             "Bankruptcy  Bond")  may  be  obtained  covering
                             certain losses  resulting from action  which may
                             be  taken  by a  bankruptcy court  in connection
                             with  a Loan.   The  level of  coverage  and the
                             limitations in scope of each Bankruptcy Bond will be specified in the related Prospectus
                             Supplement.

E. Loan Pool
   Insurance Policy          A  mortgage  pool insurance  policy  or policies
                             may  be   obtained  and  maintained   for  Loans
                             relating to any Series, which shall be limited in scope, covering defaults on the related
                             Loans in an initial amount equal to a specified percentage of the aggregate principal balance of all Loans included in the Pool as of the Cut-off Date.

F. FHA Insurance             If specified in  the related Prospectus
			     Supplement, (i) all or a portion of  the Loans
			     in a Pool may be insured by  the Federal Housing
			     Administration (the "FHA") and/or (ii) all or a
			     portion of the Loans may be  partially guaranteed
			     by  the   Department  of Veterans' Affairs
			     (the "VA").   See "Certain  Legal Considerations
			     --Title I Program".

G. Cross-Support             If specified  in the related  Prospectus
			     Supplement, the  beneficial  ownership  of
			     separate groups  of assets included  in a Trust
			     Fund may be evidenced by separate   classes   of
			     the  related   Series   of Securities.   In such
			     case, credit  support may  be provided by  a
			     cross-support feature  which requires that
			     distributions  be   made   with  respect   to
                             Securities evidencing beneficial ownership of one
			     more  asset   groups  prior   to  distributions
			     to Subordinated  Securities  evidencing   a
			     beneficial ownership interest in, or secured by, other asset groups within the same Trust Fund.

        		     If  specified  in the  related  Prospectus
			     Supplement, the  coverage provided  by  one   or
			     more  forms  of  credit  support   may  apply
        		     concurrently to  two or more  separate Trust
			     Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trust Funds.

H.  Other Arrangements       Other  arrangements  as  described   in  the
                             related   Prospectus  Supplement  including,
                             but not limited to, one  or more letters  of
                             credit,  surety bonds,  other  insurance  or
                             third-party  guarantees   may  be  used   to
                             provide  coverage   for  certain  risks   of
                             defaults or various types of losses.

Advances         	     The  Master  Servicer  and,  if  applicable,
			     each  mortgage servicing  institution that
			     services a Loan in a Pool on behalf of the Master Servicer (a "Sub-Servicer") may be
                 	     obligated   to  advance   amounts   (each,
			     an   "Advance") corresponding  to   delinquent
			     interest   and/or  principal payments on  such
			     Loan until the date, as specified in the related Prospectus Supplement, following the date on which the related Property is sold at a foreclosure sale or the related Loan is
			     otherwise  liquidated.   Any obligation  to make
			     Advances may be subject to limitations as specified in the related Prospectus Supplement. If so specified in the related Prospectus Supplement, Advances may be drawn from a cash account available for such purpose as described in such Prospectus Supplement.

        		     Any such obligation of the Master Servicer or a Sub-Servicer to make Advances may be supported by the delivery to the Trustee of a support letter from an affiliate of the Master
			     Servicer or such Sub-Servicer or an unaffiliated third party (a "Support Servicer") guaranteeing the payment of such Advances by the Master Servicer or Sub-Servicer, as the case may be, as specified in the related Prospectus Supplement.

        		     In the event the  Master Servicer, Support
			     Servicer or  Sub-Servicer fails  to make a
			     required Advance, the Trustee may be obligated to advance such amounts otherwise required to be advanced by the Master Servicer, Support Servicer
			     or Sub-Servicer.   See "Description of the
			     Securities--Advances."

Optional Termination         The  Master Servicer  or the party specified
                             in   the   related  Prospectus   Supplement,
                             including   the  holder   of  the   residual
                             interest in a  REMIC, may have the option to
                             effect  early  retirement  of  a  Series  of
                             Securities  through  the  purchase   of  the
                             Trust Fund Assets and other assets in the related Trust Fund under the circumstances and in the manner described in "The Agreements
			     --Termination; Optional Termination" herein and in the related Prospectus Supplement.

Legal Investment             The  Prospectus   Supplement  for  each   series
			     of Securities  will  specify  which,  if  any,
			     of  the classes  of  Securities offered  thereby
		             constitute "mortgage related  securities" for
			     purposes of  the Secondary  Mortgage Market
			     Enhancement Act  of 1984 ("SMMEA").   Classes of
			     Securities that  qualify as "mortgage   related
			     securities"  will   be   legal investments  for
			     certain  types  of  institutional investors  to
			     the extent provided in SMMEA, subject, in  any
			     case,  to any  other  regulations which  may
			     govern investments by  such institutional
			     investors.  Institutions whose investment
			     activities are subject to  review by  federal or
			     state authorities  should consult  with   their
			     counsel  or   the  applicable authorities to
			     determine whether  an investment in a particular
			     class of Securities (whether or not such class
			     constitutes  a "mortgage  related  security")
			     complies   with   applicable    guidelines, policy
                             statements or restrictions.  See "Legal
			     Investment."

Certain Material
  Federal Income Tax
  Consequences       	     The   material  federal   income  tax
			     consequences  to Securityholders will vary
			     depending on  whether one  or more  elections are
			     made  to treat  the  Trust Fund  or specified
			     portions thereof  as a  real estate  mortgage
                             investment conduit   ("REMIC")  under the
			     provisions of the  Internal  Revenue  Code of
			     1986,  as  amended (the "Code").  The  Prospectus
			     Supplement for each  Series of Securities will
			     specify whether such an election will be made.
			     See   "Certain  Material  Federal   Income  Tax
                             Consequences".

ERISA Considerations         A fiduciary of any employee benefit  plan or
                             other   retirement   plan   or   arrangement
                             subject  to the  Employee Retirement  Income
                             Security Act  of 1974, as amended ("ERISA"),
                             or  the Code  should carefully  review  with
                             its  legal advisors  whether the purchase or
                             holding of  Securities could give  rise to a
                             transaction  prohibited  or  not   otherwise
                             permissible under ERISA  or the  Code.   See
                             "ERISA Considerations".  Certain  classes of
                             Securities  may not  be  transferred  unless
                             the Trustee and the Depositor are  furnished
                             with  a   letter  of  representation  or  an
                             opinion of  counsel to the  effect that such
                             transfer will not  result in a violation  of
                             the  prohibited  transaction  provisions  of
			     ERISA and the  Code and will not subject the
                             Trustee,   the  Depositor   or  the   Master
                             Servicer  to additional  obligations.    See
                             "Description of the Securities-General"  and
                             "ERISA Considerations".




                                 RISK FACTORS

    Investors should consider, among other things, the following factors in connection with the purchase of the Securities.

LIMITED LIQUIDITY

    There will be no market for the Securities of any Series prior to the issuance thereof, and there can be no assurance that a secondary market will develop or, if it does develop, that it will provide Securityholders with liquidity of investment or will continue for the life of the Securities of such Series.

LIMITED ASSETS

    The Depositor does not have, nor is it expected to have, any significant assets. Unless otherwise specified in the related Prospectus Supplement, the Securities of a Series will be payable solely from the Trust Fund for such Securities and will not have any claim against or security interest in the Trust Fund for any other Series. There will be no recourse to the Depositor or any other person for any failure to receive distributions on the Securities. Further, at the times set forth in the related Prospectus Supplement, certain Trust Fund Assets and/or any balance remaining in the Security Account immediately after making all payments due on the Securities of such Series, after making adequate provision for future payments on certain classes of Securities and after making any other payments specified in the related Prospectus Supplement, may be promptly released or remitted to the Depositor, the Servicer, any credit enhancement provider or any other person entitled thereto and will no longer be available for making payments to Securityholders. Consequently, holders of Securities of each Series must rely solely upon payments with respect to the Trust Fund Assets and the other assets constituting the Trust Fund for a Series of Securities, including, if applicable, any amounts available pursuant to any credit enhancement for such Series, for the payment of principal of and interest on the Securities of such Series.

    The Securities will not represent an interest in or obligation of the Depositor, the Master Servicer or any of their respective affiliates. The only obligations, if any, of the Depositor with respect to the Trust Fund Assets or the Securities of any Series will be pursuant to certain representations and warranties. The Depositor does not have, and is not expected in the future to have, any significant assets with which to meet any obligation to repurchase Trust Fund Assets with respect to which there has been a breach of any representation or warranty. If, for example, the Depositor were required to repurchase a Loan, its only sources of funds to make such repurchase would be from funds obtained (i) from the enforcement of a corresponding obligation, if any, on the part of the Seller or originator of such Loan, or (ii) from a Reserve Account or similar credit enhancement established to provide funds for such repurchases. The Master Servicer's servicing obligations under the related Agreement may include its limited obligation to make certain advances in the event of delinquencies on the Loans, but only to the extent deemed recoverable. To the extent described in the related Prospectus Supplement, the Depositor or Master Servicer will be obligated under certain limited circumstances to purchase or act as a remarketing agent with respect to a convertible Loan upon conversion to a fixed rate.

CREDIT ENHANCEMENT

    Although credit enhancement is intended to reduce the risk of delinquent payments or losses to holders of Securities entitled to the benefit thereof, the amount of such credit enhancement will be limited, as set forth in the related Prospectus Supplement, and may decline and could be depleted under certain circumstances prior to the payment in full of the related Series of Securities, and as a result Securityholders may suffer losses. Moreover, such credit enhancement may not cover all potential losses or risks. For example, credit enhancement may or may not cover fraud or negligence by a loan originator or other parties. See "Credit Enhancement".

PREPAYMENT AND YIELD CONSIDERATIONS

    The timing of principal payments of the Securities of a Series will be affected by a number of factors, including the following: (i) the extent of prepayments of the Loans and, in the case of Private Asset Backed Securities, the underlying loans related thereto, comprising the Trust Fund, which prepayments may be influenced by a variety of factors, (ii) the manner of allocating principal and/or payments among the classes of Securities of a Series as specified in the related Prospectus Supplement, (iii) the exercise by the party entitled thereto of any right of optional termination and (iv) the rate and timing of payment defaults and losses incurred with respect to the Trust Fund Assets. Prepayments of principal may also result from repurchases of Trust Fund Assets due to material breaches of the Depositor's or the Master Servicer's representations and warranties, as applicable. The yield to maturity experienced by a holder of Securities may be affected by the rate of prepayment of the Loans comprising or underlying the Trust Fund Assets. See "Yield and Prepayment Considerations".

    Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate. See "Description of the Securities - Distributions of Interest".

BALLOON PAYMENTS

    Certain of the Loans as of the Cut-off Date may not be fully amortizing over their terms to maturity and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Loans with balloon payments involve a greater degree of risk because the ability of a borrower to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related Property. The ability of a borrower to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage rates at the time of sale or refinancing, the borrower's equity in the related Property, the financial condition of the borrower and tax laws.

NATURE OF MORTGAGES

    There are several factors that could adversely affect the value of Properties such that the outstanding balance of the related Loans, together with any senior financing on the Properties, if applicable, would equal or exceed the value of the Properties. Among the factors that could adversely affect the value of the Properties are an overall decline in the residential real estate market in the areas in which the Properties are located or a decline in the general condition of the Properties as a result of failure of borrowers to maintain adequately the Properties or of natural disasters that are not necessarily covered by insurance, such as earthquakes and floods. In the case of Home Equity Loans, such decline could extinguish the value of the interest of a junior mortgagee in the Property before having any effect on the interest of the related senior mortgagee. If such a decline occurs, the actual rates of delinquencies, foreclosures and losses on all Loans could be higher than those currently experienced in the mortgage lending industry in general.

    Even assuming that the Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a Property. In the event of a default by a borrower, these restrictions, among other things, may impede the ability of the Master Servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Loan. In addition, the Master Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

    Liquidation expenses with respect to defaulted loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted loan having a small remaining principal balance as it would in the case of a defaulted loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the outstanding principal balance of the small loan than would be the case with the defaulted loan having a large remaining principal balance. Since the mortgages and deeds of trust securing the Home Equity Loans will be primarily junior liens subordinate to the rights of the mortgagee under the related senior mortgage(s) or deed(s) of trust, the proceeds from any liquidation, insurance or condemnation proceeds will be available to satisfy the outstanding balance of such junior lien only to the extent that the claims of such senior mortgagees have been satisfied in full, including any related foreclosure costs. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to any senior mortgage, in which case it must either pay the entire amount due on any senior mortgage to the related senior mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on any such senior mortgage in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of funds to satisfy any senior mortgages or make payments due to any senior mortgagees.

    Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Loans. In addition, most states have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions. See "Certain Legal Aspects of the Loans".

ENVIRONMENTAL RISKS

    Federal, state and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health and safety. In certain circumstances, these laws and regulations impose obligations on owners or operators of residential properties such as those subject to the Loans. The failure to comply with such laws and regulations may result in fines and penalties.

    Under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs. Such liability could exceed the value of the property and the aggregate assets of the owner or operator. In addition, persons who transport or dispose of hazardous substances, or arrange for the transportation, disposal or treatment of hazardous substances, at off-site locations may also be held liable if there are releases or threatened releases of hazardous substances at such off-site locations.

    Under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property.

    Under the laws of some states, and under CERCLA and the federal Solid Waste Disposal Act, there is a possibility that a lender may be held liable as an "owner" or "operator" for costs of addressing releases or threatened releases of hazardous substances at a property, or releases of petroleum from an underground storage tank, under certain circumstances. See "Certain Legal Aspects of the Loans--Environmental Risks."

CERTAIN OTHER LEGAL CONSIDERATIONS REGARDING THE LOANS

    The Loans may also be subject to federal laws, including:

        (i) the Federal Truth in Lending Act and Regulation Z promulgated thereunder, which require certain disclosures to the borrowers regarding the terms of the Loans;

        (ii) the Equal Credit Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit;

        (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience; and

        (iv) for Loans that were originated or closed after November 7, 1989, the Home Equity Loan Consumer Protection Act of 1988, which requires additional application disclosures, limits changes that may be made to the loan documents without the borrower's consent and restricts a lender's ability to declare a default or to suspend or reduce a borrower's credit limit to certain enumerated events.

    The Riegle Act. Certain mortgage loans are subject to the Riegle Community Development and Regulatory Improvement Act of 1994 (the "Riegle Act") which incorporates the Home Ownership and Equity Protection Act of 1994. These provisions impose additional disclosure and other requirements on creditors with respect to non-purchase money mortgage loans with high interest rates or high up-front fees and charges. The provisions of the Riegle Act apply on a mandatory basis to all mortgage loans originated on or after October 1, 1995. These provisions can impose specific statutory liabilities upon creditors who fail to comply with their provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the mortgage loan.

    The Home Improvement Contracts are also subject to the Preservation of Consumers' Claims and Defenses regulations of the Federal Trade Commission and other similar federal and state statutes and regulations (collectively, the "Holder in Due Course Rules"), which protect the homeowner from defective craftsmanship or incomplete work by a contractor. These laws permit the obligor  to withhold  payment  if the  work  does not  meet  the quality  and durability standards agreed to by the homeowner and the contractor. The Holder in Due Course Rules have the effect of subjecting any assignee of the seller in a consumer credit transaction to all claims and defenses which the obligor in the credit sale transaction could assert against the seller of the goods.

    Violations of certain provisions of these federal laws may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Loans and in addition could subject the Trust Fund to damages and administrative enforcement. See "Certain Legal Aspects of the Loans".

RATING OF THE SECURITIES

    It will be a condition to the issuance of a class of Securities that they be rated in one of the four highest rating categories by the Rating Agency identified in the related Prospectus Supplement. Any such rating would be based on among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will respect such Rating Agency's assessment solely of the likelihood that holders of a class of Securities will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating shall not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

    There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn, among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

    The amount, type and nature of credit enhancement, if any, established with respect to a class of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of similar loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of similar loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that the values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of the Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In addition, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of the Securities of the related Series. See "Rating".

BOOK-ENTRY REGISTRATION

    If issued in book-entry form, such registration may reduce the liquidity of the Securities in the secondary trading market since investors may be unwilling to purchase Securities for which they cannot obtain physical certificates. Since transactions in Securities can be effected only through the Depository Trust Company ("DTC"), participating organizations ("Participants"), Financial Intermediaries and certain banks, the ability of a Securityholder to pledge a Security to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Securities, may be limited due to lack of a physical certificate representing the Securities.

    In addition, Securityholders may experience some delay in their receipt of distributions of interest and principal on the Securities since distributions are required to be forwarded by the Trustee to DTC and DTC will then be required to credit such distributions to the accounts of Participants which thereafter will be required to credit them to the accounts of
Securityholders either directly or indirectly through Financial Intermediaries. See "Description of the Securities--Book-Entry Registration of Securities".

PRE-FUNDING ACCOUNTS

    If so provided in the related Prospectus Supplement, on the Closing Date the Depositor will deposit an amount (the "Pre-Funded Amount") specified in such Prospectus Supplement into the Pre-Funding Account. In no event shall the Pre-Funded Amount exceed 25% of the initial aggregate principal amount of the Certificates and/or Notes of the related Series of Securities. The Pre-Funded Amount will be used to purchase Loans ("Subsequent Loans") in a period from the Closing Date to a date not more than three months after the Closing Date (such period, the "Funding Period") from the Depositor (which, in turn, will acquire such Subsequent Loans from the Seller or Sellers specified in the related Prospectus Supplement). To the extent that the entire Pre-Funded Amount has not been applied to the purchase of Subsequent Loans by the end of the related Funding Period, any amounts remaining in the Pre-Funding Account will be distributed as a prepayment of principal to Certificateholders and/or Noteholders on the Distribution Date immediately following the end of the Funding Period, in the amounts and pursuant to the priorities set forth in the related Prospectus Supplement.

LOWER CREDIT QUALITY TRUST FUND ASSETS

    Certain of the Trust Fund Assets underlying or securing, as the case may be, a Series of Securities may have been made to lower credit quality borrowers who  have marginal  credit and  fall  into one  of two  categories:
customers with moderate income, limited assets and other income characteristics which cause difficulty in borrowing from banks and other traditional sources of lenders, and customers with a derogatory credit report including a history of irregular employment, previous bankruptcy filings, repossession of property, charged-off loans and garnishment of wages. The average interest rate charged on such Trust Fund Assets made to these types of borrowers is generally higher than that charged by lenders that typically impose more stringent credit requirements. The payment experience on loans made to these types of borrowers is likely to be different (i.e., greater likelihood of later payments or defaults, less likelihood of prepayments) from that on loans made to borrowers with higher credit quality, and is likely to be more sensitive to changes in the economic climate in the areas in which such borrowers reside. See "The Mortgage Pool" in the related Prospectus Supplement.

DELINQUENT TRUST FUND ASSETS

    No more than 20% (by principal balance) of the Trust Fund Assets for any particular Series of Securities will be delinquent by their terms as of the related Cut-off Date.

OTHER CONSIDERATIONS

    There is no assurance that the market value of the Trust Fund Assets or any other assets of a Series will at any time be equal to or greater than the principal amount of the Securities of such Series then outstanding, plus accrued interest thereon. Moreover, upon an event of default under the Agreement for a Series and a sale of the assets in the Trust Fund or upon a sale of the assets of a Trust Fund for a Series of Securities, the Trustee, the Master Servicer, the credit enhancer, if any, and any other service provider specified in the related Prospectus Supplement generally will be entitled to receive the proceeds of any such sale to the extent of unpaid fees and other amounts owing to such persons under the related Agreement prior to distributions to Securityholders. Upon any such sale, the proceeds thereof may be insufficient to pay in full the principal of and interest on the Securities of such Series.


                                THE TRUST FUND

    The Certificates of each Series will represent interests in the assets of the related Trust Fund, and the Notes of each Series will be secured by the pledge of the assets of the related Trust Fund. The Trust Fund for each Series will be held by the Trustee for the benefit of the related Securityholders. Each Trust Fund will consist of certain assets (the "Trust Fund Assets") consisting of a pool (each, a "Pool") comprised of Loans or Private Asset Backed Securities, in each case as specified in the related Prospectus Supplement, together with payments in respect of such Trust Fund Assets and certain other accounts, obligations or agreements, in each case as specified in the related Prospectus Supplement./F1/ The Pool will be created on the first day of the month of the issuance of the related Series of Securities or such other date specified in the Prospectus Supplement (the "Cut-off Date"). The Securities will be entitled to payment from the assets of the related Trust Fund or Funds or other assets pledged for the benefit of the Securityholders as specified in the related Prospectus Supplement and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor.

--------------------

    /F1/     Whenever the  terms "Pool", "Certificates"  and "Notes"  are used in this Prospectus, such terms will be deemed to apply, unless the context indicates otherwise, to one specific Pool and the Certificates representing certain undivided interests in, or Notes secured by the assets of, a single trust fund (the "Trust Fund") consisting primarily of the Loans in such Pool. Similarly, the term "Pass-Through Rate" will refer to the Pass-Through Rate borne by the Certificates or Notes of one specific Series and the term "Trust Fund" will refer to one specific Trust Fund.

    The Trust Fund Assets will be acquired by the Depositor, either directly or through affiliates, from originators or sellers which may be affiliates of the Depositor (the "Sellers"), and conveyed by the Depositor to the related Trust Fund. Loans acquired by the Depositor will have been originated in accordance with the underwriting criteria specified below under "Loan Program-Underwriting Standards" or as otherwise described in a related Prospectus Supplement. See "Loan Program--Underwriting Standards".

    The Depositor will cause the Trust Fund Assets to be assigned to the Trustee named in the related Prospectus Supplement for the benefit of the holders of the Securities of the related Series. The Master Servicer named in the related Prospectus Supplement will service the Trust Fund Assets, either directly or through other servicing institutions ("Sub-Servicers"), pursuant to a Pooling and Servicing Agreement among the Depositor, the Master Servicer and the Trustee with respect to a Series of Certificates, or a servicing agreement (each, a "Servicing Agreement") between the Trustee and the Servicer with respect to a Series of Notes, and will receive a fee for such services. See "Loan Program" and "The Pooling and Servicing Agreement". With respect to Loans serviced by the Master Servicer through a Sub-Servicer, the Master Servicer will remain liable for its servicing obligations under the related Agreement as if the Master Servicer alone were servicing such Loans.

    As used herein, "Agreement" means, with respect to a Series of Certificates, the Pooling and Servicing Agreement or Trust Agreement, and with respect to a Series of Notes, the Indenture and the Servicing Agreement, as the context requires.

    If so specified in the related Prospectus Supplement, a Trust Fund relating to a Series of Securities may be a business trust formed under the laws of the state specified in the related Prospectus Supplement pursuant to a trust agreement (each, a "Trust Agreement") between the Depositor and the trustee of such Trust Fund.

    With respect to each Trust Fund, prior to the initial offering of the related Series of Securities, the Trust Fund will have no assets or liabilities. No Trust Fund is expected to engage in any activities other than acquiring, managing and holding of the related Trust Fund Assets and other assets contemplated herein and in the related Prospectus Supplement and the proceeds thereof, issuing Securities and making payments and distributions thereon and certain related activities. No Trust Fund is expected to have any source of capital other than its assets and any related credit enhancement.

    Unless otherwise specified in the related Prospectus Supplement, the only obligations of the Depositor with respect to a Series of Securities will be to obtain certain representations and warranties from the Sellers and to assign to the Trustee for such Series of Securities the Depositor's rights with respect to such representations and warranties. See "The Agreements-- Assignment of Trust Fund Assets". The obligations of the Master Servicer with respect to the Loans will consist principally of its contractual servicing obligations under the related Agreement (including its obligation to enforce the obligations of the Sub-Servicers or Sellers, or both, as more fully described herein under "Loan Program--Representations by Sellers; Repurchases" and "The Agreements--Sub-Servicing of Loans", "--Assignment of Trust Fund Assets") and its obligation, if any, to make certain cash advances in the event of delinquencies in payments on or with respect to the Loans in the amounts described herein under "Description of the Securities--Advances". The obligations of the Master Servicer to make advances may be subject to limitations, to the extent provided herein and in the related Prospectus Supplement.

    The  following is  a  brief  description of  the  assets  expected to  be
included  in the Trust Funds.   If specific  information respecting the Trust
Fund Assets is not known at the time the related Series of Securities initially is offered, more general information of the nature described below
will  be  provided  in  the  related  Prospectus  Supplement,  and   specific
information will be set forth in a report on Form 8-K to be filed with the Securities and Exchange Commission within fifteen days after the initial issuance of such Securities (the "Detailed Description"). A copy of the Agreement with respect to each Series of Securities will be attached to the Form 8-K and will be available for inspection at the corporate trust office of the Trustee specified in the related Prospectus Supplement. A schedule of the Trust Fund Assets relating to such Series will be attached to the Agreement delivered to the Trustee upon delivery of the Securities.

THE LOANS

    General. For purposes hereof, "Home Equity Loans" includes "Closed-End Loans" and "Revolving Credit Line Loans". The real property which secures repayment of the Loans is referred to as "Properties". Unless otherwise specified in the related Prospectus Supplement, the Loans will be secured by mortgages or deeds of trust or other similar security instruments creating a lien on a Property, which may be subordinated to one or more senior liens on the related Properties, each as described in the related Prospectus Supplement. As more fully described in the related Prospectus Supplement, the Loans may be "conventional" loans or loans that are insured or guaranteed by a governmental agency such as the FHA or VA.

    The Properties relating to Loans will consist primarily of detached or semi-detached one- to four-family dwelling units, townhouses, rowhouses, individual condominium units, individual units in planned unit developments, and certain other dwelling units ("Single Family Properties") or Small Mixed-Used Properties (as defined herein) which consist of structures of not more than three stories which include one- to four-family residential dwelling units and space used for retail, professional or other commercial uses. Such Properties may include vacation and second homes, investment properties and leasehold interests. The Properties may be located in any one of the fifty states, the District of Columbia, Guam, Puerto Rico or any other territory of the United States.

    The payment terms of the Loans to be included in a Trust Fund will be described in the related Prospectus Supplement and may include any of the following features (or combination thereof) or other features, all as described above or in the related Prospectus Supplement:

        (a) Interest may be payable at a fixed rate, a rate adjustable from time to time in relation to an index (which will be specified in the related Prospectus Supplement), a rate that is fixed for a period of time or under certain circumstances and is followed by an adjustable rate, a rate that otherwise varies from time to time, or a rate that is
    convertible  from an  adjustable rate  to a  fixed rate.   Changes  to an
    adjustable rate may be subject to periodic limitations, maximum rates, minimum rates or a combination of such limitations. Accrued interest may be deferred and added to the principal of a loan for such periods and under such circumstances as may be specified in the related Prospectus Supplement. Loans may provide for the payment of interest at a rate lower than the specified interest rate borne by such Mortgage (the "Loan Rate") for a period of time or for the life of the Loan, and the amount of any difference may be contributed from funds supplied by the Seller of the Property or another source.

        (b) Principal may be payable on a level debt service basis to fully amortize the loan over its term, may be calculated on the basis of an assumed amortization schedule that is significantly longer than the original term to maturity or on an interest rate that is different from the interest rate on the Loan or may not be amortized during all or a portion of the original term. Payment of all or a substantial portion of the principal may be due on maturity ("balloon payment"). Principal may include interest that has been deferred and added to the principal balance of the Loan.

        (c) Monthly payments of principal and interest may be fixed for the life of the loan, may increase over a specified period of time or may
    change  from period  to period.   Loans  may include  limits on  periodic
    increases or decreases in the amount of monthly payments and may include maximum or minimum amounts of monthly payments.

        (d) Prepayments of principal may be subject to a prepayment fee, which may be fixed for the life of the loan or may decline over time, and may be prohibited for the life of the loan or for certain periods ("lockout periods"). Certain loans may permit prepayment expiration of the lockout period and may require the payment of a prepayment fee in with any such subsequent prepayment. Other loans may permit prepayments without payment of a fee unless the prepayment occurs during specified time periods. The loans may include "due on sale" clauses which permit the mortgagee to demand payment of the entire loan in connection with the sale or certain transfers of the related Property. Other loans may be assumable by persons meeting the then applicable underwritin standards of the Seller.

    As more fully described in the related Prospectus Supplement, interest on each Revolving Credit Line Loan, excluding introduction rates offered from time to time during promotional periods, is computed and payable monthly on the average daily outstanding principal balance of such Loan. Principal amounts on a Revolving Credit Line Loan may be drawn down (up to a maximum amount as set forth in the related Prospectus Supplement) or repaid under each Revolving Credit Line Loan from time to time, but may be subject to a minimum periodic payment. Except to the extent provided in the related Prospectus Supplement, the Trust Fund will not include any amounts borrowed under a Revolving Credit Line Loan after the Cut-off Date. The full amount of a Closed-End Loan is advanced at the inception of the loan and generally is repayable in equal (or substantially equal) installments of an amount to fully amortize such loan at its stated maturity. Except to the extent provided in the related Prospectus Supplement, the original terms to stated maturity of Closed-End Loan will not exceed 360 months. Under certain circumstances, under either a Revolving Credit Line Loan or a Closed-End Loan, a borrower may choose an interest only payment option and is obligated to pay only the amount of interest which accrues on the loan during the billing cycle. An interest only payment option may be available for a specified period before the borrower must begin paying at least the minimum monthly payment of a specified percentage of the average outstanding balance of the loan.

    The aggregate principal balance of Loans secured by Properties that are owner-occupied will be disclosed in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the sole basis for a representation that a given percentage of the Loans is secured by Single Family Property that is owner-occupied will be either (i) the making of a representation by the borrower at origination of the Loan either that the underlying Property will be used by the borrower for a period of at least six months every year or that the borrower intends to use the Property as a primary residence or (ii) a finding that the address of the underlying Property is the borrower's mailing address.

    The Loans may include fixed-rate, closed-end mortgage loans having terms to maturity of up to 30 years and secured by first-lien mortgages originated on Properties containing one to four residential units and no more than three income producing non-residential units ("Small Mixed-Use Properties"). At least 50% of the units contained in a Small Mixed-Use Property will consist of residential units. Income from such non-residential units will not exceed 40% of the adjusted gross income of the related borrower. The maximum Loan-to-Value Ratio on Small Mixed-Use Properties will not exceed 65%. Small Mixed-Use Properties may be owner occupied or investor properties and the loan purpose may be a refinancing or a purchase.

    Home Improvement Contracts. The Trust Fund Assets for a Series may consist, in whole or part, of home improvement installment sales contracts and installment loan agreements (the "Home Improvement Contracts") originated by a home improvement contractor, a thrift or a commercial mortgage banker in the ordinary course of business. As specified in the related Prospectus Supplement, the Home Improvement Contracts will either be unsecured or secured by the Mortgages primarily on Single Family Properties which are generally subordinate to other mortgages on the same Property, or secured by purchase money security interest in the Home Improvements financed thereby. Except as otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will be fully amortizing and may have fixed interest rates or adjustable interest rates and may provide for other payment characteristics as described below and in the related Prospectus Supplement.

    Except as otherwise specified in the related Prospectus Supplement, the home improvements (the "Home Improvements") securing the Home Improvement Contracts will include, but are not limited to, replacement windows, house siding, new roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels.

    The initial Loan-to-Value Ratio of a Home Improvement Contract is computed in the manner described in the related Prospectus Supplement.

    Additional Information. Each Prospectus Supplement will contain information, as of the date of such Prospectus Supplement and to the extent then specifically known to the Depositor, with respect to the Loans contained in the related Pool, including (i) the aggregate outstanding principal balance and the average outstanding principal balance of the Loans as of the applicable Cut-off Date, (ii) the type of property securing the Loan (e.g., one- to four-family houses, individual units in condominium apartment buildings, vacation and second homes or other real property), (iii) the original terms to maturity of the Loans, (iv) the largest principal balance and the smallest principal balance of any of the Loans, (v) the earliest origination date and latest maturity date of any of the Loans, (vi) the Loan-to-Value Ratios or Combined Loan-to-Value Ratios, as applicable, of the Loans, (vii) the Loan Rates or annual percentage rates ("APR") or range of Loan Rates or APR's borne by the Loans, and (viii) the geographical location of the Loans on a state-by-state basis. If specific information respecting the Loans is not known to the Depositor at the time the related Securities are initially offered, more general information of the nature described above will be provided in the related Prospectus Supplement, and specific information will be set forth in the Detailed Description.

    Except as otherwise specified in the related Prospectus Supplement, the "Combined Loan-to-Value Ratio" of a Loan at any given time is the ratio, expressed as a percentage, of (i) the sum of (a) the original principal balance of the Loan (or, in the case of a Revolving Credit Line Loan, the maximum amount thereof available) and (b) the outstanding principal balance at the date of origination of the Loan of any senior mortgage loan(s) or, in the case of any open-ended senior mortgage loan, the maximum available line of credit with respect to such mortgage loan, regardless of any lesser amount actually outstanding at the date of origination of the Loan, to (ii) the Collateral Value of the related Property. Except as otherwise specified in the related Prospectus Supplement, the "Collateral Value" of the Property, other than with respect to certain Loans the proceeds of which were used to refinance an existing mortgage loan (each, a "Refinance Loan"), is the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Loan and (b) the sales price for such Property. In the case of Refinance Loans, the "Collateral Value" of the related Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing.

PRIVATE ASSET BACKED SECURITIES

    General. Private Asset Backed Securities may consist of (a) pass-through certificates or participation certificates evidencing an undivided interest in a pool of home equity or home improvement loans, or (b)
collateralized mortgage obligations secured by home equity or home improvement loans. Private Asset Backed Securities may include stripped asset backed securities representing an undivided interest in all or a part of either the principal distributions (but not the interest distributions) or the interest distributions (but not the principal distributions) or in some specified portion of the principal and interest distributions (but not all of such distributions) on certain home equity or home improvement loans. Private Asset Backed Securities will have been issued pursuant to a pooling and servicing agreement, an indenture or similar agreement (a "PABS Agreement"). The seller/servicer of the underlying Loans will have entered into the PABS Agreement with the trustee under such PABS Agreement (the "PABS Trustee"). The PABS Trustee or its agent, or a custodian, will possess the loans underlying such Private Asset Backed Security. Loans underlying a Private Asset Backed Security will be serviced by a servicer (the "PABS Servicer") directly or by one or more subservicers who may be subject to the supervision of the PABS Servicer. Except as otherwise specified in the related Prospectus Supplement, the PABS Servicer will be a FNMA or FHLMC approved servicer and, if FHA Loans underlie the Private Asset Backed Securities, approved by HUD as an FHA mortgagee.

    The issuer of the Private Asset Backed Securities (the "PABS Issuer") will be a financial institution or other entity engaged generally in the business of mortgage lending, a public agency or instrumentality of a state, local or federal government, or a limited purpose corporation organized for the purpose of, among other things, establishing trusts and acquiring and selling housing loans to such trusts and selling beneficial interests in such trusts. The PABS Issuer shall not be an affiliate of the Depositor. The obligations of the PABS Issuer will generally be limited to certain representations and warranties with respect to the assets conveyed by it to the related trust. Except as otherwise specified in the related Prospectus Supplement, the PABS Issuer will not have guaranteed any of the assets conveyed to the related trust or any of the Private Asset Backed Securities issued under the PABS Agreement. Additionally, although the loans underlying the Private Asset Backed Securities may be guaranteed by an agency or instrumentality of the United States, the Private Asset Backed Securities themselves will not be so guaranteed.

    Distributions of principal and interest will be made on the Private Asset Backed Securities on the dates specified in the related Prospectus Supplement. The Private Asset Backed Securities may be entitled to receive nominal or no principal distributions or nominal or no interest distributions. Principal and interest distributions will be made on the Private Asset Backed Securities by the PABS Trustee or the PABS Servicer. The PABS Issuer or the PABS Servicer may have the right to repurchase assets underlying the Private Asset Backed Securities after a certain date or under other circumstances as specified in the related Prospectus Supplement.

    Underlying Loans. The home equity or home improvement loans underlying the Private Asset Backed Securities may consist of fixed rate, level payment, fully amortizing loans or graduated payment loans, buydown loans, adjustable rate loans, or loans having balloon or other special payment features. Such loans may be secured by single family property, multifamily property, manufactured homes or by an assignment of the proprietary lease or occupancy agreement relating to a specific dwelling within a cooperative and the related shares issued by such cooperative. Except as otherwise specified in the related Prospectus Supplement, the underlying loans will have the following characterizations: (i) no loan will have had a Loan-to-Value Ratio at origination in excess of 95%, (ii) each single family loan secured by a mortgaged property that had a Loan-to-Value ratio in excess of 80% at origination will be covered by a primary mortgage insurance policy, (iii) each loan will have had an original term to stated maturity of not less than 5 years and not more than 40 years, (iv) no loan that was more than 89 days delinquent as to the payment of principal or interest will have been eligible for inclusion in the assets under the related PABS Agreement, (v) each loan (other than a cooperative loan) will be required to be covered by a standard hazard insurance policy (which may be a blanket policy), and (vi) each loan (other than a cooperative loan or a contract secured by a manufactured home) will be covered by a title insurance policy.

    Credit Support Relating to Private Asset Backed Securities. Credit support in the form of reserve funds, subordination of other private certificates issued under the PABS Agreement, letters of credit, surety bonds, insurance policies or other types of credit support may be provided with respect to the loans underlying the Private Asset Backed Securities themselves.

    Rating of Private Asset Backed Securities. The PABS upon their issuance will have been assigned a rating in one of the four highest rating categories by at least one nationally recognized statistical rating agency.

    Additional Information. The Prospectus Supplement for a Series for which the Trust Fund includes Private Asset Backed Securities will specify
(i) the aggregate approximate principal amount and type of the Private Asset Backed Securities to be included in the Trust Fund, (ii) certain characteristics of the loans which comprise the underlying assets for the Private Asset Backed Securities including (A) the payment features of such loans, (B) the approximate aggregate principal balance, if known, of underlying loans insured or guaranteed by a governmental entity, (C) the servicing fee or range of servicing fees with respect to the loans, and (D) the minimum and maximum stated maturities of the underlying loans at origination, (iii) the maximum original term-to-stated maturity of the Private Asset Backed Securities, (iv) the weighted average term-to-stated maturity of the Private Asset Backed Securities, (v) the pass-through or certificate rate of the Private Asset Backed Securities, (vi) the weighted average pass-through or certificate rate of the Private Asset Backed Securities, (vii) the PABS Issuer, the PABS Servicer (if other than the PABS Issuer) and the PABS Trustee for such Private Asset Backed Securities, (viii) certain characteristics of credit support, if any, such as reserve funds, insurance policies, surety bonds, letters of credit or guaranties relating to the loans underlying the Private Asset Backed Securities or to such Private Asset Backed Securities themselves, (ix) the term on which the underlying loans for such Private Asset Backed Securities may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Private Asset Backed Securities, (x) the terms on which loans may be substituted for those originally underlying the Private Asset Backed Securities and (xi) to the extent provided in a periodic report to the Trustee in its capacity as holder of the PABS, certain information regarding the status of the credit support, if any, relating to the PABS.

                               USE OF PROCEEDS

    The net proceeds to be received from the sale of the Securities will be applied by the Depositor to the purchase of Trust Fund Assets or will be used by the Depositor for general corporate purposes. The Depositor expects to sell Securities in Series from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Trust Fund Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                                THE DEPOSITOR

    Financial Asset Securities Corp., the Depositor, is a Delaware corporation organized on August 2, 1995 for the limited purpose of acquiring, owning and transferring Trust Fund Assets and selling interests therein or bonds secured thereby. It is an indirect limited purpose finance subsidiary of National Westminster Bank Plc and an affiliate of Greenwich Capital Markets, Inc., a registered securities broker-dealer. The Depositor maintains its principal office at 600 Steamboat Road, Greenwich, Connecticut 06830. Its telephone number is (203) 625-2700.

    Neither the Depositor nor any of the Depositor's affiliates will insure or guarantee distributions on the Securities of any Series.

                                 LOAN PROGRAM

    The Loans will have been purchased by the Depositor, either directly or through affiliates, from Sellers. Unless otherwise specified in the related Prospectus Supplement, the Loans so acquired by the Depositor will have been originated in accordance with the underwriting criteria specified below under "Underwriting Standards".

UNDERWRITING STANDARDS

    Each Seller will represent and warrant that all Loans originated and/or sold by it to the Depositor or one of its affiliates will have been underwritten in accordance with standards consistent with those utilized by mortgage lenders generally during the period of origination for similar types of loans. As to any Loan insured by the FHA or partially guaranteed by the VA, the Seller will represent that it has complied with underwriting policies of the FHA or the VA, as the case may be.

    Underwriting standards are applied by or on behalf of a lender to evaluate the borrower's credit standing and repayment ability, and the value and adequacy of the Property as collateral. In general, a prospective borrower applying for a Loan is required to fill out a detailed application designed to provide to the underwriting officer pertinent credit information, including the principal balance and payment history with respect to any senior mortgage, if any, which, unless otherwise specified in the related Prospectus Supplement, the borrower's income will be verified by the Seller. As part of the description of the borrower's financial condition, the borrower generally is required to provide a current list of assets and liabilities and a statement of income and expenses, as well as an authorization to apply for a credit report which summarizes the borrower's credit history with local merchants and lenders and any record of bankruptcy. In most cases, an employment verification is obtained from an independent source (typically the borrower's employer) which verification reports the length of employment with that organization, the current salary, and whether it is expected that the borrower will continue such employment in the future. If a prospective borrower is self-employed, the borrower may be required to submit copies of signed tax returns. The borrower may also be required to authorize verification of deposits at financial institutions where the borrower has demand or savings accounts.

    In determining the adequacy of the property to be used as collateral, an appraisal will generally be made of each property considered for financing. The appraiser is generally required to inspect the property, issue a report on its condition and, if applicable, verify that construction, if new, has been completed. The appraisal is based on the market value of comparable homes, the estimated rental income (if considered applicable by the appraiser) and the cost of replacing the home. The value of the property being financed, as indicated by the appraisal, must be such that it currently supports, and is anticipated to support in the future, the outstanding loan balance.

    Once all applicable employment, credit and property information is received, a determination generally is made as to whether the prospective borrower has sufficient monthly income available (i) to meet the borrower's monthly obligations on the proposed mortgage loan (generally determined on the basis of the monthly payments due in the year of origination) and other expenses related to the property (such as property taxes and hazard insurance) and (ii) to meet monthly housing expenses and other financial obligations and monthly living expenses. The underwriting standards applied by Sellers, particularly with respect to the level of loan documentation and the mortgagor's income and credit history, may be varied in appropriate cases where factors such as low Combined Loan-to-Value Ratios or other favorable credit exist.

QUALIFICATIONS OF SELLERS

    Unless otherwise specified in the related Prospectus Supplement, each Seller will be required to satisfy the qualifications set forth herein. Each Seller must be an institution experienced in originating and servicing loans of the type contained in the related Pool in accordance with accepted practices and prudent guidelines, and must maintain satisfactory facilities to originate and service those loans. Unless otherwise specified in the related Prospectus Supplement, each Seller will be a seller/servicer approved by either FNMA or FHLMC.

REPRESENTATIONS BY SELLERS; REPURCHASES OR SUBSTITUTIONS


    Each Seller will have made representations and warranties in respect of the Loans sold by such Seller and evidenced by all, or a part, of a Series of Securities. Except as otherwise specified in the related Prospectus Supplement, such representations and warranties include, among other things:
(i) that title insurance (or in the case of Properties located in areas where such policies are generally not available, an attorney's certificate of title) and any required hazard insurance policy (or certificate of title as applicable) remained in effect on the date of purchase of the Loan from the Seller by or on behalf of the Depositor; (ii) that the Seller had good title to each such Loan and such Loan was subject to no offsets, defenses, counterclaims or rights of rescission except to the extent that any buydown agreement described herein may forgive certain indebtedness of a borrower;
(iii) that each Loan constituted a valid lien on the Property (subject only to permissible liens disclosed, if applicable, title insurance exceptions, if applicable, and certain other exceptions described in the Agreement) and that the Property was free from damage and was in acceptable condition; (iv) that there were no delinquent tax or assessment liens against the Property;
(v) that no required payment on a Loan was more than thirty days' delinquent; and (vi) that each Loan was made in compliance with, and is enforceable under, all applicable local, state and federal laws and regulations in all material respects.

    If so specified in the related Prospectus Supplement, the representations and warranties of a Seller in respect of a Loan will be made not as of the Cut-off Date but as of the date on which such Seller sold the Loan to the Depositor or one of its affiliates. Under such circumstances, a substantial period of time may have elapsed between such date and the date of initial issuance of the Series of Securities evidencing an interest in such Loan. Since the representations and warranties of a Seller do not address events that may occur following the sale of a Loan by such Seller, its repurchase obligation described below will not arise if the relevant event that would otherwise have given rise to such an obligation with respect to a Loan occurs after the date of sale of such Loan by such Seller to the Depositor or its affiliates. However, the Depositor will not include any Loan in the Trust Fund for any Series of Securities if anything has come to the Depositor's attention that would cause it to believe that the representationes and warranties of a Seller will not be accurate and complete in all material respects in respect of such Loan as of the date of initial issuance of the related Series of Securities. If the Master Servicer is also a Seller of Loans with respect to a particular Series, such representations will be in addition to the representations and warranties made by the Master Servicer in its capacity as a Master Servicer.

    The Master Servicer or the Trustee, if the Master Servicer is the Seller, will promptly notify the relevant Seller of any breach of any representation or warranty made by it in respect of a Loan which materially and adversely affects the interests of the Securityholders in such Loan. Unless otherwise specified in the related Prospectus Supplement, if such Seller cannot cure such breach within 90 days following notice from the Master Servicer or the Trustee, as the case may be, then such Seller will be obligated either (i) to repurchase such Loan from the Trust Fund at a price (the "Purchase Price") equal to 100% of the unpaid principal balance thereof as of the date of the repurchase plus accrued interest thereon to the first day of the month following the month of repurchase at the Loan Rate (less any Advances or amount payable as related servicing compensation if the Seller is the Master Servicer) or (ii) to substitute for such Loan a replacement loan that satisfies certain requirements set forth in the Agreement. If a REMIC election is to be made with respect to a Trust Fund, unless otherwise specified in the related Prospectus Supplement, the Master Servicer or a holder of the related residual certificate generally will be obligated to pay any prohibited transaction tax which may arise in connection with any such repurchase or substitution and the Trustee must have received a satisfactory opinion of counsel that such repurchase or substitution will not cause the Trust Fund to lose its status as a REMIC or otherwise subject the Trust Fund to a prohibited transaction tax. The Master Servicer may be entitled to reimbursement for any such payment from the assets of the related Trust Fund or from any holder of the related residual certificate. See "Description of the Securities--General". Except in those cases in which the Master Servicer is the Seller, the Master Servicer will be required under the applicable Agreement to enforce this obligation for the benefit of the Trustee and the holders of the Securities, following the practices it would employ in its good faith business judgment were it the owner of such Loan. This repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Seller.

    Neither the Depositor nor the Master Servicer (unless the Master Servicer is the Seller) will be obligated to purchase or substitute a Loan if a Seller defaults on its obligation to do so, and no assurance can be given that Sellers will carry out their respective repurchase or substitution obligations with respect to Loans. However, to the extent that a breach of a representation and warranty of a Seller may also constitute a breach of a representation made by the Master Servicer, the Master Servicer may have a repurchase or substitution obligation as described below under "The Agreements--Assignment of Trust Fund Assets".

                        DESCRIPTION OF THE SECURITIES

    Each Series of Certificates will be issued pursuant to separate agreements (each, a "Pooling and Servicing Agreement" or a "Trust Agreement") among the Depositor, the Servicer, if the Series relates to Loans, and the Trustee. A form of Pooling and Servicing Agreement and Trust Agreement has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. Each Series of Notes will be issued pursuant to an indenture (the "Indenture") between the related Trust Fund and the entity named in the related Prospectus Supplement as trustee (the "Trustee") with respect to such Series. A form of Indenture has been filed as an exhibit to the Registration Statement of which this Prospectus forms a part. A Series may consist of both Notes and Certificates. Each Agreement, dated as of the related Cut-off Date, will be among the Depositor, the Master Servicer and the Trustee for the benefit of the holders of the Securities of such Series. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. The following summaries describe certain provisions which may appear in each Agreement. The Prospectus Supplement for a Series of Securities will describe any provision of the Agreement relating to such Series that mainly differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Series of Securities and the applicable Prospectus Supplement. The Depositor will provide a copy of the Agreement (without exhibits) relating to any Series without charge upon written request of a holder of record of a Security of such Series addressed to Financial Asset Securities Corp., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Asset Backed Finance Group.

GENERAL

    Unless otherwise specified in the related Prospectus Supplement, the Certificates of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement, will evidence specified beneficial ownership interests in the related Trust Fund created pursuant to each Agreement and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Depositor. Unless otherwise specified in the related Prospectus Supplement, the Notes of each Series will be issued in book-entry or fully registered form, in the authorized denominations specified in the related Prospectus Supplement, will be secured by the pledge of the assets of the related Trust Fund and will not be entitled to payments in respect of the assets included in any other Trust Fund established by the Depositor. The Securities will not represent obligations of the Depositor or any affiliate of the Depositor. Certain of the Loans may be guaranteed or insured as set forth in the related Prospectus Supplement. Each Trust Fund will consist of, to the extent provided in the Agreement, (i) the Trust Fund Assets, as from time to time are subject to the related Agreement (exclusive of any amounts specified in the related Prospectus Supplement ("Retained Interest")), including all payments of interest and principal received with respect to the Loans after the Cut-off Date (to the extent not applied in computing the Cut-off Date Principal Balance); (ii) such assets as from time to time are required to be deposited in the related Security Account, as described below under "The Agreements--Payments on Loans; Deposits to Security Account";
(iii) property which secured a Loan and which is acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure and (iv) any insurance policies or other forms of credit enhancement required to be maintained pursuant to the related Agreement. If so specified in the related Prospectus Supplement, a Trust Fund may also include one or more of the following: reinvestment income on payments received on the Trust Fund Assets, a Reserve Account, a mortgage pool insurance policy, a Special Hazard Insurance Policy, a Bankruptcy Bond, one or more letters of credit, a surety bond, guaranties or similar instruments or other agreements.

    Each Series of Securities will be issued in one or more classes. Each class of Securities of a Series will evidence beneficial ownership of a specified percentage (which may be 0%) or portion of future interest payments and a specified percentage (which may be 0%) or portion of future principal payments on the Trust Fund Assets in the related Trust Fund. A Series of Securities may include one or more classes that are senior in right to payment to one or more other classes of Securities of such Series. One or more classes of Securities of a Series may be entitled to receive distributions of principal, interest or any combination thereof. Distributions on one or more classes of a Series of Securities may be made prior to one or more other classes, after the occurrence of specified events, in accordance with a schedule or formula, on the basis of collections from designated portions of the Trust Fund Assets in the related Trust Fund or on a different basis, in each case as specified in the related Prospectus Supplement. The timing and amounts of such distributions may vary among classes or over time as specified in the related Prospectus Supplement.

    Unless otherwise specified in the related Prospectus Supplement, distributions of principal and interest (or, where applicable, of principal only or interest only) on the related Securities will be made by the Trustee on each Distribution Date (i.e., monthly or at such other intervals and on the dates as are specified in the Prospectus Supplement) in proportion to the percentages specified in the related Prospectus Supplement. Distributions will be made to the persons in whose names the Securities are registered at the close of business on the dates specified in the related Prospectus Supplement (each, a "Record Date"). Distributions will be made in the manner specified in the Prospectus Supplement to the persons entitled thereto at the address appearing in the register maintained for holders of Securities (the "Security Register"); provided, however, that the final distribution in retirement of the Securities will be made only upon presentation and surrender of the Securities at the office or agency of the Trustee or other person specified in the notice to Securityholders of such final distribution.

    The Securities will be freely transferable and exchangeable at the Corporate Trust Office of the Trustee as set forth in the related Prospectus Supplement. No service charge will be made for any registration of exchange or transfer of Securities of any Series but the Trustee may require payment of a sum sufficient to cover any related tax or other governmental charge.

    Under current law the purchase and holding of a class of Securities entitled only to a specified percentage of payments of either interest or principal or a notional amount of other interest or principal on the related Loans or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events by or on behalf of any employee benefit plan or other retirement arrangement (including individual retirement accounts and annuities, Keogh plans and collective investment funds in which such plans, accounts or arrangements are invested) subject to provisions of ERISA or the Code may result in prohibited transactions within the meaning of ERISA and the Code. See "ERISA Considerations". Unless otherwise specified in the related Prospectus Supplement, the transfer of Securities of such a class will not be registered unless the transferee (i) represents that it is not, and is not purchasing on behalf of, any such plan, account or arrangement or (ii) provides an opinion of counsel satisfactory to the Trustee and the Depositor that the purchase of Securities of such a class by or on behalf of such plan, account or arrangement is permissible under applicable law and will not subject the Trustee, the Master Servicer or the Depositor to any obligation or liability in addition to those undertaken in the Agreements.

    As to each Series, an election may be made to treat the related Trust Fund or designated portions thereof as a "real estate mortgage investment conduit" or "REMIC" as defined in the Code. The related Prospectus Supplement will specify whether a REMIC election is to be made. Alternatively, the Agreement for a Series may provide that a REMIC election may be made at the discretion of the Depositor or the Master Servicer and may only be made if certain conditions are satisfied. As to any such Series, the terms and provisions applicable to the making of a REMIC election, as well as any material federal income tax consequences to Securityholders not otherwise described herein, will be set forth in the related Prospectus Supplement. If such an election is made with respect to a Series, one of the classes will be designated as evidencing the sole class of "residual interests" in the related REMIC, as defined in the Code. All other classes of Securities in such a Series will constitute "regular interests" in the related REMIC, as defined in the Code. As to each Series with respect to which a REMIC election is to be made, the Master Servicer or a holder of the related residual certificate will be obligated to take all actions required in order to comply with applicable laws and regulations and will be obligated to pay any prohibited transaction taxes. The Master Servicer, to the extent set forth in the related Prospectus Supplement, will be entitled to reimbursement for any such payment from the assets of the Trust Fund or from any holder of the related residual certificate.

DISTRIBUTIONS ON SECURITIES

    General. In general, the method of determining the amount of distributions on a particular Series of Securities will depend on the type of credit support, if any, that is used with respect to such Series. See "Credit Enhancement". Set forth below are descriptions of various methods that may be used to determine the amount of distributions on the Securities of a particular Series. The Prospectus Supplement for each Series of Securities will describe the method to be used in determining the amount of distributions on the Securities of such Series.

    Distributions allocable to principal and interest on the Securities will be made by the Trustee out of, and only to the extent of, funds in the related Security Account, including any funds transferred from any Reserve Account (a "Reserve Account"). As between Securities of different classes and as between distributions of principal (and, if applicable, between distributions of Principal Prepayments, as defined below, and scheduled payments of principal) and interest, distributions made on any Distribution Date will be applied as specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the distributions to any class of Securities will be made pro rata to all Securityholders of that class.

    Available Funds. All distributions on the Securities of each Series on each Distribution Date will be made from the Available Funds described below, in accordance with the terms described in the related Prospectus Supplement and specified in the Agreement. Unless otherwise provided in the related Prospectus Supplement, "Available Funds" for each Distribution Date will equal the sum of the following amounts:

        (i)  the  aggregate  of  all  previously  undistributed  payments   on
    account of  principal  (including  Principal  Prepayments,  if  any,  and
    prepayment  penalties,   if  so  provided   in  the   related  Prospectus
    Supplement) and interest on the Loans in the related Trust Fund (including Liquidation Proceeds and Insurance Proceeds and amounts drawn under letters of credit or other credit enhancement instruments as permitted thereunder and as specified in the related Agreement) received by the Master Servicer after the Cut-off Date and on or prior to the day of the month of the related Distribution Date specified in the related Prospectus Supplement (the "Determination Date") except

             (a) all payments which were due on or before the Cut-off Date;

             (b) all Liquidation Proceeds and all Insurance Proceeds, all Principal Prepayments and all other proceeds of any Loan purchased by the Depositor, Master Servicer, any Sub-Servicer or any Seller pursuant to the Agreement that were received after the prepayment period specified in the related Prospectus Supplement and all related payments of interest representing interest for any period after the interest accrual period;

             (c) all scheduled payments of principal and interest due on a date or dates subsequent to the Due Period relating to such Distribution Date;

             (d) amounts received on particular Loans as late payments of principal or interest or other amounts required to be paid by borrowers, but only to the extent of any unreimbursed advance in respect thereof made by the Master Servicer (including the related Sub-Servicers, Support Servicers or the Trustee);

             (e) amounts representing reimbursement, to the extent permitted by the Agreement and as described under "Advances" below, for advances made by the Master Servicer, Sub-Servicers, Support Servicers or the Trustee that were deposited into the Security Account, and amounts representing reimbursement for certain other losses and expenses incurred by the Master Servicer or the Depositor and described below;

             (f) that portion of each collection of interest on a particular Loan in such Trust Fund which represents servicing compensation payable to the Master Servicer or Retained Interest which is to be retained from such collection or is permitted to be retained from related Insurance Proceeds, Liquidation Proceeds or proceeds of Loans purchased pursuant to the Agreement;

        (ii) the amount of any advance made by the Master Servicer, Sub Servicer, Support Servicer or Trustee as described under "Advances" below and deposited by it in the Security Account;

        (iii)    if applicable, amounts withdrawn from a Reserve Account;

        (iv) if applicable, amounts provided under a letter of credit, insurance policy, surety bond or other third-party guaranties; and

        (v)  if applicable, the amount of prepayment interest shortfall.

    Distributions of Interest. Unless otherwise specified in the related Prospectus Supplement, interest will accrue on the aggregate Security Principal Balance (or, in the case of Securities (i) entitled only to distributions allocable to interest, the aggregate notional principal balance or (ii) which, under certain circumstances, allow for the accrual of interest otherwise scheduled for payment to remain unpaid until the occurrence of certain events specified in the related Prospectus Supplement) of each class of Securities entitled to interest from the date, at the Pass-Through Rate (which may be a fixed rate or rate adjustable as specified in such Prospectus Supplement) and for the periods specified in such Prospectus Supplement. To the extent funds are available therefor, interest accrued during each such specified period on each class of Securities entitled to interest (other than a class of Securities that provides for interest that accrues, but is not currently payable, referred to hereafter as "Accrual Securities") will be distributable on the Distribution Dates specified in the related Prospectus Supplement until the aggregate Security Principal Balance of the Securities of such class has been distributed in full or, in the case of Securities entitled only to distributions allocable to interest, until the aggregate notional principal balance of such Securities is reduced to zero or for the period of time designated in the related Prospectus Supplement. The original Security Principal Balance of each Security will equal the aggregate distributions allocable to principal to which such Security is entitled. Unless otherwise specified in the related Prospectus Supplement, distributions allocable to interest on each Security that is not entitled to distributions allocable to principal will be calculated based on the notional principal balance of such Security. The notional principal balance of a Security will not evidence an interest in or entitlement to distributions allocable to principal but will be used solely for convenience in expressing the calculation of interest and for certain other purposes.

    Interest payable on the Securities of a Series on a Distribution Date will include all interest accrued during the period specified in the related Prospectus Supplement. In the event interest accrues over a period ending two or more days prior to a Distribution Date, the effective yield to Securityholders will be reduced from the yield that would otherwise be obtainable if interest payable on the Security were to accrue through the day immediately preceding each Distribution Date, and the effective yield (at par) to Securityholders will be less than the indicated coupon rate.

    With respect to any class of Accrual Securities, if specified in the related Prospectus Supplement, any interest that has accrued but is not paid on a given Distribution Date will be added to the aggregate Security Principal Balance of such class of Securities on that Distribution Date. Distributions of interest on any class of Accrual Securities will commence only after the occurrence of the events specified in the related Prospectus Supplement. Prior to such time, the beneficial ownership interest of such class of Accrual Securities in the Trust Fund, as reflected in the aggregate Security Principal Balance of such class of Accrual Securities, will increase on each Distribution Date by the amount of interest that accrued on such class of Accrual Securities during the preceding interest accrual period but that was not required to be distributed to such class on such Distribution Date. Any such class of Accrual Securities will thereafter accrue interest on its outstanding Security Principal Balance as so adjusted.

    Distributions of Principal. The related Prospectus Supplement will specify the method by which the amount of principal to be distributed on the Securities on each Distribution Date will be calculated and the manner in which such amount will be allocated among the classes of Securities entitled to distributions of principal. The aggregate Security Principal Balance of any class of Securities entitled to distributions of principal generally will be the aggregate original Security Principal Balance of such class of Securities specified in such Prospectus Supplement, reduced by all distributions reported to the holders of such Securities as allocable to principal and, (i) in the case of Accrual Securities, increased by all interest accrued but not then distributable on such Accrual Securities and
(ii) in the case of adjustable rate Securities, subject to the effect of negative amortization, if applicable.

    If so provided in the related Prospectus Supplement, one or more classes of Securities will be entitled to receive all or a disproportionate percentage of the payments of principal which are received from borrowers in advance of their scheduled due dates and are not accompanied by amounts representing scheduled interest due after the month of such payments ("Principal Prepayments") in the percentages and under the circumstances or for the periods specified in such Prospectus Supplement. Any such allocation of Principal Prepayments to such class or classes of Securityholders will have the effect of accelerating the amortization of such Securities while increasing the interests evidenced by other Securities in the Trust Fund. Increasing the interests of the other Securities relative to that of certain Securities allocated by the principal prepayments is intended to preserve the availability of the subordination provided by such other Securities. See "Credit Enhancement-Subordination".

    Unscheduled Distributions. The Securities will be subject to receipt of distributions before the next scheduled Distribution Date under the circumstances  and in  the  manner  described below  and  in such  Prospectus
Supplement.    If applicable,  the  Trustee  will be  required  to  make such unscheduled distributions on the day and in the amount specified in the related Prospectus Supplement if, due to substantial payments of principal (including Principal Prepayments) on the Trust Fund Assets, the Trustee or the Master Servicer determines that the funds available or anticipated to be available from the Security Account and, if applicable, any Reserve Account, may be insufficient to make required distributions on the Securities on such Distribution Date. Unless otherwise specified in the related Prospectus Supplement, the amount of any such unscheduled distribution that is allocable to principal will not exceed the amount that would otherwise have been required to be distributed as principal on the Securities on the next Distribution Date. Unless otherwise specified in the related Prospectus
Supplement, the unscheduled distributions will include interest at the applicable Pass-Through Rate (if any) on the amount of the unscheduled distribution allocable to principal for the period and to the date specified in such Prospectus Supplement.

    Unless otherwise specified in the related Prospectus Supplement, the distributions allocable to principal in any unscheduled distribution will be made in the same priority and manner as distributions of principal on the Securities would have been made on the next Distribution Date, and with respect to Securities of the same class, unscheduled distributions of principal will be made on the same basis as such distributions would have been made on the next Distribution Date on a pro rata basis. Notice of any unscheduled distribution will be given by the Trustee prior to the date of such distribution.

ADVANCES

    To the extent provided in the related Prospectus Supplement, the Master Servicer will be required to advance on or before each Distribution Date (from its own funds, funds advanced by Sub-Servicers or Support Servicers or funds held in the Security Account for future distributions to the holders of such Securities), an amount equal to the aggregate of payments of interest and/or principal that were delinquent on the related Determination Date and were not advanced by any Sub-Servicer, subject to the Master Servicer's determination that such advances will be recoverable out of late payments by borrowers, Liquidation Proceeds, Insurance Proceeds or otherwise. In addition, to the extent provided in the related Prospectus Supplement, a cash account may be established to provide for Advances to be made in the event of certain Trust Fund Assets payment defaults or collection shortfalls.

    In making Advances, the Master Servicer will endeavor to maintain a regular flow of scheduled interest and principal payments to holders of the Securities, rather than to guarantee or insure against losses. If Advances are made by the Master Servicer from cash being held for future distribution to Securityholders, the Master Servicer will replace such funds on or before any future Distribution Date to the extent that funds in the applicable Security Account on such Distribution Date would be less than the amount required to be available for distributions to Securityholders on such date. Any Master Servicer funds advanced will be reimbursable to the Master Servicer out of recoveries on the specific Loans with respect to which such Advances were made (e.g., late payments made by the related borrower, any related Insurance Proceeds, Liquidation Proceeds or proceeds of any Loan purchased by a Sub-Servicer or a Seller under the circumstances described hereinabove). Advances by the Master Servicer (and any advances by a Sub-Servicer or a Support Servicer) also will be reimbursable to the Master Servicer (or Sub-Servicer or a Support Servicer) from cash otherwise distributable to Securityholders (including the holders of Senior Securities) to the extent that the Master Servicer determines that any such Advances previously made are not ultimately recoverable as described above. To the extent provided in the related Prospectus Supplement, the Master Servicer also will be obligated to make Advances, to the extent recoverable out of Insurance Proceeds, Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by borrowers on a timely basis. Funds so advanced are reimbursable to the Master Servicer to the extent permitted by the Agreement. The obligations of the Master Servicer to make advances may be supported by a cash advance reserve fund, a surety bond or other arrangement, in each case as described in such Prospectus Supplement.

    The Master Servicer or Sub-Servicer may enter into an agreement (a "Support Agreement") with a Support Servicer pursuant to which the Support Servicer agrees to provide funds on behalf of the Master Servicer or Sub-Servicer in connection with the obligation of the Master Servicer or Sub-Servicer, as the case may be, to make Advances. The Support Agreement will be delivered to the Trustee and the Trustee will be authorized to accept a substitute Support Agreement in exchange for an original Support Agreement, provided that such substitution of the Support Agreement will not adversely affect the rating or ratings then in effect on the Securities.

    Unless otherwise specified in the related Prospectus Supplement, in the event the Master Servicer, a Sub-Servicer or a Support Servicer fails to make a required Advance, the Trustee will be obligated to make such Advance in its capacity as successor servicer. If the Trustee makes such an Advance, it will be entitled to be reimbursed for such Advance to the same extent and degree as the Master Servicer, a Sub-Servicer or a Support Servicer is entitled to be reimbursed for Advances. See "Description of the Securities-- Distributions on Securities" herein.

COMPENSATING INTEREST

    If so specified in the related Prospectus Supplement, the Master Servicer will be required to remit to the Trustee, with respect to each Loan in the related Trust Fund as to which a principal prepayment in full or a principal payment which is in excess of the scheduled monthly payment and is not intended to cure a delinquency was received during any Due Period, an amount, from and to the extent of amounts otherwise payable to the Master Servicer as servicing compensation, equal to the excess, if any, of (a) 30 days' interest on the principal balance of the related Loan at the Loan Rate net of the per annum rate at which the Master Servicer's servicing fee accrues, over (b) the amount of interest actually received on such Loan during such Due Period, net of the Master Servicer's servicing fee.

REPORTS TO SECURITYHOLDERS

    Prior to or concurrently with each distribution on a Distribution Date, the Master Servicer or the Trustee will furnish to each Securityholder of record of the related Series a statement setting forth, to the extent applicable to such Series of Securities, among other things:

        (i)  the   amount  of   such  distribution   allocable  to  principal,
    separately identifying the aggregate amount of any Principal Prepayments and any applicable prepayment penalties included therein;

        (ii)     the amount of such distribution allocable to interest;

        (iii)    the amount of any Advance;

        (iv)     the  aggregate  amount  (a)   otherwise  allocable  to   the
    Subordinated Securityholders on such Distribution Date, and (b) withdrawn from the Reserve Fund, if any, that is included in the amounts distributed to the Senior Securityholders;

        (v) the outstanding principal balance or notional principal balance of such class after giving effect to the distribution of principal on such Distribution Date;

        (vi) the percentage of principal payments on the Loans (excluding prepayments), if any, which such class will be entitled to receive on the following Distribution Date;

        (vii) the percentage of Principal Prepayments on the Loans, if any, which such class will be entitled to receive on the following Distribution Date;

        (viii) the related amount of the servicing compensation retained or withdrawn from the Security Account by the Master Servicer, and the amount of additional servicing compensation received by the Master Servicer attributable to penalties, fees, excess Liquidation Proceeds and other similar charges and items;

        (ix) the number and aggregate principal balances of Loans (A) delinquent (exclusive of Loans in foreclosure) (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days and (B) in foreclosure and delinquent
    (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

        (x) the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

        (xi) if a class is entitled only to a specified portion of payments of interest on the Loans in the related Pool, the Pass-Through Rate, if adjusted from the date of the last statement, of the Loans expected to be applicable to the next distribution to such class;

        (xii) if applicable, the amount remaining in any Reserve Account at the close of business on the Distribution Date;

        (xiii) the Pass-Through Rate as of the day prior to the immediately preceding Distribution Date;
    and

        (xiv) any amounts remaining under letters of credit, pool policies or other forms of credit enhancement.

    Where applicable, any amount set forth above may be expressed as a dollar amount per single Security of the relevant class having the Percentage Interest specified in the related Prospectus Supplement. The report to Securityholders for any Series of Securities may include additional or other information of a similar nature to that specified above.

    In addition, within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee will mail to each Securityholder of record at any time during such calendar year a report (a) as to the aggregate of amounts reported pursuant to (i) and (ii) above for such calendar year or, in the event such person was a Securityholder of record during a portion of such calendar year, for the applicable portion of such year and (b) such other customary information as may be deemed necessary or desirable for Securityholders to prepare their tax returns.

BOOK-ENTRY REGISTRATION OF SECURITIES

    As described in the Prospectus Supplement, if not issued in fully registered form, each class of Securities will be registered as book-entry certificates (the "Book-Entry Securities"). Persons acquiring beneficial ownership interests in the Securities ("Security Owners") will hold their Securities through the Depository Trust Company ("DTC") in the United States, or Cedel Bank, societe anonyme ("CEDEL") or the Euroclear System ("Euroclear") (in Europe) if they are participants ("Participants") of such systems, or indirectly through organizations which are Participants in such systems. The Book-Entry Securities will be issued in one or more certificates which equal the aggregate principal balance of the Securities and will initially be registered in the name of Cede & Co., the nominee of DTC. CEDEL and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank, N.A. will act as depositary for CEDEL and the Brussels, Belgium branch of Morgan Guarantee Trust Company of New York ("Morgan") will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no Security Owner will be entitled to receive a physical certificate representing such Security (a "Definitive Security"). Unless and until Definitive Securities are issued, it is anticipated that the only "Securityholders" of the Securities will be Cede & Co., as nominee of DTC. Security Owners are only permitted to exercise their rights indirectly through Participants and DTC.

    The Security Owner's ownership of a Book-Entry Security will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Security Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Security will be recorded on the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Security Owner's Financial Intermediary is not a Participant and on the records of CEDEL or Euroclear, as appropriate).

    Security Owners will receive all distributions of principal of, and interest on, the Securities from the Trustee through DTC and Participants. While the Securities are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Securities and is required to receive and transmit distributions of principal of, and interest on, the Securities. Participants and indirect participants with whom Security Owners have accounts with respect to Securities are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess certificates, the Rules provide a mechanism by which Security Owners will receive distributions and will be able to transfer their interest.

    Security Owners will not receive or be entitled to receive certificates representing their respective interests in the Securities, except under the limited circumstances described below. Unless and until Definitive Securities are issued, Security Owners who are not Participants may transfer ownership of Securities only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Securities, by book-entry transfer, through DTC for the account of the purchasers of such Securities, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Securities will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Security Owners.

    Because of time zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant (as defined herein) or Euroclear
Participant (as defined herein) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

    Transfers between Participants will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

    Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

    CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

    Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan, under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by Morgan, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

    Morgan is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

    Securities clearance accounts and cash accounts with Morgan are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

    Under a book-entry format, beneficial owners of the Book-Entry Securities may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Material Federal Income Tax Consequences--Tax Treatment of Foreign Investors" and "--Tax Consequences to Holders of Notes--Backup Withholding" herein. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Securities to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Securities, may be limited due to the lack of physical certificates for such Book-Entry Securities. In addition, issuance of the Book-Entry Securities in book-entry form may reduce the liquidity of such Securities in the secondary market since certain potential investors may be unwilling to purchase Securities for which they cannot obtain physical certificates.

    Monthly and annual reports on the Trust will be provided to CEDE, as nominee of DTC, and may be made available by CEDE to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial Intermediaries to whose DTC accounts the Book-Entry Securities of such beneficial owners are credited.

    DTC has advised the Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Securities under the applicable Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Securities are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Securities. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Securityholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Securities which conflict with actions taken with respect to other Securities.

    Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Securities. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Securities and instructions for re-registration, the Trustee will issue Definitive Securities, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the applicable Agreement.

    Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

    None of the Servicer, the Depositor or the Trustee will have any responsibility for any aspect of the records relating, to or payments made on account of beneficial ownership interests of the Book-Entry Securities held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

                              CREDIT ENHANCEMENT

GENERAL

    Credit enhancement may be provided with respect to one or more classes of a Series of Securities or with respect to the Trust Fund Assets in the related Trust Fund. Credit enhancement may be in the form of a limited financial guaranty policy issued by an entity named in the related Prospectus Supplement, the subordination of one or more classes of the Securities of such Series, the establishment of one or more Reserve Accounts, the use of a cross-support feature, use of a mortgage pool insurance policy, FHA Insurance, VA Guarantee, bankruptcy bond, special hazard insurance policy, surety bond, letter of credit, guaranteed investment contract or another method of credit enhancement described in the related Prospectus Supplement, or any combination of the foregoing. Unless otherwise specified in the related Prospectus Supplement, credit enhancement will not provide protection against all risks of loss and will not guarantee repayment of the entire principal balance of the Securities and interest thereon. If losses occur which exceed the amount covered be credit enhancement or which are not covered by the credit enhancement, Securityholders will bear their allocable share of deficiencies.

SUBORDINATION

    Protection afforded to holders of one or more classes of Securities of a Series by means of the subordination feature may be accomplished by the preferential right of holders of one or more other classes of such Series (the "Senior Securities") to distributions in respect of scheduled principal, Principal Prepayments, interest or any combination thereof that otherwise would have been payable to holders of Subordinated Securities under the circumstances and to the extent specified in the related Prospectus Supplement. Protection may also be afforded to the holders of Senior Securities of a Series by: (i) reducing the ownership interest of the related Subordinated Securities; (ii) a combination of the immediately preceding sentence and clause (i) above; or (iii) as otherwise described in the related Prospectus Supplement. Delays in receipt of scheduled payments on the Loans and losses on defaulted Loans may be borne first by the various classes of Subordinated Securities and thereafter by the various classes of Senior Securities, in each case under the circumstances and subject to the limitations specified in such related Prospectus Supplement. The aggregate distributions in respect of delinquent payments on the Loans over the lives of the Securities or at any time, the aggregate losses in respect of defaulted Loans which must be borne by the Subordinated Securities by virtue of subordination and the amount of the distributions otherwise distributable to the Subordinated Securityholders that will be distributable to Senior Securityholders on any Distribution Date may be limited as specified in the related Prospectus Supplement. If aggregate distributions in respect of delinquent payments on the Loans or aggregate losses in respect of such Loans were to exceed an amount specified in the related Prospectus Supplement, holders of Senior Securities would experience losses on the Securities.

    In addition to or in lieu of the foregoing, if so specified in the related Prospectus Supplement, all or any portion of distributions otherwise payable to holders of Subordinated Securities on any Distribution Date may instead be deposited into one or more Reserve Accounts established with the Trustee or distributed to holders of Senior Securities. Such deposits may be made on each Distribution Date, for specified periods or until the balance in the Reserve Account has reached a specified amount and, following payments from the Reserve Account to holders of Senior Securities or otherwise, thereafter to the extent necessary to restore the balance in the Reserve Account to required levels, in each case as specified in the related Prospectus Supplement. Amounts on deposit in the Reserve Account may be released to the holders of certain classes of Securities at the times and under the circumstances specified in such Prospectus Supplement.

    Various classes of Senior Securities and Subordinated Securities may themselves be subordinate in their right to receive certain distributions to other classes of Senior and Subordinated Securities, respectively, through a cross support mechanism or otherwise.

    As between classes of Senior Securities and as between classes of Subordinated Securities, distributions may be allocated among such classes
(i) in the order of their scheduled final distribution dates, (ii) in accordance with a schedule or formula, (iii) in relation to the occurrence of events, or (iv) otherwise, in each case as specified in the related Prospectus Supplement. As between classes of Subordinated Securities, payments to holders of Senior Securities on account of delinquencies or losses and payments to any Reserve Account will be allocated as specified in the related Prospectus Supplement.

SPECIAL HAZARD INSURANCE POLICIES

    A separate Special Hazard Insurance Policy may be obtained for the Pool and issued by the insurer (the "Special Hazard Insurer") named in the related Prospectus Supplement. Each Special Hazard Insurance Policy will, subject to limitations described below, protect holders of the related Securities from
(i) loss by reason of damage to Properties caused by certain hazards (including earthquakes and, to a limited extent, tidal waves and related water damage or as otherwise specified in the related Prospectus Supplement) not insured against under the standard form of hazard insurance policy for the respective states in which the Properties are located or under a flood insurance policy if the Property is located in a federally designated flood area, and (ii) loss caused by reason of the application of the coinsurance clause contained in hazard insurance policies. See "The Agreements-Hazard Insurance". Each Special Hazard Insurance Policy will not cover losses occasioned by fraud or conversion by the Trustee or Master Servicer, war, insurrection, civil war, certain governmental action, errors in design, faulty workmanship or materials (except under certain circumstances), nuclear or chemical reactions, flood (if the Property is located in a federally designated flood area), nuclear or chemical contamination and certain other risks. The amount of coverage under any Special Hazard Insurance Policy will be specified in the related Prospectus Supplement. Each Special Hazard Insurance Policy will provide that no claim may be paid unless hazard and, if applicable, flood insurance on the Property securing the Loan have been kept in force and other protection and preservation expenses have been paid.

    Subject to the foregoing limitations, and unless otherwise specified in the related Prospectus Supplement, each Special Hazard Insurance Policy will provide that where there has been damage to Property securing a foreclosed Loan (title to which has been acquired by the insured) and to the extent such damage is not covered by the hazard insurance policy or flood insurance policy, if any, maintained by the borrower or the Master Servicer, the Special Hazard Insurer will pay the lesser of (i) the cost of repair or replacement of such property or (ii) upon transfer of the Property to the Special Hazard Insurer, the unpaid principal balance of such Loan at the time of acquisition of such Property by foreclosure or deed in lieu of foreclosure, plus accrued interest to the date of claim settlement and certain expenses incurred by the Master Servicer with respect to such Property. If the unpaid principal balance of a Loan plus accrued interest and certain expenses is paid by the Special Hazard Insurer, the amount of further coverage under the related Special Hazard Insurance Policy will be reduced by such amount less any net proceeds from the sale of the Property. Any amount paid as the cost of repair of the Property will further reduce coverage by such amount.

    The Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency rating the Securities of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Special Hazard Insurance Policy. The amount of any Special Hazard Insurance Policy or of the deposit to the special trust account relating to such Securities in lieu thereof may be reduced so long as any such reduction will not result in a downgrading of the rating of such Securities by any such Rating Agency.

BANKRUPTCY BONDS

    A bankruptcy bond ("Bankruptcy Bond") for proceedings under the federal Bankruptcy Code may be issued by an insurer named in such Prospectus Supplement. Each Bankruptcy Bond will cover certain losses resulting from a reduction by a bankruptcy court of scheduled payments of principal and interest on a Loan or a reduction by such court of the principal amount of a Loan and will cover certain unpaid interest on the amount of such a principal reduction from the date of the filing of a bankruptcy petition. The required amount of coverage under each Bankruptcy Bond will be set forth in the related Prospectus Supplement. The Master Servicer may deposit cash, an irrevocable letter of credit or any other instrument acceptable to each Rating Agency rating the Securities of the related Series in a special trust account to provide protection in lieu of or in addition to that provided by a Bankruptcy Bond. Coverage under a Bankruptcy Bond may be cancelled or reduced by the Master Servicer if such cancellation or reduction would not adversely affect the then current rating or ratings of the related Securities. See "Certain Legal Aspects of the Loans-Anti-Deficiency Legislation and Other Limitations on Lenders".

RESERVE ACCOUNTS

    Credit support with respect to a Series of Securities may be provided by the establishment and maintenance with the Trustee for such Series of Securities, in trust, of one or more Reserve Accounts for such Series. The related Prospectus Supplement will specify whether or not any such Reserve Accounts will be included in the Trust Fund for such Series.

    The Reserve Account for a Series will be funded (i) by the deposit therein of cash, United States Treasury securities, instruments evidencing ownership of principal or interest payments thereon, letters of credit, demand notes, certificates of deposit or a combination thereof in the aggregate amount specified in the related Prospectus Supplement, (ii) by the deposit therein from time to time of certain amounts, as specified in the related Prospectus Supplement to which the Subordinate Securityholders, if any, would otherwise be entitled or (iii) in such other manner as may be specified in the related Prospectus Supplement.

    Any amounts on deposit in the Reserve Account and the proceeds of any other instrument upon maturity will be held in cash or will be invested in Permitted Investments which may include obligations of the United States and certain agencies thereof, certificates of deposit, certain commercial paper, time deposits and bankers acceptances sold by eligible commercial banks and certain repurchase agreements of United States government securities with eligible commercial banks. If a letter of credit is deposited with the Trustee, such letter of credit will be irrevocable. Any instrument deposited therein will name the Trustee, in its capacity as trustee for the holders of the Securities, as beneficiary and will be issued by an entity acceptable to each Rating Agency that rates the Securities. Additional information with respect to such instruments deposited in the Reserve Accounts will be set forth in the related Prospectus Supplement.

    Any amounts so deposited and payments on instruments so deposited will be available for withdrawal from the Reserve Account for distribution to the holders of Securities for the purposes, in the manner and at the times specified in the related Prospectus Supplement.

POOL INSURANCE POLICIES

    A separate pool insurance policy ("Pool Insurance Policy") may be obtained for the Pool and issued by the insurer (the "Pool Insurer") named in the related Prospectus Supplement. Each Pool Insurance Policy will, subject to the limitations described below, cover loss by reason of default in payment on Loans in the Pool in an amount equal to a percentage specified in such Prospectus Supplement of the aggregate principal balance of such Loans on the Cut-off Date which are not covered as to their entire outstanding principal balances by Primary Mortgage Insurance Policies. As more fully described below, the Master Servicer will present claims thereunder to the
Pool Insurer on behalf of itself, the Trustee and the holders of the Securities. The Pool Insurance Policies, however, are not blanket policies against loss, since claims thereunder may only be made respecting particular defaulted Loans and only upon satisfaction of certain conditions precedent described below. Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policies will not cover losses due to a failure to pay or denial of a claim under a Primary Mortgage Insurance Policy.

    Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will provide that no claims may be validly presented unless (i) any required Primary Mortgage Insurance Policy is in effect for the defaulted Loan and a claim thereunder has been submitted and settled;
(ii) hazard insurance on the related Property has been kept in force and real estate taxes and other protection and preservation expenses have been paid;
(iii) if there has been physical loss or damage to the Property, it has been restored to its physical condition (reasonable wear and tear excepted) at the time of issuance of the policy; and (iv) the insured has acquired good and merchantable title to the Property free and clear of liens except certain permitted encumbrances. Upon satisfaction of these conditions, the Pool Insurer will have the option either (a) to purchase the property securing the defaulted Loan at a price equal to the principal balance thereof plus accrued and unpaid interest at the Loan Rate to the date of purchase and certain expenses incurred by the Master Servicer on behalf of the Trustee and Securityholders, or (b) to pay the amount by which the sum of the principal balance of the defaulted Loan plus accrued and unpaid interest at the Loan Rate to the date of payment of the claim and the aforementioned expenses exceeds the proceeds received from an approved sale of the Property, in either case net of certain amounts paid or assumed to have been paid under the related Primary Mortgage Insurance Policy. If any Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy or the applicable Special Hazard Insurance Policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the Pool Insurance Policy, the Master Servicer will not be required to expend its own funds to restore the damaged Property unless it determines that (i) such restoration will increase the proceeds to securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) such expenses will be recoverable by it through proceeds of the sale of the Property or proceeds of the related Pool Insurance Policy or any related Primary Mortgage Insurance Policy.

    Unless otherwise specified in the related Prospectus Supplement, the Pool Insurance Policy will not insure (and many Primary Mortgage Insurance Policies do not insure) against loss sustained by reason of a default arising from, among other things, (i) fraud or negligence in the origination or servicing of a Loan, including misrepresentation by the borrower, the originator or persons involved in the origination thereof, or (ii) failure to construct a Property in accordance with plans and specifications. A failure of coverage attributable to one of the foregoing events might result in a breach of the related Seller's representations described above, and, in such events might give rise to an obligation on the part of such Seller to purchase the defaulted Loan if the breach cannot be cured by such Seller. No Pool Insurance Policy will cover (and many Primary Mortgage Insurance Policies do not cover) a claim in respect of a defaulted Loan occurring when the servicer of such Loan, at the time of default or thereafter, was not approved by the applicable insurer.

    Unless otherwise specified in the related Prospectus Supplement, the original amount of coverage under each Pool Insurance Policy will be reduced over the life of the related Securities by the aggregate dollar amount of claims paid less the aggregate of the net amounts realized by the Pool Insurer upon disposition of all foreclosed properties. The amount of claims paid may include certain expenses incurred by the Master Servicer as well as accrued interest on delinquent Loans to the date of payment of the claim. Accordingly, if aggregate net claims paid under any Pool Insurance Policy reach the original policy limit, coverage under that Pool Insurance Policy will be exhausted and any further losses will be borne by the Securityholders.

FHA INSURANCE; VA GUARANTEES

    Loans designated in the related Prospectus Supplement as insured by the FHA will be insured by the FHA as authorized under the United States Housing Act of 1934, as amended. In addition to the Title I Program of the FHA, see "Certain Legal Considerations -- Title I Program", certain Loans will be insured under various FHA programs including the standard FHA 203(b) program to finance the acquisition of one- to four-family housing units and the FHA 245 graduated payment mortgage program. These programs generally limit the principal amount and interest rates of the mortgage loans insured.

    The insurance premiums for Loans insured by the FHA are collected by lenders approved by the Department of Housing and Urban Development ("HUD") or by the Master Servicer or any Sub-Servicer and are paid to the FHA. The regulations governing FHA single-family mortgage insurance programs provide that insurance benefits are payable either upon foreclosure (or other acquisition of possession) and conveyance of the mortgaged premises to the United States of America or upon assignment of the defaulted Loan to the United States of America. With respect to a defaulted FHA-insured Loan, the Master Servicer or any Sub-Servicer is limited in its ability to initiate foreclosure proceedings. When it is determined, either by the Master Servicer or any Sub-Servicer or HUD, that default was caused by circumstances beyond the mortgagor's control, the Master Servicer or any Sub-Servicer is expected to make an effort to avoid foreclosure by entering, if feasible, into one of a number of available forms of forbearance plans with the mortgagor. Such plans may involve the reduction or suspension of regular mortgage payments for a specified period, with such payments to be made upon or before the maturity date of the mortgage, or the recasting of payments due under the mortgage up to or, other than Loans originated under the Title I Program of the FHA, beyond the maturity date. In addition, when a default caused by such circumstances is accompanied by certain other criteria, HUD may provide relief by making payments to the Master Servicer or any Sub-Servicer in partial or full satisfaction of amounts due under the Loan (which payments are to be repaid by the mortgagor to HUD) or by accepting assignment of the loan from the Master Servicer or any Sub-Servicer. With certain exceptions, at least three full monthly installments must be due and unpaid under the Loan, and HUD must have rejected any request for relief from the mortgagor before the Master Servicer or any Sub-Servicer may initiate foreclosure proceedings.

    HUD has the option, in most cases, to pay insurance claims in cash or in debentures issued by HUD. Currently, claims are being paid in cash, and claims have not been paid in debentures since 1965. HUD debentures issued in satisfaction of FHA insurance claims bear interest at the applicable HUD debentures interest rate. The Master Servicer or any Sub-Servicer of each FHA-insured Single Family Loan will be obligated to purchase any such debenture issued in satisfaction of such Loan upon default for an amount equal to the principal amount of any such debenture.

    Other than in relation to the Title I Program of the FHA, the amount of insurance benefits generally paid by the FHA is equal to the entire unpaid principal amount of the defaulted Loan adjusted to reimburse the Master Servicer or Sub-Servicer for certain costs and expenses and to deduct certain amounts received or retained by the Master Servicer or Sub-Servicer after default. When entitlement to insurance benefits results from foreclosure (or other acquisition of possession) and conveyance to HUD, the Master Servicer or Sub-Servicer is compensated for no more than two-thirds of its foreclosure costs, and is compensated for interest accrued and unpaid prior to such date but in general only to the extent it was allowed pursuant to a forbearance plan approved by HUD. When entitlement to insurance benefits results from assignment of the Loan to HUD, the insurance payment includes full compensation for interest accrued and unpaid to the assignment date. The insurance payment itself, upon foreclosure of an FHA-insured Loan, bears interest from a date 30 days after the borrower's first uncorrected failure to perform any obligation to make any payment due under the mortgage and, upon assignment, from the date of assignment to the date of payment of the claim, in each case at the same interest rate as the applicable HUD debenture interest rate as described above.

    Loans designated in the related Prospectus Supplement as guaranteed by the VA will be partially guaranteed by the VA under the Serviceman's Readjustment Act of 1944, as amended (a "VA Guaranty Policy"). The Serviceman's Readjustment Act of 1944, as amended, permits a veteran (or in certain instances the spouse of a veteran) to obtain a mortgage loan guarantee by the VA covering mortgage financing of the purchase of a one- to four-family dwelling unit at interest rates permitted by the VA. The program has no mortgage loan limits, requires no down payment from the purchaser and permits the guarantee of mortgage loans of up to 30 years' duration. However, no Loan guaranteed by the VA will have an original principal amount greater than five times the partial VA guarantee for such Loan.

    The maximum guarantee that may be issued by the VA under a VA guaranteed mortgage loan depends upon the original principal amount of the mortgage loan, as further described in 38 United States Code Section 1803(a), as amended. As of January 1, 1990, the maximum guarantee that may be issued by the VA under a VA guaranteed mortgage loan of more than $144,000 is the lesser of 25% of the original principal amount of the mortgage loan and $46,000. The liability on the guarantee is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guarantee exceed the amount of the original guarantee. The VA may, at its option and without regard to the guarantee, make full payment to a mortgage holder of unsatisfied indebtedness on a mortgage upon its assignment to the VA.

    With respect to a defaulted VA guaranteed Loan, the Master Servicer or Sub-Servicer is, absent exceptional circumstances, authorized to announce its intention to foreclose only when the default has continued for three months. Generally, a claim for the guarantee is submitted after liquidation of the Property.

    The amount payable under the guarantee will be the percentage of the VA-insured Loan originally guaranteed applied to indebtedness outstanding as of the applicable date of computation specified in the VA regulations. Payments under the guarantee will be equal to the unpaid principal amount of the Loan, interest accrued on the unpaid balance of the Loan to the appropriate date of computation and limited expenses of the mortgagee, but in each case only to the extent that such amounts have not been recovered through liquidation of the Property. The amount payable under the guarantee may in no event exceed the amount of the original guarantee.

CROSS-SUPPORT

    The beneficial ownership of separate groups of assets included in a Trust Fund may be evidenced by separate classes of the related Series of Securities. In such case, credit support may be provided by a cross-support feature which requires that distributions be made with respect to Securities evidencing a beneficial ownership interest in, or secured by, other asset groups within the same Trust Fund. The related Prospectus Supplement for a Series which includes a cross-support feature will describe the manner and conditions for applying such cross-support feature.

    The coverage provided by one or more forms of credit support may apply concurrently to two or more related Trust Funds. If applicable, the related Prospectus Supplement will identify the Trust Funds to which such credit support relates and the manner of determining the amount of the coverage provided thereby and of the application of such coverage to the identified Trust Funds.

OTHER INSURANCE, SURETY BONDS, GUARANTIES, LETTERS OF CREDIT AND SIMILAR INSTRUMENTS OR AGREEMENTS

    A Trust Fund may also include insurance, guaranties, surety bonds, letters of credit or similar arrangements for the purpose of (i) maintaining timely payments or providing additional protection against losses on the assets included in such Trust Fund, (ii) paying administrative expenses or
(iii) establishing a minimum reinvestment rate on the payments made in respect of such assets or principal payment rate on such assets. Such arrangements may include agreements under which Securityholders are entitled to receive amounts deposited in various accounts held by the Trustee upon the terms specified in such Prospectus Supplement.

                     YIELD AND PREPAYMENT CONSIDERATIONS

    The yields to maturity and weighted average lives of the Securities will be affected primarily by the amount and timing of principal payments received on or in respect of the Trust Fund Assets included in the related Trust Fund. With respect to a Trust Fund which includes Private Asset Backed Securities, the possible effects of the amount and timing of principal payments received with respect to the underlying mortgage loans will be described in the related Prospectus Supplement. The original terms to maturity of the Loans in a given Pool will vary depending upon the type of Loans included therein. Each Prospectus Supplement will contain information with respect to the type and maturities of the Loans in the related Pool. Unless otherwise specified in the related Prospectus Supplement, Loans may be prepaid without penalty in full or in part at any time. The prepayment experience on the Loans in a Pool will affect the life of the related Series of Securities.

    The rate of prepayment on the Loans cannot be predicted. Home equity loans and home improvement contracts have been originated in significant volume only during the past few years and the Depositor is not aware of any publicly available studies or statistics on the rate of prepayment of such loans. Generally, home equity loans and home improvement contracts are not viewed by borrowers as permanent financing. Accordingly, the Loans may experience a higher rate of prepayment than traditional first mortgage loans. On the other hand, because home equity loans such as the Revolving Credit Line Loans generally are not fully amortizing, the absence of voluntary borrower prepayments could cause rates of principal payments lower than, or similar to, those of traditional fully-amortizing first mortgages. The prepayment experience of the related Trust Fund may be affected by a wide variety of factors, including general economic conditions, prevailing interest rate levels, the availability of alternative financing and homeowner mobility and the frequency and amount of any future draws on any Revolving Credit Line Loans. Other factors that might be expected to affect the prepayment rate of a pool of home equity mortgage loans or home improvement contracts include the amounts of, and interest rates on, the underlying senior mortgage loans, and the use of first mortgage loans as long-term financing for home purchase and subordinate mortgage loans as shorter-term financing for a variety of purposes, including home improvement, education expenses and purchases of consumer durables such as automobiles. Accordingly, the Loans may experience a higher rate of prepayment than traditional fixed-rate mortgage loans. In addition, any future limitations on the right of borrowers to deduct interest payments on home equity loans for federal income tax purposes may further increase the rate of prepayments of the Loans. The enforcement of a "due-on-sale" provision (as described below) will have the same effect as a prepayment of the related Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses". The yield to an investor who purchases Securities in the secondary market at a price other than par will vary from the anticipated yield if the rate of prepayment on the Loans is actually different than the rate anticipated by such investor at the time such Securities were purchased.

    Collections on Revolving Credit Line Loans may vary because, among other things, borrowers may (i) make payments during any month as low as the minimum monthly payment for such month or, during the interest-only period for certain Revolving Credit Line Loans and, in more limited circumstances, Closed-End Loans, with respect to which an interest-only payment option has been selected, the interest and the fees and charges for such month or (ii) make payments as high as the entire outstanding principal balance plus accrued interest and the fees and charges thereon. It is possible that borrowers may fail to make the required periodic payments. In addition, collections on the Loans may vary due to seasonal purchasing and the payment habits of borrowers.

    Unless otherwise specified in the related Prospectus Supplement, the Loans will contain due-on-sale provisions permitting the mortgagee to accelerate the maturity of the loan upon sale or certain transfers by the borrower. Loans insured by the FHA, and Single Family Loans partially guaranteed by the VA, are assumable with the consent of the FHA and the VA, respectively. Thus, the rate of prepayments on such Loans may be lower than that of conventional Loans bearing comparable interest rates. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer generally will enforce any due-on-sale or due-on-encumbrance clause, to the extent it has knowledge of the conveyance or further encumbrance or the proposed conveyance or proposed further encumbrance of the Property and reasonably believes that it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any enforcement action that would impair or threaten to impair any recovery under any related insurance policy. See "The Agreements-Collection Procedures" and "Certain Legal Aspects of the Loans" for a description of certain provisions of each Agreement and certain legal developments that may affect the prepayment experience on the Loans.

    The rate of prepayments with respect to conventional mortgage loans has fluctuated significantly in recent years. If prevailing rates fall significantly below the Loan Rates borne by the Loans, such Loans may be subject to higher prepayment rates than if prevailing interest rates remain at or above such Loan Rates. Conversely, if prevailing interest rates rise appreciably above the Loan Rates borne by the Loans, such Loans may experience a lower prepayment rate than if prevailing rates remain at or below such Loan Rates. However, there can be no assurance that such will be the case.

    When a full prepayment is made on a Loan, the borrower is charged interest on the principal amount of the Loan so prepaid only for the number of days in the month actually elapsed up to the date of the prepayment, rather than for a full month. Unless the Master Servicer remits amounts otherwise payable to it as servicing compensation, see "Description of the Securities-Compensating Interest", the effect of prepayments in full will be to reduce the amount of interest passed through in the following month to holders of Securities because interest on the principal amount of any Loan so prepaid will be paid only to the date of prepayment. Partial prepayments in a given month may be applied to the outstanding principal balances of the Loans so prepaid on the first day of the month of receipt or the month following receipt. In the latter case, partial prepayments will not reduce the amount of interest passed through in such month. Unless otherwise specified in the related Prospectus Supplement, neither full nor partial prepayments will be passed through until the month following receipt.

    Even assuming that the Properties provide adequate security for the Loans, substantial delays could be encountered in connection with the liquidation of defaulted Loans and corresponding delays in the receipt of related proceeds by Securityholders could occur. An action to foreclose on a Property securing a Loan is regulated by state statutes and rules and is subject to many of the delays and expenses of other lawsuits if defenses or counterclaims are interposed, sometimes requiring several years to complete. Furthermore, in some states an action to obtain a deficiency judgment is not permitted following a nonjudicial sale of a property. In the event of a default by a borrower, these restrictions among other things, may impede the ability of the Master Servicer to foreclose on or sell the Property or to obtain liquidation proceeds sufficient to repay all amounts due on the related Loan. In addition, the Master Servicer will be entitled to deduct from related liquidation proceeds all expenses reasonably incurred in attempting to recover amounts due on defaulted Loans and not yet repaid, including payments to senior lienholders, legal fees and costs of legal action, real estate taxes and maintenance and preservation expenses.

    Liquidation expenses with respect to defaulted mortgage loans do not vary directly with the outstanding principal balance of the loan at the time of default. Therefore, assuming that a servicer took the same steps in realizing upon a defaulted mortgage loan having a small remaining principal balance as it would in the case of a defaulted mortgage loan having a large remaining principal balance, the amount realized after expenses of liquidation would be smaller as a percentage of the remaining principal balance of the small mortgage loan than would be the case with the other defaulted mortgage loan having a large remaining principal balance.

    Applicable state laws generally regulate interest rates and other charges, require certain disclosures, and require licensing of certain originators and servicers of Loans. In addition, most have other laws, public policy and general principles of equity relating to the protection of consumers, unfair and deceptive practices and practices which may apply to the origination, servicing and collection of the Loans. Depending on the provisions of the applicable law and the specific facts and circumstances involved, violations of these laws, policies and principles may limit the ability of the Master Servicer to collect all or part of the principal of or interest on the Loans, may entitle the borrower to a refund of amounts previously paid and, in addition, could subject the Master Servicer to damages and administrative sanctions.

    If the rate at which interest is passed through to the holders of Securities of a Series is calculated on a Loan-by-Loan basis, disproportionate principal prepayments among Loans with different Loan Rates will affect the yield on such Securities. In most cases, the effective yield to Securityholders will be lower than the yield otherwise produced by the applicable Pass-Through Rate and purchase price, because while interest will accrue on each Loan from the first day of the month (unless otherwise specified in the related Prospectus Supplement), the distribution of such interest will not be made earlier than the month following the month of accrual.

    Under certain circumstances, the Master Servicer, the holders of the residual interests in a REMIC or any person specified in the related Prospectus Supplement may have the option to purchase the assets of a Trust Fund thereby effecting earlier retirement of the related Series of Securities. See "The Agreements--Termination; Optional Termination".

    Factors other than those identified herein and in the related Prospectus Supplement could significantly affect principal prepayments at any time and over the lives of the Securities. The relative contribution of the various factors affecting prepayment may also vary from time to time. There can be no assurance as to the rate of payment of principal of the Trust Fund Assets at any time or over the lives of the Securities.

    The Prospectus Supplement relating to a Series of Securities will discuss in greater detail the effect of the rate and timing of principal payments (including prepayments), delinquencies and losses on the yield, weighted average lives and maturities of such Securities.

                                THE AGREEMENTS

    Set forth below is a summary of certain provisions of each Agreement which are not described elsewhere in this Prospectus. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of each Agreement. Where particular provisions or terms used in the Agreements are referred to, such provisions or terms are as specified in the Agreements. Except as otherwise specified, the Agreement described herein contemplates a Trust Fund comprised of Loans. The provisions of an Agreement with respect to a Trust Fund which consists of or includes Private Asset Backed Securities may contain provisions similar to those described herein but will be more fully described in the related Prospectus Supplement.

ASSIGNMENT OF THE TRUST FUND ASSETS

    Assignment of the Loans. At the time of issuance of the Securities of a Series, the Depositor will cause the Loans comprising the related Trust Fund to be assigned to the Trustee, together with all principal and interest received by or on behalf of the Depositor on or with respect to such Loans after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest specified in the related Prospectus Supplement. The Trustee will, concurrently with such assignment, deliver the Securities to the Depositor in exchange for the Loans. Each Loan will be identified in a schedule appearing as an exhibit to the related Agreement. Such schedule will include information as to the outstanding principal balance of each Loan after application of payments due on or before the Cut-off Date, as well as information regarding the Loan Rate or APR, the current scheduled monthly payment of principal and interest, the maturity of the Loan, the Combined Loan-to-Value Ratios at origination and certain other information.

    Unless otherwise specified in the related Prospectus Supplement, the Depositor will as to each Home Improvement Contract, deliver or cause to be delivered to the Trustee the original Home Improvement Contract and copies of documents and instruments related to each Home Improvement Contract and, other than in the case of unsecured Home Improvement Contracts, the security interest in the Property securing such Home Improvement Contract. In order to give notice of the right, title and interest of Securityholders to the Home Improvement Contracts, the Depositor will cause a UCC-1 financing statement to be executed by the Depositor or the Seller identifying the Trustee as the secured party and identifying all Home Improvement Contracts as collateral. Unless otherwise specified in the related Prospectus Supplement, the Home Improvement Contracts will not be stamped or otherwise marked to reflect their assignment to the Trustee. Therefore, if, through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the Home Improvement Contracts without notice of such assignment, the interest of Securityholders in the Home Improvement Contracts could be defeated. See "Certain Legal Aspects of the Loans--The Home Improvement Contracts."

    Unless otherwise specified in the related Prospectus Supplement, the Agreement will require that, within the time period specified therein, the Depositor will also deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) as to each Home Equity Loan, among other things, (i) the mortgage note or contract endorsed without recourse in blank or to the order of the Trustee, (ii) the mortgage, deed of trust or similar instrument (a "Mortgage") with evidence of recording indicated
thereon (except for any Mortgage not returned from the public recording office, in which case the Depositor will deliver or cause to be delivered a copy of such Mortgage together with a certificate that the original of such Mortgage was delivered to such recording office), (iii) an assignment of the Mortgage to the Trustee, which assignment will be in recordable form in the case of a Mortgage assignment, and (iv) such other security documents, including those relating to any senior interests in the Property, as may be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Depositor will promptly cause the assignments of the related Loans to be recorded in the appropriate public office for real property records, except in states in which, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in such Loans against the claim of any subsequent transferee or any successor to or creditor of the Depositor or the originator of such Loans.

    The Trustee (or the custodian hereinafter referred to) will review such Loan documents within the time period specified in the related Prospectus Supplement after receipt thereof, and the Trustee will hold such documents in trust for the benefit of the Securityholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) will notify the Master Servicer and the Depositor, and the Master Servicer will notify the related Seller. If the Seller cannot cure the omission or defect within a specified number of days after receipt of such notice (or such other period as may be specified in the related Prospectus Supplement), the Seller will be obligated either (i) to purchase the related Loan from the Trust at the Purchase Price or (ii) to remove such Loan from the Trust Fund and substitute in its place one or more other Loans. There can be no assurance that a Seller will fulfill this purchase or substitution obligation. Although the Master Servicer may be obligated to enforce such obligation to the extent described above under "Loan Program-Representations by Sellers; Repurchases", neither the Master Servicer nor the Depositor will be obligated to purchase or replace such Loan if the Seller defaults on its obligation, unless such breach also constitutes a breach of the representations or warranties of the Master Servicer or the Depositor, as the case may be. Unless otherwise specified in the related Prospectus Supplement, this purchase obligation constitutes the sole remedy available to the Securityholders or the Trustee for omission of, or a material defect in, a constituent document.

    The Trustee will be authorized to appoint a custodian pursuant to a custodial agreement to maintain possession of and, if applicable, to review the documents relating to the Loans as agent of the Trustee.

    The Master  Servicer  will make  certain  representations and  warranties regarding its authority to enter into, and its ability to perform its obligations under, the Agreement. Upon a breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Securityholders in a Loan, the Master Servicer will be obligated either to cure the breach in all material respects or to purchase or replace the Loan at the Purchase Price. Unless otherwise specified in the related Prospectus Supplement, this obligation to cure, purchase or substitute constitutes the sole remedy available to the Securityholders or the Trustee for such a breach of representation by the Master Servicer.

    Assignment of Private Asset Backed Securities. The Depositor will cause Private Asset Backed Securities to be registered in the name of the Trustee. The Trustee (or the custodian) will have possession of any certificated Private Asset Backed Securities. Unless otherwise specified in the related Prospectus Supplement, the Trustee will not be in possession of or be assignee of record of any underlying assets for a Private Asset Backed Security. See "The Trust Fund-Private Asset Backed Securities" herein. Each Private Asset Backed Security will be identified in a schedule appearing as an exhibit to the related Agreement which will specify the original principal amount, outstanding principal balance as of the Cut-off Date, annual pass-through rate or interest rate and maturity date and certain other pertinent information for each Private Asset Backed Security conveyed to the Trustee.

    Notwithstanding the foregoing provisions, with respect to a Trust Fund for which a REMIC election is to be made, no purchase or substitution of a Loan will be made if such purchase or substitution would result in a prohibited transaction tax under the Code.

PAYMENTS ON LOANS; DEPOSITS TO SECURITY ACCOUNT

    Each Sub-Servicer servicing a Loan pursuant to a Sub-Servicing Agreement (as defined below under "-Sub-Servicing of Loans") will establish and maintain an account (the "Sub-Servicing Account") which meets the following requirements and is otherwise acceptable to the Master Servicer. A Sub-Servicing Account must be established with a Federal Home Loan Bank or with a depository institution (including the Sub-Servicer itself) whose accounts are insured by either the Bank Insurance Fund (the "BIF") of the FDIC or the Savings Association Insurance Fund (as successor to the Federal Savings and Loan Insurance Corporation ("SAIF")) of the FDIC. If a Sub-Servicing Account is maintained at an institution that is a Federal Home Loan Bank or an FDIC-insured institution and, in either case, the amount on deposit in the Sub-Servicing Account exceeds the FDIC insurance coverage amount, then such excess amount must be remitted to the Master Servicer within one business day of receipt. In addition, the Sub-Servicer must maintain a separate account for escrow and impound funds relating to the Loans. Each Sub-Servicer is required to deposit into its Sub-Servicing Account on a daily basis all amounts described below under "-Sub-Servicing of Loans" that are received by it in respect of the Loans, less its servicing or other compensation. On or before the date specified in the Sub-Servicing Agreement, the Sub-Servicer will remit or cause to be remitted to the Master Servicer or the Trustee all funds held in the Sub-Servicing Account with respect to Loans that are required to be so remitted. The Sub-Servicer may also be required to advance on the scheduled date of remittance an amount corresponding to any monthly installment of interest and/or principal, less its servicing or other compensation, on any Loan for which payment was not received from the mortgagor. Unless otherwise specified in the related Prospectus Supplement, any such obligation of the Sub-Servicer to advance will continue up to and including the first of the month following the date on which the related Property is sold at a foreclosure sale or is acquired on behalf of the Securityholders by deed in lieu of foreclosure, or until the related Loan is liquidated.

    The Master Servicer will establish and maintain or cause to be established and maintained with respect to the related Trust Fund a separate account or accounts for the collection of payments on the related Trust Fund Assets in the Trust Fund (the "Security Account") must be either (i) maintained with a depository institution the debt obligations of which (or in the case of a depository institution that is the principal subsidiary of a holding company, the obligations of which) are rated in one of the two highest rating categories by the Rating Agency or Rating Agencies that rated one or more classes of the related Series of Securities, (ii) an account or accounts the deposits in which are fully insured by either the BIF or SAIF,
(iii) an account or accounts the deposits in which are insured by the BIF or SAIF (to the limits established by the FDIC), and the uninsured deposits in which are otherwise secured such that, as evidenced by an opinion of counsel, the Securityholders have a claim with respect to the funds in the Security Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the depository institution with which the Security Account is maintained, or (iv) an account or accounts otherwise acceptable to each Rating Agency. The collateral eligible to secure amounts in the Security Account is limited to United States government securities and other high-quality investments ("Permitted Investments"). A Security Account may be maintained as an interest bearing account or the funds held therein may be invested pending each succeeding Distribution Date in Permitted Investments. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer or its designee will be entitled to receive any such interest or other income earned on funds in the Security Account as additional compensation and will be obligated to deposit in the Security Account the amount of any loss immediately as realized. The Security Account may be maintained with the Master Servicer or with a depository institution that is an affiliate of the Master Servicer, provided it meets the standards set forth above.

    The Master Servicer will deposit or cause to be deposited in the Security Account for each Trust Fund on a daily basis, to the extent applicable and provided in the Agreement, the following payments and collections received or advances made by or on behalf of it subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date and exclusive of any amounts representing Retained Interest):

        (i) all payments on account of principal, including Principal Prepayments and any applicable prepayment penalties, on the Loans;

        (ii) all payments on account of interest on the Loans, net of applicable servicing compensation;

        (iii) all proceeds (net of unreimbursed payments of property taxes, insurance premiums and similar items ("Insured Expenses") incurred, and unreimbursed advances made, by the related Sub-Servicer, if any) of the hazard insurance policies and any Primary Mortgage Insurance Policies, to the extent such proceeds are not applied to the restoration of the property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures (collectively, "Insurance Proceeds") and all other cash amounts (net of unreimbursed expenses incurred in connection with liquidation or foreclosure ("Liquidation Expenses") and unreimbursed advances made, by the related Sub-Servicer, if any) received and retained in connection with the liquidation of defaulted Loans, by foreclosure or otherwise ("Liquidation Proceeds"), together with any net proceeds received on a monthly basis with respect to any properties acquired on behalf of the Securityholders by foreclosure or deed in lieu of foreclosure;

        (iv) all proceeds of any Loan or property in respect thereof purchased by the Master Servicer, the Depositor, any Sub-Servicer or any Seller as described under "Loan Program-Representations by Sellers; Repurchases" or "-Assignment of Trust Fund Assets" above and all proceeds of any Loan repurchased as described under "-Termination; Optional Termination" below;

        (v) all payments required to be deposited in the Security Account with respect to any deductible clause in any blanket insurance policy described under "-Hazard Insurance" below;

        (vi) any amount required to be deposited by the Master Servicer in connection with losses realized on investments for the benefit of the Master Servicer of funds held in the Security Account; and

        (vii) all other amounts required to be deposited in the Security Account pursuant to the Agreement.

PRE-FUNDING ACCOUNT

    If so provided in the related Prospectus Supplement, the Master Servicer will establish and maintain a Pre-Funding Account, in the name of the related Trustee on behalf of the related Securityholders, into which the Depositor will deposit the Pre-Funded Amount on the related Closing Date. The Pre-Funded Amount will not exceed 25% of the initial aggregate principal amount of the Certificates and Notes of the related Series. The Pre-Funded Amount will be used by the related Trustee to purchase Subsequent Loans from the Depositor from time to time during the Funding Period. The Funding Period, if any, for a Trust Fund will begin on the related Closing Date and will end on the date specified in the related Prospectus Supplement, which in no event will be later than the date that is three months after the Closing Date. Any amounts remaining in the Pre-Funding Account at the end of the Funding Period will be distributed to the related Securityholders in the manner and priority specified in the related Prospectus Supplement, as a prepayment of principal of the related Securities.

SUB-SERVICING OF LOANS

    Each Seller of a Loan or any other servicing entity may act as the Sub-Servicer for such Loan pursuant to an agreement (each, a "Sub-Servicing Agreement"), which will not contain any terms inconsistent with the related Agreement. While each Sub-Servicing Agreement will be a contract solely between the Master Servicer and the Sub-Servicer, the Agreement pursuant to which a Series of Securities is issued will provide that, if for any reason the Master Servicer for such Series of Securities is no longer the Master Servicer of the related Loans, the Trustee or any successor Master Servicer must recognize the Sub-Servicer's rights and obligations under such Sub-Servicing Agreement.

    With the approval of the Master Servicer, a Sub-Servicer may delegate its servicing obligations to third-party servicers, but such Sub-Servicer will remain obligated under the related Sub-Servicing Agreement. Each Sub-Servicer will be required to perform the customary functions of a servicer of mortgage loans. Such functions generally include collecting payments from mortgagors or obligors and remitting such collections to the Master Servicer; maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder, subject in certain cases to the right of the Master Servicer to approve in advance any such settlement; maintaining escrow or impoundment accounts of mortgagors or obligors for payment of taxes, insurance and other items required to be paid by the mortgagor or obligor pursuant to the related Loan; processing assumptions or substitutions, although, the Master Servicer is generally required to exercise due-on-sale clauses to the extent such exercise is permitted by law and would not adversely affect insurance coverage; attempting to cure delinquencies; supervising foreclosures; inspecting and managing Properties under certain circumstances; maintaining accounting records relating to the Loans; and, to the extent specified in the related Prospectus Supplement, maintaining additional insurance policies or credit support instruments and filing and settling claims thereunder. A Sub-Servicer will also be obligated to make advances in respect of delinquent installments of interest and/or principal on Loans, as described more fully above under "-Payments on Loans; Deposits to Security Account", and in respect of certain taxes and insurance premiums not paid on a timely basis by mortgagors or obligors.

    As compensation for its servicing duties, each Sub-Servicer will be entitled to a monthly servicing fee (to the extent the scheduled payment on the related Loan has been collected) in the amount set forth in the related Prospectus Supplement. Each Sub-Servicer is also entitled to collect and retain, as part of its servicing compensation, any prepayment or late charges provided in the Mortgage Note or related instruments. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under the Agreement. The Master Servicer may purchase the servicing of Loans if the Sub-Servicer elects to release the servicing of such Loans to the Master Servicer. See "-Servicing and Other Compensation and Payment of Expenses".

    Each Sub-Servicer may be required to agree to indemnify the Master Servicer for any liability or obligation sustained by the Master Servicer in connection with any act or failure to act by the Sub-Servicer in its servicing capacity. Each Sub-Servicer will be required to maintain a fidelity bond and an errors and omissions policy with respect to its officers, employees and other persons acting on its behalf or on behalf of the Master Servicer.

    Each Sub-Servicer will be required to service each Loan pursuant to the terms of the Sub-Servicing Agreement for the entire term of such Loan, unless the Sub-Servicing Agreement is earlier terminated by the Master Servicer or unless servicing is released to the Master Servicer. The Master Servicer may terminate a Sub-Servicing Agreement without cause, upon written notice to the Sub-Servicer in the manner specified in such Sub-Servicing Agreement.

    The Master Servicer may agree with a Sub-Servicer to amend a Sub-Servicing Agreement or, upon termination of the Sub-Servicing Agreement, the Master Servicer may act as servicer of the related Loans or enter into new Sub-Servicing Agreements with other Sub-Servicers. If the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the Sub-Servicer which it replaces. Each Sub-Servicer must be a Seller or meet the standards for becoming a Seller or have such servicing experience as to be otherwise satisfactory to the Master Servicer and the Depositor. The Master Servicer will make reasonable efforts to have the new Sub-Servicer assume liability for the representations and warranties of the terminated Sub-Servicer, but no assurance can be given that such an assumption will occur. In the event of such an assumption, the Master Servicer may in the exercise of its business judgment release the terminated Sub-Servicer from liability in respect of such representations and warranties. Any amendments to a Sub-Servicing Agreement or new Sub-Servicing Agreements may contain provisions different from those which are in effect in the original Sub-Servicing Agreement. However, each Agreement will provide that any such amendment or new agreement may not be inconsistent with or violate such Agreement.

COLLECTION PROCEDURES

    The Master Servicer, directly or through one or more Sub-Servicers, will make reasonable efforts to collect all payments called for under the Loans and will, consistent with each Agreement and any Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty Policy and Bankruptcy Bond or alternative arrangements, follow such collection procedures as are customary with respect to loans that are comparable to the Loans. Consistent with the above, the Master Servicer may, in its discretion, (i) waive any assumption fee, late payment or other charge in connection with a Loan and (ii) to the extent not inconsistent with the coverage of such Loan by a Pool Insurance Policy, Primary Mortgage Insurance Policy, FHA Insurance, VA Guaranty or Bankruptcy Bond or alternative arrangements, if applicable, arrange with a borrower a schedule for the liquidation of delinquencies running for no more than 125 days after the applicable due date for each payment. Both the Sub-Servicer and the Master Servicer may be obligated to make Advances during any period of such an arrangement.

    Except as otherwise specified in the related Prospectus Supplement, in any case in which property securing a Loan has been, or is about to be, conveyed by the mortgagor or obligor, the Master Servicer will, to the extent it has knowledge of such conveyance or proposed conveyance, exercise or cause to be exercised its rights to accelerate the maturity of such Loan under any due-on-sale clause applicable thereto, but only if the exercise of such rights is permitted by applicable law. If these conditions are not met or if the Master Servicer reasonably believes it is unable under applicable law to enforce such due-on-sale clause, or the Master Servicer will enter into or cause to be entered into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable for repayment of the Loan and, to the extent permitted by applicable law, the mortgagor remains liable thereon. Any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation. See "Certain Legal Aspects of the Loans-Due-on-Sale Clauses". In connection with any such assumption, the terms of the related Loan may not be changed.

HAZARD INSURANCE

    Except as otherwise specified in the related Prospectus Supplement, the Master Servicer will require the mortgagor or obligor on each Loan to maintain a hazard insurance policy providing for no less than the coverage of the standard form of fire insurance policy with extended coverage customary for the type of Property in the state in which such Property is located. All amounts collected by the Master Servicer under any hazard policy (except for amounts to be applied to the restoration or repair of the Property or released to the mortgagor or obligor in accordance with the Master Servicer's normal servicing procedures) will be deposited in the related Security Account. In the event that the Master Servicer maintains a blanket policy insuring against hazard losses on all the Loans comprising part of a Trust Fund, it will conclusively be deemed to have satisfied its obligation relating to the maintenance of hazard insurance. Such blanket policy may contain a deductible clause, in which case the Master Servicer will be required to deposit from its own funds into the related Security Account the amounts which would have been deposited therein but for such clause.

    In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements securing a Loan by fire, lightning, explosion, smoke, windstorm and hail, riot, strike and civil commotion, subject to the conditions and exclusions particularized in each policy. Although the policies relating to the Loans may have been underwritten by different insurers under different state laws in accordance with different applicable forms and therefore may not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from the following: war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mud flows), nuclear reactions, wet or dry rot, vermin, rodents, insects or domestic animals, theft and, in certain cases, vandalism. The foregoing list is merely indicative of certain kinds of uninsured risks and is not intended to be all inclusive. If the Property securing a Loan is located in a federally designated special flood area at the time of origination, the Master Servicer will require the mortgagor or obligor to obtain and maintain flood insurance.

    The hazard insurance policies covering properties securing the Loans typically contain a clause which in effect requires the insured at all time to carry insurance of a specified percentage of the full replacement value of the insured property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, then the insurer's liability in the event of partial loss will not exceed the larger of (i) the actual cash value (generally defined as replacement cost at the time and place of loss, less physical depreciation) of the improvements damaged or destroyed or (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements. Since the amount of hazard insurance the Master Servicer may cause to be maintained on the improvements securing the Loans declines as the principal balances owing thereon decrease, and since improved real estate generally has appreciated in value over time in the past, the effect of this requirement in the event of partial loss may be that hazard insurance proceeds will be insufficient to restore fully the damaged property. If specified in the related Prospectus Supplement, a special hazard insurance policy will be obtained to insure against certain of the uninsured risks described above. See "Credit Enhancement-Special Hazard Insurance Policies".

    If the Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property, the Master Servicer is not required to expend its own funds to restore the damaged Property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

    If recovery on a defaulted Loan under any related Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Loan is not covered by an Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Property securing the defaulted Loan are less than the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan and, unless otherwise specified in the related Prospectus Supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

    Unless otherwise specified in the related Prospectus Supplement, if the Master Servicer or its designee recovers Insurance Proceeds which, when added to any related Liquidation Proceeds and after deduction of certain expenses reimbursable to the Master Servicer, exceed the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan. In the event that the Master Servicer has expended its own funds to restore the damaged Property and such funds have not been reimbursed under the related hazard insurance policy, it will be entitled to withdraw from the Security Account out of related Liquidation Proceeds or Insurance Proceeds in an amount equal to such expenses incurred by it, in which event the Trust Fund may realize a loss up to the amount so charged. Since
Insurance Proceeds cannot exceed deficiency claims and certain expenses incurred by the Master Servicer, no such payment or recovery will result in a recovery to the Trust Fund which exceeds the principal balance of the defaulted Loan together with accrued interest thereon. See "Credit Enhancement".

REALIZATION UPON DEFAULTED LOANS

    Primary Mortgage Insurance Policies. The Master Servicer will maintain or cause each Sub-Servicer to maintain, as the case may be, in full force and effect, to the extent specified in the related Prospectus Supplement, a Primary Mortgage Insurance Policy with regard to each Loan for which such coverage is required. The Master Servicer will not cancel or refuse to renew any such Primary Mortgage Insurance Policy in effect at the time of the initial issuance of a Series of Securities that is required to be kept in force under the applicable Agreement unless the replacement Primary Mortgage Insurance Policy for such cancelled or nonrenewed policy is maintained with an insurer whose claims-paying ability is sufficient to maintain the current rating of the classes of Securities of such Series that have been rated.

    Although the terms and conditions of primary mortgage insurance vary, the amount of a claim for benefits under a Primary Mortgage Insurance Policy covering a Loan will consist of the insured percentage of the unpaid principal amount of the covered Loan and accrued and unpaid interest thereon and reimbursement of certain expenses, less (i) all rents or other payments collected or received by the insured (other than the proceeds of hazard insurance) that are derived from or in any way related to the Property, (ii) hazard insurance proceeds in excess of the amount required to restore the Property and which have not been applied to the payment of the Loan, (iii) amounts expended but not approved by the issuer of the related Primary Mortgage Insurance Policy (the "Primary Insurer"), (iv) claim payments previously made by the Primary Insurer and (v) unpaid premiums.

    Primary Mortgage Insurance Policies reimburse certain losses sustained by reason of defaults in payments by borrowers. Primary Mortgage Insurance Policies will not insure against, and exclude from coverage, a loss sustained by reason of a default arising from or involving certain matters, including
(i) fraud or negligence in origination or servicing of the Loans, including misrepresentation by the originator, borrower or other persons involved in the origination of the Loans; (ii) failure to construct the Property subject to the Loan in accordance with specified plans; (iii) physical damage to the Property; and (iv) the related Master Servicer or Sub-servicer not being approved as a servicer by the Primary Insurer.

    Recoveries Under a Primary Mortgage Insurance Policy. As conditions precedent to the filing of or payment of a claim under a Primary Mortgage Insurance Policy covering a Loan, the insured will be required to (i) advance or discharge (a) all hazard insurance policy premiums and (b) as necessary and approved in advance by the Primary Insurer, (1) real estate property taxes, (2) all expenses required to maintain the related Property in at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted, (3) Property sales expenses, (4) any outstanding liens (as defined in such Primary Mortgage Insurance Policy) on the Property and (5) foreclosure costs, including court costs and reasonable attorneys' fees; (ii) in the event of any physical loss or damage to the Property, to have the Property restored and repaired to at least as good a condition as existed at the effective date of such Primary Mortgage Insurance Policy, ordinary wear and tear excepted; and (iii) tender to the Primary Insurer good and merchantable title to and possession of the Property.

    In those cases in which a Loan is serviced by a Sub-Servicer, the Sub-Servicer, on behalf of itself, the Trustee and Securityholders, will present claims to the Primary Insurer, and all collection thereunder will be deposited in the Sub-Servicing Account. In all other cases, the Master Servicer, on behalf of itself, the Trustee and the Securityholders, will present claims to the insurer under each Primary Mortgage Insurance Policy, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Loans. As set forth above, all collections by or on behalf of the Master Servicer under any Primary Mortgage Insurance Policy and, when the Property has not been restored, the hazard insurance policy, are to be deposited in the Security Account, subject to withdrawal as heretofore described.

    If the Property securing a defaulted Loan is damaged and proceeds, if any, from the related hazard insurance policy are insufficient to restore the damaged Property to a condition sufficient to permit recovery under the related Primary Mortgage Insurance Policy, if any, the Master Servicer is not required to expend its own funds to restore the damaged Property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

    If recovery on a defaulted Loan under any related Primary Mortgage Insurance Policy is not available for the reasons set forth in the preceding paragraph, or if the defaulted Loan is not covered by a Primary Mortgage Insurance Policy, the Master Servicer will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Loan. If the proceeds of any liquidation of the Property securing the defaulted Loan are less than the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Trust Fund will realize a loss in the amount of such difference plus the aggregate of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement. In the unlikely event that any such proceedings result in a total recovery which is, after reimbursement to the Master Servicer of its expenses, in excess of the principal balance of such Loan plus interest accrued thereon that is payable to Securityholders, the Master Servicer will be entitled to withdraw or retain from the Security Account amounts representing its normal servicing compensation with respect to such Loan and, except as otherwise specified in the Prospectus Supplement, amounts representing the balance of such excess, exclusive of any amount required by law to be forwarded to the related borrower, as additional servicing compensation.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

    Unless otherwise specified in the related Prospectus Supplement, the Master Servicer's primary servicing compensation with respect to a Series of Securities will come from the monthly payment to it, out of each interest payment on a Loan, of an amount equal to the percentage per annum specified in the related Prospectus Supplement of the outstanding principal balance thereof. Since the Master Servicer's primary compensation is a percentage of the outstanding principal balance of each Loan, such amounts will decrease as the Loans amortize. In addition to primary compensation, the Master Servicer or the Sub-Servicers may be entitled to retain all assumption fees and late payment charges, to the extent collected from borrowers, and, if so provided in the related Prospectus Supplement, any prepayment penalties and any interest or other income which may be earned on funds held in the Security Account or any Sub-Servicing Account. Unless otherwise specified in the related Prospectus Supplement, any Sub-Servicer will receive a portion of the Master Servicer's primary compensation as its sub-servicing compensation.

    In addition to amounts payable to any Sub-Servicer, the Master Servicer will, unless otherwise specified in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing of the Loans, including, without limitation, payment of any premium for any insurance policy, guaranty, surety or other form of credit enhancement as specified in the related Prospectus Supplement, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Securityholders, and payment of any other expenses described in the related Prospectus Supplement.

EVIDENCE AS TO COMPLIANCE

    Each Agreement will provide that on or before a specified date in each year, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC, the servicing by or on behalf of the Master Servicer of mortgage loans or private asset backed securities, or under pooling and servicing agreements substantially similar to each other (including the related Agreement) was conducted in compliance with such agreements except for any significant exceptions or errors in records that, in the opinion of the firm, the Audit Program for Mortgages serviced for FHLMC, or the Uniform Single Audit Program for Mortgage Bankers, it is required to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of Loans or Private Asset Backed Securities by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

    Each Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding year.

    Copies of the annual accountants' statement and the statement of officers of the Master Servicer may be obtained by Securityholders of the related Series without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

CERTAIN MATTERS REGARDING THE MASTER SERVICER AND THE DEPOSITOR

    The Master Servicer under each Agreement will be named in the related Prospectus Supplement. The entity serving as Master Servicer may have normal business relationships with the Depositor or the Depositor's affiliates.

    Each Agreement will provide that the Master Servicer may not resign from its obligations and duties under the Agreement except upon a determination that its duties thereunder are no longer permissible under applicable law. The Master Servicer may, however, be removed from its obligations and duties as set forth in the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

    Each Agreement will further provide that neither the Master Servicer, the Depositor nor any director, officer, employee, or agent of the Master Servicer or the Depositor will be under any liability to the related Trust Fund or Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to the Agreement, or for errors in judgment; provided, however, that neither the Master Servicer, the Depositor nor any such person will be protected against any liability which would otherwise be imposed by reason of wilful misfeasance or gross negligence in the performance of duties thereunder or by reasons of reckless disregard of obligations and duties thereunder. To the extent provided in the related Agreement, the Master Servicer, the Depositor and any director, officer, employee or agent of the Master Servicer or the Depositor may be entitled to indemnification by the related Trust Fund and may be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities, other than any loss, liability or expense related to any specific Loan or Loans (except any such loss, liability or expense otherwise reimbursable pursuant to the Agreement) and any loss, liability or expense incurred by reason of willful misfeasance or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, each Agreement will provide that neither the Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. The Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Trust Fund and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor out of funds otherwise distributable to Securityholders.

    Except as otherwise specified in the related Prospectus Supplement, any person into which the Master Servicer may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master
Servicer is a party, or any person succeeding to the business of the Master Servicer, will be the successor of the Master Servicer under each Agreement.

EVENTS OF DEFAULT; RIGHTS UPON EVENT OF DEFAULT

    Pooling and Servicing Agreement; Servicing Agreement. Except as otherwise specified in the related Prospectus Supplement, Events of Default under each Agreement will consist of (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders of any class any required payment (other than an Advance) which continues unremedied for five business days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of such class evidencing not less than 25% of the aggregate Percentage Interests evidenced by such class; (ii) any failure by the Master Servicer to make an Advance as required under the Agreement, unless cured as specified therein; (iii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for thirty days after the giving of written notice of such failure to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities of any class evidencing not less than 25% of the aggregate Percentage Interests constituting such class; and (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding and certain actions by or on behalf of the Master Servicer indicating its insolvency, reorganization or inability to pay its obligations.

    If specified in the related Prospectus Supplement, the Agreement will permit the Trustee to sell the Trust Fund Assets and the other assets of the Trust Fund in the event that payments in respect thereto are insufficient to make payments required in the Agreement. The assets of the Trust Fund will be sold only under the circumstances and in the manner specified in the related Prospectus Supplement.

    So long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of
Securities of any class evidencing not less than 51% of the aggregate Percentage Interests constituting such class and under such other circumstances as may be specified in such Agreement, the Trustee shall, terminate all of its rights and obligations of the Master Servicer under the Agreement relating to such Trust Fund and in and to the Trust Fund Assets, whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement, including, if specified in the related Prospectus Supplement, the obligation to make advances, and will be entitled to similar compensation arrangements. In the event that the Trustee is unwilling or unable so to act, it may appoint, or petition a court of competent jurisdiction for the appointment of, a mortgage loan servicing institution with a net worth of a least $10,000,000 to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

    No Securityholder, solely by virtue of such holder's status as a Securityholder, will have any right under any Agreement to institute any proceeding with respect to such Agreement, unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities of any class of such Series evidencing not less than 25% of the aggregate Percentage Interests constituting such class have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for 60 days has neglected or refused to institute any such proceeding.

    Indenture. Except as otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include: (i) a default for five (5) days or more in the payment of any principal of or interest on any Note of such Series; (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of thirty (30) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such Series having been incorrect in a material respect as of the time made, and such breach is not cured within thirty (30) days after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement; (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or (v) any other Event of Default provided with respect to Notes of that Series.

    If an Event of Default with respect to the Notes of any Series at the time outstanding occurs and is continuing, either the Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may declare the principal amount (or, if the Notes of that Series have a Pass-Through Rate of 0%, such portion of the principal amount as may be specified in the terms of that Series, as provided in the related Prospectus Supplement) of all the Notes of such Series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of more than 50% of the Percentage Interests of the Notes of such Series.

    If, following an Event of Default with respect to any Series of Notes, the Notes of such Series have been declared to be due and payable, the Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such Series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such Series as they would have become due if there had not been such a declaration. In addition, the Trustee may not sell or otherwise liquidate the collateral securing the Notes of a Series following an Event of Default, unless (a) the holders of 100% of the Percentage Interests of the Notes of such Series consent to such sale, (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such Series at the date of such sale or (c) the Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Trustee obtains the consent of the holders of 662/3% of the Percentage Interests of each Class of Notes of such Series.

    Except as otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a Series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereofless the amount of suchdiscount which is unamortized.

    Subject to the provisions of the Indenture relating to the duties of the Trustee, in case an Event of Default shall occur and be continuing with respect to a Series of Notes, the Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such Series, unless such holders offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such Series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes of such Series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such Series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such Series affected thereby.

AMENDMENT

    Except as otherwise specified in the related Prospectus Supplement, each Agreement may be amended by the Depositor, the Master Servicer and the Trustee, without the consent of any of the Securityholders, (i) to cure any ambiguity; (ii) to correct or supplement any provision therein which may be defective or inconsistent with any other provision therein; or (iii) to make any other revisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions thereof, provided that such action will not adversely affect in any material respect the interests of any Securityholder. In addition, to the extent provided in the related Agreement, an Agreement may be amended without the consent of any of the Securityholders, to change the manner in which the Security Account is maintained, provided that any such change does not adversely affect the then current rating on the class or classes of Securities of such Series that have been rated. In addition, if a REMIC election is made with respect to a Trust Fund, the related Agreement may be amended to modify, eliminate or add to any of its provisions to such extent as may be necessary to maintain the qualification of the related Trust Fund as a REMIC, provided that the Trustee has received an opinion of counsel to the effect that such action is necessary or helpful to maintain such qualification. Except as otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer and the Trustee with consent of holders of Securities of such Series evidencing not less than 66% of the aggregate Percentage Interests of each class affected thereby for the purpose of adding any provisions to or changing in an manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the holders of the related Securities; provided, however, that no such amendment may (i) reduce in any manner the amount of or delay the timing of, payments received on Loans which are required to be distributed on any Security without the consent of the holder of such Security, or (ii) reduce the aforesaid percentage of Securities of any class of holders which are required to consent to any such amendment without the consent of the holders of all Securities of such class covered by such Agreement then outstanding. If a REMIC election is made with respect to a Trust Fund, the Trustee will not be entitled to consent to an amendment to the related Agreement without having first received an opinion of counsel to the effect that such amendment will not cause such Trust Fund to fail to qualify as a REMIC.

TERMINATIONS; OPTIONAL TERMINATION

    Pooling and Servicing Agreement; Trust Agreement. Unless otherwise specified in the related Agreement, the obligations created by each Pooling and Servicing Agreement and Trust Agreement for each Series of Securities will terminate upon the payment to the related Securityholders of all amounts held in the Security Account or by the Master Servicer and required to be paid to them pursuant to such Agreement following the later of (i) the final payment of or other liquidation of the last of the Trust Fund Assets subject thereto or the disposition of all property acquired upon foreclosure of any such Trust Fund Assets remaining in the Trust Fund and (ii) the purchase by the Master Servicer or, if REMIC treatment has been elected and if specified in the related Prospectus Supplement, by the holder of the residual interest in the REMIC (see "Certain Material Federal Income Tax Consequences" below), from the related Trust Fund of all of the remaining Trust Fund Assets and all property acquired in respect of such Trust Fund Assets.

    Unless otherwise specified by the related Prospectus Supplement, any such purchase of Trust Fund Assets and property acquired in respect of Trust Fund Assets evidenced by a Series of Securities will be made at the option of the Master Servicer or, if applicable, such holder of the REMIC residual interest, at a price, and in accordance with the procedures, specified in the related Prospectus Supplement. The exercise of such right will effect early retirement of the Securities of that Series, but the right of the Master Servicer or, if applicable, such holder of the REMIC residual interest, to so purchase is subject to the principal balance of the related Trust Fund Assets being less than the percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Trust Fund Assets at the Cut-off Date for the Series. The foregoing is subject to the provision that if a REMIC election is made with respect to a Trust Fund, any repurchase pursuant to clause (ii) above will be made only in connection with a "qualified liquidation" of the REMIC within the meaning of Section 860F(g)(4) of the Code.

    Indenture. The Indenture will be discharged with respect to a Series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Trustee for cancellation of all the Notes of such Series or, with certain limitations, upon deposit with the Trustee of funds sufficient for the payment in full of all of the Notes of such Series.

    In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any Series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such Series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such Series, to replace stolen, lost or mutilated Notes of such Series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such Series on the last scheduled Distribution Date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such Series. In the event of any such defeasance and discharge of Notes of such Series, holders of Notes of such Series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

THE TRUSTEE

    The Trustee under each Agreement will be named in the applicable Prospectus Supplement. The commercial bank or trust company serving as Trustee may have normal banking relationships with the Depositor, the Master Servicer and any of their respective affiliates.

                      CERTAIN LEGAL ASPECTS OF THE LOANS

    The following discussion contains summaries, which are general in nature, of certain legal matters relating to the Loans. Because such legal aspects are governed primarily by applicable state law (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal laws and the appropriate laws of the states in which Loans may be originated.

GENERAL

    The Loans for a Series may be secured by deeds of trust, mortgages, security deeds or deeds to secure debt, depending upon the prevailing practice in the state in which the property subject to the loan is located. A mortgage creates a lien upon the real property encumbered by the mortgage, which lien is generally not prior to the lien for real estate taxes and assessments. Priority between mortgages depends on their terms and generally on the order of recording with a state or county office. There are two parties to a mortgage, the mortgagor, who is the borrower and owner of the mortgaged property, and the mortgagee, who is the lender. Under the mortgage instrument, the mortgagor delivers to the mortgagee a note or bond and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust formally has three parties, the borrower-property owner called the trustor (similar to a mortgagor), a lender (similar to a mortgagee) called the beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the obligation. A security deed and a deed to secure debt are special types of deeds which indicate on their face that they are granted to secure an underlying debt. By executing a security deed or deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid. The trustee's authority under a deed of trust, the mortgagee's authority under a mortgage and the grantee's authority under a security deed or deed to secure debt are governed by law and, with respect to some deeds of trust, the directions of the beneficiary.

FORECLOSURE/REPOSSESSION

    Foreclosure of a deed of trust is generally accomplished by a non-judicial sale under a specific provision in the deed of trust which authorizes the trustee to sell the property at public auction upon any default by the borrower under the terms of the note or deed of trust. In addition to any notice requirements contained in a deed of trust, in some states, the trustee must record a notice of default and send a copy to the borrower-trustor, to any person who has recorded a request for a copy of any notice of default and notice of sale, to any successor in interest to the borrower-trustor, to the beneficiary of any junior deed of trust and to certain other persons. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a statutorily prescribed reinstatement period, cure a monetary default by paying the entire amount in arrears plus other designated costs and expenses incurred in enforcing the obligation. Generally, state law controls the amount of foreclosure expenses and costs, including attorney's fees, which may be recovered by a lender. After the reinstatement period has expired without the default having been cured, the borrower or junior lienholder no longer has the right to reinstate the loan and must pay the loan in full to prevent the scheduled foreclosure sale. If the deed of trust is not reinstated, a notice of sale must be posted in a public place and, in most states, published for a specific period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest in the real property.

    Foreclosure of a mortgage is generally accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties. Judicial foreclosure proceedings are often not contested by any of the parties. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time consuming.
After the completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other court officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage.

    Although foreclosure sales are typically public sales, frequently no third party purchaser bids in excess of the lender's lien because of the difficulty of determining the exact status of title to the property, the possible deterioration of the property during the foreclosure proceedings and a requirement that the purchaser pay for the property in cash or by cashier's check. Thus the foreclosing lender often purchases the property from the trustee or referee for an amount equal to the principal amount outstanding under the loan, accrued and unpaid interest and the expenses of foreclosure in which event the mortgagor's debt will be extinguished or the lender may purchase for a lesser amount in order to preserve its right against a borrower to seek a deficiency judgment in states where such judgment is available. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burden of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Any loss may be reduced by the receipt of any mortgage guaranty insurance proceeds.

    Courts have imposed general equitable principles upon foreclosure, which are generally designed to mitigate the legal consequences to the borrower of the borrower's defaults under the loan documents. Some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for fair notice require that borrowers under deeds of trust receive notice longer than that prescribed by statute. For the most part, these cases have upheld the notice provisions as being reasonable or have found that the sale by a trustee under a deed of trust does not involvesufficient stateactiontoafford constitutionalprotectionto theborrower.

    When the beneficiary under a junior mortgage or deed of trust cures the default and reinstates or redeems by paying the full amount of the senior mortgage or deed of trust, the amount paid by the beneficiary so to cure or redeem becomes a part of the indebtedness secured by the junior mortgage or deed of trust. See "Junior Mortgages; Rights of Senior Mortgagees".

ENVIRONMENTAL RISKS

    Federal, state and local laws and regulations impose a wide range of requirements on activities that may affect the environment, health and safety. These include laws and regulations governing air pollutant emissions, hazardous and toxic substances, impacts to wetlands, leaks from underground storage tanks, and the management, removal and disposal of lead- and asbestos-containing materials. In certain circumstances, these laws and regulations impose obligations on the owners or operators of residential properties such as those subject to the Loans. The failure to comply with such laws and regulations may result in fines and penalties.

    Moreover, under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of addressing hazardous substances on, in or beneath such property and related costs. Such liability may be imposed without regard to whether the owner or operator knew of, or was responsible for, the presence of such substances, and could exceed the value of the property and the aggregate assets of the owner or operator. In addition, persons who transport or dispose of hazardous substances, or arrange for the transportation, disposal or treatment of hazardous substances, at off-site locations may also be held liable if there are releases or threatened releases of hazardous substances at such off-site locations.

    In addition, under the laws of some states and under the federal Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), contamination of property may give rise to a lien on the property to assure the payment of the costs of clean-up. In several states, such a lien has priority over the lien of an existing mortgage against such property. Under CERCLA, such a lien is subordinate to pre-existing, perfected security interests.

    Under the laws of some states, and under CERCLA, there is a possibility that a lender may be held liable as an "owner or operator" for costs of addressing releases or threatened releases of hazardous substances at a property, regardless of whether or not the environmental damage or threat was caused by a current or prior owner or operator. CERCLA and some state laws provide an exemption from the definition of "owner or operator" for a secured creditor who, without "participating in the management" of a facility, holds indicia of ownership primarily to protect its security interest in the facility. The Solid Waste Disposal Act ("SWDA") provides similar protection to secured creditors in connection with liability for releases of petroleum from certain underground storage tanks. However, if a lender "participates in the management" of the facility in question or is found not to have held its interest primarily to protect a security interest, the lender may forfeit its secured creditor exemption status.

    A regulation promulgated by the U.S. Environmental Protection Agency ("EPA") in April 1992 attempted to clarify the activities in which lenders could engage both prior to and subsequent to foreclosure of a security interest without forfeiting the secured creditor exemption under CERCLA. The rule was struck down in 1994 by the United States Court of Appeals for the District of Columbia Circuit in Kelley ex rel State of Michigan v. Environmental Protection Agency, 15 F.3d 1100 (D.C Cir. 1994), reh'g denied, 25 F.3d 1088, cert. denied sub nom. Am. Bankers Ass'n v. Kelley, 115 S.Ct. 900 (1995). Another EPA regulation promulgated in 1995 clarifies the activities in which lenders may engage without forfeiting the secured creditor exemption under the underground storage tank provisions of the SWDA. That regulation has not been struck down.

    On September 30, 1996, Congress amended both CERCLA and the SWDA to provide additional clarification regarding the scope of the lender liability exemptions under the two statutes. Among other things, the 1996 amendments specify the circumstances under which a lender will be protected by the CERCLA and SWDA exemptions, both while the borrower is still in possession of the secured property and following foreclosure on the secured property.

    Generally, the amendments state that a lender who holds indicia of ownership primarily to protect a security interest in a facility will be considered to participate in management only if, while the borrower is still in possession of the facility encumbered by the security interest, the lender
(i) exercises decision-making control over environmental compliance related to the facility such that the lender has undertaken responsibility for hazardous substance handling or disposal practices related to the facility or
(ii) exercises control at a level comparable to that of a manager of the facility such that the lender has assumed or manifested responsibility for
(x) overall management of the facility encompassing daily-decision making with respect to environmental compliance or (y) overall or substantially all of the operational functions (as distinguished from financial or administrative functions) of the facility other than the function of environmental compliance. The amendments also specify certain activities that are not considered to be "participation in management", including monitoring or enforcing the terms of the extension of credit or security interest, inspecting the facility, and requiring a lawful means of addressing the release or threatened release of a hazardous substance.

    The 1996 amendments also specify that a lender who did not participate in management of a facility prior to foreclosure will not be considered an "owner or operator", even if the lender forecloses on the facility and after foreclosure sells or liquidates the facility, maintains business activities, winds up operations, undertakes an appropriate response action, or takes any other measure to preserve, protect, or prepare the facility prior to sale or disposition, if the lender seeks to sell or otherwise divest the facility at the earliest practicable, commercially reasonable time, on commercially reasonable terms, taking into account market conditions and legal and regulatory requirements.

    The CERCLA and SWDA lender liability amendments specifically address the potential liability of lenders who hold mortgages or similar conventional security interests in real property, such as the Trust Fund does in connection with the Home Equity Loans and the Home Improvement Contracts. The amendments do not clearly address the potential liability of lenders who retain legal title to a property and enter into an agreement with the purchaser for the payment of the purchase price and interest over the term of the contract, such as the Trust Fund does in connection with the Installment Contracts.

    If a lender (including a lender under an Installment Contract) is or becomes liable under CERCLA, it may be authorized to bring a statutory action for contribution against any other "responsible parties", including a previous owner or operator. However, such persons or entities may be bankrupt or otherwise judgment proof, and the costs associated with environmental cleanup and related actions may be substantial. Moreover, some state laws imposing liability for addressing hazardous substances do not contain exemptions from liability for lenders. Whether the costs of addressing a release or threatened release at a property pledged as collateral for one of the Loans (or at a property subject to an Installment Contract), would be imposed on the Trust Fund, and thus occasion a loss to the Securityholders, therefore depends on the specific factual and legal circumstances at issue.

RIGHTS OF REDEMPTION

    In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption would defeat the title of any purchaser from the lender subsequent to foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to retain the property and pay the expenses of ownership until the redemption period has run. In some states, there is no right to redeem property after a trustee's sale under a deed of trust.

ANTI-DEFICIENCY LEGISLATION AND OTHER LIMITATIONS ON LENDERS

    Certain states have adopted statutory prohibitions restricting the right of the beneficiary or mortgagee to obtain a deficiency judgment against borrowers financing the purchase of their residence or following sale under a deed of trust or certain other foreclosure proceedings. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the fair market value of the real property sold at the foreclosure sale. Other statutes require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower. Finally, other statutory provisions limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

    In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon its security. For example, in a proceeding under the federal Bankruptcy Code, a lender may not foreclose on the Property without the permission of the bankruptcy court. The rehabilitation plan proposed by the debtor may provide, if the Property is not the debtor's principal residence and the court determines that the value of the Property is less than the principal balance of the mortgage loan, for the reduction of the secured indebtedness to the value of the Property as of the date of the commencement of the bankruptcy, rendering the lender a general unsecured creditor for the difference, and also may reduce the monthly payments due under such mortgage loan, change the rate of interest and alter the mortgage loan repayment schedule. The effect of any such proceedings under the federal Bankruptcy Code, including but not limited to any automatic stay, could result in delays in receiving payments on the Loans underlying a Series of Securities and possible reductions in the aggregate amount of such payments.

    The federal tax laws provide priority to certain tax liens over the lien of a mortgage or secured party. Numerous federal and state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and enforcement of loans secured by Single Family Properties. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes and regulations. These federal and state laws impose specific statutory liabilities upon lenders who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the loans or contracts.

DUE-ON-SALE CLAUSES

    Unless otherwise specified in the related Prospectus Supplement, each conventional Loan will contain a due-on-sale clause which will provide that if the mortgagor or obligor sells, transfers or conveys the Property, the loan or contract may be accelerated by the mortgagee or secured party. The Garn-St. Germain Depository Institutions Act of 1982 (the "Garn-St. Germain Act"), subject to certain exceptions, preempts state constitutional, statutory and case law prohibiting the enforcement of due-on-sale clauses. As a result, due-on-sale clauses have become generally enforceable except in those states whose legislatures exercised their authority to regulate the enforceability of such clauses with respect to mortgage loans that were (i) originated or assumed during the "window period" under the Garn-St. Germain Act which ended in all cases not later than October 15, 1982, and (ii) originated by lenders other than national banks, federal savings institutions and federal credit unions. FHLMC has taken the position in its published mortgage servicing standards that, out of a total of eleven "window period states," five states (Arizona, Michigan, Minnesota, New Mexico and Utah) have enacted statutes extending, on various terms and for varying periods, the prohibition on enforcement of due-on-sale clauses with respect to certain categories of window period loans. Also, the Garn-St. Germain Act does "encourage" lenders to permit assumption of loans at the original rate of interest or at some other rate less than the average of the original rate and the market rate.

    As to loans secured by an owner-occupied residence, the Garn-St. Germain Act sets forth nine specific instances in which a mortgagee covered by the Act may not exercise its rights under a due-on-sale clause, notwithstanding the fact that a transfer of the property may have occurred. The inability to enforce a due-on-sale clause may result in transfer of the related Property to an uncreditworthy person, which could increase the likelihood of default or may result in a mortgage bearing an interest rate below the current market rate being assumed by a new home buyer, which may affect the average life of the Loans and the number of Loans which may extend to maturity.

    In addition, under federal bankruptcy law, due-on-sale clauses may not be enforceable in bankruptcy proceedings and may, under certain circumstances, be eliminated in any modified mortgage resulting from such bankruptcy proceeding.

ENFORCEABILITY OF PREPAYMENT AND LATE PAYMENT FEES

    Forms of notes, mortgages and deeds of trust used by lenders may contain provisions obligating the borrower to pay a late charge if payments are not timely made, and in some circumstances may provide for prepayment fees or penalties if the obligation is paid prior to maturity. In certain states, there are or may be specific limitations upon the late charges which a lender may collect from a borrower for delinquent payments. Certain states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. Late charges and prepayment fees are typically retained by servicers as additional servicing compensation.

EQUITABLE LIMITATIONS ON REMEDIES

    In connection with lenders' attempts to realize upon their security, courts have invoked general equitable principles. The equitable principles are generally designed to relieve the borrower from the legal effect of his defaults under the loan documents. Examples of judicial remedies that have been fashioned include judicial requirements that the lender undertake affirmative and expensive actions to determine the causes of the borrower's default and the likelihood that the borrower will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's judgment and have required that lenders reinstate loans or recast payment schedules in order to accommodate borrowers who are suffering from temporary financial disability. In other cases, courts have limited the right of a lender to realize upon his security if the default under the security agreement is not monetary, such as the borrower's failure to adequately maintain the property or the borrower's execution of secondary financing affecting the property. Finally, some courts have been faced with the issue of whether or not federal or state constitutional provisions reflecting due process concerns for adequate notice require that borrowers under security agreements receive notices in addition to the statutorily-prescribed minimums. For the most part, these cases have upheld the notice provisions as being reasonable or have found that, in some cases involving the sale by a trustee under a deed of trust or by a mortgagee under a mortgage having a power of sale, there is insufficient state action to afford constitutional protections to the borrower.

    Most conventional single-family mortgage loans may be prepaid in full or in part without penalty. The regulations of the Federal Home Loan Bank Board (the "FHLBB") prohibit the imposition of a prepayment penalty or equivalent fee in connection with the acceleration of a loan by exercise of a due-on-sale clause. A mortgagee to whom a prepayment in full has been tendered may be compelled to give either a release of the mortgage or an instrument assigning the existing mortgage. The absence of a restraint on prepayment, particularly with respect to Loans having higher mortgage rates, may increase the likelihood of refinancing or other early retirements of the Loans.

APPLICABILITY OF USURY LAWS

    Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V") provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. The Office of Thrift Supervision, as successor to the Federal Home Loan Bank Board, is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized the states to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision which expressly rejects an application of the federal law. Fifteen states adopted such a law prior to the April 1, 1993 deadline. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

THE HOME IMPROVEMENT CONTRACTS

    General. The Home Improvement Contracts, other than those Home Improvement Contracts that are unsecured or secured by mortgages on real estate (such Home Improvement Contracts are hereinafter referred to in this section as "contracts") generally are "chattel paper" or constitute "purchase money security interests" each as defined in the Uniform Commercial Code (the "UCC"). Pursuant to the UCC, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. Under the related Agreement, the Depositor will transfer physical possession of the contracts to the Trustee or a designated custodian or may retain possession of the contracts as custodian for the Trustee. In addition, the Depositor will make an appropriate filing of a UCC-1 financing statement in the appropriate states to give notice of the Trustee's ownership of the contracts. Unless otherwise specified in the related Prospectus Supplement, the contracts will not be stamped or otherwise marked to reflect their assignment from the Depositor to the Trustee. Therefore, if through negligence, fraud or otherwise, a subsequent purchaser were able to take physical possession of the contracts without notice of such assignment, the Trustee's interest in the contracts could be defeated.

    Security Interests in Home Improvements. The contracts that are secured by the Home Improvements financed thereby grant to the originator of such contracts a purchase money security interest in such Home Improvements to secure all or part of the purchase price of such Home Improvements and related services. A financing statement generally is not required to be filed to perfect a purchase money security interest in consumer goods. Such purchase money security interests are assignable. In general, a purchase money security interest grants to the holder a security interest that has priority over a conflicting security interest in the same collateral and the proceeds of such collateral. However, to the extent that the collateral subject to a purchase money security interest becomes a fixture, in order for the related purchase money security interest to take priority over a conflicting interest in the fixture, the holder's interest in such Home Improvement must generally be perfected by a timely fixture filing. In general, a security interest does not exist under the UCC in ordinary building material incorporated into an improvement on land. Home Improvement Contracts that finance lumber, bricks, other types of ordinary building material or other goods that are deemed to lose such characterization upon incorporation of such materials into the related property, will not be secured by a purchase money security interest in the Home Improvement being financed.

    Enforcement of Security Interest in Home Improvements. So long as the Home Improvement has not become subject to the real estate law, a creditor can repossess a Home Improvement securing a contract by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a contract must give the debtor a number of days' notice, which varies from 10 to 30 days depending on the state, prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the debtor and commercial reasonableness in effecting such a sale. The law in most states also requires that the debtor be given notice of any sale prior to resale of the unit that the debtor may redeem at or before such resale.

    Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from a debtor for any deficiency on repossession and resale of the property securing the debtor's loan. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting borrower would have no assets with which to pay a judgment.

    Certain other statutory provisions, including federal and state bankruptcy and insolvency laws and general equitable principles, may limit or delay the ability of a lender to repossess and resell collateral or enforce a deficiency judgment.

    Consumer Protection Laws. The so-called "Holder-in-Due Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the debtor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the debtor could assert against the seller of goods. Liability under this rule is limited to amounts paid under a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the Trustee against such obligor. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to the contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related contract.

    Applicability of Usury Laws. Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any contract which is secured by a first lien on certain kinds of consumer goods. The contracts would be covered if they satisfy certain conditions, among other things, governing the terms of any prepayments, late charges and deferral fees and requiring a 30-day notice period prior to instituting any action leading to repossession of the related unit.

    Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejects application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V.

INSTALLMENT CONTRACTS

    The Loans may also consist of installment contracts. Under an installment contract ("Installment Contract") the seller (hereinafter referred to in this section as the "lender") retains legal title to the property and enters into an agreement with the purchaser hereinafter referred to in this section as the "borrower") for the payment of the purchase price, plus interest, over the term of such contract. Only after full performance by the borrower of the contract is the lender obligated to convey title to the property to the purchaser. As with mortgage or deed of trust financing, during the effective period of the Installment Contract, the borrower is generally responsible for maintaining the property in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

    The method of enforcing the rights of the lender under an Installment Contract varies on a state-by-state basis depending upon the extent to which state courts are willing, or able pursuant to state statute, to enforce the contract strictly according to the terms. The terms of Installment Contracts generally provide that upon a default by the borrower, the borrower loses his or her right to occupy the property, the entire indebtedness is accelerated, and the buyer's equitable interest in the property is forfeited. The lender in such a situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the borrower has filed the Installment Contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of borrower default during the early years of an Installment Contract, the courts will permit ejectment of the buyer and a forfeiture of his or her interest in the property. However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under Installment Contracts from the harsh consequences of forfeiture. Under such statutes, a judicial or nonjudicial foreclosure may be required, the lender may be required to give notice of default and the borrower may be granted some grace period during which the Installment Contract may be reinstated upon full payment of the default amount and the borrower may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a borrower with significant investment in the property under an Installment Contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the lender's procedures for obtaining possession and clear title under an Installment Contract in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a property subject to one or more liens.

SOLDIERS' AND SAILORS' CIVIL RELIEF ACT

    Generally, under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a borrower who enters military service after the origination of such borrower's Loan (including a borrower who is a member of the National Guard or is in reserve status at the time of the origination of the Loan and is later called to active duty) may not be charged interest above an annual rate of 6% during the period of such borrower's active duty status, unless a court orders otherwise upon application of the lender. It is possible that such interest rate limitation could have an effect, for an indeterminate period of time, on the ability of the Master Servicer to collect full amounts of interest on certain of the Loans. Any shortfall in interest collections resulting from the application of the Relief Act could result in losses to the Securityholders. The Relief Act also imposes limitations which would impair the ability of the Master Servicer to foreclose on an affected Loan during the borrower's period of active duty status. Moreover, the Relief Act permits the extension of a Loan's maturity and the re-adjustment of its payment schedule beyond the completion of military service. Thus, in the event that such a Loan goes into default, there may be delays and losses occasioned by the inability to realize upon the Property in a timely fashion.

JUNIOR MORTGAGES; RIGHTS OF SENIOR MORTGAGEES

    To the extent that the Loans comprising the Trust Fund for a Series are secured by mortgages which are junior to other mortgages held by other lenders or institutional investors, the rights of the Trust Fund (and therefore the Securityholders), as mortgagee under any such junior mortgage, are subordinate to those of any mortgagee under any senior mortgage. The senior mortgagee has the right to receive hazard insurance and condemnation proceeds and to cause the property securing the Loan to be sold upon default of the mortgagor, thereby extinguishing the junior mortgagee's lien unless the junior mortgagee asserts its subordinate interest in the property in foreclosure litigation and, possibly, satisfies the defaulted senior mortgage. A junior mortgagee may satisfy a defaulted senior loan in full and, in some states, may cure such default and bring the senior loan current, in either event adding the amounts expended to the balance due on the junior loan. In most states, absent a provision in the mortgage or deed of trust, no notice of default is required to be given to a junior mortgagee.

    The standard form of the mortgage used by most institutional lenders confers on the mortgagee the right both to receive all proceeds collected under any hazard insurance policy and all awards made in connection with condemnation proceedings, and to apply such proceeds and awards to any indebtedness secured by the mortgage, in such order as the mortgagee may determine. Thus, in the event improvements on the property are damaged or destroyed by fire or other casualty, or in the event the property is taken by condemnation, the mortgagee or beneficiary under underlying senior mortgages will have the prior right to collect any insurance proceeds payable under a hazard insurance policy and any award of damages in connection with the condemnation and to apply the same to the indebtedness secured by the senior mortgages. Proceeds in excess of the amount of senior mortgage indebtedness, in most cases, may be applied to the indebtedness of a junior mortgage.

    Another provision sometimes found in the form of the mortgage or deed of trust used by institutional lenders obligates the mortgagor to pay before delinquency all taxes and assessments on the property and, when due, all encumbrances, charges and liens on the property which appear prior to the mortgage or deed of trust, to provide and maintain fire insurance on the property, to maintain and repair the property and not to commit or permit any waste thereof, and to appear in and defend any action or proceeding purporting to affect the property or the rights of the mortgagee under the mortgage. Upon a failure of the mortgagor to perform any of these obligations, the mortgagee is given the right under certain mortgages to perform the obligation itself, at its election, with the mortgagor agreeing to reimburse the mortgagee for any sums expended by the mortgagee on behalf of the mortgagor. All sums so expended by the mortgagee become part of the indebtedness secured by the mortgage.

    The form of credit line trust deed or mortgage generally used by most institutional lenders which make Revolving Credit Line Loans typically contains a "future advance" clause, which provides, in essence, that additional amounts advanced to or on behalf of the borrower by the beneficiary or lender are to be secured by the deed of trust or mortgage. Any amounts so advanced after the Cut-off Date with respect to any mortgage will not be included in the Trust Fund. The priority of the lien securing any advance made under the clause may depend in most states on whether the deed of trust or mortgage is called and recorded as a credit line deed of trust or mortgage. If the beneficiary or lender advances additional amounts, the advance is entitled to receive the same priority as amounts initially advanced under the trust deed or mortgage, notwithstanding the fact that there may be junior trust deeds or mortgages and other liens which intervene between the date of recording of the trust deed or mortgage and the date of the future advance, and notwithstanding that the beneficiary or lender had actual knowledge of such intervening junior trust deeds or mortgages and other liens at the time of the advance. In most states, the trust deed or mortgage lien securing mortgage loans of the type which includes home equity credit lines applies retroactively to the date of the original recording of the trust deed or mortgage, provided that the total amount of advances under the home equity credit line does not exceed the maximum specified principal amount of the recorded trust deed or mortgage, except as to advances made after receipt by the lender of a written notice of lien from a judgment lien creditor of the trustor.

THE TITLE I PROGRAM

    General. Certain of the Loans contained in a Trust Fund may be loans insured under the FHA Title I Credit Insurance program created pursuant to Sections 1 and 2(a) of the National Housing Act of 1934 (the "Title I Program"). Under the Title I Program, the FHA is authorized and empowered to insure qualified lending institutions against losses on eligible loans. The Title I Program operates as a coinsurance program in which the FHA insures up to 90% of certain losses incurred on an individual insured loan, including the unpaid principal balance of the loan, but only to the extent of the insurance coverage available in the lender's FHA insurance coverage reserve account. The owner of the loan bears the uninsured loss on each loan.

    The types of loans which are eligible for insurance by the FHA under the Title I Program include property improvement loans ("Property Improvement Loans" or "Title I Loans"). A Property Improvement Loan or Title I Loan means a loan made to finance actions or items that substantially protect or improve the basic livability or utility of a property and includes single family improvement loans.

    There are two basic methods of lending or originating such loans which include a "direct loan" or a "dealer loan". With respect to a direct loan, the borrower makes application directly to a lender without any assistance from a dealer, which application may be filled out by the borrower or by a person acting at the direction of the borrower who does not have a financial interest in the loan transaction, and the lender may disburse the loan proceeds solely to the borrower or jointly to the borrower and other parties to the transaction. With respect to a dealer loan, the dealer, who has a direct or indirect financial interest in the loan transaction, assists the borrower in preparing the loan application or otherwise assists the borrower in obtaining the loan from the lender. The lender may disburse proceeds solely to the dealer or the borrower or jointly to the borrower and the dealer or other parties to the transaction. With respect to a dealer Title I Loan, a dealer may include a seller, a contractor or supplier of goods or services.

    Loans insured under the Title I Program are required to have fixed interest rates and generally provide for equal installment payments due weekly, biweekly, semi-monthly or monthly, except that a loan may be payable quarterly or semi-annually where a borrower has an irregular flow of income. The first or last payments (or both) may vary in amount but may not exceed 150% of the regular installment payment, and the first payment may be due no later than two months from the date of the loan. The note must contain a provision permitting full or partial prepayment of the loan. The interest rate must be negotiated and agreed to by the borrower and the lender and must be fixed for the term of the loan and recited in the note. Interest on an insured loan must accrue from the date of the loan and be calculated according to the actuarial method. The lender must assure that the note and all other documents evidencing the loan are in compliance with applicable federal, state and local laws.

    Each insured lender is required to use prudent lending standards in underwriting individual loans and to satisfy the applicable loan underwriting requirements under the Title I Program prior to its approval of the loan and disbursement of loan proceeds. Generally, the lender must exercise prudence and diligence to determine whether the borrower and any co-maker is solvent and an acceptable credit risk, with a reasonable ability to make payments on the loan obligation. The lender's credit application and review must determine whether the borrower's income will be adequate to meet the periodic payments required by the loan, as well as the borrower's other housing and recurring expenses, which determination must be made in accordance with the expense-to-income ratios published by the Secretary of HUD unless the lender determines and documents in the loan file the existence of compensating factors concerning the borrower's creditworthiness which support approval of the loan.

    Under the Title I Program, the FHA does not review or approve for qualification for insurance the individual loans insured thereunder at the time of approval by the lending institution (as is typically the case with other federal loan programs). If, after a loan has been made and reported for insurance under the Title I Program, the lender discovers any material misstatement of fact or that the loan proceeds have been misused by the borrower, dealer or any other party, it shall promptly report this to the FHA. In such case, provided that the validity of any lien on the property has not been impaired, the insurance of the loan under the Title I Program will not be affected unless such material misstatements of fact or misuse of loan proceeds was caused by (or was knowingly sanctioned by) the lender or its employees.

    Requirements for Title I Loans. The maximum principal amount for Title I Loans must not exceed the actual cost of the project plus any applicable fees and charges allowed under the Title I Program; provided that such maximum amount does not exceed $25,000 (or the current applicable amount) for a single family property improvement loan. Generally, the term of a Title I Loan may not be less than six months nor greater than 20 years and 32 days. A borrower may obtain multiple Title I Loans with respect to multiple properties, and a borrower may obtain more than one Title I Loan with respect to a single property, in each case as long as the total outstanding balance of all Title I Loans in the same property does not exceed the maximum loan amount for the type of Title I Loan thereon having the highest permissible loan amount.

    Borrower eligibility for a Title I Loan requires that the borrower have at least a one-half interest in either fee simple title to the real property, a lease thereof for a term expiring at least six months after the final maturity of the Title I Loan or a recorded land installment contract for the purchase of the real property. In the case of a Title I Loan with a total principal balance in excess of $15,000, if the property is not occupied by the owner, the borrower must have equity in the property being improved at least equal to the principal amount of the loan, as demonstrated by a current appraisal. Any Title I Loan in excess of $7,500 must be secured by a recorded lien on the improved property which is evidenced by a mortgage or deed of trust executed by the borrower and all other owners in fee simple.

    The proceeds from a Title I Loan may be used only to finance property improvements which substantially protect or improve the basic livability or utility of the property as disclosed in the loan application. The Secretary of HUD has published a list of items and activities which cannot be financed with proceeds from any Title I Loan and from time to time the Secretary of HUD may amend such list of items and activities. With respect to any dealer Title I Loan, before the lender may disburse funds, the lender must have in its possession a completion certificate on a HUD approved form, signed by the borrower and the dealer. With respect to any direct Title I Loan, the lender is required to obtain, promptly upon completion of the improvements but not later than 6 months after disbursement of the loan proceeds with one 6 month extension if necessary, a completion certificate, signed by the borrower. The lender is required to conduct an on-site inspection on any Title I Loan where the principal obligation is $7,500 or more, and on any direct Title I Loan where the borrower fails to submit a completion certificate.

    FHA Insurance Coverage. Under the Title I Program, the FHA establishes an insurance coverage reserve account for each lender which has been granted a Title I contract of insurance. The amount of insurance coverage in this account is a maximum of 10% of the amount disbursed, advanced or expended by the lender in originating or purchasing eligible loans registered with the FHA for Title I insurance, with certain adjustments. The balance in the insurance coverage reserve account is the maximum amount of insurance claims the FHA is required to pay to the Title I lender. Loans to be insured under the Title I Program will be registered for insurance by the FHA and the insurance coverage attributable to such loans will be included in the insurance coverage reserve account for the originating or purchasing lender following the receipt and acknowledgment by the FHA of a loan report on the prescribed form pursuant to the Title I regulations. For each eligible loan reported and acknowledged for insurance, the FHA charges a fee (the "Premium"). For loans having a maturity of 25 months or less, the FHA bills the lender for the entire Premium in an amount equal to the product of 0.50% of the original loan amount and the loan term. For home improvement loans with a maturity greater than 25 months, each year that a loan is outstanding the FHA bills the lender for a Premium in an amount equal to 0.50% of the original loan amount. If a loan is prepaid during the year, the FHA will not refund or abate the Premium paid for such year.

    Under the Title I Program the FHA will reduce the insurance coverage available in the lender's FHA insurance coverage reserve account with respect to loans insured under the lender's contract of insurance by (i) the amount of the FHA insurance claims approved for payment relating to such insured loans and (ii) the amount of insurance coverage attributable to insured loans sold by the lender, and such insurance coverage may be reduced for any FHA insurance claims rejected by the FHA. The balance of the lender's FHA insurance coverage reserve account will be further adjusted as required under Title I or by the FHA, and the insurance coverage therein may be earmarked with respect to each or any eligible loans insured thereunder, if a determination is made by the Secretary of HUD that it is in its interest to do so. Originations and acquisitions of new eligible loans will continue to increase a lender's insurance coverage reserve account balance by 10% of the amount disbursed, advanced or expended in originating or acquiring such eligible loans registered with the FHA for insurance under the Title I Program. The Secretary of HUD may transfer insurance coverage between insurance coverage reserve accounts with earmarking with respect to a particular insured loan or group of insured loans when a determination is made that it is in the Secretary's interest to do so.

    The lender may transfer (except as collateral in a bona fide transaction) insured loans and loans reported for insurance only to another qualified lender under a valid Title I contract of insurance. Unless an insured loan is transferred with recourse or with a guaranty or repurchase agreement, the FHA, upon receipt of written notification of the transfer of such loan in accordance with the Title I regulations, will transfer from the transferor's insurance coverage reserve account to the transferee's insurance coverage reserve account an amount, if available, equal to 10% of the actual purchase price or the net unpaid principal balance of such loan (whichever is less). However, under the Title I Program not more than $5,000 in insurance coverage shall be transferred to or from a lender's insurance coverage reserve account during any October 1 to September 30 period without the prior approval of the Secretary of HUD. Amounts which may be recovered by the Secretary of HUD after payment of an insurance claim are not added to the amount of insurance coverage in the related lender's insurance coverage reserve account.

    Claims Procedures Under Title I. Under the Title I Program the lender may accelerate an insured loan following a default on such loan only after the lender or its agent has contacted the borrower in a face-to-face meeting or by telephone to discuss the reasons for the default and to seek its cure. If the borrower does not cure the default or agree to a modification agreement or repayment plan, the lender will notify the borrower in writing that, unless within 30 days the default is cured or the borrower enters into a modification agreement or repayment plan, the loan will be accelerated and that, if the default persists, the lender will report the default to an appropriate credit agency. The lender may rescind the acceleration of maturity after full payment is due and reinstate the loan only if the borrower brings the loan current, executes a modification agreement or agrees to an acceptable repayment plan.

    Following acceleration of maturity upon a secured Title I Loan, the lender may either (a) proceed against the property under any security instrument, or (b) make a claim under the lender's contract of insurance. If the lender chooses to proceed against the property under a security instrument (or if it accepts a voluntary conveyance or surrender of the property), the lender may file an insurance claim only with the prior approval of the Secretary of HUD.

    When a lender files an insurance claim with the FHA under the Title I Program, the FHA reviews the claim, the complete loan file and documentation of the lender's efforts to obtain recourse against any dealer who has agreed thereto, certification of compliance with applicable state and local laws in carrying out any foreclosure or repossession, and evidence that the lender has properly filed proofs of claims, where the borrower is bankrupt or deceased. Generally, a claim for reimbursement for loss on any Title I Loan must be filed with the FHA no later than 9 months after the date of default of such loan. Concurrently with filing the insurance claim, the lender shall assign to the United States of America the lender's entire interest in the loan note (or a judgment in lien of the note), in any security held and in any claim filed in any legal proceedings. If, at the time the note is assigned to the United States, the Secretary has reason to believe that the note is not valid or enforceable against the borrower, the FHA may deny the claim and reassign the note to the lender. If either such defect is discovered after the FHA has paid a claim, the FHA may require the lender to repurchase the paid claim and to accept a reassignment of the loan note. If the lender subsequently obtains a valid and enforceable judgment against the borrower, the lender may resubmit a new insurance claim with an assignment of the judgment. Although the FHA may contest any insurance claim and make a demand for repurchase of the loan at any time up to two years from the date the claim was certified for payment and may do so thereafter in the event of fraud or misrepresentation on the part of the lender, the FHA has expressed an intention to limit the period of time within which it will take such action to one year from the date the claim was certified for payment.

    Under the Title I Program the amount of an FHA insurance claim payment, when made, is equal to the Claimable Amount, up to the amount of insurance coverage in the lender's insurance coverage reserve account. For the purposes hereof, the "Claimable Amount" means an amount equal to 90% of the sum of: (a) the unpaid loan obligation (net unpaid principal and the uncollected interest earned to the date of default) with adjustments thereto if the lender has proceeded against property securing such loan; (b) the interest on the unpaid amount of the loan obligation from the date of default to the date of the claim's initial submission for payment plus 15 calendar days (but not to exceed 9 months from the date of default), calculated at the rate of 7% per annum; (c) the uncollected court costs; (d) the attorney's fees not to exceed $500; and (e) the expenses for recording the assignment of the security to the United States.

    The Secretary of HUD may deny a claim for insurance in whole or in part for any violations of the regulations governing the Title I Program; however, the Secretary of HUD may waive such violations if it determines that enforcement of the regulations would impose an injustice upon a lender which has substantially complied with the regulations in good faith.

OTHER LEGAL CONSIDERATIONS

    The Loans are also subject to federal laws, including: (i) Regulation Z, which requires certain disclosures to the borrowers regarding the terms of the Loans; (ii) the Equal Opportunity Act and Regulation B promulgated thereunder, which prohibit discrimination on the basis of age, race, color, sex, religion, marital status, national origin, receipt of public assistance or the exercise of any right under the Consumer Credit Protection Act, in the extension of credit; and (iii) the Fair Credit Reporting Act, which regulates the use and reporting of information related to the borrower's credit experience. Violations of certain provisions of these federal laws may limit the ability of the Sellers to collect all or part of the principal of or interest on the Loans and in addition could subject the Sellers to damages and administrative enforcement.

              CERTAIN MATERIAL FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

    The following is a summary of certain anticipated material federal income tax consequences of the purchase, ownership, and disposition of the Securities and is based on the opinion of Brown & Wood LLP, special counsel to the Depositor (in such capacity, "Tax Counsel"). The summary is based upon the provisions of the Code, the regulations promulgated thereunder, including, where applicable, proposed regulations, and the judicial and administrative rulings and decisions now in effect, all of which are subject to change or possible differing interpretations. The statutory provisions, regulations, and interpretations on which this interpretation is based are subject to change, and such a change could apply retroactively.

    The summary does not purport to deal with all aspects of federal income taxation that may affect particular investors in light of their individual circumstances. This summary focuses primarily upon investors who will hold Securities as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. Prospective investors may wish to consult their own tax advisers concerning the federal, state, local and any other tax consequences as relates specifically to such investors in connection with the purchase, ownership and disposition of the Securities.

    The federal income tax consequences to holders will vary depending on whether (i) the Securities of a Series are classified as indebtedness; (ii) an election is made to treat the Trust Fund relating to a particular Series of Securities as a real estate mortgage investment conduit ("REMIC") under the Internal Revenue Code of 1986, as amended (the "Code"); (iii) the Securities represent an ownership interest in some or all of the assets included in the Trust Fund for a Series; or (iv) an election is made to treat the Trust Fund relating to a particular Series of Certificates as a partnership. The Prospectus Supplement for each Series of Securities will specify how the Securities will be treated for federal income tax purposes and will discuss whether a REMIC election, if any, will be made with respect to such Series.

    As used herein, the term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income is subject to U.S. federal income tax regardless of its source of income, or a trust if a court within the United States is able to exercise primary supervision of the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States Persons prior to such date that elect to continue to be treated as United States persons shall be considered U.S. Persons as well.

TAXATION OF DEBT SECURITIES

    Status as Real Property Loans. Except to the extent otherwise provided in the related Prospectus Supplement, if the Securities are regular interests in a REMIC ("Regular Interest Securities") or represent interests in a grantor trust, Tax Counsel is of the opinion that: (i) Securities held by a domestic building and loan association will constitute "loans... secured by an interest in real property" within the meaning of Code section 7701(a)(19)(C)(v); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code section 856(c)(4)(A) and interest on Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code section 856(c)(3)(B).

    Interest and Acquisition Discount. In the opinion of Tax Counsel, Regular Interest Securities are generally taxable to holders in the same manner as evidences of indebtedness issued by the REMIC. Stated interest on the Regular Interest Securities will be taxable as ordinary income and taken into account using the accrual method of accounting, regardless of the holder's normal accounting method. Interest (other than original issue discount) on Securities (other than Regular Interest Securities) that are characterized as indebtedness for federal income tax purposes will be includible in income by holders thereof in accordance with their usual methods of accounting. Securities characterized as debt for federal income tax purposes and Regular Interest Securities will be referred to hereinafter collectively as "Debt Securities."

    Tax Counsel is of the opinion that Debt Securities that are Compound Interest Securities will, and certain of the other Debt Securities issued at a discount may, be issued with "original issue discount" ("OID"). The following discussion is based in part on the rules governing OID which are set forth in Sections 1271-1275 of the Code and the Treasury regulations issued thereunder on February 2, 1994, as amended on June 11, 1996 (the "OID Regulations"). A holder should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the Debt Securities.

    In general, OID, if any, will equal the difference between the stated redemption price at maturity of a Debt Security and its issue price. In the opinion of Tax Counsel, a holder of a Debt Security must include such OID in gross income as ordinary interest income as it accrues under a method taking into account an economic accrual of the discount. In general, OID must be included in income in advance of the receipt of the cash representing that income. The amount of OID on a Debt Security will be considered to be zero if it is less than a de minimis amount determined under the Code.

    The issue price of a Debt Security is the first price at which a substantial amount of Debt Securities of that class are sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of Debt Securities is sold for cash on or prior to the Closing Date, the issue price for such class will be treated as the fair market value of such class on the Closing Date. The issue price of a Debt Security also includes the amount paid by an initial Debt Security holder for accrued interest that relates to a period prior to the issue date of the Debt Security. The stated redemption price at maturity of a Debt Security includes the original principal amount of the Debt Security, but generally will not include distributions of interest if such distributions constitute "qualified stated interest."

    Under the OID Regulations, qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the Debt Security. The OID Regulations state that interest payments are unconditionally payable only if a late payment or nonpayment is expected to be penalized or reasonable remedies exist to compel payment. Certain Debt Securities may provide for default remedies in the event of late payment or nonpayment of interest. In the opinion of Tax Counsel, the interest on such Debt Securities will be unconditionally payable and constitute qualified stated interest, not OID. However, absent clarification of the OID Regulations, where Debt Securities do not provide for default remedies, the interest payments will be included in the Debt Security's stated redemption price at maturity and taxed as OID. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on Debt Securities with respect to which deferred interest will accrue, will not constitute qualified stated interest payments, in which case the stated redemption price at maturity of such Debt Securities includes all distributions of interest as well as principal thereon. Where the interval between the issue date and the first Distribution Date on a Debt Security is either longer or shorter than the interval between subsequent Distribution Dates, all or part of the interest foregone, in the case of the longer interval, and all of the additional interest, in the case of the shorter interval, will be included in the stated redemption price at maturity and tested under the de minimis rule described below. In the case of a Debt Security with a long first period which has non-de minimis OID, all stated interest in excess of interest payable at the effective interest rate for the long first period will be included in the stated redemption price at maturity and the Debt Security will generally have OID. Holders of Debt Securities should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a Debt Security.

    Under the de minimis rule, OID on a Debt Security will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the Debt Security multiplied by the weighted average maturity of the Debt Security. For this purpose, the weighted average maturity of the Debt Security is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the Debt Security and the denominator of which is the stated redemption price at maturity of the Debt Security. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the Debt Security is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

    Debt Securities may provide for interest based on a qualified variable rate. Under the OID Regulations, interest is treated as payable at a qualified variable rate and not as contingent interest if, generally, (i) such interest is unconditionally payable at least annually, (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments and (iii) interest is based on a "qualified floating rate," an "objective rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such Debt Security. In the case of Compound Interest Securities, certain Interest Weighted Securities, and certain of the other Debt Securities, none of the payments under the instrument will be considered qualified stated interest, and thus the aggregate amount of all payments will be included in the stated redemption price.

    The Internal Revenue Services (the "IRS") issued regulations (the "Contingent Regulations") governing the calculation of OID on instruments having contingent interest payments. The Contingent Regulations represent the only guidance regarding the views of the IRS with respect to contingent interest instruments and specifically do not apply for purposes of calculating OID on debt instruments subject to Code Section 1272(a)(6), such as the Debt Security. Additionally, the OID Regulations do not contain provisions specifically interpreting Code Section 1272(a)(6). Until the Treasury issues guidance to the contrary, the Trustee intends to base its computation on Code Section 1272(a)(6) and the OID Regulations as described in this Prospectus. However, because no regulatory guidance currently exists under Code Section 1272(a)(6), there can be no assurance that such methodology represents the correct manner of calculating OID.

    The holder of a Debt Security issued with OID must include in gross income, for all days during its taxable year on which it holds such Debt Security, the sum of the "daily portions" of such original issue discount. The amount of OID includible in income by a holder will be computed by allocating to each day during a taxable year a pro rata portion of the original issue discount that accrued during the relevant accrual period. In the case of a Debt Security that is not a Regular Interest Security and the principal payments on which are not subject to acceleration resulting from prepayments on the Loans, the amount of OID includible in income of a holder for an accrual period (generally the period over which interest accrues on the debt instrument) will equal the product of the yield to maturity of the Debt Security and the adjusted issue price of the Debt Security, reduced by any payments of qualified stated interest. The adjusted issue price is the sum of its issue price plus prior accruals or OID, reduced by the total payments made with respect to such Debt Security in all prior periods, other than qualified stated interest payments.

    The amount of OID to be included in income by a holder of a debt instrument, such as certain Classes of the Debt Securities, that is subject to acceleration due to prepayments on other debt obligations securing such instruments (a "Pay-Through Security"), is computed by taking into account the anticipated rate of prepayments assumed in pricing the debt instrument (the "Prepayment Assumption"). The amount of OID that will accrue during an accrual period on a Pay-Through Security is the excess (if any) of the sum of
(a) the present value of all payments remaining to be made on the Pay-Through Security as of the close of the accrual period and (b) the payments during the accrual period of amounts included in the stated redemption price of the Pay-Through Security, over the adjusted issue price of the Pay-Through Security at the beginning of the accrual period. The present value of the remaining payments is to be determined on the basis of three factors: (i) the original yield to maturity of the Pay-Through Security (determined on the basis of compounding at the end of each accrual period and properly adjusted for the length of the accrual period), (ii) events which have occurred before the end of the accrual period and (iii) the assumption that the remaining payments will be made in accordance with the original Prepayment Assumption. The effect of this method is to increase the portions of OID required to be included in income by a holder to take into account prepayments with respect to the Loans at a rate that exceeds the Prepayment Assumption, and to decrease (but not below zero for any period) the portions of original issue discount required to be included in income by a holder of a Pay-Through Security to take into account prepayments with respect to the Loans at a rate that is slower than the Prepayment Assumption. Although original issue discount will be reported to holders of Pay-Through Securities based on the Prepayment Assumption, no representation is made to holders that Loans will be prepaid at that rate or at any other rate.

    The Depositor may adjust the accrual of OID on a Class of Regular Interest Securities (or other regular interests in a REMIC) in a manner that it believes to be appropriate, to take account of realized losses on the Loans, although the OID Regulations do not provide for such adjustments. If the Internal Revenue Service were to require that OID be accrued without such adjustments, the rate of accrual of OID for a Class of Regular Interest Securities could increase.

    Certain classes of Regular Interest Securities may represent more than one class of REMIC regular interests. Unless otherwise provided in the related Prospectus Supplement, the Trustee intends, based on the OID Regulations, to calculate OID on such Securities as if, solely for the purposes of computing OID, the separate regular interests were a single debt instrument.

    A subsequent holder of a Debt Security will also be required to include OID in gross income, but such a holder who purchases such Debt Security for an amount that exceeds its adjusted issue price will be entitled (as will an initial holder who pays more than a Debt Security's issue price) to offset such OID by comparable economic accruals of portions of such excess.

    Effects of Defaults and Delinquencies. In the opinion of Tax Counsel, holders will be required to report income with respect to the related Securities under an accrual method without giving effect to delays and reductions in distributions attributable to a default or delinquency on the Loans, except possibly to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income (including OID) reported by a holder of such a Security in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Securities is deduced as a result of a Loan default. However, the timing and character of such losses or reductions in income are uncertain and, accordingly, holders of Securities should consult their own tax advisors on this point.

    Interest Weighted Securities. It is not clear how income should be accrued with respect to Regular Interest Securities or Stripped Securities (as defined under "--Tax Status as a Grantor Trust; General" herein) the payments on which consist solely or primarily of a specified portion of the interest payments on qualified mortgages held by the REMIC or on Loans underlying Pass-Through Securities ("Interest Weighted Securities"). The Issuer intends to take the position that all of the income derived from an Interest Weighted Security should be treated as OID and that the amount and rate of accrual of such OID should be calculated by treating the Interest Weighted Security as a Compound Interest Security. However, in the case of Interest Weighted Securities that are entitled to some payments of principal and that are Regular Interest Securities the Internal Revenue Service could assert that income derived from an Interest Weighted Security should be calculated as if the Security were a security purchased at a premium equal to the excess of the price paid by such holder for such Security over its stated principal amount, if any. Under this approach, a holder would be entitled to amortize such premium only if it has in effect an election under Section 171 of the Code with respect to all taxable debt instruments held by such holder, as described below. Alternatively, the Internal Revenue Service could assert that an Interest Weighted Security should be taxable under the rules governing bonds issued with contingent payments. Such treatment may be more likely in the case of Interest Weighted Securities that are Stripped Securities as described below. See "--Tax Status as a Grantor Trust-- Discount or Premium on Pass-Through Securities."

    Variable Rate Debt Securities. In the opinion of Tax Counsel, in the case of Debt Securities bearing interest at a rate that varies directly, according to a fixed formula, with an objective index, it appears that (i) the yield to maturity of such Debt Securities and (ii) in the case of Pay-Through Securities, the present value of all payments remaining to be made on such Debt Securities, should be calculated as if the interest index remained at its value as of the issue date of such Securities. Because the proper method of adjusting accruals of OID on a variable rate Debt Security is uncertain, holders of variable rate Debt Securities should consult their own tax advisers regarding the appropriate treatment of such Securities for federal income tax purposes.

    Market Discount. In the opinion of Tax Counsel, a purchaser of a Security may be subject to the market discount rules of Sections 1276-1278 of the Code. A Holder that acquires a Debt Security with more than a prescribed de minimis amount of "market discount" (generally, the excess of the principal amount of the Debt Security over the purchaser's purchase price) will be required to include accrued market discount in income as ordinary income in each month, but limited to an amount not exceeding the principal payments on the Debt Security received in that month and, if the Securities are sold, the gain realized. Such market discount would accrue in a manner to be provided in Treasury regulations but, until such regulations are issued, such market discount would in general accrue either (i) on the basis of a constant yield (in the case of a Pay-Through Security, taking into account a prepayment assumption) or (ii) in the ratio of (a) in the case of Securities (or in the case of a Pass-Through Security, as set forth below, the Loans underlying such Security) not originally issued with original issue discount, stated interest payable in the relevant period to total stated interest remaining to be paid at the beginning of the period or (b) in the case of Securities (or, in the case of a Pass-Through Security, as described below, the Loans underlying such Security) originally issued at a discount, OID in the relevant period to total OID remaining to be paid.

    Section 1277 of the Code provides that, regardless of the origination date of the Debt Security (or, in the case of a Pass-Through Security, the Loans), the excess of interest paid or accrued to purchase or carry a Security (or, in the case of a Pass-Through Security, as described below, the underlying Loans) with market discount over interest received on such Security is allowed as a current deduction only to the extent such excess is greater than the market discount that accrued during the taxable year in which such interest expense was incurred. In general, the deferred portion of any interest expense will be deductible when such market discount is included in income, including upon the sale, disposition, or repayment of the Security (or in the case of a Pass-Through Security, an underlying Loan). A holder may elect to include market discount in income currently as it accrues, on all market discount obligations acquired by such holder during the taxable year such election is made and thereafter, in which case the interest deferral rule will not apply.

    Premium. In the opinion of Tax Counsel, a holder who purchases a Debt Security (other than an Interest Weighted Security to the extent described above) at a cost greater than its stated redemption price at maturity, generally will be considered to have purchased the Security at a premium, which it may elect to amortize as an offset to interest income on such Security (and not as a separate deduction item) on a constant yield method. The legislative history of the 1986 Act indicates that premium is to be accrued in the same manner as market discount. Accordingly, it appears that the accrual of premium on a class of Pay-Through Securities will be calculated using the prepayment assumption used in pricing such class. If a holder makes an election to amortize premium on a Debt Security, such election will apply to all taxable debt instruments (including all REMIC regular interests and all pass-through certificates representing ownership interests in a trust holding debt obligations) held by the holder at the beginning of the taxable year in which the election is made, and to all taxable debt instruments acquired thereafter by such holder, and will be irrevocable without the consent of the IRS. Purchasers who pay a premium for the Securities should consult their tax advisers regarding the election to amortize premium and the application of recently finalized regulations under
Section 171 issued December 30, 1997.

    Election to Treat All Interest as Original Issue Discount. The OID Regulations permit a holder of a Debt Security to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Debt Securities acquired on or after April 4, 1994. If such an election were to be made with respect to a Debt Security with market discount, the holder of the Debt Security would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such holder of the Debt Security acquires during the year of the election or thereafter. Similarly, a holder of a Debt Security that makes this election for a Debt Security that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such holder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Debt Security is irrevocable.

TAXATION OF THE REMIC AND ITS HOLDERS

    General. In the opinion of Tax Counsel, if a REMIC election is made with respect to a Series of Securities, then the arrangement by which the Securities of that Series are issued will be treated as a REMIC as long as all of the provisions of the applicable Agreement are complied with and the statutory and regulatory requirements are satisfied. Securities will be designated as "Regular Interests" or "Residual Interests" in a REMIC, as specified in the related Prospectus Supplement.

    Except to the extent specified otherwise in a Prospectus Supplement, if a REMIC election is made with respect to a Series of Securities, in the opinion of Tax Counsel (i) Securities held by a domestic building and loan association will constitute "a regular or a residual interest in a REMIC" within the meaning of Code Section 7701(a)(19)(C)(xi) (assuming that at least 95% of the REMIC's assets consist of cash, government securities, "loans secured by an interest in real property," and other types of assets described in Code Section 7701(a)(19)(C)); and (ii) Securities held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(5)(B), and income with respect to the Securities will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Code Section 856(c)(3)(B) (assuming, for both purposes, that at least 95% of the REMIC's assets are qualifying assets). If less than 95% of the REMIC's assets consist of assets described in clause (i) or (ii) above, then a Security will qualify for the tax treatment described in clause (i) or (ii) in the proportion that such REMIC assets are qualifying assets.

REMIC EXPENSES; SINGLE CLASS REMICS

    As a general rule, in the opinion of Tax Counsel, all of the expenses of a REMIC will be taken into account by holders of the Residual Interest Securities. In the case of a "single class REMIC," however, the expenses will be allocated, under Treasury regulations, among the holders of the Regular Interest Securities and the holders of the Residual Interest Securities on a daily basis in proportion to the relative amounts of income accruing to each holder on that day. In the case of a holder of a Regular Interest Security who is an individual or a "pass-through interest holder" (including certain pass-through entities but not including real estate investment trusts), such expenses will be deductible only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the holder, exceed 2% of such Holder's adjusted gross income. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation for taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount, or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. The reduction or disallowance of this deduction may have a significant impact on the yield of the Regular Interest Security to such a holder. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and which is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise specified in the related Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related residual interest securities.

TAXATION OF THE REMIC

    General. Although a REMIC is a separate entity for federal income tax purposes, in the opinion of Tax Counsel, a REMIC is not generally subject to entity-level tax. Rather, the taxable income or net loss of a REMIC is taken into account by the holders of residual interests. As described above, the regular interests are generally taxable as debt of the REMIC.

    Calculation of REMIC Income. In the opinion of Tax Counsel, the taxable income or net loss of a REMIC is determined under an accrual method of accounting and in the same manner as in the case of an individual, with certain adjustments. In general, the taxable income or net loss will be the difference between (i) the gross income produced by the REMIC's assets, including stated interest and any original issue discount or market discount on loans and other assets, and (ii) deductions, including stated interest and original issue discount accrued on Regular Interest Securities, amortization of any premium with respect to Loans, and servicing fees and other expenses of the REMIC. A holder of a Residual Interest Security that is an individual or a "pass-through interest holder" (including certain pass-through entities, but not including real estate investment trusts) will be unable to deduct servicing fees payable on the loans or other administrative expenses of the REMIC for a given taxable year, to the extent that such expenses, when aggregated with such holder's other miscellaneous itemized deductions for that year, do not exceed two percent of such holder's adjusted gross income.

    For purposes of computing its taxable income or net loss, the REMIC should have an initial aggregate tax basis in its assets equal to the aggregate fair market value of the regular interests and the residual interests on the Startup Day (generally, the day that the interests are issued). That aggregate basis will be allocated among the assets of the REMIC in proportion to their respective fair market values.

    The OID provisions of the Code apply to loans of individuals originated on or after March 2, 1984, and the market discount provisions apply to loans originated after July 18, 1984. Subject to possible application of the de minimis rules, the method of accrual by the REMIC of OID income on such loans will be equivalent to the method under which holders of Pay-Through Securities accrue original issue discount (i.e., under the constant yield method taking into account the Prepayment Assumption). The REMIC will deduct OID on the Regular Interest Securities in the same manner that the holders of the Regular Interest Securities include such discount in income, but without regard to the de minimis rules. See "Taxation of Debt Securities" above. However, a REMIC that acquires loans at a market discount must include such market discount in income currently, as it accrues, on a constant interest basis.

    To the extent that the REMIC's basis allocable to loans that it holds exceeds their principal amounts, the resulting premium, if attributable to mortgages originated after September 27, 1985, will be amortized over the life of the loans (taking into account the Prepayment Assumption) on a constant yield method. Although the law is somewhat unclear regarding recovery of premium attributable to loans originated on or before such date, it is possible that such premium may be recovered in proportion to payments of loan principal.

    Prohibited Transactions and Contributions Tax. The REMIC will be subject to a 100% tax on any net income derived from a "prohibited transaction." For this purpose, net income will be calculated without taking into account any losses from prohibited transactions or any deductions attributable to any prohibited transaction that resulted in a loss. In general, prohibited transactions include: (i) subject to limited exceptions, the sale or other disposition of any qualified mortgage transferred to the REMIC; (ii) subject to a limited exception, the sale or other disposition of a cash flow investment; (iii) the receipt of any income from assets not permitted to be held by the REMIC pursuant to the Code; or (iv) the receipt of any fees or other compensation for services rendered by the REMIC. It is anticipated that a REMIC will not engage in any prohibited transactions in which it would recognize a material amount of net income. In addition, subject to a number of exceptions, a tax is imposed at the rate of 100% on amounts contributed to a REMIC after the close of the three-month period beginning on the Startup Day. The holders of Residual Interest Securities will generally be responsible for the payment of any such taxes imposed on the REMIC. To the extent not paid by such holders or otherwise, however, such taxes will be paid out of the Trust Fund and will be allocated pro rata to all outstanding classes of Securities of such REMIC.

TAXATION OF HOLDERS OF RESIDUAL INTEREST SECURITIES

    In the opinion of Tax Counsel, the holder of a Certificate representing a residual interest (a "Residual Interest Security") will take into account the "daily portion" of the taxable income or net loss of the REMIC for each day during the taxable year on which such holder held the Residual Interest Security. The daily portion is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the REMIC for such quarter, and by allocating that amount among the holders (on such day) of the Residual Interest Securities in proportion to their respective holdings on such day.

    In the opinion of Tax Counsel, the holder of a Residual Interest Security must report its proportionate share of the taxable income of the REMIC whether or not it receives cash distributions from the REMIC attributable to such income or loss. The reporting of taxable income without corresponding distributions could occur, for example, in certain REMIC issues in which the loans held by the REMIC were issued or acquired at a discount, since mortgage prepayments cause recognition of discount income, while the corresponding portion of the prepayment could be used in whole or in part to make principal payments on REMIC Regular Interests issued without any discount or at an insubstantial discount (if this occurs, it is likely that cash distributions will exceed taxable income in later years). Taxable income may also be greater in earlier years of certain REMIC issues as a result of the fact that interest expense deductions, as a percentage of outstanding principal on REMIC Regular Interest Securities, will typically increase over time as lower yielding Securities are paid, whereas interest income with respect to loans will generally remain constant over time as a percentage of loan principal.

    In any event, because the holder of a residual interest is taxed on the net income of the REMIC, the taxable income derived from a Residual Interest Security in a given taxable year will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pretax yield. Therefore, the after-tax yield on the Residual Interest Security may be less than that of such a bond or instrument.

    Limitation on Losses. In the opinion of Tax Counsel, the amount of the REMIC's net loss that a holder may take into account currently is limited to the holder's adjusted basis at the end of the calendar quarter in which such loss arises. A holder's basis in a Residual Interest Security will initially equal such holder's purchase price, and will subsequently be increased by the amount of the REMIC's taxable income allocated to the holder, and decreased (but not below zero) by the amount of distributions made and the amount of the REMIC's net loss allocated to the holder. Any disallowed loss may be carried forward indefinitely, but may be used only to offset income of the REMIC generated by the same REMIC. The ability of holders of Residual Interest Securities to deduct net losses may be subject to additional limitations under the Code, as to which such holders should consult their tax advisers.

    Distributions. In the opinion of Tax Counsel, distributions on a Residual Interest Security (whether at their scheduled times or as a result of prepayments) will generally not result in any additional taxable income or loss to a holder of a Residual Interest Security. If the amount of such payment exceeds a holder's adjusted basis in the Residual Interest Security, however, the holder will recognize gain (treated as gain from the sale of the Residual Interest Security) to the extent of such excess.

    Sale or Exchange. In the opinion of Tax Counsel, a holder of a Residual Interest Security will recognize gain or loss on the sale or exchange of a Residual Interest Security equal to the difference, if any, between the amount realized and such holder's adjusted basis in the Residual Interest Security at the time of such sale or exchange. Except to the extent provided in regulations, which have not yet been issued, any loss upon disposition of a Residual Interest Security will be disallowed if the selling holder acquires any residual interest in a REMIC or similar mortgage pool within six months before or after such disposition.

    Excess Inclusions. In the opinion of Tax Counsel, the portion of the REMIC taxable income of a holder of a Residual Interest Security consisting of "excess inclusion" income may not be offset by other deductions or losses, including net operating losses, on such holder's federal income tax return. Further, if the holder of a Residual Interest Security is an organization subject to the tax on unrelated business income imposed by Code Section 511, such holder's excess inclusion income will be treated as unrelated business taxable income of such holder. In addition, under Treasury regulations yet to be issued, if a real estate investment trust, a regulated investment company, a common trust fund, or certain cooperatives were to own a Residual Interest Security, a portion of dividends (or other distributions) paid by the real estate investment trust (or other entity) would be treated as excess inclusion income. If a Residual Security is owned by a foreign person excess inclusion income is subject to tax at a rate of 30% which may not be reduced by treaty, is not eligible for treatment as "portfolio interest" and is subject to certain additional limitations. See "Tax Treatment of Foreign Investors." The Small Business Job Protection Act of 1996 has eliminated the special rule permitting Section 593 institutions ("thrift institutions") to use net operating losses and other allowable deductions to offset their excess inclusion income from REMIC residual certificates that have "significant value" within the meaning of the REMIC Regulations, effective for taxable years beginning after December 31, 1995, except with respect to residual certificates continuously held by a thrift institution since November 1, 1995.

    In addition, the Small Business Job Protection Act of 1996 provides three rules for determining the effect on excess inclusions on the alternative minimum taxable income of a residual holder. First, alternative minimum taxable income for such residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions. These rules are effective for tax years beginning after December 31, 1986, unless a residual holder elects to have such rules apply only to tax years beginning after August 20, 1996.

    The excess inclusion portion of a REMIC's income is generally equal to the excess, if any, of REMIC taxable income for the quarterly period allocable to a Residual Interest Security, over the daily accruals for such quarterly period of (i) 120% of the long term applicable federal rate on the Startup Day multiplied by (ii) the adjusted issue price of such Residual Interest Security at the beginning of such quarterly period. The adjusted issue price of a Residual Interest at the beginning of each calendar quarter will equal its issue price (calculated in a manner analogous to the determination of the issue price of a Regular Interest), increased by the aggregate of the daily accruals for prior calendar quarters, and decreased (but not below zero) by the amount of loss allocated to a holder and the amount of distributions made on the Residual Interest Security before the beginning of the quarter. The long-term federal rate, which is announced monthly by the Treasury Department, is an interest rate that is based on the average market yield of outstanding marketable obligations of the United States government having remaining maturities in excess of nine years.

    Under the REMIC Regulations, in certain circumstances, transfers of Residual Securities may be disregarded. See "--Restrictions on Ownership and Transfer of Residual Interest Securities" and "--Tax Treatment of Foreign Investors" below.

    Restrictions on Ownership and Transfer of Residual Interest Securities. As a condition to qualification as a REMIC, reasonable arrangements must be made to prevent the ownership of a REMIC residual interest by any "Disqualified Organization." Disqualified Organizations include the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, a rural electric or telephone cooperative described in Section 1381(a)(2)(C) of the Code, or any entity exempt from the tax imposed by Sections 1-1399 of the Code, if such entity is not subject to tax on its unrelated business income. Accordingly, the applicable Pooling and Servicing Agreement will prohibit Disqualified Organizations from owning a Residual Interest Security. In addition, no transfer of a Residual Interest Security will be permitted unless the proposed transferee shall have furnished to the Trustee an affidavit representing and warranting that it is neither a Disqualified Organization nor an agent or nominee acting on behalf of a Disqualified Organization.

    If a Residual Interest Security is transferred to a Disqualified Organization after March 31, 1988 (in violation of the restrictions set forth above), a substantial tax will be imposed on the transferor of such Residual Interest Security at the time of the transfer. In addition, if a Disqualified Organization holds an interest in a pass-through entity after March 31, 1988 (including, among others, a partnership, trust, real estate investment trust, regulated investment company, or any person holding as nominee), that owns a Residual Interest Security, the pass-through entity will be required to pay an annual tax on its allocable share of the excess inclusion income of the REMIC.

    Under the REMIC Regulations, if a Residual Interest Security is a "noneconomic residual interest," as described below, a transfer of a Residual Interest Security to a United States person will be disregarded for all
Federal tax purposes unless no significant purpose of the transfer was to impede the assessment or collection of tax. A Residual Interest Security is a "noneconomic residual interest" unless, at the time of the transfer (i) the present value of the expected future distributions on the Residual Interest Security at least equals the product of the present value of the anticipated excess inclusions and the highest rate of tax for the year in which the transfer occurs, and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. If a transfer of a Residual Interest is disregarded, the transferor would be liable for any Federal income tax imposed upon taxable income derived by the transferee from the REMIC. The REMIC Regulations provide no guidance as to how to determine if a significant purpose of a transfer is to impede the assessment or collection of tax. A similar type of limitation exists with respect to certain transfers of residual interests by foreign persons to United States persons. See "--Tax Treatment of Foreign Investors."

    Mark to Market Rules. Prospective purchasers of a REMIC Residual Interest Security should be aware that the IRS recently finalized regulations (the "Mark-to-Market Regulations") which provide that a REMIC Residual Interest Security acquired after January 3, 1995 cannot be marked-to-market. Prospective purchasers of a REMIC Residual Interest Security should consult their tax advisors regarding the possible application of the Mark to Market Regulations.

ADMINISTRATIVE MATTERS

    The REMIC's books must be maintained on a calendar year basis and the REMIC must file an annual federal income tax return. The REMIC will also be subject to the procedural and administrative rules of the Code applicable to partnerships, including the determination of any adjustments to, among other things, items of REMIC income, gain, loss, deduction, or credit, by the IRS in a unified administrative proceeding.

TAX STATUS AS A GRANTOR TRUST

    General. As further specified in the related Prospectus Supplement, if a REMIC election is not made and the Trust Fund is not structured as a partnership, then, in the opinion of Tax Counsel, the Trust Fund relating to a Series of Securities will be classified for federal income tax purposes as a grantor trust under Subpart E, Part 1 of Subchapter J of the Code and not as an association taxable as a corporation (the Securities of such Series, "Pass-Through Securities"). In some Series there will be no separation of the principal and interest payments on the Loans. In such circumstances, a holder will be considered to have purchased a pro rata undivided interest in each of the Loans. In other cases ("Stripped Securities"), sale of the Securities will produce a separation in the ownership of all or a portion of the principal payments from all or a portion of the interest payments on the Loans.

    In the opinion of Tax Counsel, each holder must report on its federal income tax return its share of the gross income derived from the Loans (not reduced by the amount payable as fees to the Trustee and the Servicer and similar fees (collectively, the "Servicing Fee")), at the same time and in the same manner as such items would have been reported under the Holder's tax accounting method had it held its interest in the Loans directly, received directly its share of the amounts received with respect to the Loans, and paid directly its share of the Servicing Fees. In the case of Pass-Through Securities other than Stripped Securities, such income will consist of a pro rata share of all of the income derived from all of the Loans and, in the case of Stripped Securities, such income will consist of a pro rata share of the income derived from each stripped bond or stripped coupon in which the holder owns an interest. The holder of a Security will generally be entitled to deduct such Servicing Fees under Section 162 or Section 212 of the Code to the extent that such Servicing Fees represent "reasonable" compensation for the services rendered by the Trustee and the Servicer (or third parties that are compensated for the performance of services). In the case of a noncorporate holder, however, Servicing Fees (to the extent not otherwise disallowed, e.g., because they exceed reasonable compensation) will be deductible in computing such holder's regular tax liability only to the extent that such fees, when added to other miscellaneous itemized deductions, exceed 2% of adjusted gross income and may not be deductible to any extent in computing such holder's alternative minimum tax liability. In addition, for taxable years beginning after December 31, 1990, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation in taxable years beginning after 1990) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount or (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year.

    Discount or Premium on Pass-Through Securities. In the opinion of Tax Counsel, the holder's purchase price of a Pass-Through Security is to be allocated among the Loans in proportion to their fair market values, determined as of the time of purchase of the Securities. In the typical case, the Trustee (to the extent necessary to fulfill its reporting obligations) will treat each Loan as having a fair market value proportional to the share of the aggregate principal balances of all of the Loans that it represents, since the Securities, unless otherwise specified in the related Prospectus Supplement, will have a relatively uniform interest rate and other common characteristics. To the extent that the portion of the purchase price of a Pass-Through Security allocated to a Loan (other than to a right to receive any accrued interest thereon and any undistributed principal payments) is less than or greater than the portion of the principal balance of the Loan allocable to the Security, the interest in the Loan allocable to the Pass-Through Security will be deemed to have been acquired at a discount or premium, respectively.

    The treatment of any discount will depend on whether the discount represents OID or market discount. In the case of a Loan with OID in excess of a prescribed de minimis amount or a Stripped Security, a holder of a Security will be required to report as interest income in each taxable year its share of the amount of OID that accrues during that year in the manner described above. OID with respect to a Loan could arise, for example, by virtue of the financing of points by the originator of the Loan, or by virtue of the charging of points by the originator of the Loan in an amount greater than a statutory de minimis exception, in circumstances under which the points are not currently deductible pursuant to applicable Code provisions. Any market discount or premium on a Loan will be includible in income, generally in the manner described above, except that in the case of Pass-Through Securities, market discount is calculated with respect to the Loans underlying the Certificate, rather than with respect to the Security. A holder that acquires an interest in a Loan originated after July 18, 1984 with more than a de minimis amount of market discount (generally, the excess of the principal amount of the Loan over the purchaser's allocable purchase price) will be required to include accrued market discount in income in the manner set forth above. See "--Taxation of Debt Securities; Market Discount" and "--Premium" above.

    In the case of market discount on a Pass-Through Security attributable to Loans originated on or before July 18, 1984, the holder generally will be required to allocate the portion of such discount that is allocable to a loan among the principal payments on the Loan and to include the discount allocable to each principal payment in ordinary income at the time such principal payment is made. Such treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described in the preceding paragraph.

    Stripped  Securities.   A  Stripped Security  may  represent a  right  to
receive only a portion of the interest payments on the Loans, a right to receive only principal payments on the Loans, or a right to receive certain payments of both interest and principal. Certain Stripped Securities ("Ratio Strip Securities") may represent a right to receive differing percentages of both the interest and principal on each Loan. Pursuant to Section 1286 of the Code, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. Section 1286 of the Code applies the OID rules to stripped bonds and stripped coupons. For purposes of computing original issue discount, a stripped bond or a stripped coupon is treated as a debt instrument issued on the date that such stripped interest is purchased with an issue price equal to its purchase price or, if more than one stripped interest is purchased, the ratable share of the purchase price allocable to such stripped interest.

    Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Loan principal balance) or the Securities are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Securities should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Loan by Loan basis, which could result in some Loans being treated as having more than 100 basis points of interest stripped off.

    The Code, OID Regulations and judicial decisions provide no direct guidance as to how the interest and original issue discount rules are to apply to Stripped Securities and other Pass-Through Securities. Under the method described above for Pay-Through Securities (the "Cash Flow Bond Method"), a prepayment assumption is used and periodic recalculations are made which take into account with respect to each accrual period the effect of prepayments during such period. However, the 1986 Act does not, absent
Treasury regulations, appear specifically to cover instruments such as the Stripped Securities which technically represent ownership interests in the underlying Loans, rather than being debt instruments "secured by" those loans. Nevertheless, it is believed that the Cash Flow Bond Method is a reasonable method of reporting income for such Securities, and it is expected that OID will be reported on that basis unless otherwise specified in the related Prospectus Supplement. In applying the calculation to Pass-Through Securities, the Trustee will treat all payments to be received by a holder with respect to the underlying Loans as payments on a single installment obligation. The IRS could, however, assert that original issue discount must be calculated separately for each Loan underlying a Security.

    Under certain circumstances, if the Loans prepay at a rate faster than the Prepayment Assumption, the use of the Cash Flow Bond Method may accelerate a holder's recognition of income. If, however, the Loans prepay at a rate slower than the Prepayment Assumption, in some circumstances the use of this method may decelerate a holder's recognition of income.

    In the case of a Stripped Security that is an Interest Weighted Security, the Trustee intends, absent contrary authority, to report income to Security holders as OID, in the manner described above for Interest Weighted Securities.

    Possible Alternative Characterizations. The characterizations of the Stripped Securities described above are not the only possible interpretations of the applicable Code provisions. Among other possibilities, the Internal Revenue Service could contend that (i) in certain Series, each non-Interest Weighted Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped principal payments; (ii) the non-Interest Weighted Securities are subject to the contingent payment provisions of the Proposed Regulations; or (iii) each Interest Weighted Stripped Security is composed of an unstripped undivided ownership interest in Loans and an installment obligation consisting of stripped interest payments.

    Given the variety of alternatives for treatment of the Stripped Securities and the different federal income tax consequences that result from each alternative, potential purchasers are urged to consult their own tax advisers regarding the proper treatment of the Securities for federal income tax purposes.

    Character as Qualifying Loans. In the case of Stripped Securities, there is no specific legal authority existing regarding whether the character of the Securities, for federal income tax purposes, will be the same as the Loans. The IRS could take the position that the Loans character is not carried over to the Securities in such circumstances. Pass-Through Securities will be, and, although the matter is not free from doubt, Stripped Securities should be considered to represent "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code, and "loans secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; and interest income attributable to the Securities should be considered to represent "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code. Reserves or funds underlying the Securities may cause a proportionate reduction in the above-described qualifying status categories of Securities.

SALE OR EXCHANGE

    Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, in the opinion of Tax Counsel, a holder's tax basis in its Security is the price such holder pays for a Security, plus amounts of original issue or market discount included in income and reduced by any payments received (other than qualified stated interest payments) and any amortized premium. Gain or loss recognized on a sale, exchange, or redemption of a Security, measured by the difference between the amount realized and the Security's basis as so adjusted such gain will generally be capital gain or loss, assuming that the Security is held as a capital asset and will generally be long-term capital gain or loss if the holding period of the security is one year or more. The Taxpayer Relief Act of 1997 (the "Act") reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). The capital gains rate for capital assets held by individual taxpayers for more than twelve months but less than eighteen months was not changed by the Act ("Mid-Term Rate"). The Act does not change the capital gain rates for corporations. Prospective investors should consult their own tax advisors concerning these tax law changes.

    In the case of a Security held by a bank, thrift, or similar institution described in Section 582 of the Code, however, gain or loss realized on the sale or exchange of a Regular Interest Security will be taxable as ordinary income or loss. In addition, gain from the disposition of a Regular Interest Security that might otherwise be capital gain will be treated as ordinary income to the extent of the excess, if any, of (i) the amount that would have been includible in the holder's income if the yield on such Regular Interest Security had equaled 110% of the applicable federal rate as of the beginning of such holder's holding period, over the amount of ordinary income actually recognized by the holder with respect to such Regular Interest Security.

MISCELLANEOUS TAX ASPECTS

    Backup Withholding. Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, a holder, other than a holder of a REMIC Residual Security, may, under certain circumstances, be subject to "backup withholding" at a rate of 31% with respect to distributions or the proceeds of a sale of certificates to or through brokers that represent interest or original issue discount on the Securities. This withholding generally applies if the holder of a Security (i) fails to furnish the Trustee with its taxpayer identification number ("TIN"); (ii) furnishes the Trustee an incorrect TIN; (iii) fails to report properly interest, dividends or other "reportable payments" as defined in the Code; or
(iv) under certain circumstances, fails to provide the Trustee or such holder's securities broker with a certified statement, signed under penalty of perjury, that the TIN provided is its correct number and that the holder is not subject to backup withholding. Backup withholding will not apply, however, with respect to certain payments made to holders, including payments to certain exempt recipients (such as exempt organizations) and to certain Nonresidents (as defined below). Holders should consult their tax advisers as to their qualification for exemption from backup withholding and the procedure for obtaining the exemption.

    The Trustee will report to the holders and to the Servicer for each calendar year the amount of any "reportable payments" during such year and the amount of tax withheld, if any, with respect to payments on the Securities.

NEW WITHHOLDING REGULATIONS

    On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

TAX TREATMENT OF FOREIGN INVESTORS

    Subject to the discussion below with respect to Trust Funds as to which a partnership election is made, under the Code, unless interest (including
OID) paid on a Security (other than a Residual Interest Security) is considered to be "effectively connected" with a trade or business conducted in the United States by a nonresident alien individual, foreign partnership or foreign corporation ("Nonresidents"), in the opinion of Tax Counsel, such interest will normally qualify as portfolio interest (except where (i) the recipient is a holder, directly or by attribution, of 10% or more of the capital or profits interest in the issuer, or (ii) the recipient is a controlled foreign corporation to which the issuer is a related person) and will be exempt from federal income tax. Upon receipt of appropriate ownership statements, the issuer normally will be relieved of obligations to withhold tax from such interest payments. These provisions supersede the generally applicable provisions of United States law that would otherwise require the issuer to withhold at a 30% rate (unless such rate were reduced or eliminated by an applicable tax treaty) on, among other things, interest and other fixed or determinable, annual or periodic income paid to Nonresidents. Holders of Pass-Through Securities and Stripped Securities, including Ratio Strip Securities, however, may be subject to withholding to the extent that the Loans were originated on or before July 18, 1984.

    Interest and OID of holders who are foreign persons are not subject to withholding if they are effectively connected with a United States business conducted by the holder. They will, however, generally be subject to the regular United States income tax.

    Payments to holders of Residual Interest Securities who are foreign persons will generally be treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Holders should assume that such income does not qualify for exemption from United States withholding tax as "portfolio interest." It is clear that, to the extent that a payment represents a portion of REMIC taxable income that constitutes excess inclusion income, a holder of a Residual Interest Security will not be entitled to an exemption from or reduction of the 30% (or lower treaty rate) withholding tax rule. If the payments are subject to United States withholding tax, they generally will be taken into account for withholding tax purposes only when paid or distributed (or when the Residual Interest Security is disposed of). The Treasury has statutory authority, however, to promulgate regulations which would require such amounts to be taken into account at an earlier time in order to prevent the avoidance of tax. Such regulations could, for example, require withholding prior to the distribution of cash in the case of Residual Interest Securities that do not have significant value. Under the REMIC Regulations, if a Residual Interest
Security has tax avoidance potential, a transfer of a Residual Interest Security to a Nonresident will be disregarded for all Federal tax purposes. A Residual Interest Security has tax avoidance potential unless, at the time of the transfer the transferor reasonably expects that the REMIC will distribute to the transferee residual interest holder amounts that will equal at least 30% of each excess inclusion, and that such amounts will be distributed at or after the time at which the excess inclusions accrue and not later than the calendar year following the calendar year of accrual. If a Nonresident transfers a Residual Interest Security to a United States person, and if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions, then the transfer is disregarded and the transferor continues to be treated as the owner of the Residual Interest Security for purposes of the withholding tax provisions of the Code. See "-- Excess Inclusions."

TAX CHARACTERIZATION OF THE TRUST AS A PARTNERSHIP

    Tax Counsel is of the opinion that a Trust Fund structured as a partnership will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion is based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

    If the Trust Fund were taxable as a corporation for federal income tax purposes, in the opinion of Tax Counsel, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

TAX CONSEQUENCES TO HOLDERS OF THE NOTES

    Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. In such a circumstance, Tax Counsel is, except as otherwise provided in the related Prospectus Supplement, of the opinion that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

    OID, Indexed Securities, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars, and that the Notes are not Indexed Securities or Strip Notes. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 0.25% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

    Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, in the opinion of Tax Counsel, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

    A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

    Sale or Other Disposition. In the opinion of Tax Counsel, if a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note. The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

    Foreign Holders. In the opinion of Tax Counsel, interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Seller (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust or the Seller is a "related person" within the meaning of the Code and (ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

    Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

    Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

    Possible Alternative Treatments of the Notes. If, contrary to the opinion of Tax Counsel, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund might be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

TAX CONSEQUENCES TO HOLDERS OF THE CERTIFICATES

    Treatment of the Trust Fund as a Partnership. The Trust Fund and the Servicer will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

    A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

    Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

    Partnership Taxation. If the Trust Fund is a partnership, in the opinion of Tax Counsel, the Trust Fund will not be subject to federal income tax. Rather, in the opinion of Tax Counsel, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Loans.

    In the opinion of Tax Counsel, the tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Depositor. Based on the economic arrangement of the parties, in the opinion of Tax Counsel, this approach for allocating Trust Fund income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, in the opinion of Tax Counsel, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices, Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

    In the opinion of Tax Counsel, all of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

    In the opinion of Tax Counsel, an individual taxpayer's share of expenses of the Trust Fund (including fees to the Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

    The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

    Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust Fund for the Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, in the opinion of Tax Counsel, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Loan by Loan basis.)

    If the Trust Fund acquires the Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Loans or to offset any such premium against interest income on the Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

    Section 708 Termination. Pursuant to final Treasury regulations issued May 9, 1997 under section 708 of the Code a sale or exchange of 500 percent or more of the capital and profits in the issuer entity within a 12-month tax period would cause a deemed contribution of assets of the issuer entity (the "old partnership") to a new partnership (the "new partnership") in exchange for interest in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

    Disposition of Certificates. Generally, in the opinion of Tax Counsel, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

    Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Receivables would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

    If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

    Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

    The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

    Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

    Administrative Matters. The Owner Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-l information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies .

    Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes
(i) the name, address and  taxpayer identification number of the  nominee and
(ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and
(z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

    The Depositor will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

    Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures. In determining a holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

    Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be entitled to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

    Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code. The New Regulations described herein make certain modifications to the backup withholding and information reporting rules. The New Regulations will generally be effective for payments made after December 31, 1998, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

                               FASIT SECURITIES

    General. The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Securityholders. Investors also should note that the FASIT discussions contained herein constitutes only a summary of the federal income tax consequences to holders of FASIT Securities. With respect to each Series of FASIT Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

    FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for that Series and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

    Qualification as a FASIT. The Trust Fund underlying a Series (or one or more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "regular interests" and the "ownership interests," respectively, if (i) a FASIT election is in effect,
(ii)  certain tests concerning (A) the composition  of the FASIT's assets and
(B) the nature of the Securityholders' interest in the FASIT are met on a continuing basis, and (iii) the Trust Fund is not a regulated company as defined in Section 851(a) of the Code.

    Asset Composition. In order for a Trust Fund (on one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include (i) cash or cash equivalents,
(ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("IO") type rate, (iii) foreclosure property, (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests, (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments, (vi) FASIT regular interests, and (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

    Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

    A FASIT interest generally qualifies as a regular interest if (i) it is designated as a regular interest, (ii) it has a stated maturity no greater than thirty years, (iii) it entitles its holder to a specified principal amount, (iv) the issue price of the interest does not exceed 125% of its stated principal amount, (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and (vi) if it pays interest, such interest is payable at either (a) a fixed rate with respect to the principal amount of the regular interest or (b) a permissible variable rate with respect to such principal amount. Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interest (i.e., certain qualified floating rates and weighted average rates). See "Certain Federal Income Tax Consequences--Taxation of Debt Securities-- Variable Rate Debt Securities."

    If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) above, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if a FASIT Security fails to meet the requirements of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Federal Income Tax Consequences--FASIT Securities--Tax Treatment of FASIT Regular Securities-- Treatment of High-Yield Interests."

    Consequences of Disqualification. If a Series of FASIT Securities fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

    Tax Treatment of FASIT Regular Securities. Payments received by holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Securities. As in the case of holders of REMIC Regular Securities, holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the case receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Securityholder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for REMIC Regular Securities. See "Federal Income Tax
Consequences--Taxation of Debt Securities," "--Market Discount," and "-- Premium" above. High-Yield Securities may be held only by fully taxable domestic corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

    If a FASIT Regular Security is sold or exchanged, the Securityholder generally will recognize gain or loss upon the sale in the manner described above for REMIC Regular Securities. See "Certain Federal Income Tax Consequences--Sale or Exchange." In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of Default and Delinquencies of the underlying Assets, the holder of such Security should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). See "Federal Income Tax Consequences--Taxation of Debt Instruments--Effects of Default and Delinquencies."

    FASIT Regular Securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(5) of the Code, and interest on such Securities will be considered Qualifying REIT Interest to the same extent that REMIC Securities would be so considered. FASIT Regular Securities held by a Thrift Institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC Securities would be so considered. See "Certain Federal Income Tax Consequences--Taxation of Debt Securities--Status as Real Property Loans." In addition, FASIT Regular Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Securities will not qualify as "Government Securities" for either REIT or RIC qualification purposes.

    Treatment of High-Yield Interests. High-Yield Interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the High-Yield Interest.

    The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular Federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

    Tax Treatment of FASIT Ownership Securities. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the holders of High-Yield Interests. See "Federal Income Tax Securities-- Treatment of High-Yield Interests."

    Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

    The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

    Backup Withholding, Reporting and Tax Administration. Holders of FASIT Securities will be subject to backup withholding to the same extent holders of REMIC Securities would be subject. See "Certain Federal Income Tax Consequences--Miscellaneous Tax Aspects--Backup Withholding." For purposes of reporting and tax administration, holders of record of FASIT Securities generally will be treated in the same manner as holders of REMIC Securities.

DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.

                           STATE TAX CONSIDERATIONS

    In addition to the federal income tax consequences described in "Certain Material Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Securities.

                             ERISA CONSIDERATIONS

    The following describes certain considerations under ERISA and the Code, which apply only to Securities of a Series that are not divided into subclasses. If Securities are divided into subclasses the related Prospectus Supplement will contain information concerning considerations relating to ERISA and the Code that are applicable to such Securities.

    ERISA imposes requirements on employee benefit plans (and on certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) (collectively "Plans") subject to ERISA and on persons who are fiduciaries with respect to such Plans. Generally, ERISA applies to investments made by Plans. Among other things, ERISA requires that the assets of Plans be held in trust and that the trustee, or other duly authorized fiduciary, have exclusive authority and discretion to manage and control the assets of such Plans. ERISA also imposes certain duties on persons who are fiduciaries of Plans. Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a Plan is considered to be a fiduciary of such Plan (subject to certain exceptions not here relevant). Certain employee benefit plans, such as governmental plans (as defined in ERISA Section 3(32)) and, if no election has been made under
Section 410(d) of the Code, church plans (as defined in ERISA Section 3(33)), are not subject to ERISA requirements. Accordingly, assets of such plans may be invested in Securities without regard to the ERISA considerations described above and below, subject to the provisions of applicable state law. Any such plan which is qualified and exempt from taxation under Code Sections 401(a) and 501(a), however, is subject to the prohibited transaction rules set forth in Code Section 503.

    On November 13, 1986, the United States Department of Labor (the "DOL") issued final regulations concerning the definition of what constitutes the assets of a Plan. (Labor Reg. Section 2510.3-101) Under this regulation, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. However, the regulation provides that, generally, the assets of a corporation or partnership in which a Plan invests will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly-offered security. A publicly-offered security, as defined in the Labor Reg. Section 2510.3-101, is a security that is widely held, freely transferable and registered under the Securities Exchange Act of 1934, as amended.

    In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and persons ("Parties in Interest") having certain specified relationships to a Plan and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. Because the Loans may be deemed Plan assets of each Plan that purchases Securities, an investment in the Securities by a Plan might be a prohibited transaction under ERISA Sections 406 and 407 and subject to an excise tax under Code
Section 4975 unless a statutory or administrative exemption applies.

    In Prohibited Transaction Exemption 83-1 ("PTE 83-1"), which amended Prohibited Transaction Exemption 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. PTE 83-1 permits, subject to certain conditions, transactions which might otherwise be prohibited between Plans and Parties in Interest with respect to those Plans related to the origination, maintenance and termination of mortgage pools consisting of mortgage loans secured by first or second mortgages or deeds of trust on single-family residential property, and the acquisition and holding of certain mortgage pool pass-through certificates representing an interest in such mortgage pools by Plans. If the general conditions (discussed below) of PTE 83-1 are satisfied, investments by a Plan in Securities that represent interests in a Pool consisting of Loans ("Single Family Securities") will be exempt from the prohibitions of ERISA Sections 406(a) and 407 (relating generally to transactions with Parties in Interest who are not fiduciaries) if the Plan purchases the Single Family Securities at no more than fair market value and will be exempt from the prohibitions of ERISA Sections 406(b)(1) and (2) (relating generally to transactions with fiduciaries) if, in addition, the purchase is approved by an independent fiduciary, no sales commission is paid to the pool sponsor, the Plan does not purchase more than 25% of all Single Family Securities, and at least 50% of all Single Family Securities are purchased by persons independent of the pool sponsor or pool trustee. PTE 83-1 does not provide an exemption for transactions involving Subordinate Securities. Accordingly, unless otherwise provided in the related Prospectus Supplement, no transfer of a Subordinate Security or a Security which is not a Single Family Security may be made to a Plan.

    The discussion in this and the next succeeding paragraph applies only to Single Family Securities. The Depositor believes that, for purposes of PTE 83-1, the term "mortgage pass-through certificate" would include: (i)
Securities issued in a Series consisting of only a single class of Securities; and (ii) Securities issued in a Series in which there is only one class of Trust Securities; provided that the Securities in the case of clause
(i), or the Securities in the case of clause (ii), evidence the beneficial ownership of both a specified percentage of future interest payments (greater than 0%) and a specified percentage (greater than 0%) of future principal payments on the Loans. It is not clear whether a class of Securities that evidences the beneficial ownership in a Trust Fund divided into Loan groups, beneficial ownership of a specified percentage of interest payments only or principal payments only, or a notional amount of either principal or interest payments, or a class of Securities entitled to receive payments of interest and principal on the Loans only after payments to other classes or after the occurrence of certain specified events would be a "mortgage pass-through certificate" for purposes of PTE 83-1.

    PTE 83-1 sets forth three general conditions which must be satisfied for any transaction to be eligible for exemption: (i) the maintenance of a system of insurance or other protection for the pooled mortgage loans and property securing such loans, and for indemnifying Securityholders against reductions in pass-through payments due to property damage or defaults in loan payments in an amount not less than the greater of one percent of the aggregate principal balance of all covered pooled mortgage loans or the principal balance of the largest covered pooled mortgage loan; (ii) the existence of a pool trustee who is not an affiliate of the pool sponsor; and (iii) a limitation on the amount of the payment retained by the pool sponsor, together with other funds inuring to its benefit, to not more than adequate consideration for selling the mortgage loans plus reasonable compensation for services provided by the pool sponsor to the Pool. The Depositor believes that the first general condition referred to above will be satisfied with respect to the Securities in a Series issued without a subordination feature, or the Securities only in a Series issued with a subordination feature, provided that the subordination and Reserve Account, subordination by shifting of interests, the pool insurance or other form of credit enhancement described herein (such subordination, pool insurance or other form of credit enhancement being the system of insurance or other protection referred to above) with respect to a Series of Securities is maintained in an amount not less than the greater of one percent of the aggregate principal balance of the Loans or the principal balance of the largest Loan. See "Description of the Securities" herein. In the absence of a ruling that the system of insurance or other protection with respect to a Series of Securities satisfies the first general condition referred to above, there can be no assurance that these features will be so viewed by the DOL. The Trustee will not be affiliated with the Depositor.

    Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Single Family Securities must make its own determination as to whether the first and third general conditions, and the specific conditions described briefly in the preceding paragraph, of PTE 83-1 have been satisfied, or as to the availability of any other prohibited transaction exemptions. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

   On September 6, 1990 the DOL issued to Greenwich Capital Markets, Inc., an individual exemption (Prohibited Transaction Exemption 90-59; Exemption Application No. D-8374, 55 Fed. Reg. 36724) (the "Underwriter Exemption") which applies to certain sales and servicing of "certificates" that are obligations of a "trust" with respect to which Greenwich Capital Markets, Inc. is the underwriter, manager or co-manager of an underwriting syndicate. The Underwriter Exemption provides relief which is generally similar to that provided by PTE 83-1, but is broader in several respects.

    The Underwriter Exemption contains several requirements, some of which differ from those in PTE 83-l. The Underwriter Exemption contains an expanded definition of "certificate" which includes an interest which entitles the holder to pass-through payments of principal, interest and/or other payments. The Underwriter Exemption contains an expanded definition of "trust" which permits the trust corpus to consist of secured consumer receivables. The definition of "trust", however, does not include any investment pool unless, inter alia, (i) the investment pool consists only of assets of the type which have been included in other investment pools, (ii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to the Plan's acquisition of certificates pursuant to the Underwriter Exemption, and
(iii) certificates in such other investment pools have been rated in one of the three highest generic rating categories of the four credit rating agencies noted below. Generally, the Underwriter Exemption holds that the acquisition of the certificates by a Plan must be on terms (including the price for the certificates) that are at least as favorable to the Plan as they would be in an arm's length transaction with an unrelated party. The Underwriter Exemption requires that the rights and interests evidenced by the certificates not be "subordinated" to the rights and interests evidenced by other certificates of the same trust. The Underwriter Exemption requires that certificates acquired by a Plan have received a rating at the time of their acquisition that is in one of the three highest generic rating categories of Standard & Poor's Corporation, Moody's Investors Service, Inc., Duff & Phelps Inc. or Fitch Investors Service, Inc. The Underwriter
Exemption specifies that the pool trustee must not be an affiliate of the pool sponsor, nor an affiliate of the Underwriter, the pool servicer, any obligor with respect to mortgage loans included in the trust constituting more than five percent of the aggregate unamortized principal balance of the assets in the trust, or any affiliate of such entities. Finally, the Underwriter Exemption stipulates that any Plan investing in the certificates must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

    Any Plan fiduciary which proposes to cause a Plan to purchase Securities should consult with their counsel concerning the impact of ERISA and the Code, the applicability of PTE 83-1 and the Underwriter Exemption, and the potential consequences in their specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Securities is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

    On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. The amendment generally allows mortgage loans (the "Obligations") supporting payments to certificateholders, and having a value equal to no more than twenty-five percent (25%) of the total principal amount of the certificates being offered by the trust, to be transferred to the trust within a 90-day or three-month period following the closing date ("Pre-Funding Period"), instead of requiring that all such Obligations be either identified or transferred on or before the closing date. The relief is available when the following conditions are met:

        (1) The ratio of the amount allocated to the pre-funding account to the total principal amount of the certificates being offered (the "Pre-Funding Limit") must not exceed twenty-five percent (25%).

        (2)  All  Obligations   transferred  after   the  closing   date  (the
    "Additional Obligations") must meet the same terms and conditions for eligibility as the original Obligations used to create the trust, which terms and conditions have been approved by an Exemption Rating Agency.

        (3) The transfer of such Additional Obligations to the trust during the Pre-Funding Period must not result in the certificates to be covered by the Exemption receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating
    that  was  obtained   at  the  time  of  the  initial   issuance  of  the
    certificates by the trust.

        (4) Solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "Average Interest Rate") for all of the Obligations in the trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the average interest rate for the Obligations which were transferred to the trust on the closing date.

        (5)  Either:

             (i) the characteristics of the Additional Obligations must be monitored by an insurer or other credit support provider which is independent of the depositor; or

             (ii) an independent accountant retained by the depositor must provide the depositor with a letter (with copies provided to each Exemption Rating Agency rating the certificates, the related underwriter and the related trustee) stating whether or not the characteristics of the Additional Obligations conform to the characteristics described in the related prospectus or prospectus supplement and/or pooling and servicing agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Obligations which were transferred to the trust as of the closing date.

        (6) The Pre-Funding Period must end no later than three months or 90 days after the closing date or earlier in certain circumstances if the pre-funding account falls below the minimum level specified in the pooling and servicing agreement or an event of default occurs.

        (7)  Amounts   transferred   to   any   pre-funding   account   and/or
    capitalized interest account used in connection with the pre-funding may be invested only in investments which are permitted by the Exemption Rating Agencies rating the certificates and must:

             (i) be direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or

             (ii) have been rated (or the obligor has been rated) in one or the three highest generic rating categories by an Exemption Rating Agency ("Permitted Investments").

        (8)  The related prospectus or prospectus supplement must describe:

             (i) any pre-funding account and/or capitalized interest account used in connection with a pre-funding account;

             (ii)    the duration of the Pre-Funding Period;

             (iii) the percentage and/or dollar amount of the Pre-Funding Limit for the trust; and

             (iv)    that the amounts remaining in the pre-funding account at
        the  end   of   the   Pre-Funding   Period  will   be   remitted   to
        certificateholders as repayments of principal.

        (9) The related pooling and servicing agreement must describe the Permitted Investments for the pre-funding account and/or capitalized interest account and, if not disclosed in the related prospectus or prospectus supplement, the terms and conditions for eligibility of Additional Obligations.

                               LEGAL INVESTMENT

    The Prospectus Supplement for each series of Securities will specify which, if any, of the classes of Securities offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Securities that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts, and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulations to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities", securities will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in securities, or require the sale or other disposition of securities, so long as such contractual commitment was made or such securities were acquired prior to the enactment of such legislation.

    SMMEA also amended the legal investment authority of federally-chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Securities without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

    All depository institutions considering an investment in the Securities (whether or not the class of Securities under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement") setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities", which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement such "high-risk mortgage securities" include securities such as Securities not entitled to distributions allocated to principal or interest, or Subordinated Securities. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security", and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

    The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying".

    There may be other restrictions on the ability of certain investors, including depositors institutions, either to purchase Securities or to purchase Securities representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Securities constitute legal investments for such investors.

                            METHOD OF DISTRIBUTION

    The Securities offered hereby and by the Prospectus Supplement will be offered in Series. The distribution of the Securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Greenwich Capital Markets, Inc. ("GCM") acting as underwriter with other underwriters, if any, named therein. In such event, the related Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of the Securities, underwriters may receive compensation from the Depositor or from purchasers of the Securities in the form of discounts, concessions or commissions. The related Prospectus Supplement will describe any such compensation paid by the Depositor.

    Alternatively, the related Prospectus Supplement may specify that the Securities will be distributed by GCM acting as agent or in some cases as principal with respect to Securities that it has previously purchased or agreed to purchase. If GCM acts as agent in the sale of Securities, GCM will receive a selling commission with respect to each Series of Securities, depending on market conditions, expressed as a percentage of the aggregate principal balance of the related Trust Fund Assets as of the Cut-off Date. The exact percentage for each Series of Securities will be disclosed in the related Prospectus Supplement. To the extent that GCM elects to purchase Securities as principal, GCM may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any Series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Securities of such Series.

    The Depositor will indemnify GCM and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments GCM and any underwriters may be required to make in respect thereof.

    In the ordinary course of business, GCM and the Depositor may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's loans or private asset backed securities, pending the sale of such loans or private asset backed securities, or interests therein, including the Securities.

    The Depositor anticipates that the Securities will be sold primarily to institutional investors. Purchasers of Securities, including dealers, may, depending on the facts and circumstances of such purchases, be deemed to be "underwriters" within the meaning of the Securities Act of 1933 in connection with reoffers and sales by them of Securities. Holders of Securities should consult with their legal advisors in this regard prior to any such reoffer or sale.

                                LEGAL MATTERS

    The legality of the Securities of each Series, including certain material federal income tax consequences with respect thereto, will be passed upon for the Depositor by Brown & Wood LLP, New York, New York 10048.


                            FINANCIAL INFORMATION

    A new Trust Fund will be formed with respect to each Series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related Series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

                                    RATING

    It is a condition to the issuance of the Securities of each Series offered hereby and by the Prospectus Supplement that they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies (each, a "Rating Agency") specified in the related Prospectus Supplement.

    Any such rating would be based on, among other things, the adequacy of the value of the Trust Fund Assets and any credit enhancement with respect to such class and will reflect such Rating Agency's assessment solely of the likelihood that holders of a class of Securities of such class will receive payments to which such Securityholders are entitled under the related Agreement. Such rating will not constitute an assessment of the likelihood that principal prepayments on the related Loans will be made, the degree to which the rate of such prepayments might differ from that originally anticipated or the likelihood of early optional termination of the Series of Securities. Such rating should not be deemed a recommendation to purchase, hold or sell Securities, inasmuch as it does not address market price or suitability for a particular investor. Such rating will not address the possibility that prepayment at higher or lower rates than anticipated by an investor may cause such investor to experience a lower than anticipated yield or that an investor purchasing a Security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios.

    There is also no assurance that any such rating will remain in effect for any given period of time or that it may not be lowered or withdrawn entirely by the Rating Agency in the future if in its judgment circumstances in the future so warrant. In addition to being lowered or withdrawn due to any erosion in the adequacy of the value of the Trust Fund Assets or any credit enhancement with respect to a Series, such rating might also be lowered or withdrawn among other reasons, because of an adverse change in the financial or other condition of a credit enhancement provider or a change in the rating of such credit enhancement provider's long term debt.

    The amount, type and nature of credit enhancement, if any, established with respect to a Series of Securities will be determined on the basis of criteria established by each Rating Agency rating classes of such Series. Such criteria are sometimes based upon an actuarial analysis of the behavior of mortgage loans in a larger group. Such analysis is often the basis upon which each Rating Agency determines the amount of credit enhancement required with respect to each such class. There can be no assurance that the historical data supporting any such actuarial analysis will accurately reflect future experience nor any assurance that the data derived from a large pool of mortgage loans accurately predicts the delinquency, foreclosure or loss experience of any particular pool of Loans. No assurance can be given that values of any Properties have remained or will remain at their levels on the respective dates of origination of the related Loans. If the residential real estate markets should experience an overall decline in property values such that the outstanding principal balances of the Loans in a particular Trust Fund and any secondary financing on the related Properties become equal to or greater than the value of the Properties, the rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry. In additional, adverse economic conditions (which may or may not affect real property values) may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the rates of delinquencies, foreclosures and losses with respect to any Trust Fund. To the extent that such losses are not covered by credit enhancement, such losses will be borne, at least in part, by the holders of one or more classes of the Securities of the related Series.




                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

    The following table sets forth the estimated expenses in connection with the issuance and distribution of the Securities being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee..........   $
Printing and Engraving Fees...   $    250,000.00
Legal Fees and Expenses.......   $  1,000,000.00
Trustee Fees and Expenses.....   $    100,000.00
Accounting Fees and Expenses..   $    250,000.00
Rating Agency Fees............   $    400,000.00
Miscellaneous.................   $    200,000.00
                                 ===============

Total.........................   $
                                 ===============

____________
*   All amounts except the SEC Registration Fee are estimates.


ITEM 15.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The    Registrant's   Certificate    of   Incorporation    provides   for
indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

    Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.


ITEM 16.  EXHIBITS.


    1.1 Form of Underwriting Agreement.*
    3.1 Certificate of Incorporation of the Registrant.*
    3.2 By-laws of the Registrant.*
    4.1 Forms of Pooling and Servicing Agreement.*
    4.2 Form of Trust Agreement.*
    4.3 Form of Indenture.*
    5.1 Opinion of Brown & Wood LLP as to legality of the Certificates.
    8.1 Opinion of Brown & Wood LLP as to certain tax matters.
   10.1 Form of Mortgage Loan Purchase Agreement.*
   23.1 Consent  of  Brown  & Wood  LLP  (included in  Exhibits  5.1  and 8.1 hereof).
   24.1 Power of Attorney (included on signature page).
__________________________
*Incorporated by reference from Registration Statement No. 33-99018.


ITEM 17.  UNDERTAKINGS.

The undersigned Registrant hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement;

              (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the "Act");

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (2) That, for the purpose of determining any liability under the Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3)  To  remove  from  registration  by   means  of  a  post-effective
    amendment any of the securities being registered which remain unsold at the termination of the offering.

    The undersigned Registrant undertakes that, for purposes of determining any liability under the Act, each filing of the Trust's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance on Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

    For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under
Section 305(b)(2) of the Trust Indenture Act of 1939.




                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Greenwich, Connecticut, on the 30th day of December, 1997.

                         FINANCIAL ASSET SECURITIES CORP.

                         By   /s/Wayne C. Olson
                              ---------------------------
                              Name:  Wayne C. Olson
                              Title: President



                              POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of John C. Anderson, Paul D. Stevelman, Peter McMullin, Craig Eckes, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the dates indicated.

   SIGNATURES                   TITLE                            DATE
   ----------                   -----                            ----


/s/Wayne C. Olson       President (Principal  		December 30, 1997
___________________	Executive Officer,
Wayne C. Olson          Principal Financial Officer)


/s/Kevin C. Piccoli     Controller (Principal           December 30, 1997
-------------------     Accounting Officer)
Kevin C. Piccoli


/s/Peiti Tung           Director                        December 30, 1997
-------------------
Peiti Tung


/s/Jay N. Levine        Director                        December 30, 1997
-------------------
Jay N. Levine


/s/John C. Anderson     Director                        December 30, 1997
-------------------
John C. Anderson


/s/David R. Jones       Director                        December 30, 1997
-------------------
David R. Jones




                                EXHIBIT INDEX


                                                                   SEQUENTIAL
EXHIBIT                                                               PAGE
  NO.                        DESCRIPTION OF EXHIBIT                  NUMBER
-------                      ----------------------                ----------

  1.1            --  Form of Underwriting Agreement.*

  3.1            --  Certificate of Incorporation of the
                     Registrant.*

  3.2            --  By-laws of the Registrant.*

  4.1            --  Form of Pooling and Servicing Agreement.*

  4.2            --  Form of Trust Agreement.*

  4.3            --  Form of Indenture.*

  5.1            --  Opinion of Brown & Wood LLP as to legality
                     of the Certificates.

  8.1            --  Opinion of Brown & Wood LLP as to certain
                     tax matters.

 10.1            --  Form of Mortgage Loan Purchase Agreement.*

 23.1            --  Consent of Brown & Wood LLP (included in
                     Exhibits 5.1 and 8.1).

 24.1            --  Power of Attorney (included on signature
                     page).




----------------
*Incorporated by reference from Registration Statement Filed No. 33-99018.




                                                                  Exhibit 5.1

                        (BROWN & WOOD LLP LETTERHEAD)

                             January 12, 1997




Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830


    Re: Financial Asset Securities Corp.
        Registration Statement on Form S-3
        ----------------------------------


Ladies and Gentlemen:

    We have acted as counsel for Financial Asset Securities Corp., a Delaware corporation (the "Company"), in connection with the preparation of the registration statement on Form S-3 (the "Registration Statement") relating to the Securities (defined below) and with the authorization and issuance from time to time in one or more series (each, a "Series") of up to $1,000,000,000 aggregate principal amount of asset-backed securities (the "Securities"). As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, master pooling and servicing agreement, pooling agreement, trust agreement or indenture (each, an "Agreement") among the Company, a trustee (the "Trustee") and, where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities.

    We have examined copies of the Company's Certificate of Incorporation, the Company's By-laws and forms of each Agreement, as filed or incorporated by reference as exhibits to the Registration Statement, and the forms of Securities included in any Agreement so filed or incorporated by reference in the Registration Statement and such other records, documents and statutes as we have deemed necessary for purposes of this opinion.

    Based upon the foregoing, we are of the opinion that:

    (v) When any Agreement relating to a Series of Securities has been duly and validly authorized by all necessary action on the part of the Company and has been duly executed and delivered by the Company, the Servicer, if any, the Trustee and any other party thereto, such Agreement will constitute a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting creditors' rights generally or by general equity principles.

    (vi) When a Series of Securities has been duly authorized by all necessary action on the part of the Company (subject to the terms thereof being otherwise in compliance with applicable law at such time), duly executed and authenticated by the Trustee for such Series in accordance with the terms of the related Agreement and issued and delivered against payment
therefor  as  described  in  the  Registration  Statement,  such   Series  of
Securities will be legally and validly issued, fully paid and nonassessable, and the holders thereof will be entitled to the benefits of the related Agreement.

    In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the laws of the State of New York (excluding choice of law principles therein) and the federal laws of the United States of America.

    We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Legal Matters" in each Prospectus forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the Securities Act of 1933, as amended, or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                             Very truly yours,

                             /s/Brown & Wood LLP




                                                                  Exhibit 8.1

                        (BROWN & WOOD LLP LETTERHEAD)

                             January 12, 1997



Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut 06830

    Re: Financial Asset Securities Corp.
        Registration Statement on Form S-3
        ----------------------------------

Ladies and Gentlemen:

    We have acted as special tax counsel for Financial Asset Securities Corp., a Delaware corporation (the "Company"), in connection with the preparation of the registration statement on Form S-3 (the "Registration
Statement") relating to the Securities (defined below) and with the authorization and issuance from time to time in one or more series (each, a "Series") of up to $1,000,000,000 aggregate principal amount of asset-backed securities (the "Securities"). The Registration Statement is being filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. As set forth in the Registration Statement, each Series of Securities will be issued under and pursuant to the conditions of a separate pooling and servicing agreement, master pooling and servicing agreement, pooling agreement, trust agreement or indenture (each an "Agreement") among the Company, a trustee (the "Trustee") and, where appropriate, a servicer (the "Servicer"), each to be identified in the prospectus supplement for such Series of Securities.

    We have examined the prospectus and forms of prospectus supplement related thereto contained in the Registration Statement (each, a "Prospectus") and such other documents, records and instruments as we have deemed necessary for the purposes of this opinion.

    In arriving at the opinion expressed below, we have assumed that each Agreement will be duly authorized by all necessary corporate action on the part of the Company, the Trustee, the Servicer (where applicable) and any other party thereto for such Series of Securities and will be duly executed and delivered by the Company, the Trustee, the Servicer and any other party thereto substantially in the applicable form filed or incorporated by reference as an exhibit to the Registration Statement, that each Series of Securities will be duly executed and delivered in substantially the forms set forth in the related Agreement filed or incorporated by reference as an exhibit to the Registration Statement, and that Securities will be sold as described in the Registration Statement.

    As special tax counsel to the Company, we have advised the Company with respect to certain material federal income tax aspects of the proposed issuance of each Series of Securities pursuant to the related Agreement. Such advice has formed the basis for the description of selected federal income tax consequences for holders of such Securities that appear under the headings "Certain Material Federal Income Tax Considerations", "Certain Federal Income Tax Consequences" and "Certain Federal Income Tax Considerations", as applicable, in each Prospectus forming a part of the Registration Statement. Such description does not purport to discuss all possible federal income tax ramifications of the proposed issuance of the Securities, but with respect to those federal income tax consequences described therein, such description is accurate in all material respects.

    This opinion is based on the facts and circumstances set forth in the Registration Statement and in the other documents reviewed by us. Our opinion as to the matters set forth herein could change with respect to a particular Series of Securities as a result of changes in facts or circumstances, changes in the terms of the documents reviewed by us, or changes in the law subsequent to the date hereof. Because the Prospectuses contemplate Series of Securities with numerous different characteristics, you should be aware that the particular characteristics of each Series of Securities must be considered in determining the applicability of this opinion to a particular Series of Securities.

    We hereby consent to the filing of this letter as an exhibit to the Registration Statement and to the references to this firm under the heading "Certain Material Federal Income Tax Considerations" in each Prospectus forming a part of the Registration Statement, without admitting that we are "experts" within the meaning of the 1933 Act or the Rules and Regulations of the Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                             Very truly yours


                             /s/Brown & Wood LLP